                              AMERICAN

                                           SKANDIA
                                                    TRUST

                              -----------------------------------------------
                                               ANNUAL REPORT

                              -----------------------------------------------

                                             DECEMBER 31, 1998

PERFORMANCE INFORMATION AND COMMENTARY
--------------------------------------------------------------------------------

The following pages present information on the investment performance of each Portfolio (other than the AST Money Market Portfolio), including comparisons with relevant market indexes. Commentary by each Portfolio's sub-advisor regarding its performance and relevant market conditions is also provided.

EXPLANATIONS OF MARKET INDEXES

S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MID-CAP 400 INDEX -- The Standard & Poor's Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $1.2 billion as of December 1995).

RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NAREIT INDEX -- The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System.

ML HIGH YIELD INDEX -- The Merrill Lynch High Yield Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

ML 1-3 YEAR INDEX -- The Merrill Lynch 1-3 Year Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

LB AGGREGATE INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

SB EXTENDED MARKET INDEX -- The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

JPM NON-U.S. GOV'T BOND INDEX -- The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged capitalization-weighted index of government bond markets in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and the United Kingdom.

BLENDED INDEX -- The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam International Equity Portfolio had a total return of 20.10% in 1998 versus a 20.00% advance for the MSCI EAFE Index. Overweighting Europe at the expense of the Pacific Basin contributed greatly to performance for much of the year. Within Europe, Putnam concentrated on the peripheral countries, which benefited in advance of Economic and Monetary Union and were among the top-performing European markets. On a stock-selection level, European financial and telecoms enjoyed strong gains.

The year was marked by extreme volatility as markets moved from record declines to record gains in amazingly short order. This volatility was due in part to the destabilization of world markets that resulted from the economic turmoil in Asia, Latin America, and eastern Europe.

European markets demonstrated unparalleled vitality for much of the 12-month period. In contrast, Asia's financial troubles were pervasive for most of the year. The pattern of strong growth in Europe and stagnation in Asia continued from January until August when a series of events, including the collapse of the Russian economy and the ensuing damage to large hedge funds and their lenders, prompted swift, sudden market reversals. MSCI EAFE ended the third quarter with losses of 14.2%. In late September, global markets began a ferocious rally that continued through the fourth quarter amid more attractive equity valuations; declining interest rates in the United States, Europe, and Asia; and modest economic improvement in the Pacific Basin.

[AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                 AST Putnam International
                                                     Equity Portfolio           MSCI EAFE Index
4/19/89                                                   10000                      10000
Dec-89                                                    13760                      10922
Dec-90                                                    13341                       8361
Dec-91                                                    14275                       9375
Dec-92                                                    13084                       8234
Dec-93                                                    17808                      10915
Dec-94                                                    18278                      11764
Dec-95                                                    20105                      13082
Dec-96                                                    22045                      13873
Dec-97                                                    26047                      14120
Dec-98                                                    31281                      16943

                                                                                     Since Inception
                                                        1 Year        5 Year           on 4/19/89
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            20.10%        11.93%             12.46%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

The Lord Abbett Growth and Income Portfolio provided a total return of 12.48% for the year ended December 31, 1998, which lagged the unmanaged S&P 500 Index return of 28.57%.

The Asian economic and currency crises, along with economic problems in Russia, had a negative impact on U.S. corporate profits and, more important, on U.S. investor confidence during the third quarter. The performance of the Portfolio was affected as investors sought safety in large-capitalization growth stocks. As a result, attention in the market focused on a very small number of the largest growth stocks.

Lord Abbett's expectation for the U.S. economy at this time is not recession, but rather that we have reached a turning point and will now see slower growth. They believe gross domestic product is likely to grow at an annual rate of approximately 2% during the next six to twelve months. It is their view that the underpinnings of sound equity markets remain in place, while price declines late in the Portfolio's fiscal year have created more opportunities for long-term investors. The Portfolio continues to emphasize value opportunities in the domestic economy, including food, health care services, entertainment and communication stocks.

[LORD ABBETT GROWTH AND INCOME PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                  Lord Abbett Growth and
                                                     Income Portfolio            S&P 500 Index
5/1/92                                                    10000                      10000
Dec-92                                                    10700                      10726
Dec-93                                                    12164                      11807
Dec-94                                                    12434                      11963
Dec-95                                                    16029                      16459
Dec-96                                                    19003                      20237
Dec-97                                                    23549                      26989
Dec-98                                                    26488                      34698

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/1/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            12.48%        16.84%             15.71%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year 1998, the JanCap Growth Portfolio achieved a total return of 68.26%, well outpacing the unmanaged S&P 500 Index's return of 28.57%.

Equity markets showed impressive resiliency in 1998, shaking off political uncertainty and economic turmoil abroad to post impressive gains. U.S. equities markets rallied during the first seven months of the year, supported by robust economic growth, benign inflation, and low interest rates. Select megacap stocks led the gains, while small and midsize stocks continued to lag. Even the rally in large-cap stocks lost steam in the third quarter, when the Russian financial meltdown sparked a global credit crunch and raised recession fears, resulting in a steep market correction. The crisis eased in the fourth quarter, when a combination of aggressive Federal Reserve interest rate cuts and sustained economic growth helped drive equity markets to new highs.

The Portfolio's performance reflected impressive gains by many of the technology, cable, life sciences, and select retailing stocks that led the market during 1998. However, Janus scaled back the Portfolio's weighting in financial services stocks, which had proved volatile during the third quarter global credit crisis.

Despite lingering pressures in the global economy, Janus remains positive on longer-term prospects for growth stocks, especially in a low interest rate environment. Ultimately, Janus seeks companies with the potential of becoming the leading franchises of tomorrow, instigating change rather than reacting to it. They are confident that the Portfolio is focused on companies that can grow their earnings in any kind of economic environment.

[JANCAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

              Measurement Period
             (Fiscal Year Covered)               JanCap Growth Portfolio        S&P 500 Index
11/6/92                                                             10000                     10000
12/92                                                               10530                     10407
12/93                                                               11780                     11522
12/94                                                               11248                     11675
12/95                                                               15520                     16062
12/96                                                               19921                     19749
12/97                                                               25630                     26339
12/98                                                               43124                     33863

                                                                                     Since Inception
                                                        1 Year        5 Year           on 11/6/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            68.26%        29.63%             26.80%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
(FORMERLY FEDERATED UTILITY INCOME PORTFOLIO)

--------------------------------------------------------------------------------

The Neuberger&Berman Mid-Cap Value Portfolio had a total return of -2.33%, which underperformed its benchmark, the unmanaged S&P Mid-Cap 400 Index, which returned 19.13% and the unmanaged S&P 500 Index, which returned 28.57%.

On May 1, 1998, pursuant to shareholder votes, Neuberger&Berman replaced Federated Investment Counseling as sub-advisor to the Portfolio, and the Portfolio's investment focus was shifted from an emphasis on utilities companies to an emphasis on medium to larger capitalization companies, regardless of industry, using a value-oriented approach. Also, on that date, the name of the Portfolio changed from the Federated Utility Income Portfolio.

Neuberger&Berman's value discipline led them to quality companies in out-of-favor industries like commodity oriented cyclicals and the economically sensitive capital goods producers. Cheap stocks in these cheap groups got even cheaper when the Asian economic crisis deepened in mid-year, and ongoing earnings uncertainty prevented most of these stocks from participating in the strong fourth quarter rally.

Neuberger&Berman has re-examined its discipline and taken carefully measured steps to modify it in a manner more attuned to what they believe will be long lasting economic and market trends. They are in the process of repositioning the Portfolio in industries and larger companies with better pricing and earnings power. Neuberger&Berman believes its ongoing commitment to value, tempered by greater valuation flexibility, will enhance returns going forward.

[NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                Neuberger&Berman
                                 Mid-Cap value                        S&P Utilities      S&P Mid-Cap
                                   Portfolio        S&P 500 Index         Index           400 Index
5/4/93                               10000              10000             10000             10000
Dec-93                               10790              10809             10541             11308
Dec-94                               10040              10951              9704             10903
Dec-95                               12664              15067             13795             14276
Dec-96                               14124              18526             14227             17017
Dec-97                               17855              24707             17741             22506
Dec-98                               17439              31765             20370             26811

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -2.33%        10.08%             10.31%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam Balanced Portfolio provided a total return of 12.86% in 1998, which lagged the unmanaged blended benchmark index (60% S&P 500/40% Lehman Brothers Government/Corporate Bond Index) return of 21.35%.

The Portfolio, which under normal market conditions is able to reduce the volatility of returns by diversifying across markets and asset classes, experienced a hurtful confluence of negative forces. Risk positions in the capital markets that usually offset one another acted in concert to the detriment of performance. Weak security selection in U.S. large-cap and international stocks hindered performance, as did the U.S. high-yield allocation of the Portfolio which suffered greatly in the general flight to quality. The largest positive contributor to performance was a broad portfolio bias toward stocks over bonds.

Looking ahead, Putnam sees moderate economic growth in the U.S. and Europe, and inflation remaining subdued, creating a favorable environment for financial assets. Although they believe we may still see flare-ups in Brazil and other markets, the effect of the emerging markets crisis on the developed markets is diminishing, since any leverage that had existed earlier in 1998 has been wrung out of the system.

Putnam still believes that the developed equity markets in Europe and the United States should show modest appreciation in 1999, and their forecasts favor Europe. Equity market valuations, however, are high and caution is warranted as little cushion remains to absorb any adverse news.

[AST PUTNAM BALANCED PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                   AST Putnam Balanced
                                                        Portfolio                Blended Index
5/4/93                                                    10000                      10000
Dec-93                                                    10570                      10691
Dec-94                                                    10580                      10630
Dec-95                                                    12971                      13817
Dec-96                                                    14427                      15837
Dec-97                                                    17064                      19589
Dec-98                                                    19258                      23772

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            12.86%        12.75%             12.26%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

The Federated High Yield Portfolio achieved a total return of 2.61% for 1998 compared to 3.86% for the unmanaged ML High Yield Index.

Several factors impacted the Portfolio's relative performance. First, the Portfolio's overweight in cable TV and broadcasting continued to perform well in a somewhat difficult market environment. The Portfolio's underweight in industries sensitive to commodity prices such as energy, forest products and metals positively impacted performance, given weak commodity prices. The Portfolio was also positively impacted by calls, tenders and other corporate actions during the year. The Portfolio was negatively impacted versus the index by its underweight in BB-rated securities, which outperformed the overall market, and its use of zero coupon securities, which are not included in the Merrill Lynch Master Index despite being approximately 12% of the overall market.

Looking out into 1999, Federated believes high yield bonds will deliver excellent relative returns. The consensus economic forecast sees the domestic economy continuing its remarkable growth for another year, and the yield spread between high yield bonds and treasury securities remains very wide. Potential risks include problems in emerging markets, low commodity prices impacting specific issuers, Y2K and ".com mania". While these areas will need to be monitored closely, Federated believes yield spreads at these levels have priced in much of the potential risk. Federated maintains a bias to companies in secularly growing industries such as telecommunications and companies with stable business profiles like food related issuers, cable TV and broadcasting. They are also maintaining a higher quality profile than normal, although below the BB allocation of the Index.

[FEDERATED HIGH YIELD PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                   Federated High Yield     Merrill Lynch High Yield
                                                        Portfolio                    Index
1/4/94                                                    10000                      10000
Dec-94                                                     9690                       9883
Dec-95                                                    11587                      11851
Dec-96                                                    13161                      13163
Dec-97                                                    14950                      14851
Dec-98                                                    15339                      15424

                                                                                Since Inception
                                                                 1 Year            on 1/4/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     2.61%               8.94%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Asset Allocation Portfolio posted a total return of 18.36% for the year ended December 31, 1998, but underperformed the 21.35% return of the unmanaged blended benchmark index (60% S&P 500 Index/40% Lehman Brothers Government/Corporate Bond Index).

T. Rowe Price's strategy remained consistent throughout the year. The Portfolio has been defensively positioned with a slight overweighting in bonds. This cautious stance was slightly favorable in the third quarter, but hurt the Portfolio for the fourth quarter and year as a whole. In addition, overweighting in international equities -- due to caution with respect to the U.S.
market -- also hurt performance for the year, even though foreign equities rallied strongly in the fourth quarter. T. Rowe will also maintain the Portfolio's exposure to small-cap stocks, which have hurt performance in recent years compared with the Portfolio's benchmark, since the S&P 500 is dominated by large-cap growth companies. They continue to believe our exposure to international stocks and domestic small-caps will provide long-term benefits to shareholders.

T. Rowe expects lower worldwide economic growth this year, but they do not necessarily foresee a recession in the U.S. However, they do believe stocks will not be able to count on getting the same punch from rising profits and falling interest rates as they enjoyed in 1998. T. Rowe Price expects market volatility to remain high and stock returns to be more modest in 1999. They believe U.S. market performance should broaden to include small and mid-cap stocks, which offer much better relative valuations, though large-caps are likely to remain leaders given the slowing economy.

                                                               T. ROWE PRICE ASSET ALLOCATION
                                                                         PORTFOLIO                        BLENDED INDEX
                                                               ------------------------------             -------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9940.00                            9943.00
12/95                                                                     12262.00                           12923.00
12/96                                                                     13874.00                           14813.00
12/97                                                                     16426.00                           18323.00
12/98                                                                     19442.00                           22235.00

                                                                                Since Inception
                                                                 1 Year            on 1/4/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     18.36%             14.24%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Total Return Bond Portfolio had a total return of 9.46% for 1998. This compares to a return of 8.69% for the unmanaged LB Aggregate Index. Out-performance was difficult to achieve during 1998 in the face of extreme volatility in financial markets worldwide, however a careful balance of exposures to interest rate and credit risk premiums provided superior return for the Portfolio.

PIMCO plans an emphasis on portfolio yield using mortgage, corporate and international bond sectors for 1999. PIMCO expects the Federal Reserve to ease interest rates further, which may cause short/intermediate maturity securities to benefit more than long term bonds.

                                                    PIMCO Total Return
                                                      Bond Portfolio           LB Aggregate Index
1/4/94                                                    10000                      10000
Dec-94                                                     9750                       9708
Dec-95                                                    11581                      11502
Dec-96                                                    11977                      11919
Dec-97                                                    13160                      13070
Dec-98                                                    14405                      14206

                                                                                Since Inception
                                                                 1 Year            on 1/4/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     9.46%               7.58%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the INVESCO Equity Income Portfolio showed a total return of 13.34% compared to a return of 28.57% for the unmanaged S&P 500 Index.

The Portfolio's equities (approximately 73% of total net assets at year-end) benefited from the continued strength in the equity markets. Though helping to weather the volatility in the equity markets throughout the year, the Portfolio's fixed-income investments restrained overall performance. The Portfolio benefited from an over-weighted position in the communications and healthcare sectors, both of which performed strongly during the period. INVESCO continued to increase the Portfolio's holdings in the technology sector, which also enhanced performance. However, the Portfolio's over-weighted position in the energy sector negatively impacted performance during the period, as commodity-oriented industries continued to be weak.

INVESCO believes U.S. economic and corporate profit growth may slow in 1999, but that the risk of an economic recession appears to be minimal at this point, as consumer spending shows no sign of abating. The weakening dollar and stabilizing of the Asian crisis should also help buoy U.S. corporate profits. The Portfolio will remain oriented towards the consumer who continues to exhibit strong spending patterns. Specific sectors that will be emphasized in the Portfolio include communications, technology, and consumer dominated issues. INVESCO will invest in high quality companies they believe are exhibiting healthy balance sheets, positive cash flow, consistent earnings growth, and are led by superior management teams.

[INVESCO EQUITY INCOME PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                  INVESCO Equity Income
                                                        Portfolio                  S&P Index
1/4/94                                                    10000                      10000
Dec-94                                                     9750                      10132
Dec-95                                                    12682                      13940
Dec-96                                                    14849                      17140
Dec-97                                                    18313                      22859
Dec-98                                                    20755                      29389

                                                                                Since Inception
                                                                 1 Year            on 1/4/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     13.34%             15.74%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------

The Founders Capital Appreciation Portfolio had a total return of 3.49% for the year ended December 31, 1998, compared with a return for the unmanaged small-cap Russell 2000 Index of -2.56%, and a return for the unmanaged S&P 500 Index of 28.57%. The small-cap market has rebounded since the third quarter market correction and actually broadened out, with a greater number of small-cap stocks across the board participating in the rally. Founders is optimistic that smaller-cap stocks with higher relative growth rates will continue to attract more attention, in part because the valuation differential between large- and small-cap stocks is still high, and small-caps remain inexpensive relative to the S&P 500 Index.

In 1998 the Portfolio was well diversified across industries and companies, with healthcare, consumer related stocks and selective technology acting as areas of strength. Following the third quarter correction the Portfolio increased its technology weighting to over 23%, purchasing several stocks whose prices had declined. An example was Viatel, a telecom services company that is building a pan-European state-of-the-art fiber optic network. The best performing stock in the Portfolio in 1998 was Berg Electronics, a connector company that was purchased by a private French firm at a 50% premium. The worst performing stock was Checkfree Holdings, which disappointed on the earnings front because of a delay in banks rolling out home banking.

On January 1, 1999 Janus Capital Corporation became the sub-advisor to the Portfolio, pursuant to a vote of shareholders.

[FOUNDERS CAPITAL APPRECIATION PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                        Founders Capital
                                          Appreciation
                                            Portfolio           S&P 500 Index      Russell 2000 Index
1/4/94                                        10000                 10000                 10000
Dec-94                                        10840                 10132                  9818
Dec-95                                        14369                 13940                 12610
Dec-96                                        17249                 17140                 14690
Dec-97                                        18286                 22859                 17976
Dec-98                                        18926                 29389                 17516

                                                                                Since Inception
                                                                 1 Year            on 1/4/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     3.49%              13.62%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the 14.03% total return of the T. Rowe Price International Equity Portfolio lagged behind the unmanaged MSCI EAFE Index return of 20.00%

Europe, up 29%, was the strongest international region in 1998, while Latin America, down 35%, was the weakest. Latin America suffered the savage sell-off that afflicted the Far East last year as "Asian contagion", exacerbated by the Russian default and devaluation, induced a loss of confidence in Brazil and the region. Japan managed a modest increase of 5% in U.S. dollar terms, but the rest of the Far East, excluding Australia, declined 5%. In 1998 the dollar fell 13% against yen, 7% against major European currencies, and 1% against sterling -- adding to the U.S. dollar return of our international investments.

Country allocation for the Portfolio relative to the benchmark was negative over the year. Underweighting Japan, in particular, and Asia to a lesser extent, added value. However, these gains were offset largely by Latin American holdings. Stock selection was positive for the year, with holdings in the Netherlands, Belgium, France, and Japan particularly successful.

Looking forward, Rowe Price-Fleming sees international economies growing more slowly. They believe their cautious stance in the Pacific and Japan will help shield the Portfolio from the pain that those markets must go through before they can emerge as fundamentally healthy investment centers. Rowe Price-Fleming's outlook for currencies favors the new Euro currency over the dollar and the yen, although they do not anticipate major moves in the year ahead.

[T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                      T. Rowe Price
                                                   International Equity
                                                        Portfolio               MSCI EAFE Index
1/4/94                                                    10000                      10000
Dec-94                                                     9620                      10777
Dec-95                                                    10687                      11985
Dec-96                                                    12201                      12710
Dec-97                                                    12367                      12936
Dec-98                                                    14102                      15523

                                                                                Since Inception
                                                                 1 Year            on 1/4/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     14.03%              7.12%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price International Bond Portfolio posted a 14.72% total return for the year, which lagged the 18.31% return of the unmanaged JPM Non-U.S. Gov't Bond Index.

The Portfolio's shortfall against the index for the year came entirely in the second half, and was largely the result of two factors: overweighting in emerging market debt relative to the index (approximately a 5% allocation), and underweighting in Japan. The modest emerging market exposure detracted from performance. A below-index exposure to Japan, which has benefited in the past, hurt performance during the yen's substantial fourth quarter rally. On the positive side, Rowe Price-Fleming's decision to extend duration in the European market boosted returns as interest rates declined there. They also enhanced returns by maintaining very little exposure to non-government debt in Europe.

Rowe Price-Fleming believes there is little to disturb the benign environment for inflation and the bond markets. The major question mark -- both for emerging market assets and the global economy in general -- remains Brazil. Rowe Price-Fleming believes it's crucial that local and international authorities succeed in limiting its currency's decline, minimizing the depth of the recession, bringing local interest rates down, and forging ahead with economic and fiscal reforms. The price of failure is quite high -- and could bring contagion full circle by sparking new devaluations in Asia, with China and Hong Kong areas of special concern. Fortunately, Rowe Price-Fleming thinks the industrialized nations and the IMF realize this, and have learned from their missteps in Asia and Russia.

[T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                      T. Rowe Price
                                                    International Bond         JPM Non-U.S. Gov't
                                                        Portfolio                  Bond Index
5/3/94                                                    10000                      10000
Dec-94                                                     9680                      10318
Dec-95                                                    10755                      12495
Dec-96                                                    11398                      13154
Dec-97                                                    11009                      12660
Dec-98                                                    12629                      14977

                                                                                Since Inception
                                                                 1 Year            on 5/3/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     14.72%              5.13%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
(FORMERLY THE BERGER CAPITAL GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the Neuberger&Berman Mid-Cap Growth Portfolio had a total return of 20.65%, outperforming the 19.13% return for the unmanaged S&P Mid-Cap 400 Index, but lagging the unmanaged S&P 500 Index, which had a return of 28.57%.

On May 1, 1998, pursuant to shareholder votes, Neuberger&Berman replaced Berger Associates as sub-advisor to the Portfolio, the Portfolio's investment focus was changed to an emphasis on mid-cap companies, and the name of the Portfolio changed to the Neuberger&Berman Mid-Cap Growth Portfolio.

The credit crunch spawned by the collapse of the Russian ruble and the failure of hedge fund Long Term Capital Management during the third quarter inspired fears that smaller companies would not be able to get the financing necessary to sustain growth, and mid-cap growth stocks were hit even harder than their large-cap counterparts, with declines more than offsetting the gains during the first half. Then, three Federal Reserve rate cuts provided much needed liquidity, and mid-cap growth stocks came roaring back during the fourth quarter.

Neuberger&Berman is optimistic regarding the prospects of the mid-cap growth sector of the stock market, believing mid-cap stocks offer both superior earnings potential and more attractive valuations than their large-cap counterparts. Because most mid-cap companies derive their revenues primarily from domestic markets, they believe these types of companies should benefit from the continuing strength of the U.S. economy.

['Neuberger&Berman Mid-Cap Growth Portfolio Graph']

                                           Neuberger &
                                         Berman Mid-Cap                              S&P Mid-Cap 400
                                        Growth Portfolio        S&P 500 Index             Index
10/20/94                                      10000                 10000                 10000
Dec-94                                         9970                  9887                  9689
Dec-95                                        12405                 13603                 12687
Dec-96                                        14431                 16726                 15123
Dec-97                                        16839                 22306                 20001
Dec-98                                        20317                 28679                 23826

                                                                                Since Inception
                                                                 1 Year           on 10/20/94
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     20.65%             18.37%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------

The Founders Passport Portfolio had a total return of 10.92% for the year ended December 31, 1998 compared with a return of 12.15% for the unmanaged SB Extended Market Index, and a return of 20.00% for the unmanaged MSCI EAFE Index. Relative to large-caps, small-cap stocks underperformed during the global economic volatility that marked 1998, as investors sought the most liquid, defensive stocks, which generally turned out to be larger-cap names.

Founders expects that Europe will continue to be an economic driver in 1999, showing the best growth anywhere in the world. European companies, currently over 70% of the Portfolio, are growing more quickly, and at better valuations, than their counterparts in the United States. Founders employs a bottom-up approach to find these companies, conducting proprietary research and supplementing this information with company visits.

Moving around the world, the Portfolio is underweight in Japan, with holdings at approximately 6% of assets. Founders believes things are slowly improving in the Japanese economy, but small-cap companies are still struggling since they are generally more sensitive to their local economies. Founders has also been very selective in our holdings in the rest of Asia.

Founders believes there are still many good investment opportunities among small-cap companies abroad. They will continue to focus on those companies with unique products and market niches, as well as those with quality management that can control costs. They also will continue to pay close attention to the quality of a company's earnings, as these are the companies with the potential for stronger-than-average real revenue and earnings growth.

                                        Founders Passport                          SB Extended Market
                                            Portfolio          MSCI EAFE Index            Index
5/2/95                                        10000                 10000                 10000
Dec-95                                        10330                 10522                 10280
Dec-96                                        11664                 11158                 11026
Dec-97                                        11901                 11356                  9991
Dec-98                                        13201                 13627                 11205

                                                                                Since Inception
                                                                 1 Year            on 5/2/95
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     10.92%              7.86%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Natural Resources Portfolio had a total return of -11.83% for the year ended December 31, 1998, lagging the unmanaged S&P 500 Index return of 28.57%. The Portfolio, however, outperformed the -20.65% return of the Lipper Analytical VA Underlying Natural Resources Average for the year.

In general, industrial commodities have now declined to levels where many producers are experiencing significant losses. Production curtailments have been announced in gold, copper, nickel, pulp, paper, and other commodities recently, and some improvement in prices has taken place early in 1999. T. Rowe Price believes the more difficult variable to predict in forecasting a sustained price recovery in natural resources is demand growth. It is likely that a combination of further production curtailments and a reacceleration in global GDP will be required before a sustained recovery can take place. To this end, the success of efforts by global policy makers to stimulate world economic growth will be key to the performance of commodity prices and natural resources equities in 1999.

Most natural resource companies are probably glad to see 1998 pass into history, as it represented the worst industry environment they had seen in many years. T. Rowe Price believes the value of natural resource assets should ultimately recover, given the prospects for economic recovery in Asia and elsewhere, the dearth of new capacity being built due to today's low commodity prices, and a healthier supply/demand outlook. They believe this should result in firmer markets for these resources and a better environment for your Portfolio.

[T. ROWE PRICE NATURAL RESOURCES PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                  T. Rowe Price Natural
                                                   Resources Portfolio           S&P 500 Index
5/2/95                                                    10000                      10000
Dec-95                                                    11110                      12179
Dec-96                                                    14525                      14975
Dec-97                                                    15018                      19971
Dec-98                                                    13242                      25676

                                                                                Since Inception
                                                                 1 Year            on 5/2/95
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                    -11.83%              7.95%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Limited Maturity Bond Portfolio had a total return of 5.72% for the year 1998, compared with a return on the unmanaged benchmark ML 1-3 Year Index of 7.00%.

Extreme volatility in financial markets worldwide made 1998 one of the most demanding years in recent memory for fixed income portfolio management. The Portfolio performed in line with its benchmark index for the fourth quarter, but lagged for the year due to this difficult environment.

PIMCO expects short-intermediate maturity bond yields to fall again in 1999, providing an opportunity for bond price gains. However, a cautious approach to risk is required in the face of continued financial market instability.

[PIMCO LIMITED MATURITY BOND PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                  PIMCO Limited Maturity
                                                      Bond Portfolio           ML 1-3 Year Index
5/2/95                                                    10000                      10000
Dec-95                                                    10470                      10644
Dec-96                                                    10878                      11174
Dec-97                                                    11689                      11918
Dec-98                                                    12358                      12752

                                                                                Since Inception
                                                                 1 Year            on 5/2/95
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     5.72%               5.94%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
(FORMERLY THE ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

The AST Oppenheimer Large-Cap Growth Portfolio returned 27.34% in calendar year 1998, compared to the unmanaged benchmark S&P 500 Index which rose 28.57%.

On December 31, 1998, OppenheimerFunds, Inc. replaced Robertson Stephens as the Portfolio's sub-advisor, pursuant to a shareholder vote. Also on that date, the name of the Portfolio changed to the AST Oppenheimer Large-Cap Growth Portfolio.

Leading drugstore chains, Walgreen and CVS Corporation provided strong returns throughout the year. These companies benefited from strong demographic trends, a favorable retail environment, and industry consolidation. Drug companies Merck & Co., Eli Lily, and Pfizer, Inc. all produced solid returns for the Portfolio, primarily in the first half of the year.

After somewhat desultory performance for much of the second and third quarters, technology positions provided the Portfolio a solid source of return late in the year. Inventory excess that plagued both the semiconductor and personal computer makers for much of 1998 finally broke in the fourth quarter. Semiconductor prices have increased as demand for microprocessors and memory chips outstripped supply. Semiconductor companies Intel Corporation, Micron Technology, and Texas Instruments provided strong positive returns. Software leader Microsoft continued its strong calendar year performance in the fourth quarter.

[AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                  AST Oppenheimer Large-
                                                   Cap Growth Portfolio          S&P 500 Index
5/2/96                                                    10000                      10000
Dec-96                                                    10990                      11500
Dec-97                                                    12620                      15337
Dec-98                                                    16070                      19718

                                                                                Since Inception
                                                                 1 Year            on 5/2/96
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     27.34%             19.45%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS OVERSEAS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year 1998, the AST Janus Overseas Growth Portfolio achieved a total return of 16.22%, versus a gain of 20.00% for the unmanaged MSCI EAFE Index.

The past year was a challenging one for equity markets, which were buffeted by the ongoing Asian financial crisis and its spread to other emerging markets, including Russia and Brazil. The Portfolio's emphasis on European growth stocks paid off during the first half of the year, as bourses rallied against a backdrop of strong economic growth and low interest rates. Performance was also bolstered by the Portfolio's limited exposure to the lagging Asian markets. However, the rally in European stocks capsized in the third quarter when the Russian financial implosion touched off a sharp correction in world financial markets. This sell-off hit European stocks especially hard, and consequently, Portfolio performance suffered. Janus believed that these declines were, in many cases, unwarranted, and held onto their positions. Their confidence was rewarded when widespread global interest rate cuts and tentative recovery in world financial markets supported a rebound in European equity markets during the fourth quarter.

Janus remains cautiously optimistic on the outlook for world equity markets. While low interest rates remain a positive for the European bourses, international markets face unresolved issues including political and economic stagnation in Japan, the unraveling financial situation in Brazil, and lagging corporate earnings. Consequently, Janus remains cautious toward Japan and other emerging markets.

[AST JANUS OVERSEAS GROWTH PORTFOLIO PERFORMANCE GRAPH]

              Measurement Period                  PIMCO Limited Maturity    Merrill Lynch 1-3 Year
             (Fiscal Year Covered)                    Bond Portfolio            Treasury Index
5/2/95                                                              10000                     10000
12/95                                                               10470                     10644
12/96                                                               10670                     11174
12/97                                                               11689                     11918

                                                                                Since Inception
                                                                 1 Year            on 1/2/97
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     16.22%             17.45%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam Value Growth & Income Portfolio had a total return of 12.27% for the year ending December 31, 1998, but trailed the unmanaged S&P 500 Index, which rose 28.57% for the same period.

Throughout the year, though large-cap stocks outperformed their small-cap counterparts, growth equities overshadowed value. Growth equities, which dominate the S&P 500, have been in favor over the past four years, a preference that has made it difficult for value portfolios to outperform the index.

In 1998, the Portfolio benefited from market weightings in two of the top-performing sectors, utilities and consumer cyclicals. Strong stock selection in the other two (growth-oriented) top performers, technology and health care, also contributed to results. Overweighting the more cyclically-oriented basic industrial, transportation, energy, and financial services sectors hindered performance throughout the year. Money-center banks underperformed, with Citigroup and BankAmerica declining 17.8% and 32%, respectively. Specialty chemicals and oil also lagged.

Looking ahead, while Putnam anticipates ongoing volatility, they believe that the Portfolio is well positioned to capture the long-term appreciation potential of undervalued but fundamentally sound large-cap value companies. They continue to emphasize companies with domestic exposure and minimal Asian earnings exposure, which is illustrated by our overweight position in utilities and financial. Putnam is emphasizing companies with high-quality earnings growth, including a number of technology companies providing value-added increases in productivity and health-care companies demonstrating earnings growth from new products.

                                                                 AST PUTNAM VALUE GROWTH &
                                                                      INCOME PORTFOLIO                    S&P 500 INDEX
                                                                 -------------------------                -------------
1/2/97                                                                    10000.00                           10000.00
6/97                                                                      11420.00                           12061.00
12/97                                                                     12230.00                           13336.00
6/98                                                                      13262.00                           15699.00
12/98                                                                     13730.00                           17146.00

                                                                                Since Inception
                                                                 1 Year            on 1/2/97
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     12.27%             17.18%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The Twentieth Century Strategic Balanced Portfolio had a total return for the year ended December 31, 1998 of 21.29%, virtually matching its unmanaged blended benchmark index (60% S&P 500 Index/40% Lehman Brothers Government/Corporate Index), which returned 21.35%.

A combination of an accommodative Federal Reserve, stabilizing Asian economies and the general attractiveness of the Portfolio's high-quality growth stocks in a slowing corporate earnings environment contributed to performance. Companies with dominant market franchises and visible earnings were especially good performers. The equity portion of the Portfolio benefited from positions in telecommunications, software, pharmaceutical, and leisure-related companies. A significant position in cable operations also contributed to performance. Food and beverage, energy services, environmental services, and banking stocks detracted from performance.

At the end of 1998, the duration of the fixed-income portion of the Portfolio was 5.0 years, and the average credit quality remained steady at AAA. Approximately 77% of the fixed-income holdings were U.S. treasury or agency securities, with the remainder consisting of corporate bonds, mortgage-backed securities, asset-backed securities and other fixed-income securities.

[TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                    Twentieth Century
                                                    Strategic Balanced
                                                        Portfolio                Blended Index
1/2/97                                                    10000                      10000
Jun-97                                                    10660                      11329
Dec-97                                                    11340                      12370
Jun-98                                                    12898                      13881
Dec-98                                                    13754                      15011

                                                                                Since Inception
                                                                 1 Year            on 1/2/97
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     21.29%             17.28%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Twentieth Century International Growth Portfolio had a total return of 18.68% for the year ended December 31, 1998, but underperformed its unmanaged benchmark the MSCI EAFE Index, which returned 20.00% for the same time period.

The year was one of the most turbulent on record for foreign stock investments. The fertile investment environment in growth stocks during the first half of the year turned negative during the third quarter. Following a period of extreme volatility and rising concerns about the global economy, a sense of stability returned to global markets toward the end of 1998. International equity markets generally rebounded late in the year. As the markets firmed, the Portfolio benefited from remaining fully invested.

For the past several quarters, the Portfolio has had a significant exposure to businesses in Europe, where developing economic crosscurrents have had a positive impact on the business climate and management attitudes toward shareholder wealth. Earnings have been rising and interest rates falling throughout Europe. The continued trends toward labor and pension reform, restructuring and a wave of mergers and acquisitions contributed to the performance of European stocks.

Major contributors to performance during the year were financial services, technology, health care (pharmaceuticals) and consumer discretionary stocks. Energy stocks, materials and processing, and auto and transportation stocks were the biggest detractors from performance for the year.

                                                              TWENTIETH CENTURY INTERNATIONAL
                                                                      GROWTH PORTFOLIO                   MSCI EAFE INDEX
                                                              -------------------------------            ---------------
1/2/97                                                                    10000.00                           10000.00
6/97                                                                      11570.00                           11121.00
12/97                                                                     11510.00                           10178.00
6/98                                                                      14370.00                           11799.00
12/98                                                                     13660.00                           12213.00

                                                                                Since Inception
                                                                 1 Year            on 1/2/97
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     18.68%             16.88%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Small Company Value Portfolio had a total return of -10.53%, trailing both the unmanaged Russell 2000 Index's -2.56% return and the unmanaged S&P 500 Index's 28.57% return for the year.

The stock market plunged through the summer and early fall, and then staged a powerful recovery after mid-October. Large blue chips, technology stocks, and especially any company related to the Internet had the greatest gains. Small companies and value stocks lagged the averages. For the year, the S&P 500 Index scored another impressive advance, rising over 28%, while small company stocks showed generally negative results.

T. Rowe Price's stock picking was not rewarding, with few of the top holdings making significant gains and several reporting poorer-than-expected earnings. All in all, 1998 was a tough year for small-cap value investors. The two-tier market that developed in 1998 was similar to that last seen in 1972, where a narrow group of large "Nifty Fifty" stocks did far better than the average stock. In fact, the 31% gap between the Russell 2000 Index and S&P 500 Index in 1998 was the largest ever for a calendar year.

T. Rowe Price believes corporate profits growth will remain sluggish in 1999 due to low inflation, poor Asian and Latin American economies, tight labor markets in the U.S., and slow growth of domestic GNP. At the same time, however, small-cap stocks currently sell at very attractive relative valuations, and T. Rowe Price anticipates a significantly better 1999 for their small-cap sector.

[T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                       T.Rowe Price Small
                                          Company Value
                                            Portfolio           S&P 500 Index      Russell 2000 Index
1/2/97                                        10000                 10000                 10000
Jun-97                                        11380                 12061                 11021
Dec-97                                        12880                 13336                 12231
Jun-98                                        13187                 15699                 12838
Dec-98                                        11523                 17146                 11924

                                                                                Since Inception
                                                                 1 Year            on 1/2/97
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                    -10.53%              7.35%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Marsico Capital Growth Portfolio delivered a total return of 41.59% for the year ended December 31, 1998, compared with a return of 28.57% for the unmanaged S&P 500 Index.

Earlier this year the volatility of equity investments had become a cause for concern, particularly in July and August. Some of those concerns (e.g., emergency bailout of a major hedge fund, fears of a possible global credit crunch) have since abated. Others continue to be problematic, including Asian economic conditions, financial and governmental disarray in Russia, and presidential impeachment proceedings. Yet, two important developments took precedence as the year wound down. The first was three successive interest rate cuts by the Federal Reserve, which helped set in motion a round of interest rate cuts by central banks throughout the world. The second development relates to continued evidence that the underlying U.S. economic fundamentals remain sound. We have a Federal budget surplus, inflation and interest rates are low, the U.S. employment rate is high and the consumer is strong.

Being in the right sector/industry was critical in 1998, particularly since market leadership rotated a great deal. The Portfolio's performance was buoyed by a variety of holdings. The area of greatest success was in technology stocks, which at year-end represented approximately 30% of the Portfolio. Due in part to concern about valuations of many internet-related companies, Marsico has focused primarily on equipment suppliers to this industry.

Going forward, Marsico likely will continue to favor select technology and financial services companies. They also believe that the automobile, airline and consumer-oriented sectors offer attractive investment characteristics.

[MARSICO CAPITAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT

                                                  Marsico Capital Growth
                                                        Portfolio                S&P 500 Index
12/22/97                                                  10000                      10000
12/31/97                                                  10030                      10255
Mar-98                                                    12131                      11686
Jun-98                                                    13201                      12071
Sep-98                                                    11511                      10870
Dec-98                                                    14201                      13185

                                                                                Since Inception
                                                                 1 Year           on 12/22/97
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     41.59%             40.69%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

COHEN & STEERS REALTY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the Cohen & Steers Realty Portfolio had a total return of -16.00%. This outperformed the unmanaged NAREIT Index, which had a total return of -17.50% for the year. The broad-based S&P 500 Index returned 28.57% for the year.

1998 was a most challenging year for REIT investors. The bear market that gripped the industry, in the face of seemingly strong fundamentals, surprised most with its speed and the severity of losses that were sustained. While REIT share prices for much of the year reflected investor concern regarding the maturity of the real estate cycle and the future direction of property prices, a combination of Fed easings and an improved outlook for the economy enabled prices to stabilize later in the year.

Cohen & Steers believes that REIT valuations are now at historically attractive levels, while the health of the economy and most property markets remain strong. The firm believes the large, well-capitalized companies that comprise the Portfolio are attractively positioned in this environment, and they expect future price performance to better reflect their solid earnings and secure and growing dividends.

                                         Cohen & Steers
                                        Realty Portfolio        S&P 500 Index         NAREIT Index
1/2/98                                        10000                 10000                 10000
Mar-98                                         9900                 11395                  9953
Jun-98                                         9480                 11771                  9497
Sep-98                                         8460                 10600                  8498
Dec-98                                         8400                 12857                  8250

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

LORD ABBETT SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

The Lord Abbett Small Cap Value Portfolio provided a total return of -0.10%, compared with a -2.56% return for the unmanaged Russell 2000 Index and a return on the unmanaged S&P 500 Index of 28.57%.

The market momentum seen in the early months of 1998 was overcome in the third quarter, as concerns regarding economic and political crises in Asia and Russia hit home. During the year's fourth quarter, however, many of the world's financial markets experienced healthy recoveries that were triggered by interest rate declines in the U.S. and Europe.

In a year of challenges for stocks of small companies, the Portfolio maintained its investment focus on undervalued opportunities in various sectors of the small-cap market. For example, overweighting of companies in the technology and consumer non-cyclical industries, which moved ahead of the broad market early in the year and then again during the fourth quarter, added significant value to the Portfolio. On the other hand, exposure to financial sector stocks was reduced late in the year, when they continued to struggle despite improved market conditions.

Small-company stocks are currently selling at historically low prices relative to larger companies. Lord Abbett believes this situation helps to set the stage for a significant small-cap rebound going forward. Also, small companies, which are less likely to be self-financing than larger ones, have often outperformed larger companies during periods that follow Fed rate cuts.

['TO COME SMALL CAP']

                                        Lord Abbett Small
                                       Cap Value Portfolio      S&P 500 Index      Russell 2000 Index
1/2/98                                        10000                 10000                 10000
Mar-98                                        11470                 11395                 11005
Jun-98                                        10850                 11771                 10492
Sep-98                                         8450                 10600                  8378
Dec-98                                         9990                 12857                  9744

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

BANKERS TRUST ENHANCED 500 PORTFOLIO

--------------------------------------------------------------------------------

The Bankers Trust Enhanced 500 Portfolio achieved a total return of 27.90% for the year ended December 31, 1998, compared to the unmanaged S&P 500 Index return of 28.57%.

The first day this new Portfolio had assets available for investment was January 2, 1998. These initial cash flows received on January 2 were invested by Bankers Trust at closing prices of that day, during which the S&P 500 Index rose approximately 0.60%.

The fourth quarter 1998 returns, the strongest in some 20 years for most major large-cap domestic equity indices, made a strong finish to a volatile year. Despite volatility throughout the year in Asia, Latin America and Russia, the U.S. equity market continued to push on. The S&P 500 Index outperformed the Dow Jones Industrials, which returned 18.17% for the year, but underperformed the NASDAQ Composite, which returned 39.63% for the year.

Economic and financial market performance ran on parallel tracks in the industrial countries in 1998, and Bankers Trust believes that pattern seems likely to persist in 1999. In the U.S., an exuberant, low-inflation economy, an easier monetary policy, and a safe-haven status in a sea of global turmoil helped spark rallies in Treasury securities and a fourth consecutive year of double-digit gains in major stock indexes. With consumer fundamentals remaining extremely favorable, Bankers Trust anticipates GDP growth of around 2.5% for 1999.

['BANKERS TRUST ENHANCED 500 PORTFOLIO PERFRMANCE GRAPH']

                                                                 BANKERS TRUST ENHANCED 500
                                                                         PORTFOLIO                           S&P 500
                                                                 --------------------------                  -------
1/2/98                                                                    10000.00                           10000.00
3/98                                                                      11300.00                           11395.00
6/98                                                                      11700.00                           11771.00
9/98                                                                      10520.00                           10600.00
12/98                                                                     12790.00                           12857.00

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

STEIN ROE VENTURE PORTFOLIO

--------------------------------------------------------------------------------

The Stein Roe Venture Portfolio had a total return of -18.00% for the year ended December 31, 1998. The unmanaged S&P 500 Index returned 28.57% for the same time period, while the unmanaged Russell 2000 Index returned -2.56%.

The Portfolio experienced much of its relative underperformance during the first half of 1998. A combination of some earnings disappointments among the Portfolio's larger holdings and the generally negative environment for smaller, less liquid, securities produced a significant negative impact on performance.

In early October, new portfolio managers were assigned to the Portfolio by Stein Roe & Farnham. They have restructured the Portfolio with an emphasis on reducing the level of company-specific risk in the Portfolio (which has produced greater industry diversification as well). The number of holdings in the Portfolio expanded from forty at the end of the third quarter to one hundred and three at year-end.

On a sector basis, the new managers have emphasized the technology and consumer cyclical areas. Several of the technology holdings were significant positive contributors to fourth quarter performance, and the managers continue to see many exciting opportunities in this sector. Following an extraordinary year in the divergence of equity returns for the market's largest stocks versus smaller capitalization issues, Stein Roe & Farnham believes that small capitalization stocks are attractively valued on a relative basis.

['STEIN ROE VENTURE PORTFOLIO PERFORMANCE GRAPH']

                                              STEIN ROE VENTURE PORTFOLIO         S&P 500 INDEX            RUSSELL 2000 INDEX
                                              ---------------------------         -------------            ------------------
1/2/98                                                  10000.00                    10000.00                    10000.00
3/98                                                    10600.00                    11395.00                    11005.00
6/98                                                     9180.00                    11771.00                    10492.00
9/98                                                     7210.00                    10600.00                     8378.00
12/98                                                    8200.00                    12857.00                     9744.00

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1998

                   AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
                    LORD ABBETT GROWTH AND INCOME PORTFOLIO
                            JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                    NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
                         AST PUTNAM BALANCED PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                       PIMCO TOTAL RETURN BOND PORTFOLIO
                        INVESCO EQUITY INCOME PORTFOLIO
                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                   NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
                          FOUNDERS PASSPORT PORTFOLIO
                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     PIMCO LIMITED MATURITY BOND PORTFOLIO
                   AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                   AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
                 TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
                TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
                  T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                        MARSICO CAPITAL GROWTH PORTFOLIO
                        COHEN & STEERS REALTY PORTFOLIO
                     LORD ABBETT SMALL CAP VALUE PORTFOLIO
                      BANKERS TRUST ENHANCED 500 PORTFOLIO
                          STEIN ROE VENTURE PORTFOLIO

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 98.3%
AUSTRALIA -- 1.1%
    Cable & Wireless Optus Ltd.
      144A*...........................    300,000   $    631,149
    Coles Myer Ltd. ..................    340,800      1,787,237
    News Corp. Ltd. ..................    298,400      1,973,032
    News Corp. Ltd. [ADR].............     51,500      1,361,531
                                                    ------------
                                                       5,752,949
                                                    ------------
BRAZIL -- 0.9%
    Companhia Energetica de Minas
      Geras [ADR].....................    134,500      2,560,424
    Telesp Celular Participacoes SA
      Pfd.*...........................    155,700      1,127,631
    Telesp Participacoes SA Pfd.*.....     33,200        755,670
                                                    ------------
                                                       4,443,725
                                                    ------------
CANADA -- 4.0%
    Bank of Nova Scotia...............    269,467      5,912,365
    BCE, Inc. ........................    213,581      8,065,223
    BCE Mobile Communications,
      Inc.*...........................     89,015      2,405,122
    BCE Mobile Communications, Inc.
      144A*...........................      4,900        132,394
    Bombardier, Inc. Cl-B.............    209,380      2,937,705
    Royal Bank of Canada..............      9,800        486,829
                                                    ------------
                                                      19,939,638
                                                    ------------
FINLAND --2.7%
    Huhtamaki Co. ....................     71,434      2,736,994
    Nokia Oyj Cl-A....................     68,512      8,389,296
    Sampo Insurance Co. Ltd. Cl-A.....     55,900      2,136,289
                                                    ------------
                                                      13,262,579
                                                    ------------
FRANCE -- 15.3%
    Assurances Generales de France....      1,100         65,732
    AXA SA............................     45,667      6,621,948
    Banque Nationale de Paris.........    101,797      8,386,483
    Bouygues SA.......................     26,906      5,548,811
    Credit Commercial de France.......     19,140      1,778,310
    Equant NV*........................     11,430        795,761
    France Telecom SA.................     21,730      1,727,193
    Groupe Danone.....................      8,322      2,383,669
    ISIS..............................      1,750        125,000
    Lafarge SA........................     49,912      4,744,580
    Michelin C.G.D.E. Cl-B............     89,718      3,589,677
    Scor SA...........................     87,410      5,781,944
    Societe Generale..................     29,508      4,780,647
    Societe Nationale Elf Aquitaine
      SA..............................     27,389      3,167,430
    Societe Television Francaise......     28,172      5,018,097
    STMicroelectronics NV NY Reg*.....    103,000      8,040,437
    Total SA Cl-B.....................     26,164      2,651,056
    Vivendi...........................     42,599     11,057,723
                                                    ------------
                                                      76,264,498
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
GERMANY -- 6.8%
    Bayerische Motoren Werke AG.......      3,136   $  2,442,115
    Bayerische Motoren Werke AG
      (New)*..........................      1,248        957,625
    Deutsche Telekom AG...............    113,160      3,719,865
    Hoechst AG........................    166,912      6,904,893
    Mannesmann AG.....................     95,560     11,059,123
    Veba AG...........................     65,769      3,897,522
    Volkswagen AG.....................     62,137      5,029,101
                                                    ------------
                                                      34,010,244
                                                    ------------
GREECE -- 0.6%
    Hellenic Telecommunication
      Organization SA.................     95,722      2,546,510
    Hellenic Telecommunication
      Organization SA [ADR]*..........     44,500        589,625
                                                    ------------
                                                       3,136,135
                                                    ------------
HONG KONG -- 0.6%
    China Telecom Ltd. ...............    151,000        261,184
    Hong Kong & China Gas Co. Ltd. ...    764,000        971,393
    Smartone Telecommunications
      Holdings Ltd. ..................    423,500      1,175,323
    Smartone Telecommunications
      Holdings Ltd. 144A*.............    196,000        543,951
                                                    ------------
                                                       2,951,851
                                                    ------------
IRELAND -- 4.1%
    Allied Irish Banks PLC............    305,143      5,473,274
    Bank of Ireland PLC...............    329,322      7,340,744
    CRH PLC...........................    437,974      7,575,032
                                                    ------------
                                                      20,389,050
                                                    ------------
ITALY -- 3.0%
    Banca Popolare di Brescia.........     46,400      1,134,046
    Telecom Italia SPA................  1,526,491     13,053,321
    Unione Immobliliare SPA*..........  1,352,700        707,158
                                                    ------------
                                                      14,894,525
                                                    ------------
JAPAN -- 10.4%
    Canon, Inc. ......................     32,000        685,127
    Chubu Electric Power Co., Inc. ...     67,000      1,354,296
    Eisai Co. Ltd. ...................     44,000        858,182
    Fujitsu Ltd. .....................    322,700      4,305,657
    Honda Motor Co. Ltd. .............     56,000      1,841,899
    Kita Kyushu Coca-Cola Bottling....      1,300         40,799
    Mabuchi Motor Co. Ltd. ...........     37,000      2,837,408
    Matsushita-Kotobuki Electronics
      Industries Ltd. ................    100,000      2,163,186
    Mitsumi Electric Co. Ltd. ........    124,700      2,642,216
    Murata Manufacturing Co. Ltd. ....      9,000        352,670
    Nikko Securities Co. Ltd. ........  1,641,000      4,582,718
    Nippon Telegraph & Telephone
      Corp. ..........................      6,340      4,901,282
    Nippon Television Network
      Corp. ..........................      8,520      2,515,288
    Promise Co. Ltd. .................     43,700      2,278,047
    Ricoh Co. Ltd. ...................    153,000      1,413,394
    Rohm Co. Ltd. ....................      4,000        366,678
    Sankyo Co. Ltd. ..................    212,000      4,642,338
    Shin-Etsu Chemical Co. Ltd. ......     20,000        482,284

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Shiseido Co. Ltd. ................     74,000   $    952,582
    Sony Corp. .......................     37,400      2,728,823
    TDK Corp. ........................     22,000      2,014,777
    Tokyo Electric Power Co. .........     71,900      1,778,431
    Yamanouchi Pharmaceutical Co.
      Ltd. ...........................    181,000      5,840,956
                                                    ------------
                                                      51,579,038
                                                    ------------
KOREA -- 2.2%
    Korea Electric Power Corp. .......    239,194      5,927,811
    Pohang Iron & Steel Co. Ltd.
      [ADR]...........................     59,600      1,005,750
    Samsung Electronics Co. ..........     58,060      3,896,533
                                                    ------------
                                                      10,830,094
                                                    ------------
MEXICO -- 2.1%
    Coca-Cola Femsa SA [ADR]..........    165,134      2,188,026
    Fomento Economico Mexicano SA de
      CV UBD Units*...................  1,031,490      2,753,502
    Grupo Televisa SA [GDR]*..........     73,200      1,807,125
    Telefonos de Mexico SA Cl-L
      [ADR]...........................     77,391      3,767,974
                                                    ------------
                                                      10,516,627
                                                    ------------
NETHERLANDS -- 9.3%
    AKZO Nobel NV.....................    183,166      8,344,937
    ASM Lithography Holding NV*.......     25,400        774,700
    Benckiser NV Cl-B.................      4,770        312,634
    Gucci Group NV NY Reg.............     38,627      1,878,238
    ING Groep NV......................    224,885     13,720,757
    KNP NV............................     88,676      4,441,667
    Koninklijke Ahold NV..............    196,938      7,282,845
    Koninklijke (Royal) Philips
      Electronics NV..................     42,730      2,868,901
    Laurus NV.........................     37,133        937,887
    TNT Post Group NV.................     81,210      2,618,044
    Vedior NV.........................     68,875      1,357,924
    Vendex NV.........................     61,642      1,497,799
                                                    ------------
                                                      46,036,333
                                                    ------------
POLAND -- 0.1%
    Bank Handlowy W Warszawie [GDR]
      144A............................     24,900        307,179
                                                    ------------
                                                         307,179
                                                    ------------
PORTUGAL -- 1.6%
    Cimpor-Cimentos de Portugal SA....     37,994      1,212,857
    Electicidade de Portugal SA.......    148,119      3,261,228
    Portugal Telecom SA...............     72,077      3,304,803
                                                    ------------
                                                       7,778,888
                                                    ------------
SINGAPORE -- 1.5%
    Oversea-Chinese Banking Corp.
      Ltd.............................    717,000      4,867,027
    United Overseas Bank Ltd..........    382,000      2,454,120
                                                    ------------
                                                       7,321,147
                                                    ------------
SPAIN -- 1.2%
    Telefonica SA.....................    132,807      5,914,351
    Telefonica SA Bonus Rights*.......    132,807        118,100
                                                    ------------
                                                       6,032,451
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 5.3%
    Ericsson, (L.M.) Telephone Co.
      Cl-B............................    203,826   $  4,853,275
    ForeningsSparbanken AB............     75,280      1,950,370
    Nordbanken Holding Co. AB.........    234,918      1,507,085
    Pharmacia & Upjohn, Inc...........    234,662     13,143,671
    Sandvik AB Cl-B...................     26,000        449,076
    SKF AB Cl-B.......................     72,130        840,942
    Svenska Handelsbanken Cl-A........     44,156      1,863,090
    Volvo AB Cl-B*....................     81,186      1,862,997
                                                    ------------
                                                      26,470,506
                                                    ------------
SWITZERLAND -- 10.4%
    Compagnie Financiere Richemont
      AG -- A Units...................      2,628      3,715,799
    Edipresse S.A. Bearer.............      3,167        910,800
    Fischer, (Georg) AG...............      6,015      2,034,225
    Julius Baer Holdings AG Cl-B......      2,103      6,989,687
    Kuoni Reisen AG...................        361      1,432,456
    Nestle SA.........................      4,638     10,096,703
    Novartis AG.......................      6,498     12,773,830
    PubliGroupe SA....................      7,915      2,420,348
    Swisscom AG*......................      8,270      3,462,191
    UBS AG............................     25,393      7,801,967
                                                    ------------
                                                      51,638,006
                                                    ------------
UNITED KINGDOM -- 15.1%
    Allied Zurich PLC*................    483,331      7,209,395
    Avis Europe PLC...................    203,705        855,789
    Bass PLC..........................    277,271      4,036,606
    British Airways PLC...............    515,876      3,478,341
    Cable & Wireless PLC..............    640,800      7,878,994
    Dixons Group PLC..................    340,050      4,783,659
    EMI Group PLC.....................    324,300      2,169,086
    Granada Group PLC.................    394,800      6,979,269
    Marks & Spencer PLC...............    492,000      3,374,657
    National Westminster Bank PLC.....    309,732      5,972,737
    Orange PLC*.......................    382,002      4,439,519
    Scottish Power PLC................      5,100         52,398
    Securicor PLC.....................    903,871      7,579,505
    Siebe PLC.........................  1,394,840      5,500,176
    Smiths Industries PLC.............    270,811      3,863,708
    SmithKline Beecham PLC............    320,700      4,482,106
    Vodafone Group PLC................    150,341      2,441,356
                                                    ------------
                                                      75,097,301
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $409,590,244).................               488,652,764
                                                    ------------
U.S. STOCK -- 0.8%
INSURANCE
    AFLAC, Inc.
  (Cost $3,061,067)...................     94,530      4,159,320
                                                    ------------

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
COMMERCIAL PAPER -- 1.0%
    GTE Funding, Inc.
      5.27%, 02/11/99.................  $1,500   $  1,490,997
    Windmill Funding Corp.
      5.28%, 01/13/99.................   3,500      3,493,737
                                                 ------------
    (Cost $4,984,837).................              4,984,734
                                                 ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $417,636,148).........................    497,796,818
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)............................       (335,450)
                                                 ------------
NET ASSETS -- 100.0%..........................   $497,461,368
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                             IN                        UNREALIZED
SETTLEMENT               CONTRACTS TO     EXCHANGE      CONTRACTS     APPRECIATION
  MONTH      TYPE           RECEIVE          FOR        AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------
01/99        Buy    FRF        860,325   $   153,822   $   154,014    $       192
01/99        Buy    GBP        268,192       448,954       446,110         (2,844)
03/99        Buy    GBP     12,801,000    21,614,569    21,243,652       (370,917)
01/99        Buy    JPY      4,206,300        36,349        37,312            963
03/99        Buy    JPY  2,928,787,000    25,660,148    26,221,055        560,907
                                         -----------   -----------    -----------
                                         $47,913,842   $48,102,143    $   188,301
                                         ===========   ===========    ===========

                                              IN                        UNREALIZED
SETTLEMENT                CONTRACTS TO     EXCHANGE      CONTRACTS     APPRECIATION
  MONTH      TYPE           DELIVER           FOR        AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
03/99        Sell   GBP      12,801,000   $21,384,070   $21,243,652    $   140,418
03/99        Sell   JPY   2,928,787,000    22,391,338    26,221,055     (3,829,717)
                                          -----------   -----------    -----------
                                          $43,775,408   $47,464,707    $(3,689,299)
                                          ===========   ===========    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

INDUSTRY
--------
Advertising........................................     0.5%
Aerospace..........................................     0.8%
Airlines...........................................     0.7%
Automobile Manufacturers...........................     2.6%
Automotive Parts...................................     1.2%
Beverages..........................................     0.5%
Broadcasting.......................................     1.1%
Building Materials.................................     2.3%
Business Services..................................     0.9%
Chemicals..........................................     3.1%
Clothing & Apparel.................................     0.4%
Computer Hardware..................................     0.4%
Computer Services & Software.......................     1.0%
Conglomerates......................................     1.3%
Construction.......................................     1.5%
Consumer Products & Services.......................     4.1%
Electronic Components & Equipment..................     4.2%
Entertainment & Leisure............................     2.4%
Financial -- Bank & Trust..........................    16.6%
Financial Services.................................     1.5%
Food...............................................     2.1%
Industrial Products................................     3.3%
Insurance..........................................     4.4%
Machinery & Equipment..............................     2.3%
Medical Supplies & Equipment.......................     0.9%
Metals & Mining....................................     0.5%
Office Equipment...................................     0.4%
Oil & Gas..........................................     1.2%
Pharmaceuticals....................................     7.5%
Printing & Publishing..............................     0.6%
Real Estate........................................     0.2%
Retail & Merchandising.............................     2.3%
Semiconductors.....................................     1.8%
Telecommunications.................................    19.6%
Transportation.....................................     0.8%
Utilities..........................................     3.3%
                                                       ----
TOTAL..............................................    98.3%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.3% of net assets.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 92.6%
AEROSPACE -- 0.9%
    United Technologies Corp. .....     100,000   $   10,875,000
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 2.3%
    Ford Motor Co..................     210,000       12,324,375
    General Motors Corp............     210,000       15,028,125
                                                  --------------
                                                      27,352,500
                                                  --------------
BROADCASTING -- 1.2%
    CBS Corp. .....................     440,000       14,410,000
                                                  --------------
CHEMICALS -- 0.9%
    Du Pont, (E.I.) de Nemours &
      Co. .........................     200,000       10,612,500
                                                  --------------
CLOTHING & APPAREL -- 1.0%
    VF Corp. ......................     250,000       11,718,750
                                                  --------------
COMPUTER HARDWARE -- 6.0%
    EMC Corp.*.....................     250,000       21,250,000
    International Business Machines
      Corp. .......................     200,000       36,950,000
    Seagate Technology, Inc.*......     425,000       12,856,250
                                                  --------------
                                                      71,056,250
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 3.7%
    First Data Corp. ..............     450,000       14,259,375
    Sun Microsystems, Inc.*........     340,000       29,112,500
                                                  --------------
                                                      43,371,875
                                                  --------------
CONGLOMERATES -- 2.0%
    Philip Morris Companies,
      Inc. ........................     450,000       24,075,000
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Eastman Kodak Co. .............     160,000       11,520,000
    Fortune Brands, Inc. ..........     129,700        4,101,762
                                                  --------------
                                                      15,621,762
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.2%
    Emerson Electric Co. ..........     470,000       29,404,375
    Texas Instruments, Inc. .......     230,000       19,679,375
                                                  --------------
                                                      49,083,750
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.7%
    Time Warner, Inc. .............     130,000        8,068,125
                                                  --------------
ENVIRONMENTAL SERVICES -- 2.1%
    Waste Management, Inc. ........     520,000       24,245,000
                                                  --------------
FINANCIAL-BANK & TRUST -- 6.2%
    Bank One Corp. ................     270,000       13,786,875
    BankAmerica Corp. .............     230,000       13,828,750
    Chase Manhattan Corp. .........     340,000       23,141,250
    First Union Corp. .............     380,000       23,108,750
                                                  --------------
                                                      73,865,625
                                                  --------------
FINANCIAL SERVICES -- 1.6%
    Morgan Stanley, Dean Witter &
      Co. .........................     260,000       18,460,000
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
FOOD -- 6.5%
    Bestfoods, Inc. ...............     270,000   $   14,377,500
    ConAgra, Inc. .................     500,000       15,750,000
    Heinz, (H.J.) Co. .............     450,000       25,481,250
    Ralston Purina Group...........     670,000       21,691,250
                                                  --------------
                                                      77,300,000
                                                  --------------
HEALTHCARE SERVICES -- 1.2%
    Columbia HCA Healthcare
      Corp. .......................     560,000       13,860,000
                                                  --------------
INSURANCE -- 8.3%
    Aetna, Inc. ...................      80,000        6,290,000
    American General Corp. ........     390,000       30,420,000
    Chubb Corp. ...................     240,000       15,570,000
    CIGNA Corp. ...................     160,000       12,370,000
    Jefferson-Pilot Corp. .........     210,000       15,750,000
    St. Paul Companies, Inc. ......     500,000       17,375,000
                                                  --------------
                                                      97,775,000
                                                  --------------
MACHINERY & EQUIPMENT -- 1.2%
    Deere & Co. ...................     440,000       14,575,000
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Baxter International, Inc. ....     340,000       21,866,250
                                                  --------------
OIL & GAS -- 9.3%
    British Petroleum Co. PLC
      [ADR]........................     300,000       26,887,500
    Coastal Corp. .................     530,000       18,516,875
    Mobil Corp. ...................     370,000       32,236,250
    Occidental Petroleum Corp. ....     600,000       10,125,000
    Total SA [ADR].................     450,000       22,387,500
                                                  --------------
                                                     110,153,125
                                                  --------------
PAPER & FOREST PRODUCTS -- 2.3%
    Georgia Pacific Group..........     260,000       15,226,250
    Georgia-Pacific Timber Group...     500,000       11,906,250
                                                  --------------
                                                      27,132,500
                                                  --------------
PHARMACEUTICALS -- 4.3%
    American Home Products
      Corp. .......................     510,000       28,719,375
    Pharmacia & Upjohn, Inc. ......     390,000       22,083,750
                                                  --------------
                                                      50,803,125
                                                  --------------
PRINTING & PUBLISHING -- 1.4%
    Dow Jones & Co., Inc. .........     340,000       16,362,500
                                                  --------------
RETAIL & MERCHANDISING -- 3.4%
    May Department Stores Co. .....     170,000       10,263,750
    Wal-Mart Stores, Inc. .........     370,000       30,131,875
                                                  --------------
                                                      40,395,625
                                                  --------------
TELECOMMUNICATIONS -- 11.6%
    Alltel Corp. ..................     340,000       20,336,250
    AT&T Corp. ....................     540,000       40,635,000
    Bell Atlantic Corp. ...........     460,000       26,133,750
    MCI WorldCom, Inc.*............     330,000       23,677,500
    SBC Communications, Inc. ......     500,000       26,812,500
                                                  --------------
                                                     137,595,000
                                                  --------------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
UTILITIES -- 7.1%
    Carolina Power & Light Co. ....     450,000   $   21,178,125
    Duke Energy Corp. .............     390,000       24,984,375
    FirstEnergy Corp. .............     590,000       19,211,875
    Florida Progress Corp. ........     415,000       18,597,188
                                                  --------------
                                                      83,971,563
                                                  --------------
TOTAL COMMON STOCK (Cost
  $899,196,791)....................                1,094,605,825
                                                  --------------
PREFERRED STOCK -- 2.5%
INSURANCE -- 1.3%
    Aetna, Inc. Cl-C 6.25%.........     200,000       15,212,500
                                                  --------------
UTILITIES -- 1.2%
    Houston Industries, Inc.
      7.00%........................     140,000       14,892,500
                                                  --------------
TOTAL PREFERRED STOCK (Cost
  $25,836,403).....................                   30,105,000
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 4.3%
    Temporary Investment Cash
      Fund.........................  25,152,892   $   25,152,892
    Temporary Investment Fund......  25,152,892       25,152,892
                                                  --------------
    (Cost $50,305,784).............                   50,305,784
                                                  --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $975,338,978)..............                1,175,016,609
OTHER ASSETS LESS
LIABILITIES -- 0.6%................                    6,892,533
                                                  --------------
NET ASSETS -- 100.0%...............               $1,181,909,142
                                                  ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 85.2%
BEVERAGES -- 1.8%
    Coca-Cola Co. .................     615,650   $   41,171,594
    Coca-Cola Enterprises, Inc. ...     492,835       17,618,851
                                                  --------------
                                                      58,790,445
                                                  --------------
COMPUTER HARDWARE -- 8.0%
    Dell Computer Corp.*...........   3,542,160      259,241,835
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 28.1%
    America Online, Inc.*..........   2,887,120      417,910,620
    Cisco Systems, Inc.*...........   1,802,270      167,273,184
    EarthLink Network, Inc.*.......     350,000       19,950,000
    Edwards, (J.D.) & Co.*.........     661,365       18,766,232
    Intuit, Inc.*..................     422,006       30,595,435
    Microsoft Corp.*...............   1,577,900      218,835,006
    VERITAS Software Corp.*........     710,820       42,604,774
                                                  --------------
                                                     915,935,251
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.6%
    General Electric Co. ..........   1,251,950      127,777,147
    Texas Instruments, Inc. .......   1,021,650       87,414,928
                                                  --------------
                                                     215,192,075
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.7%
    Time Warner, Inc. .............   2,477,080      153,733,777
                                                  --------------
FINANCIAL-BANK & TRUST -- 0.4%
    U.S. Bancorp...................     318,455       11,305,153
                                                  --------------
FINANCIAL SERVICES -- 4.1%
    Fannie Mae.....................     971,065       71,858,810
    Schwab, (Charles) Corp. .......   1,103,265       61,989,702
                                                  --------------
                                                     133,848,512
                                                  --------------
FOOD -- 2.3%
    Safeway, Inc.*.................   1,226,190       74,720,953
                                                  --------------
OFFICE EQUIPMENT -- 1.3%
    Staples, Inc.*.................     962,670       42,056,646
                                                  --------------
PHARMACEUTICALS -- 11.6%
    Lilly, (Eli) & Co. ............   1,132,170      100,621,609
    Monsanto Co. ..................     486,455       23,106,612
    Pfizer, Inc. ..................   1,025,475      128,633,020
    Warner-Lambert Co. ............   1,658,775      124,719,145
                                                  --------------
                                                     377,070,386
                                                  --------------
RETAIL & MERCHANDISING -- 4.4%
    Costco Companies, Inc.*........     874,555       63,131,939
    Home Depot, Inc. ..............     499,545       30,565,910
    Meyer, (Fred), Inc.*...........     835,500       50,338,875
                                                  --------------
                                                     144,036,724
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 11.9%
    Global TeleSystems Group,
      Inc.*........................     442,635   $   24,676,901
    Lucent Technologies, Inc. .....     576,635       63,429,850
    MCI WorldCom, Inc.*............   1,339,410       96,102,668
    Nokia Corp. Cl-A [ADR].........   1,260,180      151,772,929
    Qwest Communications
      International, Inc.*.........   1,003,100       50,155,000
                                                  --------------
                                                     386,137,348
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,349,292,501)............                2,772,079,105
                                                  --------------
FOREIGN STOCK -- 2.1%
AUTOMOBILE MANUFACTURERS -- 1.0%
    Porsche AG Pfd. -- (DEM).......      13,419       30,858,092
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.1%
    SAP AG Pfd. -- (DEM)...........      76,327       36,639,270
                                                  --------------
TOTAL FOREIGN STOCK
  (Cost $53,174,500)...............                   67,497,362
                                                  --------------
                                        PAR
                                       (000)
                                     ----------
CORPORATE OBLIGATIONS -- 2.2%
ENTERTAINMENT & LEISURE -- 1.4%
    Venetian Casino Resort LLC Co.
      Guarantee Notes
      12.25%, 11/15/04.............  $   49,725       46,741,500
                                                  --------------
TELECOMMUNICATIONS -- 0.8%
    Lenfest Communications, Inc.
      Sr. Notes
      7.625%, 02/15/08.............      11,295       11,760,919
    Lenfest Communications, Inc.
      Sr. Sub. Notes
      8.25%, 02/15/08..............      12,480       12,948,000
                                                  --------------
                                                      24,708,919
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $73,520,003)...............                   71,450,419
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
    Federal Home Loan Bank Discount
      Notes 4.98%, 01/19/99........      57,710       57,563,907
                                                  --------------
    Federal Mortgage Corp. Discount
      Notes
      4.72%, 03/04/99..............      50,000       49,587,000
      4.74%, 01/22/99..............      50,000       49,859,520
      4.98%, 01/04/99..............      50,000       49,978,904
      5.10%, 01/20/99..............      60,000       59,838,500
                                                  --------------
                                                     209,263,924
                                                  --------------
    (Cost $266,839,358)............                  266,827,831
                                                  --------------
COMMERCIAL PAPER -- 2.2%
    CIT Group Holdings
      5.30%, 01/04/99
    (Cost $72,867,803).............      72,900       72,867,803
                                                  --------------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES
                                     ----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      65,641   $       65,641
    Temporary Investment Fund......      65,641           65,641
                                                  --------------
    (Cost $131,282)................                      131,282
                                                  --------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $1,815,825,447)............                3,250,853,802
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..............                    4,804,151
                                                  --------------
NET ASSETS -- 100.0%...............               $3,255,657,953
                                                  ==============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN
SETTLEMENT               CONTRACTS TO    EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE          RECEIVE          FOR        AT VALUE     APPRECIATION
--------------------------------------------------------------------------------
01/99        Buy    DEM   16,000,000    $ 9,582,787   $ 9,616,020     $ 33,233
                                        ===========   ===========     ========
                                            IN
SETTLEMENT               CONTRACTS TO    EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE          DELIVER          FOR        AT VALUE     APPRECIATION
--------------------------------------------------------------------------------
01/99        Sell   DEM  116,000,000    $70,272,701   $69,714,084     $558,617
                                        ===========   ===========     ========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

*  Non-income producing security.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
CORPORATE OBLIGATIONS -- 41.2%
BEVERAGES -- 3.6%
    PepsiCo, Inc. Medium Term Notes
      [FRN]++++
      5.209%, 08/19/99................  $ 35,000  $ 34,975,113
                                                  ------------
FINANCIAL-BANK & TRUST -- 33.6%
    Abbey National Treasury Services
      PLC Co. Guarantee Notes
      [FRN]++++
      5.456%, 06/01/99................    35,000    34,984,299
    American Express Centurion Notes
      [FRN]++++
      5.532%, 05/07/99................    10,000    10,000,000
      5.484%, 08/13/99................    30,000    30,000,000
    CoreStates Bank N.A. Notes
      [FRN]++++
      5.482%, 05/14/99................    30,000    30,000,000
    First Union National Bank Sr.
      Notes [FRN]++++
      5.208%, 01/25/99................    25,000    25,000,000
    General Motors Acceptance Corp.
      Notes [FRN]++++
      5.203%, 01/06/99................    31,000    30,990,259
    Key Bank N.A. Notes
      5.574%, 10/15/99................    25,000    25,000,000
      4.835%, 09/03/99 [FRN]++++......    40,000    39,993,430
    LINCS Notes [VR]++++
      5.544%, 01/29/99................    25,000    25,000,000
    NationsBank Corp. Sr. Medium Term
      Notes Cl-F [FRN]++++
      5.459%, 11/19/99................     4,000     4,002,081
    Southtrust Bank N.A. Notes
      [VR]++++
      4.80%, 06/01/99.................    30,000    29,990,307
    US Bank N.A. Minnesota Notes
      [VR]++++
      5.487%, 09/15/99................    40,000    40,000,000
                                                  ------------
                                                   324,960,376
                                                  ------------
FINANCIAL SERVICES -- 4.0%
    CIT Group, Inc. Sr. Medium Term
      Notes [FRN]++++
      5.20%, 10/20/99.................    38,400    38,402,980
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $398,338,469).......................             398,338,469
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.5%
    Federal Home Loan Bank
      5.06%, 01/06/99.................     8,000     7,994,378
    Federal Home Loan Mortgage Corp.
      4.50%, 01/04/99.................    81,190    81,159,554
    Federal National Mortgage Assoc.
      4.99%, 02/16/99.................   139,000   138,113,721
                                                  ------------
    (Cost $227,267,653)...............             227,267,653
                                                  ------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
CERTIFICATES OF DEPOSIT -- 23.2%
    Abbey National Treasury Services
      PLC
      5.72%, 06/11/99.................  $  5,000  $  4,998,733
    Bank of America
      5.63%, 02/26/99.................     5,000     4,999,706
    Bank of Nova Scotia
      5.675%, 03/04/99................    10,000     9,999,430
      5.452%, 06/07/99 [VR]++++.......    30,000    29,989,861
    Bankers Trust Co. [FRN]++++
      5.07%, 05/14/99.................    15,000    14,996,340
    Bayerische Vereinsbank NY
      5.75%, 05/07/99.................    15,000    14,996,591
    Commerzbank NY
      5.67%, 03/05/99.................    10,000     9,999,173
    Deutsche Bank NY
      5.73%, 04/15/99.................    15,000    14,997,953
    Dresdner Bank
      4.95%, 11/09/99.................    30,000    29,990,101
    Rabobank Nederland
      5.62%, 02/03/99.................    35,000    34,999,789
      5.78%, 05/05/99.................    10,000     9,998,627
    Societe Generale NY [VR]++++
      5.539%, 05/26/99................    20,000    19,994,520
    Toronto Dominion Bank
      5.65%, 07/26/99.................    25,000    24,991,889
                                                  ------------
    (Cost $224,952,713)...............             224,952,713
                                                  ------------
COMMERCIAL PAPER -- 8.4%
FINANCIAL-BANK & TRUST -- 3.2%
    NationsBank Corp.
      5.50%, 02/02/99.................    31,600    31,445,511
                                                  ------------
FINANCIAL SERVICES -- 5.1%
    Province of Quebec
      5.50%, 01/11/99.................    20,000    19,969,444
    San Paolo US Financial Co.
      5.49%, 02/08/99.................    30,000    29,826,150
                                                  ------------
                                                    49,795,594
                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $81,241,105)..................              81,241,105
                                                  ------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 3.4%
    Greentree Steers Corp. [VR]++++
      5.574%, 11/15/99................  $ 16,701  $ 16,698,107
    The Money Store, Inc. [VR]++++
      5.574%, 11/15/99................    16,250    16,249,064
                                                  ------------
    (Cost $32,947,171)................              32,947,171
                                                  ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $964,747,111).................             964,747,111
OTHER ASSETS LESS
  LIABILITIES -- 0.3%.................               2,986,128
                                                  ------------
NET ASSETS -- 100.0%..................            $967,733,239
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

++++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 95.8%
AEROSPACE -- 1.8%
    Northrop Grumman Corp. ...........     15,000   $  1,096,875
    Raytheon Co. Cl-A.................     74,000      3,824,875
                                                    ------------
                                                       4,921,750
                                                    ------------
AIRLINES -- 1.2%
    Continental Airlines, Inc.
      Cl-B*...........................     99,800      3,343,300
                                                    ------------
AUTOMOTIVE PARTS -- 3.6%
    Autozone, Inc.*...................     69,000      2,272,687
    Goodyear Tire & Rubber Co. .......     48,000      2,421,000
    Lear Corp.*.......................     63,500      2,444,750
    LucasVarity PLC [ADR].............     76,900      2,576,150
                                                    ------------
                                                       9,714,587
                                                    ------------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc.....     64,000      4,200,000
                                                    ------------
BROADCASTING -- 1.1%
    Scripps, (E.W.) Co. Cl-A..........     59,300      2,950,175
                                                    ------------
CHEMICALS -- 2.1%
    Morton International, Inc.........     69,400      1,700,300
    Praxair, Inc......................    112,100      3,951,525
                                                    ------------
                                                       5,651,825
                                                    ------------
COMPUTER HARDWARE -- 2.4%
    Hewlett-Packard Co................     50,400      3,442,950
    Quantum Corp.*....................    149,000      3,166,250
                                                    ------------
                                                       6,609,200
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
    Computer Associates International,
      Inc. ...........................     95,000      4,049,375
    Parametric Technology Corp.*......    170,000      2,783,750
                                                    ------------
                                                       6,833,125
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Raychem Corp. ....................     60,000      1,938,750
                                                    ------------
CONTAINERS & PACKAGING -- 1.2%
    Owens-Illinois, Inc.*.............    103,000      3,154,375
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
    Tandy Corp. ......................     92,000      3,789,250
    Teradyne, Inc.*...................     49,000      2,076,375
    Texas Instruments, Inc. ..........     36,000      3,080,250
                                                    ------------
                                                       8,945,875
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Mirage Resorts, Inc.*.............    165,000      2,464,687
                                                    ------------
FINANCIAL-BANK & TRUST -- 8.5%
    Bank One Corp. ...................    120,000      6,127,500
    BankBoston Corp. .................    147,000      5,723,812
    Chase Manhattan Corp. ............     63,000      4,287,937
    Countrywide Credit Industries,
      Inc. ...........................    139,000      6,976,062
                                                    ------------
                                                      23,115,311
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL SERVICES -- 4.2%
    Associates First Capital Corp.
      Cl-A............................     85,400   $  3,618,825
    SLM Holding Corp. ................    154,200      7,401,600
    The Dun & Bradstreet Corp. .......     11,600        366,125
                                                    ------------
                                                      11,386,550
                                                    ------------
FOOD -- 3.5%
    ConAgra, Inc. ....................    143,000      4,504,500
    Nabisco Holdings Corp. Cl-A.......    118,000      4,897,000
                                                    ------------
                                                       9,401,500
                                                    ------------
HEALTHCARE SERVICES -- 2.2%
    Tenet Healthcare Corp.*...........    156,400      4,105,500
    Wellpoint Health Networks,
      Inc.*...........................     23,000      2,001,000
                                                    ------------
                                                       6,106,500
                                                    ------------
HOTELS & MOTELS -- 1.3%
    Crestline Capital Corp. [REIT]*...     23,050        337,106
    Host Marriott Corp. [REIT]........    230,500      3,183,781
                                                    ------------
                                                       3,520,887
                                                    ------------
INSURANCE -- 9.4%
    Ace, Ltd. ........................    120,000      4,132,500
    Aetna, Inc. ......................     51,000      4,009,875
    AON Corp. ........................     97,000      5,371,375
    CIGNA Corp. ......................     77,000      5,953,062
    EXEL Ltd. ........................     55,500      4,162,500
    Orion Capital Corp. ..............     50,900      2,026,456
                                                    ------------
                                                      25,655,768
                                                    ------------
MACHINERY & EQUIPMENT -- 1.1%
    McDermott International, Inc. ....    120,900      2,984,719
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.5%
    Baxter International, Inc. .......     77,000      4,952,063
    Boston Scientific Corp.*..........    141,300      3,788,606
    Centocor, Inc.*...................     15,300        690,413
                                                    ------------
                                                       9,431,082
                                                    ------------
METALS & MINING -- 1.2%
    AK Steel Holding Corp. ...........    143,000      3,360,500
                                                    ------------
OFFICE EQUIPMENT -- 1.9%
    Xerox Corp. ......................     42,700      5,038,600
                                                    ------------
OIL & GAS -- 4.5%
    Chevron Corp. ....................     30,000      2,488,125
    Coastal Corp. ....................     59,000      2,061,313
    Texaco, Inc. .....................     77,600      4,103,100
    Tosco Corp. ......................    138,000      3,570,750
                                                    ------------
                                                      12,223,288
                                                    ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Kimberly-Clark Corp. .............     53,000      2,888,500
                                                    ------------
PHARMACEUTICALS -- 4.5%
    ALZA Corp.*.......................     94,000      4,911,500
    American Home Products Corp. .....     97,000      5,462,313
    Biogen, Inc.*.....................     21,500      1,784,500
                                                    ------------
                                                      12,158,313
                                                    ------------
PRINTING & PUBLISHING -- 1.0%
    New York Times Co. Cl-A...........     81,000      2,809,688
                                                    ------------

NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
REAL ESTATE -- 0.7%
    Indymac Mtge. Holdings, Inc.
      [REIT]..........................    190,600   $  2,013,213
                                                    ------------
RESTAURANTS -- 1.8%
    McDonald's Corp. .................     28,000      2,145,500
    Tricon Global Restaurants,
      Inc.*...........................     53,000      2,656,625
                                                    ------------
                                                       4,802,125
                                                    ------------
RETAIL & MERCHANDISING -- 3.9%
    Consolidated Stores Corp.*........    133,800      2,701,088
    Harcourt General, Inc. ...........     79,900      4,249,681
    Meyer, (Fred), Inc.*..............     61,000      3,675,250
                                                    ------------
                                                      10,626,019
                                                    ------------
TELECOMMUNICATIONS -- 11.1%
    Bell Atlantic Corp. ..............     64,000      3,636,000
    General Motors Corp. Cl-H.........    101,300      4,020,344
    Loral Space & Communications
      Corp.*..........................    141,300      2,516,906
    MCI WorldCom, Inc.*...............     77,000      5,524,750
    MediaOne Group, Inc.*.............    129,300      6,077,100
    Northern Telecom Ltd. ............     56,000      2,807,000
    Williams Companies, Inc. .........    184,000      5,738,500
                                                    ------------
                                                      30,320,600
                                                    ------------
UTILITIES -- 8.1%
    GPU, Inc. ........................     44,000      1,944,250
    Illinova Corp. ...................    108,000      2,700,000
    K N Energy, Inc. .................     45,000      1,636,875
    Niagara Mohawk Power Corp.*.......    250,000      4,031,250
    PG&E Corp. .......................    102,100      3,216,150
    Texas Utilities Co. ..............    123,000      5,742,563
    Unicom Corp. .....................     68,500      2,641,531
                                                    ------------
                                                      21,912,619
                                                    ------------
TOTAL COMMON STOCK
  (Cost $245,721,173).................               260,483,431
                                                    ------------


                                           PAR
                                          (000)
                                        ---------
COMMERCIAL PAPER -- 2.9%
    American Express Credit Corp.
      6.00%, 01/04/99.................  $   4,000      3,998,000
    General Electric Capital Corp.
      5.95%, 01/04/99.................      4,000      3,998,017
                                                    ------------
    (Cost $7,996,017).................                 7,996,017
                                                    ------------

                                         SHARES
                                        ---------
SHORT-TERM INVESTMENTS -- 0.8%
    Temporary Investment Cash Fund....  1,015,047      1,015,047
    Temporary Investment Fund.........  1,015,047      1,015,047
                                                    ------------
    (Cost $2,030,094).................                 2,030,094
                                                    ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $255,747,284).................               270,509,542
OTHER ASSETS LESS
  LIABILITIES -- 0.5%.................                 1,458,152
                                                    ------------
NET ASSETS -- 100.0%..................              $271,967,694
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
U.S. STOCK -- 54.0%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ...............    8,400   $    487,200
                                                   ------------
AEROSPACE -- 0.4%
    Raytheon Co. Cl-A..................   20,850      1,077,684
    Raytheon Co. Cl-B..................    6,800        362,100
                                                   ------------
                                                      1,439,784
                                                   ------------
AIRLINES -- 0.4%
    Southwest Airlines Co. ............   65,047      1,459,492
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ....................   36,895      2,165,275
    General Motors Corp. ..............   28,640      2,049,550
                                                   ------------
                                                      4,214,825
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Dana Corp. ........................   10,485        428,574
    Goodyear Tire & Rubber Co. ........   19,298        973,343
                                                   ------------
                                                      1,401,917
                                                   ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies, Inc. ....   29,435      1,931,672
    Coca-Cola Femsa SA [ADR]...........    1,200         15,900
                                                   ------------
                                                      1,947,572
                                                   ------------
BROADCASTING -- 0.2%
    Chancellor Media Corp.*............   10,550        505,081
    Clear Channel Communications,
      Inc.*............................    6,600        359,700
    Diva Systems Corp. Warrants*.......      210              0
    Grupo Televisa SA [GDR]*...........      538         13,282
    News Corp. Ltd. [ADR]..............    4,201        111,064
                                                   ------------
                                                        989,127
                                                   ------------
CHEMICALS -- 1.0%
    Du Pont, (E.I.) de Nemours &
      Co. .............................   41,060      2,178,746
    Eastman Chemical Co. ..............   21,377        956,621
    Waters Corp.*......................    4,200        366,450
    Witco Corp. .......................   36,163        576,348
                                                   ------------
                                                      4,078,165
                                                   ------------
CLOTHING & APPAREL -- 0.4%
    Abercrombie & Fitch Co. Cl-A*......    2,900        205,175
    Cintas Corp. ......................   10,880        766,360
    Tommy Hilfiger, Corp.*.............    3,700        222,000
    WestPoint Stevens, Inc.*...........   18,300        577,593
                                                   ------------
                                                      1,771,128
                                                   ------------
COMPUTER HARDWARE -- 1.6%
    Compaq Computer Corp...............   58,630      2,458,796
    Gateway 2000, Inc.*................    7,300        373,669
    International Business Machines
      Corp. ...........................   19,069      3,522,998
    Seagate Technology, Inc.*..........    7,300        220,825
                                                   ------------
                                                      6,576,288
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
    3Com Corp.*........................    8,900        398,831
    America Online, Inc.*..............    1,400        202,650
    Aspect Development, Inc.*..........    6,400        283,600
    BMC Software, Inc.*................    6,200        276,287
    Cadence Design Systems, Inc.*......    6,300        187,425

                                         SHARES       VALUE
                                         ------       -----
    Citrix Systems, Inc.*..............    5,000   $    485,312
    Computer Sciences Corp.*...........   11,100        715,256
    Compuware Corp.*...................    2,800        218,750
    Comverse Technology, Inc.*.........    6,600        468,600
    Concentric Networks Corp. Warrants
      144A*............................       10          1,489
    Fiserv, Inc.*......................   12,400        637,825
    Intuit, Inc.*......................    8,400        609,000
    Knology Holdings, Inc. Warrants
      144A*............................       45             67
    Legato Systems, Inc.*..............    5,800        382,437
    NCR Corp.*.........................    1,400         58,450
    Network Appliance, Inc.*...........    2,400        108,000
    Parametric Technology Corp.*.......   11,900        194,862
    Paychex, Inc. .....................    8,300        426,931
    Sterling Commerce, Inc.*...........   11,700        526,500
    Sun Microsystems, Inc.*............    6,180        529,162
    Sungard Data Systems, Inc.*........   12,600        500,062
    VERITAS Software Corp.*............    8,850        530,447
                                                   ------------
                                                      7,741,943
                                                   ------------
CONGLOMERATES -- 1.2%
    Minnesota Mining & Manufacturing
      Co. .............................   23,133      1,645,335
    Philip Morris Companies, Inc. .....   64,337      3,442,029
                                                   ------------
                                                      5,087,364
                                                   ------------
CONSTRUCTION -- 0.0%
    Pohang Iron & Steel Co. Ltd.
      [ADR]............................    3,235         54,591
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Apollo Group, Inc. Cl-A*...........    8,590        290,986
    Clorox Co. ........................   14,455      1,688,525
    Colgate-Palmolive Co. .............   12,505      1,161,402
    Eastman Kodak Co. .................   21,435      1,543,320
    Estee Lauder Companies, Inc.
      Cl-A.............................    6,700        572,850
    Hasbro, Inc. ......................   45,600      1,647,300
    Hedstrom Holdings, Inc. 144A*......      303            303
    Mohawk Industries, Inc.*...........   10,990        462,267
    Whitman Corp. .....................   65,991      1,674,522
                                                   ------------
                                                      9,041,475
                                                   ------------
CONTAINERS & PACKAGING -- 0.5%
    Owens-Illinois, Inc.*..............   58,260      1,784,212
    Sealed Air Corp.*..................    2,400        122,550
                                                   ------------
                                                      1,906,762
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.9%
    American Power Conversion Corp.*...   13,800        668,438
    Analog Devices, Inc.*..............    6,900        216,487
    ASM Lithography Holding NV.........    1,000         30,500
    Cellnet Data Systems Warrants*.....       95          1,900
    Emerson Electric Co. ..............   23,970      1,499,623
    General Electric Co. ..............   28,895      2,949,096
    Jabil Circuit, Inc. ...............    6,800        507,450
    KLA-Tencor Corp.*..................    6,600        286,275
    Molex, Inc. .......................    4,100        156,312
    Rockwell International Corp. ......   11,890        577,408
    Samsung Electronics Co. [GDR]
      144A.............................    3,167        122,721
    SCI Systems, Inc.*.................    5,800        334,950
    Solectron Corp.*...................    4,900        455,394

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    STMicroelectronics NV NY Reg*......    2,972   $    232,002
    Teradyne, Inc.*....................    8,900        377,137
    Texas Instruments, Inc. ...........   35,530      3,040,036
    The Perkin-Elmer Corp. ............    3,800        370,737
                                                   ------------
                                                     11,826,466
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.1%
    Club Regina Resorts, Inc. Warrants
      144A*............................       20             20
    Royal Caribbean Cruises Ltd. ......    9,600        355,200
                                                   ------------
                                                        355,220
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Allied Waste Industries, Inc.*.....    3,420         80,797
    Waste Management, Inc. ............   25,380      1,183,342
                                                   ------------
                                                      1,264,139
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.9%
    Bank One Corp. ....................   49,377      2,521,313
    BankAmerica Corp. .................   61,668      3,707,788
    BankBoston Corp. ..................   45,265      1,762,506
    Chase Manhattan Corp. .............   29,890      2,034,388
    First Union Corp. .................   19,905      1,210,473
    Firstar Corp. .....................    6,392        596,054
    Fleet Financial Group, Inc. .......   31,860      1,423,744
    GreenPoint Financial Corp. ........   12,300        432,037
    M&T Bank Corp. ....................      587        304,616
    Mercantile Bancorporation, Inc. ...   23,595      1,088,319
    Morgan, (J.P.) & Co., Inc. ........   19,859      2,086,436
    National City Corp. ...............   20,885      1,514,162
    Northern Trust Corp. ..............    5,700        497,681
    PNC Bank Corp. NA..................   28,206      1,526,650
    State Street Boston Corp. .........    4,100        285,206
    Summit Bancorp.....................   13,225        577,767
    Wells Fargo & Co. .................   54,100      2,160,619
    Zions Bancorp......................    9,200        573,850
                                                   ------------
                                                     24,303,609
                                                   ------------
FINANCIAL SERVICES -- 3.2%
    American Express Co. ..............   11,075      1,132,419
    Capital One Financial Corp. .......    2,500        287,500
    Citigroup, Inc. ...................   75,350      3,729,825
    DTI Holdings, Inc. Warrants
      144A*............................      600             30
    Esat Holdings Ltd. Warrants*.......       35          2,327
    Fannie Mae.........................   29,545      2,186,330
    FINOVA Group, Inc. ................    8,200        442,287
    Lehman Brothers Holdings, Inc. ....   42,145      1,857,014
    Merrill Lynch & Co., Inc. .........   22,715      1,516,226
    Providian Financial Corp. .........    6,600        495,000
    Washington Mutual, Inc. ...........   36,202      1,382,464
                                                   ------------
                                                     13,031,422
                                                   ------------
FOOD -- 1.4%
    General Mills, Inc. ...............   17,276      1,343,209
    Heinz, (H.J.) Co. .................   24,340      1,378,252
    Nabisco Holdings Corp. Cl-A........   11,500        477,250
    Quaker Oats Co. ...................   21,935      1,305,132
    Sara Lee Corp. ....................   43,120      1,215,445
                                                   ------------
                                                      5,719,288
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FURNITURE -- 0.1%
    Furniture Brands International,
      Inc.*............................   15,500   $    422,375
                                                   ------------
HEALTHCARE SERVICES -- 0.3%
    Health Management Associates, Inc.
      Cl-A*............................   11,025        238,416
    IDEXX Laboratories, Inc.*..........    8,000        215,250
    Omnicare, Inc......................    3,700        128,575
    Quintiles Transnational Corp.*.....    8,500        453,687
                                                   ------------
                                                      1,035,928
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Epic Resorts Warrants 144A*........       10              0
    Starwood Hotels & Resorts [REIT]...   11,801        267,735
                                                   ------------
                                                        267,735
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Orbital Imaging Corp. Warrants
      144A*............................       20            800
                                                   ------------
INSURANCE -- 2.4%
    Aetna, Inc. .......................   13,350      1,049,644
    Allstate Corp. ....................   37,020      1,429,897
    American General Corp. ............   31,791      2,479,698
    AON Corp. .........................   22,156      1,226,888
    CIGNA Corp. .......................   30,146      2,330,663
    Hartford Life, Inc. Cl-A...........    7,700        448,525
    The Equitable Companies, Inc. .....   14,700        850,762
                                                   ------------
                                                      9,816,077
                                                   ------------
MACHINERY & EQUIPMENT -- 0.4%
    Danaher Corp. .....................    8,400        456,225
    Deere & Co. .......................   39,060      1,293,862
                                                   ------------
                                                      1,750,087
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Baxter International, Inc. ........   36,526      2,349,078
    Bergen Brunswig Corp. Cl-A.........   11,800        411,525
    Biomet, Inc. ......................   10,100        406,525
    Johnson & Johnson Co. .............   20,575      1,725,728
    MEDIQ, Inc. Warrants 144A*.........       10              0
    Schein, (Henry), Inc.*.............    8,900        398,275
    Sofamor Danek Group, Inc.*.........    3,000        365,250
                                                   ------------
                                                      5,656,381
                                                   ------------
OFFICE EQUIPMENT -- 1.4%
    Herman Miller, Inc. ...............   10,900        292,937
    Office Depot, Inc.*................   16,300        602,081
    Pitney Bowes, Inc. ................    8,920        589,277
    Staples, Inc.*.....................    7,600        332,025
    Xerox Corp. .......................   32,371      3,819,778
                                                   ------------
                                                      5,636,098
                                                   ------------
OIL & GAS -- 4.4%
    Atlantic Richfield Co. ............   35,195      2,296,474
    British Petroleum Co. PLC [ADR]....   18,447      1,653,312
    Burlington Resources, Inc. ........    6,500        232,781
    Chevron Corp. .....................   27,260      2,260,876
    Coastal Corp. .....................    6,000        209,625
    Conoco, Inc. Cl-A*.................   39,200        818,300
    Exxon Corp. .......................   38,631      2,824,892
    Halliburton Co. ...................   34,080      1,009,620

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Kerr-McGee Corp. ..................   32,630   $  1,248,097
    Mobil Corp. .......................   21,766      1,896,363
    Sonat, Inc. .......................   45,335      1,226,878
    TCR Holding Corp. Cl-B.............    2,898            174
    Texaco, Inc. ......................   24,230      1,281,161
    Tosco Corp. .......................   37,515        970,701
                                                   ------------
                                                     17,929,254
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.5%
    Boise Cascade Corp. ...............   45,755      1,418,405
    Kimberly-Clark Corp. ..............   13,400        730,300
                                                   ------------
                                                      2,148,705
                                                   ------------
PHARMACEUTICALS -- 4.0%
    Agouron Pharmaceuticals, Inc.*.....    3,200        188,000
    American Home Products Corp. ......   52,956      2,982,085
    Amerisource Health Corp. Cl-A*.....    5,200        338,000
    Bristol-Meyers Squibb Co. .........   22,882      3,061,898
    Elan Corp. PLC [ADR]*..............    7,300        507,806
    McKesson Corp. ....................    7,400        585,062
    Merck & Co., Inc. .................   25,335      3,741,663
    Pharmacia & Upjohn, Inc. ..........   74,667      4,228,019
    Watson Pharmaceuticals, Inc.*......   11,800        741,925
                                                   ------------
                                                     16,374,458
                                                   ------------
PRINTING & PUBLISHING -- 0.9%
    Lexmark International Group, Inc.
      Cl-A*............................    6,000        603,000
    McGraw-Hill Co., Inc...............   15,980      1,627,962
    Times Mirror Co. Cl-A..............   27,445      1,536,920
                                                   ------------
                                                      3,767,882
                                                   ------------
RAILROADS -- 0.3%
    Burlington Northern Santa Fe
      Corp. ...........................   38,911      1,313,246
                                                   ------------
REAL ESTATE -- 0.0%
    Equity Office Property Warrants*...      530          1,060
                                                   ------------
RESTAURANTS -- 0.5%
    AmeriKing, Inc.*...................       25          1,000
    CKE Restaurants, Inc. .............    5,291        155,754
    McDonald's Corp. ..................   18,155      1,391,127
    Tricon Global Restaurants, Inc.*...    7,400        370,925
                                                   ------------
                                                      1,918,806
                                                   ------------
RETAIL & MERCHANDISING -- 2.2%
    Bed, Bath & Beyond Inc.*...........   13,300        453,862
    Costco Companies, Inc.*............    6,900        498,094
    Family Dollar Stores, Inc. ........   34,200        752,400
    Federated Department Stores,
      Inc.*............................   22,000        958,375
    Gucci Group NV NY Reg..............    1,249         60,733
    Kmart Corp.*.......................   88,210      1,350,716
    Linens 'n Things, Inc.*............   11,400        451,725
    Meyer, (Fred), Inc.*...............    6,300        379,575
    Penney, (J.C.) Co., Inc. ..........   23,395      1,096,641
    Sears, Roebuck & Co. ..............   33,195      1,410,787
    TJX Companies, Inc. ...............   21,100        611,900
    Toys 'R' Us, Inc.*.................   49,230        830,756
                                                   ------------
                                                      8,855,564
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
SEMICONDUCTORS -- 1.3%
    Intel Corp. .......................   21,050   $  2,495,741
    Micron Technology, Inc.*...........    8,700        439,894
    Motorola, Inc. ....................   34,235      2,090,475
    Novellus Systems, Inc.*............    4,400        217,800
    Xilinx, Inc.*......................    3,200        208,400
                                                   ------------
                                                      5,452,310
                                                   ------------
TELECOMMUNICATIONS -- 5.7%
    Allegiance Telecom, Inc. Warrants
      144A*............................       40            640
    Alltel Corp. ......................   23,375      1,398,117
    Ameritech Corp. ...................   16,485      1,044,737
    Ascend Communications, Inc.*.......   13,100        861,325
    AT&T Corp. ........................   47,115      3,545,404
    Bestel Warrants*...................       20             40
    Cablevision Systems Corp. Cl-A*....    7,400        371,387
    Cellular Communications
      International, Inc.*.............    4,350        295,800
    Cincinnati Bell, Inc. .............   13,900        525,594
    Comcast Corp. Cl-A.................    5,500        322,781
    Cox Communications, Inc. Cl-A*.....    5,600        387,100
    General Instrument Corp.*..........   18,200        617,662
    Globalstar Telecommunications
      Warrants 144A*...................       45          2,700
    GTE Corp. .........................   38,240      2,578,810
    KMC Telecom Holdings, Inc. Warrants
      144A*............................       35             87
    Long Distance International
      Warrants 144A*...................       20             50
    McCaw International Ltd.
      Warrants*........................       10             40
    MediaOne Group, Inc.*..............   37,155      1,746,285
    Nextel Communications, Inc.
      Cl-A*............................      503         11,883
    Onepoint Communications Warrants
      144A*............................       10             10
    Pathnet, Inc. Warrants 144A*.......       30            300
    Powertel, Inc. Warrants*...........      640          2,560
    Qwest Communications International,
      Inc.*............................   15,900        795,000
    Rhythms Netconnections Warrants
      144A*............................      160          1,200
    SBC Communications, Inc. ..........   53,418      2,864,540
    Sprint Corp. (FON Group)...........   21,251      1,787,740
    Startec Global Communications Corp.
      Warrants 144A*...................       20             20
    TCA Cable TV, Inc. ................   13,400        478,212
    Tele-Communications Liberty Media,
      Inc. Cl-A........................    9,500        437,594
    Tele-Communications TCI Ventures
      Group Cl-A.......................   18,200        428,837
    Telefonos de Mexico SA Cl-L
      [ADR]............................    1,313         63,927
    Telesp Celular Participacoes SA
      [ADR]*...........................      657         11,497
    Telesp Participacoes SA [ADR]*.....    1,644         36,373

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    U.S. West, Inc. ...................   42,446   $  2,743,073
    UIH Australia Warrants*............       50             50
    Versatel Telecom BV Warrants
      144A*............................       20            200
                                                   ------------
                                                     23,361,575
                                                   ------------
UTILITIES -- 2.6%
    Companhia Energetica de Minas
      Gerais [ADR].....................    2,300         43,784
    Consolidated Edison, Inc. .........   32,200      1,702,575
    Dominion Resources, Inc. ..........   30,220      1,412,785
    Duke Energy Corp. .................   23,705      1,518,602
    Edison International Co. ..........   45,280      1,262,180
    Energy East Corp. .................    2,800        158,200
    Enron Corp. .......................    8,510        485,602
    Entergy Corp. .....................   51,455      1,601,537
    Florida Progress Corp. ............    5,100        228,544
    IPALCO Enterprises, Inc. ..........    3,800        210,662
    Potomac Electric Power Co. ........    5,100        134,194
    SCANA Corp. .......................    6,500        209,625
    Texas Utilities Co. ...............   31,190      1,456,183
                                                   ------------
                                                     10,424,473
                                                   ------------
TOTAL U.S. STOCK
  (Cost $191,955,829)..................             220,830,591
                                                   ------------
PREFERRED STOCK -- 0.1%
BROADCASTING -- 0.0%
    Capstar Broadcasting 12.00%
      [PIK]............................      237         27,128
    CBS Radio, Inc. Sub. Debs. 11.375%
      [PIK]............................      200            234
    Chancellor Media Corp. 12.00%
      [PIK]............................      100          9,337
    Citadel Broadcasting Co. 13.25%
      [PIK]............................      227         25,947
    Echostar Communications Corp. Cl-B
      12.125% [PIK]....................      113         13,100
                                                   ------------
                                                         75,746
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Anvil Holding, Inc. 13.00% [PIK]...       13            133
                                                   ------------
RESTAURANTS -- 0.0%
    AmeriKing, Inc. 13.00%.............    1,287         32,497
                                                   ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor Corp. Sr.
      Sub. Notes 11.74% [PIK] 144A.....      297         24,961
                                                   ------------
TELECOMMUNICATIONS -- 0.1%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................      383         42,842
    Global Crossing Holdings 10.50%
      [PIK] 144A.......................      470         46,177
    NEXTLINK Communications, Inc.
      14.00% [PIK].....................      485         25,826
    Paxson Communications Corp. 13.25%
      [PIK]............................        3         27,779
    Winstar Communications Cl-C 14.25%
      [PIK]............................      300         24,075
                                                   ------------
                                                        166,699
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
UTILITIES -- 0.0%
    El Paso Electric Co. 11.40%
      [PIK]............................       12   $      1,290
    Public Service Co. of New Hampshire
      Cl-A 10.60%......................    1,058         28,764
                                                   ------------
                                                         30,054
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $293,923)......................                 330,090
                                                   ------------
FOREIGN STOCK -- 4.5%
AIRLINES -- 0.0%
    British Airways PLC -- (GBP).......   20,781        140,118
    Deutsche Lufthansa AG -- (DEM).....    2,157         47,854
    Singapore Airlines Ltd. -- (SGD)...    3,000         22,001
                                                   ------------
                                                        209,973
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Bayerische Motoren Werke
      AG -- (DEM)......................      190        147,960
    Bayerische Motoren Werke AG
      (New) -- (DEM)*..................       61         46,807
    Honda Motor Co. Ltd. -- (JPY)......    5,000        164,455
    Volkswagen AG -- (DEM).............    2,210        178,868
    Volvo AB Cl-B -- (SEK).............    2,938         67,419
                                                   ------------
                                                        605,509
                                                   ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY).........    4,000         90,960
    Michelin C.G.D.E. Cl-B -- (FRF)....    4,965        198,653
                                                   ------------
                                                        289,613
                                                   ------------
BEVERAGES -- 0.1%
    Bass PLC -- (GBP)..................   16,166        235,350
                                                   ------------
BROADCASTING -- 0.0%
    News Corp. Ltd. -- (AUD)...........    3,000         19,836
                                                   ------------
BUILDING MATERIALS -- 0.2%
    Cimpor-Cimentos de Portugal SA --
      (PTE)............................    2,081         66,430
    CRH PLC -- (IEP)...................   21,887        378,549
    Lafarge SA -- (FRF)................    1,936        184,034
                                                   ------------
                                                        629,013
                                                   ------------
CHEMICALS -- 0.2%
    AKZO Nobel NV -- (NLG).............    5,732        261,147
    Bayer AG -- (DEM)..................    4,495        188,785
    Hoechst AG -- (DEM)................    4,016        166,136
    Shin-Etsu Chemical Co.
      Ltd. -- (JPY)....................    2,000         48,228
                                                   ------------
                                                        664,296
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Onward Kashiyama Co.
      Ltd. -- (JPY)....................      800         10,766
                                                   ------------
CONGLOMERATES -- 0.3%
    BTR PLC -- (GBP)...................   45,706         94,297
    Coles Myer Ltd. -- (AUD)...........    7,600         39,856
    Compagnie Financiere Richemont
      AG -- A Units -- (CHF)*..........       77        108,872
    Iberdrola SA -- (ESP)..............    5,665        106,150
    Securicor PLC -- (GBP).............   18,494        155,083

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Smiths Industries PLC -- (GBP).....    9,971   $    142,258
    Tomkins PLC -- (GBP)...............   45,562        214,912
    Vivendi -- (FRF)...................    1,747        453,481
                                                   ------------
                                                      1,314,909
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Bombardier, Inc. Cl-B  -- (CAD)....    8,738        122,598
    Cookson Group PLC -- (GBP).........   14,929         32,291
    Granada Group PLC -- (GBP).........   14,200        251,027
    Kao Corp. -- (JPY).................    6,000        135,642
    Shiseido Co. Ltd. -- (JPY).........    2,000         25,745
                                                   ------------
                                                        567,303
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Koninklijke (Royal) Philips
      Electronics NV -- (NLG)..........    2,928        196,586
    Rohm Co. Ltd. -- (JPY).............    1,000         91,669
    Sony Corp. -- (JPY)................    1,000         72,963
    TDK Corp. -- (JPY).................    1,000         91,581
                                                   ------------
                                                        452,799
                                                   ------------
ENERGY SERVICES -- 0.0%
    VA Technologie AG -- (ATS).........      759         65,808
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.0%
    EMI Group PLC -- (GBP).............   13,200         88,288
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.7%
    ABN AMRO Holding NV -- (NLG).......    4,180         87,980
    Allied Irish Banks PLC -- (IEP)....   16,881        302,790
    Banca Popolare di Bergamo Credito
      Varesino SPA -- (ITL)............    1,800         43,775
    Banca Popolare di
      Brescia -- (ITL).................    1,700         41,549
    Banca Popolare di
      Milano -- (ITL)..................    5,000         45,485
    Bank of Nova Scotia -- (CAD).......   11,158        244,817
    Banque Nationale de
      Paris -- (FRF)...................    4,076        335,799
    Commonwealth Bank of Australia --
      (AUD)............................    7,566        107,492
    Credit Commercial de
      France -- (FRF)..................      764         70,984
    Developmental Bank of Singapore
      Ltd. -- (SGD)....................    6,000         54,183
    HSBC Holdings PLC -- (HKD).........    2,800         69,756
    ING Groep NV -- (NLG)..............    5,531        337,459
    Julius Baer Holdings AG
      Cl-B -- (CHF)....................       56        186,126
    National Westminster Bank PLC --
      (GBP)............................    8,600        165,839
    Nordbanken Holding Co. AB --
      (SEK)*...........................    9,551         61,273
    Overseas Union Bank
      Ltd. -- (SGD)....................    9,000         39,274
    Royal Bank of Canada -- (CAD)......    1,116         55,439
    Svenska Handlesbanken
      Cl-A -- (SEK)....................    2,842        119,914
    UBS AG -- (CHF)....................    1,229        377,609
                                                   ------------
                                                      2,747,543
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FINANCIAL SERVICES -- 0.2%
    Bank of Ireland PLC -- (IEP).......   12,218   $    272,345
    ForeningsSparbanken AB -- (SEK)....    1,910         49,485
    Nikko Securities Co.
      Ltd. -- (JPY)....................   57,000        159,180
    Promise Co. Ltd. -- (JPY)..........    2,200        114,684
    Societe Generale -- (FRF)..........      795        128,799
    Unidanmark AS Cl-A -- (DKK)........      803         72,549
                                                   ------------
                                                        797,042
                                                   ------------
FOOD -- 0.2%
    Greencore Group PLC -- (IEP).......   18,874         87,238
    Groupe Danone -- (FRF).............      326         93,376
    Koninklijke Ahold NV -- (NLG)......    6,554        242,370
    Laurus NV -- (NLG).................    2,072         52,334
    Nestle SA -- (CHF).................      182        396,205
                                                   ------------
                                                        871,523
                                                   ------------
INSURANCE -- 0.3%
    Allianz AG -- (DEM)................      312        116,144
    Allied Zurich PLC -- (GBP)*........   25,537        380,911
    Assurances Generales de France --
      (FRF)*...........................    1,716        102,542
    AXA SA -- (FRF)....................    1,158        167,916
    Istituto Nazionale delle
      Assicurazioni -- (ITL)*..........   33,000         87,359
    Muenchener Rueckversicherung AG --
      (DEM)............................      213        104,229
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP)...............   16,425        134,113
                                                   ------------
                                                      1,093,214
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Mannesmann AG -- (DEM).............    3,351        387,810
    Sandvik AB Cl-B -- (SEK)...........    2,698         46,600
    Siebe PLC -- (GBP).................   34,160        134,701
                                                   ------------
                                                        569,111
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Sankyo Co. Ltd. -- (JPY)...........    5,000        109,489
                                                   ------------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY)...............    7,900        169,141
    Ricoh Co. Ltd. -- (JPY)............    7,000         64,665
                                                   ------------
                                                        233,806
                                                   ------------
OIL & GAS -- 0.2%
    Burmah Castrol PLC -- (GBP)........   12,617        180,534
    Ente Nazionale Idrocarburi SPA --
      (ITL)............................   29,355        192,271
    Hong Kong & China Gas Co. Ltd. --
      (HKD)............................   30,000         38,144
    Societe Nationale Elf Aquitaine
      SA -- (FRF)......................    2,104        243,319
    Total SA Cl-B -- (FRF).............    1,768        179,142
                                                   ------------
                                                        833,410
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB
      Cl-B -- (SEK)....................    6,870        150,020
                                                   ------------
PERSONAL SERVICES -- 0.0%
    Vedior NV -- (NLG).................    2,920         57,570
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
PHARMACEUTICALS -- 0.3%
    Eisai Co. Ltd. -- (JPY)............    2,000   $     39,008
    Glaxo Wellcome PLC -- (GBP)........    3,666        126,138
    Novartis AG -- (CHF)...............      259        509,145
    Pharmacia & Upjohn,
      Inc. -- (SEK)....................    7,294        408,545
    Yamanouchi Pharmaceutical Co.
      Ltd. -- (JPY)....................    5,000        161,352
                                                   ------------
                                                      1,244,188
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Dai Nippon Printing Co.
      Ltd. -- (JPY)....................    6,000         95,854
                                                   ------------
REAL ESTATE -- 0.0%
    Cheung Kong Holdings
      Ltd. -- (HKD)....................   11,000         79,159
    Unione Immobiliare SPA -- (ITL)*...   33,000         17,252
                                                   ------------
                                                         96,411
                                                   ------------
RETAIL & MERCHANDISING -- 0.1%
    Dixons Group PLC -- (GBP)..........   12,424        174,775
    Marks & Spencer PLC -- (GBP).......   10,537         72,274
    Vendex NV -- (NLG).................    2,530         61,475
                                                   ------------
                                                        308,524
                                                   ------------
SEMICONDUCTORS -- 0.1%
    Fujitsu Ltd. -- (JPY)..............   23,000        306,880
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    BCE, Inc. -- (CAD).................    1,400         52,867
    Cable & Wireless Optus Ltd. 144A --
      (AUD)*...........................   12,000         25,246
    Cable & Wireless PLC -- (DEM)......   21,509        264,465
    Deutsche Telekom AG -- (DEM).......    4,402        144,705
    Ericsson, (L.M.) Telephone Co.
      Cl-B -- (SEK)....................    7,938        189,011
    France Telecom SA -- (FRF).........      860         68,356
    Hellenic Telecommunication
      Organization SA -- (GRD).........    4,771        126,924
    KPN NV -- (NLG)....................    2,220        111,197
    Nippon Telegraph & Telephone
      Corp. -- (JPY)...................       25        193,268
    Nokia Oyj Cl-A -- (FIM)............    2,554        312,737
    Orange PLC -- (GBP)*...............    6,700         77,865
    Portugal Telecom SA -- (PTE).......    2,231        102,294
    Swisscom AG -- (CHF)*..............      300        125,593
    Telecom Italia SPA -- (ITL)........   46,929        401,299
    Telefonica SA -- (ESP).............    6,881        306,466
    Telefonica SA Bonus
      Rights -- (ESP)*.................    6,881          6,119
    Vodafone Group PLC -- (GBP)........    3,964         64,371
                                                   ------------
                                                      2,572,783
                                                   ------------
TRANSPORTATION -- 0.1%
    Peninsular & Oriental Steam
      Navigation Co. -- (GBP)..........    8,509        100,588
    TNT Post Group NV -- (NLG).........    5,977        192,686
                                                   ------------
                                                        293,274
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
UTILITIES -- 0.2%
    Electricidade de Portugal
      SA -- (PTE)......................    5,844   $    128,671
    Scottish Power PLC -- (GBP)........   31,901        327,752
    Tokyo Electric Power
      Co. -- (JPY).....................    9,200        227,560
    Veba AG -- (DEM)...................    3,633        215,294
                                                   ------------
                                                        899,277
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $15,610,080)...................              18,433,382
                                                   ------------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 11.0%
ADVERTISING -- 0.1%
    Adams Outdoor Advertising L.P. Sr.
      Notes
      10.75%, 03/15/06.................  $    75         81,000
    Lamar Advertising Co. Co. Guarantee
      Sr. Sub. Notes
      9.625%, 12/01/06.................       60         65,025
    Outdoor Communications Co. Sr. Sub.
      Notes
      9.25%, 08/15/07..................       50         53,000
    Outdoor Systems, Inc. Sr. Sub.
      Notes
      8.875%, 06/15/07.................       75         79,969
                                                   ------------
                                                        278,994
                                                   ------------
AEROSPACE -- 0.3%
    Argo-Tech Corp. Co. Guarantee Notes
      8.625%, 10/01/07.................       10          9,525
    Argo-Tech Corp. Sr. Sub. Notes
      8.625%, 10/01/07.................       10          9,525
    BE Aerospace, Inc. Sr. Sub. Notes
      9.875%, 02/01/06.................       35         36,444
      9.50%, 11/01/08 144A.............       10         10,600
    BE Aerospace, Inc. Sr. Sub. Notes
      Cl-B
      8.00%, 03/01/08..................       10          9,825
    Boeing Co. Debs
      6.625%, 02/15/38.................      580        578,550
    Lockheed Martin Corp. Notes
      7.25%, 05/15/06..................      455        492,537
                                                   ------------
                                                      1,147,006
                                                   ------------
AIRLINES -- 0.2%
    Aviation Sales Co. Co. Guarantee
      Sr. Sub. Notes
      8.125%, 02/15/08.................       20         19,850
    Calair LLC Capital Corp. Co.
      Guarantee Notes
      8.125%, 04/01/08.................       10         10,337
    Canadian Airlines Corp. Notes
      10.00%, 05/01/05.................       20         17,000
    Continental Airlines Series 981C
      Notes
      6.541%, 09/15/09.................      935        912,728
    Continental Airlines Sr. Notes
      9.50%, 12/15/01..................       50         52,500
                                                   ------------
                                                      1,012,415
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Chrysler Corp. Notes
      7.45%, 02/01/49..................  $   200   $    230,500
    Consorcio Grupo Dina SA [ZCB]
      6.251%, 11/15/02.................       20         18,000
                                                   ------------
                                                        248,500
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Hayes Lemmerz International, Inc.
      Co. Guarantee Notes 144A
      8.25%, 12/15/08..................       40         40,000
    Lear Corp. Sub. Notes
      9.50%, 07/15/06..................       50         54,250
    Safety Components International,
      Inc. Sr. Sub. Notes Cl-B
      10.125%, 07/15/07................       10         10,087
    Talon Automotive Group Inc. Sr.
      Sub. Notes Cl-B
      9.625%, 05/01/08.................       30         29,550
                                                   ------------
                                                        133,887
                                                   ------------
BEVERAGES -- 0.0%
    Canandaigua Wine Corp. Sr. Sub.
      Notes
      8.75%, 12/15/03..................       55         55,550
                                                   ------------
BROADCASTING -- 0.5%
    Acme Television Co. Co. Guarantee
      Notes Cl-B [STEP]
      10.875%, 09/30/04................       15         12,000
    American Radio Systems Co. Co.
      Guarantee Notes
      9.00%, 02/01/06..................       50         54,125
    Benedek Broadcasting Sr. Notes
      11.875%, 03/01/05................       80         86,800
    Capstar Broadcasting, Inc. Sr.
      Disc. Notes [STEP]
      12.75%, 02/01/09.................       60         49,500
    CBS Corp. Sr. Notes
      6.875%, 09/01/03.................       20         20,600
    Central European Media Enterprises
      Ltd. Sr. Notes
      9.375%, 08/15/04.................       10          8,300
    Chancellor Media Corp. LA Sr. Sub.
      Notes Cl-B
      8.125%, 12/15/07.................        5          4,975
    Chancellor Media Corp. Sr. Notes
      144A
      8.00%, 11/01/08..................       70         71,400
    Citadel Broadcasting Co. Sr. Sub.
      Notes
      10.25%, 07/01/07.................       10         10,950
      9.25%, 11/15/08 144A.............       10         10,462
    Diva Systems Corp. Sr. Disc. Notes
      [STEP] 144A
      6.872%, 03/01/08.................       70         29,400
    Fox/Liberty Networks LLC Sr. Notes
      8.875%, 08/15/07.................       30         30,675
    Golden Sky Systems Sr. Sub. Notes
      144A
      12.375%, 08/01/06................       30         30,900

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Granite Broadcasting Corp. Sr. Sub.
      Debs.
      10.375%, 05/15/05................  $    50   $     51,062
    Jones Intercable, Inc. Sr. Notes
      9.625%, 03/15/02.................       10         10,750
    News America Holdings, Inc. Debs.
      7.70%, 10/30/25..................      695        752,337
    Sinclair Broadcasting Group, Inc.
      Sr. Sub. Notes
      8.75%, 12/15/07..................       50         50,500
    Spanish Broadcasting System, Inc.
      Sr. Notes
      12.50%, 06/15/02.................       50         55,062
    Spanish Broadcasting System, Inc.
      Sr. Notes Cl-B
      11.00%, 03/15/04.................       25         26,562
    TCI Communications, Inc. Sr. Notes
      7.125%, 02/15/28.................      630        685,125
    Young Broadcasting, Inc. Sr. Sub.
      Notes Cl-B
      9.00%, 01/15/06..................        5          5,075
                                                   ------------
                                                      2,056,560
                                                   ------------
BUILDING MATERIALS -- 0.0%
    Building Materials Corp. Sr. Notes
      8.625%, 12/15/06.................       10         10,100
      8.00%, 12/01/08 144A.............       10         10,075
    Polytama International Notes
      11.25%, 06/15/07.................       25          6,375
                                                   ------------
                                                         26,550
                                                   ------------
BUSINESS SERVICES -- 0.0%
    Affinity Group Holding, Inc. Sr.
      Notes
      11.00%, 04/01/07.................       65         67,275
    Iron Mountain, Inc. Sr. Sub. Notes
      8.75%, 09/30/09..................       25         25,812
    Outsourcing Solutions Corp. Sr.
      Sub. Notes Cl-B
      11.00%, 11/01/06.................       20         19,300
    U.S. Office Products Co. Co.
      Guarantee Notes
      9.75%, 06/15/08..................       40         26,400
                                                   ------------
                                                        138,787
                                                   ------------
CHEMICALS -- 0.3%
    Geo Specialty Chemicals Sr. Sub.
      Notes 144A
      10.125%, 08/01/08................       10          9,750
    Huntsman Corp. Sr. Sub. Notes 144A
      9.50%, 07/01/07..................       10         10,025
    Lubrizol Corp. Notes
      5.875%, 12/01/08.................      235        235,000
    PCI Chemicals Canada, Inc. Notes
      9.25%, 10/15/07..................       50         40,437
    Polymer Group Holdings, Inc. Sr.
      Sub. Notes
      9.00%, 07/01/07..................       15         14,850

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Polymer Group, Inc. Co. Guarantee
      Notes Cl-B
      8.75%, 03/01/08..................  $    10   $      9,800
    Solutia, Inc. Notes
      6.72%, 10/15/37..................      890        947,850
    Trikem SA Notes 144A
      10.625%, 07/24/07................       25         13,000
                                                   ------------
                                                      1,280,712
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Iron Age Corp. Sr. Sub. Notes
      9.875%, 05/01/08.................       30         27,375
    Sassco Fashions Ltd. Sr. Notes
      12.75%, 03/31/04.................       25         24,750
                                                   ------------
                                                         52,125
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    Concentric Network Corp. Sr. Notes
      12.75%, 12/15/07.................       10         10,100
    Dell Computer Corp. Debs
      7.10%, 04/15/28..................      465        464,419
    IBM Corp. Notes
      5.10%, 11/10/03..................      635        630,237
    L-3 Communications Corp. Sr. Sub.
      Notes 144A
      8.00%, 08/01/08..................       10         10,050
    Unisys Corp. Sr. Notes
      7.875%, 04/01/08.................      100        106,000
    Verio, Inc. Sr. Notes 144A
      11.25%, 12/01/08.................       10         10,100
                                                   ------------
                                                      1,230,906
                                                   ------------
CONGLOMERATES -- 0.4%
    Axia, Inc. Co. Guarantee Notes
      10.75%, 07/15/08.................       20         20,300
    Hermes Europe Railtel BV Sr. Notes
      11.50%, 08/15/07.................       10         10,775
    K&F Industries, Inc. Sr. Sub. Notes
      Cl-B
      9.25%, 10/15/07..................       10         10,075
    Philip Morris Co., Inc. Debs
      7.50%, 01/15/02..................      425        446,250
    Philip Morris Co., Inc. Notes
      7.50%, 04/01/04..................      710        759,700
    Walt Disney Co. Notes
      5.62%, 12/01/08..................      455        458,981
                                                   ------------
                                                      1,706,081
                                                   ------------
CONSTRUCTION -- 0.0%
    American Architectural Co. Co.
      Guarantee Notes
      11.75%, 12/01/07.................       10          7,600
    Newport News Shipbuilding, Inc. Sr.
      Notes
      8.625%, 12/01/06.................       20         21,200
                                                   ------------
                                                         28,800
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Alaris Medical Systems, Inc. Sr.
      Notes
      9.75%, 12/01/06..................  $    40   $     39,650
    Albecca, Inc. Sr. Sub. Notes 144A
      10.75%, 08/15/08.................       20         20,400
    Chattem, Inc. Co. Guarantee Notes
      Cl-B
      8.875%, 04/01/08.................       20         20,550
    Consumers International Corp. Sr.
      Notes
      10.25%, 04/01/05.................       10         10,613
    Decora Industries, Inc. Secured
      Notes Cl-B
      11.00%, 05/01/05.................       20         18,300
    Doane Pet Care Co. Sr. Sub. Notes
      9.75%, 05/15/07..................       75         76,875
    French Fragrances, Inc. Sr. Notes
      10.375%, 05/15/07................       10          9,988
    Glenoit Corp. Co. Guarantee Notes
      11.00%, 04/15/07.................       10          9,375
    Hedstrom Holdings, Inc. Sr. Disc.
      Notes [STEP]
      11.613%, 06/01/09................        5          2,750
    Home Interiors & Gifts Sr. Sub.
      Notes 144A
      10.125%, 06/01/08................       10          9,900
    Intergrated Health Services, Inc.
      Sr. Sub. Notes Cl-A
      9.50%, 09/15/07..................       50         47,750
    Protection One Alarm, Inc. Sr.
      Disc. Notes [STEP]
      13.625%, 06/30/05................       10         11,300
    Revlon Consumer Products Corp. Sr.
      Notes 144A
      9.00%, 11/01/06..................       10          9,925
    Revlon Consumer Products Corp. Sr.
      Sub. Notes
      8.625%, 02/01/08.................       50         46,000
                                                   ------------
                                                        333,376
                                                   ------------
CONTAINERS & PACKAGING -- 0.0%
    AEP Industries, Inc. Sr. Sub. Notes
      9.875%, 11/15/07.................       25         25,250
    Huntsman Packaging Corp. Co.
      Guarantee Notes
      9.125%, 10/01/07.................       15         14,925
    Owens-Illinois, Inc. Sr. Notes
      8.10%, 05/15/07..................       20         21,475
    Riverwood International Co. Notes
      10.25%, 04/01/06.................       50         49,500
      10.625%, 08/01/07................       40         40,000
      10.875%, 04/01/08................       10          9,150
                                                   ------------
                                                        160,300
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Celestica International, Inc. Sr.
      Sub. Notes
      10.50%, 12/31/06.................       13         14,235

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Cellnet Data Systems, Inc. Sr.
      Disc. Notes [STEP]
      14.00%, 10/01/07.................  $    75   $     38,250
    CSC Holdings, Inc. Debs.
      7.875%, 02/15/18.................       10         10,163
    Details, Inc. Sr. Sub. Notes
      10.00%, 11/15/05.................       15         14,700
    DII Group, Inc. Sr. Sub. Notes
      8.50%, 09/15/07..................       10          9,825
    Flextronics International Ltd. Sr.
      Sub. Notes Cl-B
      8.75%, 10/15/07..................       10         10,375
    HCC Industries, Inc. Sr. Sub. Notes
      10.75%, 05/15/07.................       15         14,475
    Pioneer Americas Acquistics Corp.
      Sr. Notes
      9.25%, 06/15/07..................       10          7,800
    Raytheon Co. Notes
      6.45%, 08/15/02..................      545        557,944
    Viasystems, Inc. Sr. Sub. Notes
      9.75%, 06/01/07..................       20         19,000
    Wavetek Corp. Sr. Sub. Notes
      10.125%, 06/15/07................       10          9,700
                                                   ------------
                                                        706,467
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    AMC Entertainment, Inc. Sr. Sub.
      Notes
      9.50%, 03/15/09..................       20         20,550
    Argosy Gaming Co. Notes
      13.25%, 06/01/04.................       25         27,906
    Cinemark USA, Inc. Sr. Sub. Notes
      9.625%, 08/01/08.................       25         26,250
    Circus Circus Enterprises Sr. Notes
      6.45%, 02/01/06..................       10          8,950
    Circus Circus Enterprises Sr. Sub.
      Notes
      9.25%, 12/01/05..................       10         10,238
    Coast Hotels & Casino, Inc. Notes
      Cl-B
      13.00%, 12/15/02.................       55         59,675
    Colorado Gaming & Entertainment
      Corp. Sr. Notes
      12.00%, 06/01/03.................      159        171,396
    Fitzgeralds Gaming Corp. Co.
      Guarantee Notes Cl-B
      12.25%, 12/15/04.................       30         17,400
    Fox Family Worldwide, Inc. Sr.
      Disc. Notes [STEP]
      10.25%, 11/01/07.................       10          6,375
    Fox Family Worldwide, Inc. Sr.
      Notes
      9.25%, 11/01/07..................       30         29,700
    Harrahs Operating Co., Inc. Co.
      Guarantee Notes
      7.875%, 12/15/05.................       20         20,100
    Isle of Capri Black Hawk Corp.
      Notes Cl-B
      13.00%, 08/31/04.................       10         10,625
    Mohegan Tribal Gaming Sr. Notes
      Cl-B
      13.50%, 11/15/02.................       30         36,150

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Park Place Entertainment Sr. Sub.
      Notes 144A
      7.875%, 12/15/05.................  $    30   $     30,075
    Players International, Inc. Sr.
      Notes
      10.875%, 04/15/05................       25         27,000
    Premier Parks, Inc. Sr. Notes
      9.25%, 04/01/06..................       35         36,750
    Premier Parks, Inc. Sr. Notes Cl-A
      12.00%, 08/15/03.................       40         43,200
    Raintree Resorts Notes Cl-B
      13.00%, 12/01/04.................       20         11,000
    SFX Entertainment, Inc. Sr. Sub.
      Notes
      9.125%, 02/01/08.................       10         10,050
      9.125%, 12/01/08 144A,...........       20         19,950
    Showboat Marina Casinos, Inc. First
      Mtge.
      13.50%, 03/15/03.................       25         29,063
    Silver Cinemas International, Inc.
      Sr. Sub. Notes
      10.50%, 04/15/05.................       20         14,800
    Six Flags Theme Parks Corp. Sr.
      Sub. Notes Cl-A [STEP]
      12.25%, 06/15/05.................       90         98,663
    Time Warner Co. Entertainment Notes
      8.875%, 10/01/12.................      425        538,688
    United Artist Theatre Sr. Sub.
      Notes Cl-B
      9.75%, 04/15/08..................       20         19,200
                                                   ------------
                                                      1,323,754
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.4%
    Allied Waste North America, Inc.
      Sr. Notes 144A
      7.625%, 01/01/06.................       30         30,450
      7.875%, 01/01/09.................       50         50,813
    ATC Group Services, Inc. Sr. Sub.
      Notes
      12.00%, 01/15/08.................       10          1,000
    US Filter Corp. Notes
      6.50%, 05/15/03..................      535        521,625
    WMX Technologies, Inc. Notes
      7.10%, 08/01/26..................      925        979,344
                                                   ------------
                                                      1,583,232
                                                   ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Sr. Notes Cl-D
      11.75%, 11/15/05.................       10         10,913
    Jackson Products, Inc. Sr. Sub.
      Notes Cl-B
      9.50%, 04/15/05..................       10         10,000
                                                   ------------
                                                         20,913
                                                   ------------
FARMING & AGRICULTURE -- 0.0%
    Purina Mills, Inc. Sr. Sub. Notes
      9.00%, 03/15/10..................       20         20,600
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.5%
    Allstate Financing II Notes
      7.83%, 12/01/45..................      125        134,063

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                           (000)       VALUE
                                          -------   ------------
    Banponce Corp. Medium Term Notes
      7.125%, 05/02/02..................  $   410   $    430,500
    Chevy Chase Savings Bank Sub. Debs.
      9.25%, 12/01/05...................       45         45,000
    Dime Capital, Inc. Trust I Notes
      Cl-A
      9.33%, 05/06/27...................       10         10,788
    Fuji JGB LLC Pfd. Notes [VR] 144A
      9.87%, 12/31/49...................      425        303,990
    Greenpoint Capital Corp. Trust I
      Notes
      9.10%, 06/01/27...................       10         11,438
    Household Finance Corp. Notes
      6.50%, 11/15/08...................      235        244,988
    Merita Bank Ltd. Sub. Notes
      6.50%, 01/15/06...................      500        508,125
    North Fork Bancorp Notes
      8.70%, 12/15/26...................        5          5,969
    Provident Capital, Inc. Trust Notes
      8.60%, 12/01/26...................       20         23,625
    Riggs Capital Corp. Trust Notes 144A
      8.625%, 12/31/26..................       15         15,731
    Sovereign Capital, Inc. Trust I
      Capital Securities Notes
      9.00%, 04/01/27...................       15         17,456
    St. Paul Bancorp, Inc. Sr. Notes
      7.125%, 02/15/04..................      350        376,250
                                                    ------------
                                                       2,127,923
                                                    ------------
FINANCIAL SERVICES -- 2.5%
    Aames Financial Corp. Sr. Notes
      9.125%, 11/01/03..................       40         26,000
    AFC Capital Trust I Notes Cl-B
      8.207%, 02/03/27..................      500        561,875
    American General Institute Capital
      Trust Co. Co. Guarantee Notes 144A
      8.125%, 03/15/46..................      765        885,488
    AT&T Capital Corp. Medium Term Notes
      6.25%, 05/15/01...................      540        536,625
    CIA Latino Americana Notes 144A
      11.625%, 06/01/04.................       10          6,650
    CIT Group, Inc. Notes
      5.50%, 10/15/01...................      480        480,600
    Colonial Capital II Co. Co.
      Guarantee Notes Cl-A
      8.92%, 01/15/27...................       15         16,125
    Commercial Credit Co. Notes
      7.75%, 03/01/05...................      430        471,925
    ContiFinancial Corp. Sr. Notes
      8.375%, 08/15/03..................       45         33,750
    Delta Financial Corp. Sr. Notes
      9.50%, 08/01/04...................       15         12,450
    Dine SA de C.V. Co. Guarantee Notes
      8.75%, 10/05/07...................       10          8,050
    Dollar Financial Group, Inc. Sr.
      Notes
      10.875%, 11/15/06.................       15         15,169


                                            PAR
                                           (000)       VALUE
                                          -------   ------------
    DTI Holdings, Inc. Sr. Disc. Notes
      [STEP]
      11.92%, 3/01/08...................  $   120   $     30,600
    First Financial Caribbean Corp. Sr.
      Notes
      7.84%, 10/10/06...................      200        218,750
    Firstar Bank Milwaukee Corp. Sr.
      Notes
      6.25%, 12/01/02...................      190        197,838
    Fleet Financial Group Sub. Debs.
      6.875%, 01/15/28..................       40         42,350
    Ford Motor Credit Co. Sr. Notes
      7.00%, 09/25/01...................      600        624,750
    FRD Acquisition Sr. Notes Cl-B
      12.50%, 07/15/04..................       10         10,200
    General Motors Acceptance Corp.
      Notes
      5.80%, 04/09/01...................      865        871,488
    Imperial Credit Capital Trust I Cl-B
      10.25%, 06/14/02..................       20         15,209
    Imperial Credit Industries, Inc. Sr.
      Notes
      9.875%, 01/15/07..................       20         15,550
    Lehman Brothers Holdings, Inc. Notes
      6.50%, 10/01/02...................      550        550,000
    Merrill Lynch & Co., Inc. Notes Cl-B
      6.13%, 04/07/03...................    1,850      1,887,000
    Nationwide Credit, Inc. Sr. Notes
      10.25%, 01/15/08..................       10          8,325
    Netia Holdings Co. Co. Guarantee
      Notes Cl-B
      10.25%, 11/01/07..................       10          8,800
    Ocwen Capital Corp. Trust I Notes
      10.875%, 08/01/27.................       10          8,300
    Paine Webber Group, Inc. Sr. Notes
      6.55%, 04/15/08...................      790        792,963
    Pindo Deli Financial Mauritius Co.
      Co. Guarantee Notes
      10.75%, 10/01/07..................       25         13,375
    PX Escrow Corp. Sr. Disc. Notes
      [STEP]
      9.625%, 02/01/06..................       10          5,538
    Salomon, Inc. Sr. Notes
      7.30%, 05/15/02...................      465        487,311
    The Money Store, Inc. Notes
      8.05%, 04/15/02...................      235        253,506
    TIG Holdings, Inc. Notes
      8.125%, 04/15/05..................      450        496,688
    Tjiwi Kimia Financial Mauritius Ltd.
      Sr. Notes
      10.00%, 08/01/04..................       25         13,375
    Toyota Motor Credit Corp. Notes
      5.625%, 11/13/03..................      360        364,050
    Webster Capital Corp. Trust I Notes
      144A
      9.36%, 01/29/27...................       10         11,175
                                                    ------------
                                                       9,981,848
                                                    ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
FOOD -- 0.0%
    Ameriserv Food Distributor, Inc.
      Co. Guarantee Sr. Sub. Notes
      8.875%, 10/15/06.................  $    20   $     19,000
      10.125%, 07/15/07................        5          4,550
    Aurora Foods, Inc. Sr. Sub. Notes
      Cl-B
      9.875%, 02/15/07.................       10         10,900
    Aurora Foods, Inc. Sr. Sub. Notes
      Cl-D
      9.875%, 02/15/07.................       20         21,800
    Fleming Companies, Inc. Notes Cl-B
      10.50%, 12/01/04.................       20         19,100
                                                   ------------
                                                         75,350
                                                   ------------
FURNITURE -- 0.0%
    Sealy Mattress Co. Sr. Disc. Notes
      Cl-B [STEP]
      10.875%, 12/15/07................       15          9,000
                                                   ------------
HEALTHCARE SERVICES -- 0.2%
    Extendicare Health Services Sr.
      Sub. Notes
      9.35%, 12/15/07..................       25         23,000
    Global Health Sciences Co. Co.
      Guarantee Notes
      11.00%, 05/01/08.................       20         13,000
    Healthsouth Corp. Sub. Debs. [CVT]
      3.25%, 04/01/03..................       10          8,538
    Hudson Respiratory Care, Inc. Sr.
      Sub. Notes
      9.125%, 04/15/08.................       20         16,400
    Integrated Health Services, Inc.
      Sr. Sub. Notes Cl-A
      9.25%, 01/15/08..................       15         14,288
    Magellan Health Services, Inc. Sr.
      Sub. Notes
      9.00%, 02/15/08..................       30         26,850
    Manor Care, Inc. Sr. Notes
      7.50%, 06/15/06..................      305        328,638
    Mariner Post-Accute Network, Inc.
      Sr. Sub. Disc. Notes
      9.50%, 11/01/07..................       50         40,500
    Mariner Post-Accute Network, Inc.
      Sr. Sub. Notes Cl-B [STEP]
      10.565%, 11/01/07................       10          5,413
    Multicare Co. Sr. Sub. Notes
      9.00%, 08/01/07..................       50         47,500
    Paracelsus Healthcare Corp. Sr.
      Sub. Notes
      10.00%, 08/15/06.................       40         36,800
    Sun Healthcare Group, Inc. Sr. Sub.
      Notes
      9.50%, 07/01/07..................       40         32,400
    Tenet Healthcare Corp. Sr. Notes
      144A
      7.625%, 06/01/08.................       10         10,238
    Tenet Healthcare Corp. Sr. Sub.
      Notes 144A
      8.125%, 12/01/08.................       20         20,725
                                                   ------------
                                                        624,290
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
HOTELS & MOTELS -- 0.0%
    Cendant Corp. Notes
      7.75%, 12/01/00..................  $    20   $     20,125
    Epic Resorts LLC Capital Co. Co.
      Guarantee Notes
      13.00%, 06/15/05.................       10          9,688
    Host Marriott Travel Plaza Corp.
      Sr. Notes Cl-B
      9.50%, 05/15/05..................       40         41,900
    Prime Hospitality Corp. Sr. Sub.
      Notes
      9.75%, 04/01/07..................       35         35,350
    Sun International Hotels Co.
      Co. Guarantee Notes
      8.625%, 12/15/07.................       50         51,813
                                                   ------------
                                                        158,876
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Carter Holdings, Inc. Sr. Sub.
      Notes
      12.00%, 10/01/08.................       20         21,500
    Continental Global Group, Inc. Sr.
      Notes Cl-B
      11.00%, 04/01/07.................       25         22,031
    GS Superhighway Holdings Sr. Notes
      9.875%, 08/15/04.................       30         15,488
    Paragon Corp. Holdings, Inc. Co.
      Guarantee Notes Cl-B
      9.625%, 04/01/08.................       10          8,400
                                                   ------------
                                                         67,419
                                                   ------------
INSURANCE -- 0.2%
    Provident Companies, Inc. Notes
      7.405%, 03/15/2038...............      660        649,275
                                                   ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hertz Corp. Notes
      7.00%, 01/15/28..................      615        625,763
    Johnstown America Industries, Inc.
      Sr. Sub. Notes Cl-C
      11.75%, 08/15/05.................       15         15,825
    Morris Materials Handling Sr. Notes
      9.50%, 04/01/08..................       20         14,600
    Motors and Gears, Inc. Sr. Notes
      Cl-D
      10.75%, 11/15/06.................       35         36,881
                                                   ------------
                                                        693,069
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    CONMED Corp. Co. Guarantee Sr. Sub.
      Notes
      9.00%, 03/15/08..................       20         19,475
    Fresenius Medical Capital Trust I
      Co. Guarantee Notes
      9.00%, 12/01/06..................       20         21,050
    Graphic Controls Corp. Sr. Sub.
      Notes Cl-A
      12.00%, 09/15/05.................       35         40,338
    Kinetic Concepts, Inc. Sr. Sub.
      Notes Cl-B
      9.625%, 11/01/07.................       10          9,863

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    MEDIQ, Inc. Debs. [STEP]
      13.00%, 06/01/09.................  $    10   $      4,500
    MEDIQ, Inc. PRN Life Support Co.
      Sr. Notes
      11.00%, 06/01/08.................       20         19,000
    Medpartners, Inc. Sr. Notes
      7.375%, 10/01/06.................       50         40,500
    Merck & Co., Inc. Debs.
      5.95%, 12/01/28..................      370        372,775
                                                   ------------
                                                        527,501
                                                   ------------
METALS & MINING -- 0.0%
    AK Steel Corp. Sr. Notes
      9.125%, 12/15/06.................       30         31,350
    Ameristeel Corp. Co. Guarantee
      Notes Cl-B
      8.75%, 04/15/08..................       20         19,400
    Anker Coal Group, Inc. Sr. Notes
      Cl-B
      9.75%, 10/01/07..................       10          5,500
    Kaiser Aluminum & Chemical Corp.
      Sr. Sub. Notes
      12.75%, 02/01/03.................       10          9,925
    Lodestar Holdings, Inc. Sr. Notes
      11.50%, 05/15/05.................       10          7,750
    Weirton Steel Corp. Sr. Notes
      11.375%, 07/01/04................       20         17,800
    WHX Corp. Sr. Notes
      10.50%, 04/15/05.................       10          9,200
                                                   ------------
                                                        100,925
                                                   ------------
OFFICE EQUIPMENT -- 0.2%
    United Stationers Supply Co.
      Sr. Sub. Notes
      12.75%, 05/01/05.................        3          3,345
    Xerox Corp. Notes
      5.50%, 11/15/03..................      770        771,925
                                                   ------------
                                                        775,270
                                                   ------------
OIL & GAS -- 0.4%
    Abraxas Petroleum Corp. Co.
      Guarantee Notes Cl-D
      11.50%, 11/01/04.................       25         19,250
    Chesapeake Energy Corp. Sr. Notes
      Cl-B
      9.625%, 05/01/05.................       30         23,550
    Coastal Corp. Notes
      6.95%, 06/01/28..................      520        505,700
    Dailey International, Inc. Co.
      Guarantee Notes Cl-B
      9.50%, 02/15/08..................       10          4,500
    Eagle Geophysical, Inc. Sr. Notes
      10.75%, 07/15/08.................       10          8,400
    Flores & Rucks, Inc. Sr. Sub. Notes
      9.75%, 10/01/06..................       10         10,350
    Gothic Production Corp. Co.
      Guarantee Notes Cl-B
      11.125%, 05/01/05................       10          7,800
    Gulf Canada Resources, Inc. Sr.
      Notes
      8.375%, 11/15/05.................       10         10,150

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Michael Petroleum Corp. Sr. Notes
      Cl-B
      11.50%, 04/01/05.................  $    10   $      7,000
    Northern Offshore ASA Co. Guarantee
      Notes 144A
      10.00%, 05/15/05.................       20         10,000
    Ocean Energy, Inc. Co. Guarantee
      Notes Cl-B
      8.375%, 07/01/08.................       30         28,500
    Panaco, Inc. Sr. Notes
      10.625%, 10/01/04................       10          7,600
    Panda Global Energy Co. Sr. Notes
      12.50%, 04/15/04.................       10          3,800
    Petro-Canada Debs.
      7.00%, 11/15/28..................      375        375,938
    Petroleum Geo-Services Notes
      7.50%, 03/31/07..................      175        183,750
    Pogo Producing Co. Sr. Sub. Notes
      Cl-B
      8.75%, 05/15/07..................        5          4,700
    Snyder Oil Corp. Sr. Sub. Notes
      8.75%, 06/15/07..................       15         14,625
    Statoil Notes 144A
      6.50%, 12/01/28..................      325        319,313
    Transamerican Refining Corp. Units
      144A
      16.00%, 06/30/03.................       20          8,400
    Transtexas Gas Corp. Sr. Sub. Notes
      Cl-D
      13.75%, 12/31/01.................       75         60,750
                                                   ------------
                                                      1,614,076
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Republic Group, Inc. Sr. Sub Notes
      9.50%, 07/15/08..................       10          9,775
                                                   ------------
PHARMACEUTICALS -- 0.2%
    Fresenius Medical Capital Trust II
      Co. Guarantee Notes
      7.875%, 02/01/08.................       50         49,625
    ICN Pharmaceuticals, Inc. Sr. Notes
      Cl-B
      9.25%, 08/15/05..................       15         15,413
    Monsanto Co. Debs. 144A
      6.60%, 12/01/28..................      745        747,794
                                                   ------------
                                                        812,832
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    America Media Operation, Inc. Sr.
      Sub. Notes
      11.625%, 11/15/04................       40         41,000
    Day International Group, Inc. Sr.
      Sub. Notes
      9.50%, 03/15/08..................       25         24,563
    Garden State Newspapers, Inc. Sr.
      Sub. Notes Cl-B
      8.75%, 10/01/09..................       50         48,438

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Hollinger International Publishing
      Co. Co. Guarantee Sr. Sub. Notes
      9.25%, 03/15/07..................  $    50   $     53,000
    Von Hoffman Press, Inc. Sr. Sub.
      Notes 144A
      10.375%, 05/15/07................       10         10,300
                                                   ------------
                                                        177,301
                                                   ------------
RAILROADS -- 0.2%
    CSX Corp. Notes
      7.95%, 05/01/27..................      260        294,775
    Norfolk Southern Corp. Notes
      7.05%, 05/01/37..................      300        327,375
    TFM SA de CV Co. Guarantee Notes
      10.25%, 06/15/07.................       10          8,400
    Transportacion Maritima Mexicana SA
      de CV Co. Guarantee Notes [STEP]
      11.784%, 06/15/09................       50         27,000
                                                   ------------
                                                        657,550
                                                   ------------
REAL ESTATE -- 0.2%
    Cathay International Ltd. Sr. Notes
      144A
      13.00%, 04/15/08.................       30         11,025
    D.R. Horton, Inc. Co. Guarantee
      Notes
      10.00%, 04/15/06.................       15         15,900
    EOP Operating L.P. Notes
      6.763%, 06/15/07.................      530        522,077
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-B
      7.875%, 08/01/08.................       50         48,813
                                                   ------------
                                                        597,815
                                                   ------------
RESTAURANTS -- 0.0%
    Tricon Global Restaurants, Inc. Sr.
      Notes
      7.45%, 05/15/05..................       10         10,475
                                                   ------------
RETAIL & MERCHANDISING -- 0.4%
    CEX Holdings, Inc. Sr. Sub. Notes
      9.625%, 06/01/08.................       20         18,300
    Eye Care Centers of America, Inc.
      Sr. Sub. Notes 144A
      9.125%, 05/01/08.................       10          9,625
    Federated Department Stores, Inc.
      Sr. Notes
      8.50%, 06/15/03..................      720        791,100
    Meyer, (Fred), Inc.
      Co. Guarantee Sub. Notes
      7.45%, 03/01/08..................       20         21,650
    RAB Enterprises, Inc. Sr. Notes
      144A
      10.50%, 05/01/05.................       30         24,000
    Sears Roebuck Acceptance Corp.
      Notes
      6.50%, 12/01/28..................      375        371,250
    Southland Corp. Sr. Sub. Debs. Cl-A
      4.50%, 06/15/04..................       95         76,950

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Specialty Retailers, Inc. Co.
      Guarantee Notes Cl-B
      8.50%, 07/15/05..................  $    10   $      9,000
    Tyco International Group SA Co.
      Guarantee Notes
      6.25%, 06/15/99..................      235        239,700
    Zale Corp. Sr. Notes Cl-B
      8.50%, 10/01/07..................       20         19,450
                                                   ------------
                                                      1,581,025
                                                   ------------
SEMICONDUCTORS -- 0.0%
    Derlan Manufacturing Ltd. Sr. Notes
      10.00%, 01/15/07.................       25         20,000
    Fairchild Semiconductor Corp. Sr.
      Sub. Notes
      10.125%, 03/15/07................       55         55,000
    Zilog, Inc. Co. Guarantee Notes
      Cl-B
      9.50%, 03/01/05..................       30         24,150
                                                   ------------
                                                         99,150
                                                   ------------
TELECOMMUNICATIONS -- 1.6%
    Adelphia Communications Corp. Sr.
      Notes 144A
      8.375%, 02/01/08.................       40         41,500
    Adelphia Communications Corp. Sr.
      Notes Cl-B
      10.25%, 07/15/00.................       10         10,325
    Airtouch Communications Notes
      6.65%, 05/01/08..................      405        430,313
    Allbritton Communications Corp. Sr.
      Sub. Notes Cl-B
      8.875%, 02/01/08.................       50         50,750
    Allegiance Telecom, Inc. Sr. Disc.
      Notes Cl-B [STEP]
      12.691%, 02/15/08................       60         28,200
    Allegiance Telecom, Inc. Sr. Notes
      12.875%, 05/15/08................       10         10,000
    Benedek Communications Corp. Sr.
      Disc. Notes [STEP]
      14.474%, 05/15/06................       75         54,750
    Bestel SA Units [STEP] 144A
      12.75%, 05/15/05.................       20         11,000
    Birch Telecom, Inc. Units 144A
      14.00%, 06/15/08.................       10          9,200
    BTI Telecom. Corp. Sr. Notes
      10.50%, 09/15/07.................       80         65,600
    Call-Net Enterprises, Inc. Sr.
      Disc. Notes [STEP]
      8.94%, 08/15/08..................       10          5,850
    Caprock Communications Corp. Sr.
      Notes
      12.00%, 07/15/08.................       10          9,500
    Centennial Cellular Corp. Sr. Notes
      8.875%, 11/01/01.................       25         26,250
    Century Communications Corp. Sr.
      Notes
      9.50%, 03/01/05..................       45         50,175

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Charter Communications Southeast
      Holdings Capital Corp. Disc.
      Notes Cl-B [STEP]
      11.322%, 03/15/07................  $    10   $      8,425
    Colt Telecom Group PLC Sr. Disc.
      Notes [STEP]
      9.356%, 12/15/06.................       50         41,625
    Comcast Cellular Holdings Corp. Sr.
      Notes Cl-B
      9.50%, 05/01/07..................       85         90,738
    Comcast U.K. Cable Corp. Sr. Sub.
      Debs.
      9.50%, 01/15/08..................       75         79,500
    CSC Holdings, Inc. Sr. Notes
      7.875%, 12/15/07.................       25         26,438
      7.25%, 07/15/08..................       20         20,350
    CTI Holdings SA Sr. Notes [STEP]
      11.50%, 04/15/08.................       10          4,375
    Diamond Cable Communications PLC
      Sr. Disc. Notes [STEP]
      10.58%, 12/15/05.................      100         83,250
    Dobson Communications Corp. Sr.
      Notes
      11.75%, 04/15/07.................       40         41,200
    Dobson Wireline Co. Sr. Notes
      12.25%, 06/15/08.................       20         18,450
    e.spire Communications, Inc. Sr.
      Notes
      13.75%, 07/15/07.................       15         15,600
    Econophone, Inc. Sr. Disc. Notes
      [STEP]
      11.197%, 02/15/08................       50         24,000
    Esprit Telecom Group PLC Sr. Notes
      11.50%, 12/15/07.................       10         10,313
    Facilicom International, Inc. Sr.
      Notes
      10.50%, 01/15/08.................       10          8,200
    Flag Ltd. Sr. Notes
      8.25%, 01/30/08..................       50         49,375
    Focal Communications Corp. Sr.
      Disc. Notes Cl-B [STEP]
      11.258%, 02/15/08................       40         21,000
    Global Crossing Holdings Ltd. Co.
      Guarantee Notes
      9.625%, 05/15/08.................       90         95,625
    Globo Communicacoes Participacoes
      SA Sr. Notes 144A
      10.625%, 12/05/08................       10          6,400
    Granite Broadcasting Corp. Sr. Sub.
      Notes
      8.875%, 05/15/08.................       10          9,450
    ICG Services, Inc. Sr. Disc. Notes
      [STEP]
      10.164%, 05/01/08................      170         91,800
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.60%, 06/01/08..................       50         49,250
    International CableTel, Inc. Sr.
      Notes Cl-B [STEP]
      11.56%, 02/01/06.................       65         52,325

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    IPC Information Systems, Inc.
      Notes [STEP]
      10.207%, 05/01/08................  $    40   $     25,200
    ITC Deltacom, Inc. Sr. Notes
      11.00%, 06/01/07.................       19         20,306
    IXC Communications, Inc. Sr. Sub.
      Notes
      9.00%, 04/15/08..................       20         19,850
    Jacor Communications, Inc. Notes
      [CVT, ZCB]
      1.003%, 06/12/11.................       20         17,475
    Jones Intercable, Inc. Sr. Sub.
      Debs.
      10.50%, 03/01/08.................       25         27,594
    Kitty Hawk, Inc. Co. Guarantee
      Notes
      9.95%, 11/15/04..................       10          9,800
    KMC Telecom Holdings, Inc. Sr.
      Disc. Notes [STEP]
      11.596%, 02/15/08................       45         21,713
    Knology Holdings, Inc. Sr. Disc.
      Notes [STEP]
      12.895%, 10/15/07................       55         25,781
    L-3 Communications Corp. Sr. Sub.
      Notes Cl-B
      10.375%, 05/01/07................       20         22,000
    LCI International, Inc. Sr. Notes
      7.25%, 06/15/07..................      470        484,100
    Level 3 Communications, Inc. Sr.
      Notes
      9.125%, 05/01/08.................       80         79,600
    Long Distance International, Inc.
      Sr. Notes 144A
      12.25%, 04/15/08.................       20         16,400
    Marcus Cable Operating Co. Sr.
      Disc. Notes [STEP]
      11.281%, 08/01/04................       50         50,063
    McCaw International Ltd. Sr. Disc.
      Notes [STEP]
      13.00%, 04/15/07.................       10          5,500
    Metrocall, Inc. Sr. Sub. Notes 144A
      11.00%, 09/15/08.................       20         20,150
    Metromedia Fiber Network, Inc. Sr.
      Notes 144A
      10.00%, 11/15/08.................       40         41,450
    MetroNet Communications Corp. Sr.
      Disc. Notes [STEP]
      10.75%, 11/01/07.................       10          6,100
      9.959%, 06/15/08.................       40         24,700
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................       25         27,875
    MetroNet Escrow Corp. Sr. Notes
      144A
      10.625%, 11/01/08................       40         42,800
    Millicom International Cellular,
      Inc. Sr. Disc. Notes [STEP]
      11.037%, 06/01/06................       80         59,200
    MJD Communications, Inc.
      9.778%, 05/01/99.................       10          9,800
    Motorola, Inc. Debs.
      6.50%, 11/15/28..................      840        849,450

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Nextel Communications, Inc. Sr.
      Disc. Notes [STEP]
      9.95%, 08/15/04..................  $   205   $    199,106
      13.85%, 02/15/08.................       10          6,025
    Nextel Communications, Inc. Sr.
      Notes 144A
      12.00%, 11/01/08.................       40         44,400
    Northeast Optic Network Sr. Notes
      12.75%, 08/15/08.................       20         19,725
    NTL, Inc. Sr. Notes
      9.77%, 04/01/08 [STEP]...........       70         42,700
      11.50%, 10/01/08 144A............       20         21,850
    Onepoint Communications Corp. Sr.
      Notes 144A
      14.50%, 06/01/08.................       10          5,400
    Orbital Imaging Corp. Sr. Notes
      Cl-B
      11.625%, 03/01/05................       20         19,900
    Pathnet, Inc. Sr. Notes
      12.25%, 04/15/08.................       30         21,000
    Pegasus Communications Corp. Sr.
      Notes 144A
      9.75%, 12/01/06..................       10         10,038
    Primus Telecommunications Group,
      Inc. Sr. Notes
      9.875%, 05/15/08.................       10          9,400
    PSINet, Inc. Sr. Notes 144A
      11.50%, 11/01/08.................       30         31,200
    PSINet, Inc. Sr. Notes Cl-B
      10.00%, 02/15/05.................       10          9,900
    Qwest Communications International,
      Inc. Sr. Disc. Notes [STEP]
      9.47%, 10/15/07..................       20         15,600
    Qwest Communications International,
      Inc. Sr. Disc. Notes Cl-B [STEP]
      7.268%, 02/01/08.................       50         37,625
    Radio One, Inc. Notes
      7.00%, 05/15/04..................       10          9,850
    RCN Corp. Sr. Disc. Notes [STEP]
      11.125%, 10/15/07................       30         17,550
    Rhythms NetConnections, Inc. Sr.
      Notes Cl-B [STEP]
      6.777%, 05/15/08.................       40         18,000
    Rogers Cablesystems of America,
      Inc. Sr. Notes Cl-B
      10.00%, 03/15/05.................       10         11,263
    RSL Communications PLC Co.
      Guarantee Notes
      9.125%, 03/01/08.................       10          9,375
      10.125%, 03/01/08 [STEP].........       20         11,350
    RSL Communications PLC Sr. Notes
      144A
      10.50%, 11/15/08.................       10          9,725
    Satelites Mexicanos SA Sr. Notes
      Cl-B
      10.125%, 11/01/04................       15         12,000
    Sprint Capital Corp.
      Co. Guarantee Notes
      6.125%, 11/15/08.................      245        250,819
      6.875%, 11/15/28.................      450        470,250

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Sprint Spectrum L.P. Sr. Disc.
      Notes [STEP]
      9.639%, 08/15/06.................  $    20   $     18,200
    Sprint Spectrum L.P. Sr. Notes
      11.00%, 08/15/06.................       10         11,600
    Startec Global Communications Sr.
      Notes
      12.00%, 05/15/08.................       20         17,175
    TCI Communications, Inc. Sr. Notes
      8.65%, 09/15/04..................      560        646,800
    Telecommunications Techniques Co.
      Co. Guarantee Notes
      9.75%, 05/15/08..................       10          9,738
    Telehub Communication Corp. Units
      [STEP] 144A
      13.882%, 07/31/05................       10          5,675
    Telesystem International Wireless,
      Inc. Sr. Disc. Notes Cl-C [STEP]
      10.50%, 11/01/07.................       10          3,750
    TeleWest Communications PLC Sr.
      Notes 144A
      11.25%, 11/01/08.................       10         11,225
    Time Warner Telecom LLC Sr. Notes
      9.75%, 07/15/08..................      100        105,000
    Transtel SA Sr. Notes 144A
      12.50%, 11/01/07.................       15          8,325
    U.S. West Communications Notes
      5.625%, 11/15/08.................      200        202,250
    United International Holdings, Inc.
      Sr. Disc. Notes Cl-B [STEP]
      10.775%, 02/15/08................       20         10,800
    US Xchange LLC Sr. Notes
      15.00%, 07/01/08.................       10         10,400
    Versatel Telecom BV Sr. Notes
      13.25%, 05/15/08.................       20         19,850
    Versatel Telecom BV Units 144A
      13.25%, 05/15/08.................       10          9,925
    WinStar Communications, Inc. Sr.
      Sub. Notes [STEP]
      15.00%, 03/01/07.................       75         81,000
    WorldCom, Inc. Sr. Notes
      6.125%, 08/15/01.................      530        538,613
                                                   ------------
                                                      6,582,386
                                                   ------------
TRANSPORTATION -- 0.0%
    MC Shipping, Inc. Sr. Notes
      11.25%, 03/01/08.................       10          6,800
    Navistar International Corp.
      Sr. Notes C1-B
      7.00%, 02/01/03..................       50         50,188
    Navistar International Corp. Sr.
      Sub. Notes Cl-B
      8.00%, 02/01/08..................       50         50,938
                                                   ------------
                                                        107,926
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
UTILITIES -- 0.9%
    AES China Generating Co. Ltd. Sr.
      Notes
      10.125%, 12/15/06................  $    10   $      7,250
    American Eco Corp. Co. Guarantee
      Notes Cl-B
      9.625%, 05/15/08.................       30         20,250
    Arizona Public Service Co. Sr.
      Notes
      6.75%, 11/15/06..................      415        440,419
    Baltimore Gas & Electric Co. Medium
      Term Notes
      6.90%, 02/01/05..................      705        760,519
    Calpine Corp. Sr. Notes
      7.875%, 04/02/08.................       20         20,150
    Cleveland Electric Illuminating Co.
      First Mtge. Cl-B
      9.50%, 05/15/05..................       25         27,594
    Cleveland Electric Illumination Co.
      Notes
      6.86%, 10/01/08..................       30         29,703
    Coho Energy, Inc. Sr. Sub. Notes
      8.875%, 10/15/07.................       10          8,400
    Columbia Gas Systems, Inc. Debs.
      6.61%, 11/28/02..................      480        501,000
    Connecticut Light & Power Co. First
      Mtge.
      7.875%, 06/01/01.................       40         41,800
    El Paso Electric Co. First Mtge.
      Cl-E
      9.40%, 05/01/11..................       10         11,613
    K N Energy, Inc. Debs
      6.80%, 03/01/08..................      100        101,750
    K N Energy, Inc. Sr. Notes
      6.45%, 03/01/03..................      350        351,313
    Niagara Mohawk Power Corp. Notes
      9.95%, 06/01/00..................       50         52,474
      7.375%, 07/01/03.................       10         10,238
    Niagara Mohawk Power Corp. Sr.
      Notes Cl-F
      7.625%, 10/01/05.................       10         10,500
    Niagara Mohawk Power Corp. Sr.
      Notes Cl-G
      7.75%, 10/01/08..................       50         54,250
    Northeast Utilities System Notes
      8.38%, 03/01/05..................       27         27,200
      8.58%, 12/01/06..................        8          8,490
    Ram Energy, Inc. Sr. Notes
      11.50%, 02/15/08.................       10          6,600
    Southern California Edison Co.
      Notes
      5.875%, 01/15/01.................    1,000      1,013,750

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Transamerican Energy Corp. Sr.
      Disc. Notes Cl-B
      11.50%, 06/15/02.................  $    70   $     26,600
      13.00%, 06/15/02 [STEP]..........      200         68,000
    York Power Funding Co. Co.
      Guarantee Notes 144A
      12.00%, 10/30/07.................       20         20,400
                                                   ------------
                                                      3,620,263
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $44,865,996)...................              45,206,835
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
    Federal Home Loan Bank
      4.78%, 01/22/99..................    7,000      6,980,637
                                                   ------------
    Federal Home Loan Mortgage Corp.
      5.04%, 01/22/99..................    5,000      4,986,141
      6.00%, 08/15/28..................      220        221,168
      7.50%, 04/01/28..................      284        291,437
      9.50%, 05/01/05..................      271        286,947
                                                   ------------
                                                      5,785,693
                                                   ------------
    Federal National Mortgage Assoc.
      5.50%, 02/01/11-05/01/11.........    1,349      1,331,733
      5.75%, 04/15/03..................    1,775      1,825,578
      6.00%, 05/15/08-10/01/13.........    3,616      3,719,533
      6.50%, 09/01/10-11/01/28.........    3,850      3,891,505
      7.00%, 08/01/07-08/01/13.........      625        640,008
      8.50%, 10/15/08..................      708        751,963
                                                   ------------
                                                     12,160,320
                                                   ------------
    Government National Mortgage Assoc.
      6.50%, 04/15/28..................      518        523,438
      7.00%, 11/15/23-09/15/28.........    2,049      2,097,990
      8.00%, 01/15/29 [TBA]............    2,525      2,625,211
      10.00%, 06/15/13.................      362        395,848
                                                   ------------
                                                      5,642,487
                                                   ------------
    (Cost $30,301,823).................              30,569,137
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 8.3%
    U.S. Treasury Bills
      4.32%, 03/04/99#.................    1,750      1,737,438
                                                   ------------
    U.S. Treasury Bonds
      6.375%, 08/15/27#................    8,240      9,456,271
      6.125%, 11/15/27.................    1,645      1,839,090
      5.50%, 08/15/28..................      220        230,588
      5.25%, 11/15/28..................      610        624,860
                                                   ------------
                                                     12,150,809
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    U.S. Treasury Notes
      4.50%, 09/30/00..................  $ 5,445   $  5,437,462
      4.625%, 11/30/00.................    2,445      2,447,326
      5.50%, 05/31/03#.................    1,480      1,528,317
      5.25%, 08/15/03..................    5,325      5,462,700
      4.25%, 11/15/03..................    2,300      2,271,082
      5.625%, 05/15/08.................    2,400      2,562,681
      4.75%, 11/15/08..................      455        458,542
                                                   ------------
                                                     20,168,110
                                                   ------------
    (Cost $33,267,496).................              34,056,357
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
    Advanta Mtge. Loan Trust Series
      1997-2 Cl-A2
      7.05%, 05/25/21..................      805        825,382
    Advanta Mtge. Loan Trust Series
      1997-3 Cl-A3
      6.69%, 04/25/17..................      655        672,020
    Amresco Commercial Mtge. Funding I
      Series 1997-C1 Cl-A1
      6.73%, 06/17/29..................      625        648,072
    Amresco Residential Securities
      Mtge. Loan Trust Series 1997-3
      Cl-A3
      6.60%, 01/25/18..................      440        441,155
    Capita Equipment Receivables Trust
      Series 1996-1 Cl-A4
      6.28%, 06/15/00..................      600        603,278
    Commercial Mtge. Acceptance Corp.
      Series 1997-ML1 Cl-A2
      6.53%, 12/15/30..................      255        265,370
    Commercial Mtge. Acceptance Corp.
      Series 1997-ML1 Cl-A3
      6.57%, 10/15/07..................      700        732,904
    Commercial Mtge. Acceptance Corp.
      Series 1998-C2 Cl-A1
      5.80%, 09/01/30..................      557        554,877
    Federal National Mtge. Assoc. REMIC
      Series 1989-71 Cl-J
      8.50%, 10/25/19..................      880        930,853
    Federal National Mtge. Assoc. REMIC
      Series 1993-240 Cl-B
      6.25%, 12/25/13..................      445        447,983
    Federal National Mtge. Assoc. REMIC
      Series 1997-61 Cl-ZC
      7.00%, 02/25/23..................      340        336,512
    First Union-Lehman Bros. Commercial
      Mtge. Series 1997-C2 Cl-A3
      6.65%, 06/18/08..................      210        219,480
    First Union-Lehman Bros. Commercial
      Mtge. Series 1998-C2 Cl-A1
      6.28%, 06/18/07..................      670        686,192
    General Motors Acceptance Corp.
      Commercial Mtge. Securities, Inc.
      Series 1998-C2 Cl-A1
      6.15%, 05/15/31..................      295        299,646

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    General Motors Acceptance Corp.
      Commercial Mtge. Securities, Inc.
      Series 1998-C2 Cl-A2
      6.42%, 08/15/08..................  $   380   $    394,382
    General Motors Acceptance Corp.
      Global Commercial Mtge.
      Securities, Inc.
      5.75%, 11/10/03..................      370        372,871
    Green Tree Financial Corp. Series
      1997-2 Cl-A6
      7.24%, 03/15/25..................      635        654,809
    Green Tree Financial Corp. Series
      1997-3 Cl-A4
      6.93%, 07/15/28..................    1,095      1,130,933
    Green Tree Financial Corp. Series
      1998-2 Cl-A5
      6.24%, 03/18/28..................    1,035      1,054,840
    Green Tree Recreational, Equipment
      & Consumer Trust Series 1997-B
      Cl-A1
      6.55%, 07/15/28..................      908        922,016
    Green Tree Recreational, Equipment
      & Consumer Trust Series 1998-A
      Cl-A1C
      6.18%, 06/15/19..................      819        834,449
    Independent National Mtge. Corp.
      Series 1994-V Cl-A1
      8.249%, 12/25/24.................      211        217,014
    Merrill Lynch Mtge. Investors, Inc.
      Series 1997-C2 Cl-A2
      6.54%, 12/10/29..................    1,160      1,213,331
    Merrill Lynch Mtge. Investors, Inc.
      Series 1998-C2 Cl-A1
      6.22%, 02/15/30..................      842        858,241
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2 144A
      7.227%, 01/16/06.................      655        695,733
    Mortgage Capital Funding, Inc.
      Series 1998-MC1 Cl-A2
      6.663%, 01/18/08.................      215        226,415
    PNC Mtge. Securities Corp. Series
      1997-6 Cl-A2
      6.60%, 01/01/00..................      337        339,020
    Provident Bank Home Equity Loan
      Trust Series 1997-4 Cl-A3
      6.91%, 01/25/29..................      455        468,812
    Securitized Asset Sales, Inc.
      Series 1993-J Cl-2B
      6.808%, 11/28/23.................      958        940,628
                                                   ------------
    (Cost $17,590,612).................              17,987,218
                                                   ------------
FOREIGN BONDS -- 0.1%
CANADA -- 0.1%
    Quebec Province Debs.
      7.00%, 01/30/07..................      405        438,413

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
NETHERLANDS -- 0.0%
    Asia Pulp & Paper Finance II
      Mauritius Ltd.
      12.00%, 12/29/49.................  $    45   $     24,693
                                                   ------------
TOTAL FOREIGN BONDS (Cost $470,687)....                 463,106
                                                   ------------
COMMERCIAL PAPER -- 4.1%
    Falcon Asset Securitization Corp.
      5.20%, 02/18/99..................    1,000        993,333
    GTE Funding, Inc.
      5.27%, 02/11/99..................    5,000      4,969,990
    Preferred Receivables Funding Corp.
      5.22%, 02/25/99..................    6,000      5,954,901
    Windmill Funding Corp.
      5.28%, 01/13/99..................    5,000      4,991,477
                                                   ------------
    (Cost $16,906,407).................              16,909,701
                                                   ------------
REPURCHASE AGREEMENTS -- 5.1%
    Merrill Lynch & Co., Inc., 4.80%,
      dated 12/31/98, maturing
      01/04/99, repurchase price
      $20,913,148 (Collateralized by
      U.S. Treasury Notes, par value
      $20,955,000, market value
      $21,397,151 due 06/30/00)
      (Cost $20,902,000)...............   20,902     20,902,000
                                                   ------------
TOTAL INVESTMENTS -- 99.1%
  (Cost $372,164,853)..................             405,688,416
OTHER ASSETS LESS
  LIABILITIES -- 0.9%..................               3,646,856
                                                   ------------
NET ASSETS -- 100.0%...................            $409,335,272
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          RECEIVE         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
01/99        Buy    CAD       80,976   $   52,675   $   52,722       $     47
03/99        Buy    GBP      409,000      692,149      678,748        (13,401)
03/99        Buy    JPY  120,000,000    1,051,363    1,074,345         22,982
                                        ----------   ----------      --------
                                       $1,796,187   $1,805,815       $  9,628
                                       ===========  ===========      ========

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          DELIVER         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
03/99        Sell   GBP      409,000   $  683,234   $  678,748      $   4,486
03/99        Sell   JPY  120,000,000      917,431    1,074,344       (156,913)
                                        ----------   ----------     ---------
                                       $1,600,665   $1,753,092      ($152,427)
                                       ===========  ===========     =========

# Securities with an aggregate market value of $3,866,068 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                         UNREALIZED
                            EXPIRATION    NUMBER OF     APPRECIATION
       DESCRIPTION            MONTH       CONTRACTS    (DEPRECIATION)
---------------------------------------------------------------------
ASX Index.................    03/99            1         $    1,145
CAC Index.................    01/99           (5)           (11,552)
DAX Index.................    03/99           (4)           (74,698)
FTSE 100 Index............    03/99          (43)          (135,278)
MIB30 Index...............    03/99           19            319,699
NIKKEI 225 SMX Index......    03/99          (23)            96,338
NASDAQ 100................    03/99           27            512,444
Russell 2000..............    03/99           18            196,800
S&P 500...................    03/99           39            408,941
U.S. Treasury 30 Year
 Bonds....................    03/99          219           (111,174)
                                                         ----------
                                                         $1,202,665
                                                         ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.0% of net assets.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 91.9%
ADVERTISING -- 0.9%
    Lamar Advertising Co. Co. Guarantee
      Sr. Sub. Notes
      9.625%, 12/01/06.................  $ 1,700  $  1,848,750
    Outdoor Systems, Inc. Co. Guarantee
      Notes
      9.375%, 10/15/06.................      500       542,500
    Outdoor Systems, Inc. Sr. Sub.
      Notes
      8.875%, 06/15/07.................    2,650     2,848,750
                                                  ------------
                                                     5,240,000
                                                  ------------
AIRLINES -- 0.4%
    Aviation Sales Co. Co. Guarantee
      Sr. Sub. Notes
      8.125%, 02/15/08.................    2,500     2,487,500
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Oshkosh Truck Corp. Co. Guarantee
      Notes
      8.75%, 03/01/08..................    7,500       753,750
                                                  ------------
AUTOMOTIVE PARTS -- 1.7%
    Accuride Corp. Sr. Sub. Notes Cl-B
      9.25%, 02/01/08..................    1,500     1,477,500
    Aftermarket Technology, Inc. Sr.
      Sub. Notes
      12.00%, 08/01/04.................    1,938     2,044,590
    HDA Parts System, Inc. Sr. Sub.
      Notes 144A
      12.00%, 08/01/05.................    1,200     1,086,000
    Lear Corp. Sub. Notes
      9.50%, 07/15/06..................    2,500     2,775,000
    Lear Seating Corp. Sub. Notes
      8.25%, 02/01/02..................      550       553,437
    Oxford Automotive, Inc. Co.
      Guarantee Notes
      10.125%, 06/15/07................    2,300     2,380,500
                                                  ------------
                                                    10,317,027
                                                  ------------
BROADCASTING -- 7.8%
    Acme Television Co. Co. Guarantee
      Notes Cl-B [STEP]
      10.992%, 09/30/04................    3,100     2,487,750
    Australis Media Ltd. Sr. Disc.
      Notes [STEP]
      29.55%, 05/15/03.................       11           160
    Australis Media Ltd. Units [STEP]
      15.706%, 05/15/03................      625         9,375
    Big City Radio, Inc. Co. Guarantee
      Sr. Disc. Notes [STEP]
      10.867%, 03/15/05................    2,950     1,961,750
    Capstar Broadcasting Corp. Sr. Sub.
      Notes
      9.25%, 07/01/07..................    1,400     1,463,000
    Chancellor Media Corp. Co.
      Guarantee Notes Cl-B
      10.50%, 01/15/07.................    1,700     1,895,500

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Chancellor Media Corp. LA Co.
      Guarantee Notes Cl-B
      8.75%, 06/15/07..................  $ 1,750  $  1,802,500
    Chancellor Media Corp. LA Sr. Sub.
      Notes Cl-B
      8.125%, 12/15/07.................    5,150     5,137,125
    Chancellor Media Corp. Sr. Notes
      144A
      8.00%, 11/01/08..................    4,000     4,100,000
    Chancellor Media Corp. Sr. Sub.
      Notes
      9.375%, 10/01/04.................    1,150     1,198,875
      9.00%, 10/01/08 144A.............    2,200     2,321,000
    Cumulus Media, Inc. Co. Guarantee
      Notes
      10.375%, 07/01/08................    1,850     1,970,250
    Diva Systems Corp. Sr. Disc. Notes
      [STEP] 144A
      11.896%, 03/01/08................    1,625       613,437
    Echostar Satellite Broadcasting Co.
      Sr. Disc. Notes [STEP]
      10.35%, 03/15/04.................    4,525     4,536,312
    Fox/Liberty Networks LLC Sr. Disc.
      Notes [STEP]
      9.534%, 08/15/07.................    5,550     3,857,250
    Fox/Liberty Networks LLC Sr. Notes
      8.875%, 08/15/07.................    1,625     1,657,500
    NWCG Holding Corp. Sr. Disc. Notes
      [ZCB]
      13.196%, 06/15/99................      300       292,779
    SFX Broadcasting, Inc. Sr. Sub.
      Notes Cl-B
      10.75%, 05/15/06.................      773       854,165
    Sinclair Broadcasting Group, Inc.
      Co. Guarantee Notes
      9.00%, 07/15/07..................    2,000     2,045,000
    Sinclair Broadcasting Group, Inc.
      Sr. Sub. Notes
      10.00%, 09/30/05.................    2,500     2,637,500
    Sinclair Broadcasting Group, Inc.
      Sr. Sub. Notes
      8.75%, 12/15/07..................    3,650     3,713,875
    Young Broadcasting, Inc. Sr. Sub.
      Notes
      10.125%, 02/15/05................    1,175     1,239,625
    Young Broadcasting, Inc. Sr. Sub.
      Notes Cl-B
      9.00%, 01/15/06..................      500       508,750
                                                  ------------
                                                    46,303,478
                                                  ------------
BUILDING MATERIALS -- 0.6%
    American Builders & Contractors
      Supply Co., Inc. Notes Cl-B
      10.625%, 05/15/07................    1,625     1,519,375
    Falcon Building Products, Inc. Co.
      Guarantee Notes Cl-B [STEP]
      9.868%, 06/15/07.................    2,500     1,487,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Falcon Building Products, Inc. Co.
      Guarantee Sr. Sub. Notes Cl-B
      9.50%, 06/15/07..................  $   350  $    313,250
                                                  ------------
                                                     3,320,125
                                                  ------------
BUSINESS SERVICES -- 1.2%
    Dialog Corp. PLC Sr. Sub. Notes
      Cl-A
      11.00%, 11/15/07.................    3,250     3,250,000
    Fisher Scientific International,
      Inc. Sr. Sub. Notes 144A
      9.00%, 02/01/08..................    1,850     1,850,000
    U.S. Office Products Co. Sr. Sub.
      Notes
      9.75%, 06/15/08..................    3,175     2,079,625
                                                  ------------
                                                     7,179,625
                                                  ------------
CABLE TELEVISION -- 8.8%
    CSC Holdings, Inc. Sr. Notes
      7.875%, 12/15/07.................    1,700     1,793,160
    CSC Holdings, Inc. Sr. Sub. Debs
      9.875%, 02/15/13.................      500       558,750
    CSC Holdings, Inc. Sr. Sub. Notes
      9.25%, 11/01/05..................    3,925     4,199,750
      9.875%, 05/15/06.................      300       331,500
    Charter Communications Southeast
      Holdings Capital Corp. Disc.
      Notes Cl-B [STEP]
      10.733%, 03/15/07................      900       805,500
    Charter Communications Southeast
      Holdings Capital Corp. Sr. Notes
      Cl-B
      11.25%, 03/15/06.................    1,150     1,290,875
    Comcast Corp. Sr. Sub. Debs
      9.375% 05/15/05..................    2,500     2,668,750
    Comcast U.K. Cable Corp. Debs.
      [STEP]
      10.997%, 11/15/07................    2,900     2,479,500
    Diamond Cable Communications PLC
      Sr. Disc. Notes [STEP]
      10.751%, 12/15/05................    4,000     3,330,000
    Diamond Holdings PLC Co. Guarantee
      Notes
      9.125%, 02/01/08.................    1,875     1,842,188
    Echostar DBS Corp. Co. Guarantee
      Notes
      12.50%, 07/01/02.................      850       986,000
    Lenfest Communications, Inc. Sr.
      Notes
      8.375%, 11/01/05.................    2,150     2,338,125
    Lenfest Communications, Inc. Sr.
      Sub. Notes
      8.25%, 02/15/08..................    2,275     2,383,063
    NTL, Inc. Sr. Notes [STEP]
      9.602%, 04/01/08.................    5,525     3,432,406
      11.412%, 10/01/08 144A...........    5,000     3,150,000
    Pegasus Communications Corp. Sr.
      Notes 144A
      9.75%, 12/01/06..................    1,500     1,511,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pegasus Communications Corp. Sr.
      Notes Cl-B
      9.625%, 10/15/05.................  $ 2,125  $  2,135,625
    Rogers Cablesystems of America,
      Inc. Sr. Notes
      10.00%, 12/01/07.................    1,350     1,518,750
      11.00% 12/01/15..................      750       881,250
    Rogers Cablesystems of America,
      Inc. Sr. Notes Cl-B
      10.00%, 03/15/05.................    3,050     3,431,250
    TeleWest Communications PLC Debs.
      [STEP]
      10.457%, 10/01/07................   10,125     8,505,000
    TeleWest Communications PLC Sr.
      Notes 144A
      11.25%, 11/01/08.................      525       589,313
    United International Holdings, Inc.
      Sr. Disc. Notes Cl-B [STEP]
      10.75%, 02/15/08.................    4,300     2,343,500
                                                  ------------
                                                    52,505,505
                                                  ------------
CAPITAL GOODS -- 0.6%
    Buckeye Cellulos Corp. Sr. Sub.
      Notes
      8.50%, 12/15/05..................    1,500     1,567,500
      9.25%, 09/15/08..................    1,750     1,841,875
                                                  ------------
                                                     3,409,375
                                                  ------------
CHEMICALS -- 2.5%
    Foamex Capital Corp. Sr. Sub. Notes
      13.50%, 08/15/05.................      500       530,000
    Huntsman Corp. Sr. Sub. Notes 144A
      9.50%, 07/01/07..................    2,400     2,400,000
    ISP Holdings, Inc. Sr. Notes Cl-B
      9.75%, 02/15/02..................    1,000     1,067,500
      9.00%, 10/15/03..................    2,225     2,364,062
    Polymer Group, Inc. Co. Guarantee
      Notes Cl-B
      9.00%, 07/01/07..................    4,725     4,701,375
      8.75%, 03/01/08..................    2,450     2,419,375
    Sterling Chemicals Holdings, Inc.
      Sr. Disc. Notes [STEP]
      11.611%, 08/15/08................    2,350       904,750
    Sterling Chemicals, Inc. Sr. Sub.
      Notes
      11.75%, 08/15/06.................      275       237,875
                                                  ------------
                                                    14,624,937
                                                  ------------
CLOTHING & APPAREL -- 1.4%
    Dyersburg Corp. Co. Guarantee Notes
      Cl-B
      9.75%, 09/01/07..................    1,725     1,552,500
    GFSI, Inc. Sr. Sub. Notes Cl-B
      9.625%, 03/01/07.................    1,050     1,002,750
    Hosiery Corp. of America, Inc. Sr.
      Sub. Notes
      13.75%, 08/01/02.................      400       412,000
    Pillowtex Corp. Co. Guarantee Notes
      Cl-B
      9.00%, 12/15/07..................    1,575     1,630,125

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pillowtex Corp. Sr. Sub. Notes
      10.00%, 11/15/06.................  $ 1,950  $  2,096,250
    The Boyds Collection Ltd. Sr. Sub.
      Notes 144A
      9.00%, 05/15/08..................    1,200     1,290,000
                                                  ------------
                                                     7,983,625
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Alvey Systems, Inc. Sr. Sub. Notes
      11.375%, 01/31/03................    1,217     1,223,085
    American Business Information, Inc.
      Sr. Sub. Notes 144A
      9.50%, 06/15/08..................      725       583,625
    Verio, Inc. Sr. Notes 144A
      11.25%, 12/01/08.................    1,325     1,344,875
                                                  ------------
                                                     3,151,585
                                                  ------------
CONGLOMERATES -- 1.3%
    Eagle-Picher Industries, Inc. Co.
      Guarantee Notes
      9.375%, 03/01/08.................    2,950     2,802,500
    Hermes Europe Railtel BV Sr. Notes
      11.50%, 08/15/07.................    3,425     3,647,625
      10.375%, 01/15/09 144A...........    1,525     1,555,500
                                                  ------------
                                                     8,005,625
                                                  ------------
CONSTRUCTION -- 0.5%
    American Architectural Co. Co.
      Guarantee Notes
      11.75%, 12/01/07.................      950       821,750
    Building Materials Corp. Sr. Notes
      Cl-B
      8.00%, 10/15/07..................    2,250     2,269,687
                                                  ------------
                                                     3,091,437
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 5.4%
    Albecca, Inc. Sr. Sub. Notes 144A
      10.75%, 08/15/08.................    4,000     4,030,000
    American Safety Razor Co. Sr. Notes
      9.875%, 08/01/05.................    1,250     1,256,250
    Amscan Holdings, Inc. Sr. Sub.
      Notes
      9.875%, 12/15/07.................    1,175     1,101,562
    Cabot Safety Corp. Sr. Sub. Notes
      12.50%, 07/15/05.................    1,500     1,642,500
    Chattem, Inc. Co. Guarantee Notes
      Cl-B
      8.875%, 04/01/08.................    2,200     2,266,000
    Collins & Aikman Floor Coverings
      Corp. Sr. Sub. Notes
      10.00%, 01/15/07.................    1,400     1,470,000
    Collins & Aikman Products Corp. Sr.
      Sub. Notes
      11.50%, 04/15/06.................    3,900     4,056,000
    Diamond Brands Operating, Inc.
      Debs. [STEP]
      12.83%, 04/15/09.................    1,500       577,500
    Glenoit Corp. Co. Guarantee Notes
      11.00%, 04/15/07.................    2,000     1,870,000
    NBTY, Inc. Sr. Sub. Notes Cl-B
      8.625%, 09/15/07.................    2,350     2,303,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Playtex Family Products Corp. Sr.
      Sub. Notes
      9.00%, 12/15/03..................  $ 2,600  $  2,730,000
    Playtex Products, Inc. Notes Cl-B
      8.875%, 07/15/04.................      850       892,500
    Revlon Consumer Products Corp. Sr.
      Notes
      8.125%, 02/01/06.................    2,200     2,101,000
    Revlon Consumer Products Corp. Sr.
      Sub. Notes
      8.625%, 02/01/08.................    6,500     6,012,500
                                                  ------------
                                                    32,308,812
                                                  ------------
CONTAINERS & PACKAGING -- 1.7%
    Ball Corp. Sr. Sub. Notes 144A
      8.25%, 08/01/08..................      550       578,187
    Container Corp. of America Sr.
      Notes
      11.25%, 05/01/04.................      250       261,250
    Four M Corp. Sr. Notes
      12.00%, 06/01/06.................    1,300       981,500
    Owens-Illinois, Inc. Sr. Notes
      8.10%, 05/15/07..................    1,000     1,065,340
    Plastic Containers, Inc. Sr. Notes
      Cl-B
      10.00%, 12/15/06.................      450       474,750
    Stone Container Corp. Sr. Notes
      11.50%, 10/01/04.................    1,200     1,254,000
      12.58%, 08/01/16 [VR]............    1,550     1,581,000
    Stone Container Corp. Sr. Sub.
      Notes
      12.25%, 04/01/02.................      125       128,125
    Tekni-Plex, Inc. Co. Guarantee Sub.
      Notes Cl-B
      9.25%, 03/01/08..................    3,750     3,937,500
                                                  ------------
                                                    10,261,652
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.7%
    Amphenol Corp. Sr. Sub. Notes
      9.875%, 05/15/07.................    2,000     2,080,000
    Electronic Retailing Systems, Inc.
      Sr. Disc. Notes [STEP]
      13.25%, 02/01/04.................      875       319,375
    PX Escrow Corp. Sr. Disc. Notes
      [STEP]
      9.395%, 02/01/06.................    1,075       596,625
    Viasystems, Inc. Sr. Sub. Notes
      Cl-B
      9.75%, 06/01/07..................    1,625     1,519,375
    WESCO Distribution, Inc. Co.
      Guarantee Notes Cl-B
      9.125%, 06/01/08.................    3,850     3,869,250
    WESCO International, Inc. Sr. Disc.
      Notes Cl-B [STEP]
      11.145%, 06/01/08................    2,650     1,636,375
                                                  ------------
                                                    10,021,000
                                                  ------------
ENTERTAINMENT & LEISURE -- 3.3%
    AMF Group, Inc. Sr. Disc. Notes
      [STEP]
      10.188%, 03/15/06................    3,137     1,811,617

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Loews Cineplex Entertainment Corp.
      Sr. Sub. Notes
      8.875%, 08/01/08.................  $ 1,425  $  1,478,437
    Premier Parks, Inc. Sr. Disc. Notes
      [STEP]
      9.829%, 04/01/08.................    4,150     2,832,375
    Premier Parks, Inc. Sr. Notes
      9.25%, 04/01/06..................      875       910,000
      9.75%, 01/15/07..................      450       490,500
    Premier Parks, Inc. Sr. Notes Cl-A
      12.00%, 08/15/03.................    1,600     1,740,000
    Regal Cinemas, Inc. Sr. Sub. Notes
      9.50%, 06/01/08..................    3,500     3,622,500
      9.50%, 06/01/08 144A.............    1,750     1,811,250
    Six Flags Theme Parks Corp. Sr.
      Sub. Notes Cl-A [STEP]
      12.25%, 06/15/05.................    3,625     4,041,875
    True Temper Sports, Inc. Sr. Sub.
      Notes 144A
      10.875%, 12/01/08................      875       879,375
                                                  ------------
                                                    19,617,929
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.5%
    Allied Waste North America, Inc.
      Sr. Notes 144A
      7.625%, 01/01/06.................    8,375     8,500,625
      7.875%, 01/01/09.................      625       634,375
                                                  ------------
                                                     9,135,000
                                                  ------------
EQUIPMENT SERVICES -- 0.4%
    Coinmach Corp. Sr. Notes Cl-D
      11.75%, 11/15/05.................    1,981     2,193,957
                                                  ------------
FARMING & AGRICULTURE -- 0.5%
    Dimon, Inc. Sr. Notes
      8.875%, 06/01/06.................    1,950     1,940,250
    Purina Mills, Inc. Sr. Sub. Notes
      9.00%, 03/15/10..................      950       950,000
                                                  ------------
                                                     2,890,250
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.4%
    GS Escrow Corp. Sr. Notes
      7.125%, 08/01/05.................    8,500     8,426,135
                                                  ------------
FINANCIAL SERVICES -- 0.4%
    ContiFinancial Corp. Sr. Notes
      8.125%, 04/01/08.................    1,000       715,000
    Unifrax Investment Corp. Sr. Notes
      10.50%, 11/01/03.................    1,650     1,674,750
                                                  ------------
                                                     2,389,750
                                                  ------------
FOOD -- 3.8%
    Agrilink Foods, Inc. Sr. Sub. Notes
      144A
      11.875%, 11/01/08................    3,500     3,570,000
    Ameriserv Food Distributor, Inc.
      Co. Guarantee Sr. Sub. Notes
      8.875%, 10/15/06.................    1,200     1,116,000
      10.125%, 07/15/07................    4,300     3,762,500

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Aurora Foods, Inc. Sr. Sub. Notes
      Cl-B
      9.875%, 02/15/07.................  $ 1,775  $  1,943,625
      8.75%, 07/01/08..................    1,250     1,306,250
    Carr-Gottstein Foods Co. Sr. Sub.
      Notes
      12.00%, 11/15/05.................    1,025     1,189,000
    Di Giorgio Corp. Sr. Notes Cl-B
      10.00%, 06/15/07.................    1,350     1,262,250
    Domino's, Inc. Sr. Sub. Notes 144A
      10.375%, 01/15/09................    1,775     1,775,000
    Eagle Family Foods, Inc. Co.
      Guarantee Notes Cl-B
      8.75%, 01/15/08..................    1,450     1,373,875
    International Home Foods, Inc. Sr.
      Sub. Notes
      10.375%, 11/01/06................      800       870,000
    Jitney-Jungle Stores, Inc. Sr. Sub.
      Notes
      10.375%, 09/15/07................    2,725     2,779,500
    Nebco Evans Holding Co. Sr. Disc.
      Notes [STEP]
      11.645%, 07/15/07................    1,250       606,250
    Stater Brothers Holdings, Inc. Sr.
      Sub. Notes
      9.00%, 07/01/04..................    1,125     1,102,500
                                                  ------------
                                                    22,656,750
                                                  ------------
FURNITURE -- 0.3%
    Sealy Mattress Co. Co. Guarantee
      Notes Cl-B [STEP]
      10.875%, 12/15/07................    1,000       605,000
    Sealy Mattress Co. Sr. Sub. Notes
      Cl-B
      9.875%, 12/15/07.................      775       751,750
    Werner Holdings Co., Inc. Co.
      Guarantee Notes Cl-A
      10.00%, 11/15/07.................      325       323,375
                                                  ------------
                                                     1,680,125
                                                  ------------
HEALTHCARE SERVICES -- 3.0%
    Alliance Imaging, Inc. Sr. Sub.
      Notes
      9.625%, 12/15/05.................    1,150     1,144,250
    Everest Healthcare Services, Inc.
      Co. Guarantee Notes
      9.75%, 05/01/08..................    1,575     1,575,000
    Fisher Scientific International,
      Inc. Sr. Sub. Notes
      9.00%, 02/01/08..................    2,475     2,475,000
    Hudson Respiratory Care, Inc. Sr.
      Sub. Notes
      9.125%, 04/15/08.................      850       692,750
    Icon Fitness Corp. Sr. Disc. Notes
      Cl-B [STEP]
      14.00%, 11/15/06.................    1,100        16,500
    Tenet Healthcare Corp. Sr. Sub.
      Notes
      8.00%, 01/15/05..................    4,200     4,311,678
      8.625%, 01/15/07.................    3,500     3,657,500
      8.125%, 12/01/08 144A............    4,000     4,150,000
                                                  ------------
                                                    18,022,678
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
HOTELS & MOTELS -- 0.2%
    Courtyard by Marriott Sr. Notes
      10.75%, 02/01/08.................  $ 1,100  $  1,138,500
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Continental Global Group, Inc. Sr.
      Notes Cl-B
      11.00%, 04/01/07.................    2,100     1,816,500
    Grove Worldwide LLC Sr. Sub. Notes
      9.25%, 05/01/08..................      875       800,625
    ISG Resources, Inc. Sr. Sub. Notes
      10.00%, 04/15/08.................    1,800     1,791,000
    MMI Products, Inc. Sr. Sub. Notes
      Cl-B
      11.25%, 04/15/07.................    1,600     1,736,000
                                                  ------------
                                                     6,144,125
                                                  ------------
MACHINERY & EQUIPMENT -- 2.9%
    Anchor Lamina, Inc. Sr. Sub. Notes
      9.875%, 02/01/08.................      800       724,000
    Clark Materials Handling Corp. Co.
      Guarantee Sr. Sub. Notes Cl-D
      10.75%, 11/15/06.................    2,625     2,684,062
    Columbus McKinnon Corp. Co.
      Guarantee Notes
      8.50%, 04/01/08..................    1,550     1,457,000
    Fairfield Manufacturing Co. Sr.
      Sub. Notes
      11.375%, 07/01/01................      900       927,000
    Johnstown America Industries, Inc.
      Sr. Sub. Notes Cl-C
      11.75%, 08/15/05.................      700       742,000
    National Equipment Services, Inc.
      Sr. Sub. Notes 144A
      10.00%, 11/30/04.................    2,600     2,587,000
    National Equipment Services, Inc.
      Sr. Sub. Notes Cl-B
      10.00%, 11/30/04.................    1,275     1,268,625
    NationsRent, Inc. Sr. Sub. Notes
      144A
      10.375%, 12/15/08................    3,100     3,084,500
    United Rentals, Inc. Sr. Sub. Notes
      144A
      9.25%, 01/15/09..................    3,600     3,627,000
                                                  ------------
                                                    17,101,187
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    CONMED Corp. Co. Guarantee Sr. Sub.
      Notes
      9.00%, 03/15/08..................    2,450     2,468,375
    Dade International, Inc. Sr. Sub.
      Notes Cl-B
      11.125%, 05/01/06................    2,475     2,864,687
                                                  ------------
                                                     5,333,062
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 2.0%
    AEI Holding, Inc. Co. Guarantee
      Sub. Notes 144A
      10.50%, 12/15/05.................  $ 1,950  $  1,920,750
    AEI Resources, Inc. Sr. Sub. Notes
      144A
      11.50%, 12/15/06.................    3,375     3,358,125
    Euramax International PLC Sr. Sub.
      Notes
      11.25%, 10/01/06.................    1,375     1,375,000
    Metals USA, Inc. Co. Guarantee Sr.
      Sub. Notes
      8.625%, 02/15/08.................      250       236,250
    Neenah Corp. Sr. Sub Notes 144A
      11.125%, 05/01/07................    1,000     1,032,500
    Neenah Corp. Sr. Sub. Notes Cl-B
      11.125%, 05/01/07................    1,725     1,781,062
    Ryerson Tull, Inc. Notes
      8.50%, 07/15/01..................    1,000     1,054,290
      9.125%, 07/15/06.................      900     1,012,752
                                                  ------------
                                                    11,770,729
                                                  ------------
OFFICE EQUIPMENT -- 0.4%
    United Stationers Supply Co. Sr.
      Sub. Notes
      12.75%, 05/01/05.................    1,169     1,309,280
      8.375%, 04/15/08.................    1,000     1,002,500
                                                  ------------
                                                     2,311,780
                                                  ------------
OIL & GAS -- 3.3%
    Chiles Offshore LLC Corp. Co.
      Guarantee Notes
      10.00%, 05/01/08.................    1,875     1,509,375
    Continental Resource, Inc. Co.
      Guarantee Notes
      10.25%, 08/01/08.................    3,000     2,505,000
    Dailey International, Inc. Co.
      Guarantee Notes Cl-B
      9.50%, 02/15/08..................    3,700     1,739,000
    DI Industries, Inc. Sr. Notes
      8.875%, 07/01/07.................      975       736,125
    Forcenergy, Inc. Sr. Sub. Notes
      9.50%, 11/01/06..................    2,650     2,053,750
      8.50%, 02/15/07..................    1,450     1,080,250
    Houston Exploration Co. Sr. Sub.
      Notes Cl-B
      8.625%, 01/01/08.................    1,000       985,000
    KCS Energy, Inc. Co. Guarantee Sr.
      Sub. Notes
      8.875%, 01/15/08.................    1,700       977,500
    Nuevo Energy Co. Co. Guarantee Sr.
      Sub. Notes Cl-B
      8.875%, 06/01/08.................      625       609,375
    Ocean Energy, Inc. Sr. Sub. Notes
      10.375%, 10/15/05................    1,775     1,837,125
    Ocean Rig Norway ASA Co. Guarantee
      Notes
      10.25%, 06/01/08.................      300       241,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pacalta Resource Ltd. Sr. Notes
      Cl-B
      10.75%, 06/15/04.................  $ 1,050  $    845,250
    Pride Petroleum Services, Inc. Sr.
      Notes
      9.375%, 05/01/07.................    2,500     2,337,500
    Universal Compression Holdings Sr.
      Disc. Notes [STEP]
      11.375%, 02/15/09................      350       194,250
    Universal Compression, Inc. Sr.
      Disc. Notes [STEP]
      9.739%, 02/15/08.................    3,175     1,825,625
                                                  ------------
                                                    19,476,625
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.2%
    S.D. Warren Co. Sr. Sub. Notes
      12.00%, 12/15/04.................    1,300     1,423,500
                                                  ------------
PRINTING & PUBLISHING -- 2.0%
    Affiliated Newspaper Investments,
      Inc. Sr. Disc. Notes [STEP]
      12.733%, 07/01/06................    2,200     2,271,500
    Garden State Newspapers, Inc. Sr.
      Sub. Notes
      12.00%, 07/01/04.................      200       219,000
    Garden State Newspapers, Inc. Sr.
      Sub. Notes Cl-B
      8.75%, 10/01/09..................    2,575     2,587,875
    Hollinger International Publishing
      Co. Co. Guarantee Sr. Sub. Notes
      9.25%, 02/01/06..................      800       844,000
      9.25%, 03/15/07..................    3,450     3,657,000
    K-III Communications Corp. Sr.
      Notes
      8.50%, 02/01/06..................    1,000     1,035,000
    Ziff-Davis, Inc. Sr. Sub. Notes
      8.50%, 05/01/08..................    1,575     1,527,750
                                                  ------------
                                                    12,142,125
                                                  ------------
REAL ESTATE -- 1.6%
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-A
      7.875%, 08/01/05.................      400       399,000
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-B
      7.875%, 08/01/08.................    5,000     4,875,000
    HMH Properties, Inc. Sr. Notes Cl-C
      8.45%, 12/01/08..................    2,500     2,512,500
    Trizec Finance Ltd. Sr. Notes
      10.875%, 10/15/05................    1,457     1,599,058
                                                  ------------
                                                     9,385,558
                                                  ------------
RESTAURANTS -- 0.3%
    Carrols Corp. Sr. Sub. Notes 144A
      9.50%, 12/01/08..................    1,500     1,518,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Community Distributors, Inc. Co.
      Guarantee Notes Cl-B
      10.25%, 10/15/04.................    1,000       925,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Leslie's Poolmart, Inc. Sr. Notes
      10.375%, 07/15/04................  $   950  $    983,250
                                                  ------------
                                                     1,908,250
                                                  ------------
TELECOMMUNICATIONS -- 22.1%
    American Cellular Corp. Sr. Notes
      144A
      10.50%, 05/15/08.................    3,150     3,134,250
    Arch Communications, Inc. Sr. Notes
      144A
      12.75%, 07/01/07.................    1,400     1,407,000
    Call-Net Enterprises, Inc. Sr.
      Disc. Notes [STEP]
      8.522%, 08/15/07.................    4,100     2,644,500
      8.522%, 08/15/08.................    3,800     2,251,500
    Centennial Cellular Corp. Sr. Sub.
      Notes 144A
      10.75%, 12/15/08.................    1,900     1,919,000
    Comcast Cellular Holdings Corp. Sr.
      Notes Cl-B
      9.50%, 05/01/07..................    1,975     2,118,188
    e.spire Communications, Inc. Sr.
      Disc. Notes [STEP]
      11.50%, 11/01/05.................    1,700     1,147,500
      13.748%, 04/01/06................    1,400       875,000
    e.spire Communications, Inc. Sr.
      Notes
      13.75%, 07/15/07.................      875       861,875
    Esprit Telecom Group PLC Sr. Notes
      11.50%, 12/15/07.................      750       780,000
    ICG Holdings, Inc. Co. Guarantee
      Sr. Disc. Notes [STEP]
      10.21%, 05/01/06.................    3,550     2,633,674
    ICG Services, Inc. Sr. Disc. Notes
      [STEP]
      9.875%, 05/01/08.................      850       441,346
    Intermedia Communications, Inc. Sr.
      Disc. Notes Cl-B [STEP]
      8.533%, 07/15/07.................    3,075     2,137,125
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.875%, 11/01/07.................    1,000       985,000
      8.60%, 06/01/08..................    1,900     1,814,500
    Intermedia Communications of
      Florida, Inc. Sr. Disc. Notes
      [STEP]
      10.749%, 05/15/06................    4,850     3,819,375
    International CableTel, Inc. Sr.
      Notes Cl-A [STEP]
      10.153%, 04/15/05................    1,050       950,250
    International CableTel, Inc. Sr.
      Notes Cl-B [STEP]
      10.408%, 02/01/06................    5,100     4,258,500
    IXC Communications, Inc. Sr. Sub.
      Notes
      9.00%, 04/15/08..................    3,100     3,119,375
    Level 3 Communications, Inc. Sr.
      Disc. Notes [STEP] 144A
      10.50%, 12/01/08.................    7,800     4,582,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Level 3 Communications, Inc. Sr.
      Notes
      9.125%, 05/01/08.................  $10,700  $ 10,673,250
    McLeodUSA, Inc. Sr. Disc. Notes
      [STEP]
      9.955%, 03/01/07.................    4,275     3,249,000
    McLeodUSA, Inc. Sr. Notes
      9.25%, 07/15/07..................    1,300     1,335,750
      8.375%, 03/15/08.................    1,250     1,262,500
    Metromedia Fiber Network, Inc. Sr.
      Notes 144A
      10.00%, 11/15/08.................    1,200     1,239,000
    MetroNet Communications Corp. Sr.
      Disc. Notes [STEP]
      10.299%, 11/01/07................    1,925     1,260,875
      9.866%, 06/15/08.................    6,050     3,735,875
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................    1,525     1,666,063
      10.625%, 11/01/08 144A...........    1,750     1,863,750
    Millicom International Cellular,
      Inc. Sr. Disc. Notes [STEP]
      11.01%, 06/01/06.................    4,275     3,024,563
    Nextel Communications, Inc. Sr.
      Disc. Notes [STEP]
      10.355%, 09/15/07................    3,975     2,583,750
      10.065%, 02/15/08................   11,800     7,139,000
    Nextel International, Inc. Sr.
      Disc. Notes [STEP]
      12.125%, 04/15/08................    1,750       820,540
    NEXTLINK Communications, Inc. Sr.
      Disc. Notes [STEP]
      10.039%, 04/15/08................    3,000     1,740,000
    NEXTLINK Communications, Inc. Sr.
      Notes
      9.625%, 10/01/07.................    1,250     1,221,875
      9.00%, 03/15/08..................    1,575     1,468,688
    Orange PLC Sr. Notes
      8.00%, 08/01/08..................    2,875     2,889,375
    Paging Network, Inc. Sr. Sub. Notes
      10.00%, 10/15/08.................    3,100     3,007,000
    Pathnet, Inc. Sr. Notes
      12.25%, 04/15/08.................    2,350     1,786,000
    Pegasus Media & Communications,
      Inc. Notes
      12.50%, 07/01/05.................      975     1,077,375
    PSINet, Inc. Sr. Notes 144A
      11.50%, 11/01/08.................    1,500     1,560,000
    PSINet, Inc. Sr. Notes Cl-B
      10.00%, 02/15/05.................    2,400     2,388,000
    Qwest Communications International,
      Inc. Sr. Disc. Notes [STEP]
      8.59%, 10/15/07..................    4,100     3,218,500
    Qwest Communications International,
      Inc. Sr. Disc. Notes Cl-B [STEP]
      8.29%, 02/01/08..................    2,250     1,710,000
    Qwest Communications International,
      Inc. Sr. Notes 144A
      7.50%, 11/01/08..................    1,000     1,050,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Qwest Communications International,
      Inc. Sr. Notes Cl-B
      10.875%, 04/01/07................  $ 1,135  $  1,310,925
    Rogers Cantel, Inc. Sr. Sub. Notes
      8.80%, 10/01/07..................    4,000     4,055,000
    Sitel Corp. Co. Guarantee Sr. Sub.
      Notes
      9.25%, 03/15/06..................    2,800     2,534,000
    Telecommunications Techniques Corp.
      Co. Guarantee Notes
      9.75%, 05/15/08..................    3,750     3,656,250
    Telesystem International Wireless,
      Inc. Sr. Disc. Notes Cl-B [STEP]
      12.344%, 06/30/07................    5,125     2,203,750
    Telesystem International Wireless,
      Inc. Sr. Disc. Notes Cl-C [STEP]
      10.50%, 11/01/07.................      800       296,000
    Teligent, Inc. Sr. Disc. Notes Cl-B
      [STEP]
      11.70%, 03/01/08.................    1,000       495,000
    Teligent, Inc. Sr. Notes
      11.50%, 12/01/07.................    3,250     3,006,250
    Triton Communications LLC Co.
      Guarantee Sub. Notes [STEP]
      11.291%, 05/01/08................    4,850     2,291,625
    UIH Australia Pacific, Inc. Sr.
      Disc. Notes [STEP]
      12.854%, 05/15/06................    3,100     1,581,000
    US Xchange LLC Sr. Notes
      15.00%, 07/01/08.................    1,425     1,499,813
    USA Mobile Communications Holdings,
      Inc. Sr. Notes
      9.50%, 02/01/04..................    1,050       955,500
    Viatel, Inc. Sr. Disc. Notes [STEP]
      11.473%, 04/15/08................      850       484,500
    Viatel, Inc. Sr. Notes
      11.25%, 04/15/08.................    2,525     2,537,625
                                                  ------------
                                                   131,758,425
                                                  ------------
TRANSPORTATION -- 2.2%
    Allied Holdings, Inc. Notes Cl-B
      8.625%, 10/01/07.................    1,400     1,428,000
    Ameritruck Distribution Corp. Sr.
      Sub. Notes Cl-B ++
      12.25%, 11/15/05.................    1,950       126,750
    Gearbulk Holding Ltd. Sr. Notes
      11.25%, 12/01/04.................    1,950     2,067,000
    Johnstown America Industries, Inc.
      Sr. Sub. Notes
      11.75%, 08/15/05.................      600       636,000
    Statia Terminals, Inc. First Mtge.
      Cl-A
      11.75%, 11/15/03.................    1,000     1,005,000
    Stena AB Sr. Notes
      10.50%, 12/15/05.................    3,275     3,397,813
      8.75%, 06/15/07..................    2,175     2,082,563
    Stena Line AB Sr. Notes
      10.625%, 06/01/08................    1,250     1,131,250

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    The Holt Group Sr. Notes 144A
      9.75%, 01/15/06..................  $ 1,350  $    951,750
                                                  ------------
                                                    12,826,126
                                                  ------------
UTILITIES -- 0.8%
    California Energy Co., Inc. Sr.
      Notes
      9.50%, 09/15/06..................    1,000     1,115,000
    El Paso Electric Co. First Mtge.
      Cl-E
      9.40%, 05/01/11..................    1,225     1,391,073
    International Utility Structures,
      Inc. Sr. Sub. Notes
      10.75%, 02/01/08.................      925       864,875
    Niagara Mohawk Power Corp. Sr.
      Disc. Notes Cl-H [STEP]
      8.242%, 07/01/10.................    2,100     1,633,023
                                                  ------------
                                                     5,003,971
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $567,361,693)........................            547,220,345
                                                  ------------

                                          SHARES
                                          ------
COMMON STOCK -- 0.0%
BROADCASTING -- 0.0%
    Australis Holdings Warrants*.......     1,000             0
    Diva Systems Corp. Warrants*.......     4,875             0
                                                   ------------
                                                              0
                                                   ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*........................     1,075        16,125
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Hosiery Corp. of America, Inc.*....       300         2,175
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing System, Inc.
      Warrants 144A*...................       875         4,375
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants*........................     1,200             0
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Corp.
      Warrants 144A*...................       250           125
                                                   ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................       300        16,500
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*............................     1,000       150,000
                                                   ------------
TELECOMMUNICATIONS -- 0.0%
    Cellular Communications
      International, Inc. Warrants*....     1,100        68,200
    MetroNet Communications Corp.
      Warrants 144A*...................     1,525        64,294
    Pathnet, Inc. Warrants*............     2,350        23,794
    Pegasus Communications Corp.
      144A*............................     1,128        28,271

                                          SHARES      VALUE
                                          ------      -----
    Pegasus Communications Corp.
      Warrants*........................     1,500        30,750
    Sullivan Broadcasting Holdings*....     2,400             0
    UIH Australia Warrants*............     3,100         3,488
    Wireless One, Inc. Warrants*.......     1,500             0
                                                   ------------
                                                        218,797
                                                   ------------
TOTAL COMMON STOCK (Cost $27,988)......                 408,097
                                                   ------------
PREFERRED STOCK -- 4.0%
BROADCASTING -- 1.6%
    Benedek Communications Corp. 11.50%
      [PIK]............................     1,600     1,288,000
    Capstar Broadcasting Corp. 12.00%
      [PIK]............................     7,335       882,034
    CBS Radio, Inc. Sub. Debs. 11.375%
      [PIK]............................    18,357     2,152,358
    Cumulus Media, Inc. Cl-A 13.75%....     1,292     1,395,360
    Echostar Communications Corp. Cl-B
      12.125% [PIK]....................       667       777,181
    SFX Broadcasting, Inc. Cl-E 12.625%
      [PIK]............................     8,561     1,035,881
    Sinclair Capital 11.625%...........    18,500     1,961,000
                                                   ------------
                                                      9,491,814
                                                   ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A 9.125% [PIK]................    30,000       768,750
                                                   ------------
FOOD -- 0.1%
    Nebco Evans Holding Co.
      11.25% [PIK].....................     7,594       383,497
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK].....................     5,300       235,850
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc. $13.00 [PIK] 144A...........       125       113,125
    International Utility Structures,
      Inc. 13.00% [PIK] 144A...........         8           706
                                                   ------------
                                                        113,831
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      $11.25...........................       650       627,250
                                                   ------------
PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc. Cl-D $10.00.........    10,750     1,123,375
    Primedia, Inc. Cl-F $9.20..........    15,000     1,477,500
    Primedia, Inc. Cl-H 8.625%.........    43,100     4,159,150
                                                   ------------
                                                      6,760,025
                                                   ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
TELECOMMUNICATIONS -- 0.7%
    Nextel Communications, Inc.
      13.00% [PIK].....................     1,025  $  1,063,720
    Nextel Communications, Inc. Cl-E
      11.125% [PIK]....................       814       704,110
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................     2,154     2,078,610
    Viatel, Inc. Cl-A 10.00% [PIK].....     1,722       190,295
                                                   ------------
                                                      4,036,735
                                                   ------------
UTILITIES -- 0.2%
    El Paso Electric Co. 11.40%
      [PIK]............................    12,892     1,385,890
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $22,786,869).............................    23,803,642
                                                   ------------
REPURCHASE AGREEMENTS -- 2.3%
    Greenwich Capital Markets, Inc.,
      4.50% dated 12/31/98, maturing
      01/04/99, repurchase price
      $13,524,759 (Collateralized by
      U.S. Treasury Bonds, par value
      $8,151,000, market value
      $13,829,955 due 02/15/15)
      (Cost $13,518,000)...............   $13,518  $ 13,518,000
                                                   ------------

                                          SHARES
                                         --------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund.....   316,555       316,555
    Temporary Investment Fund..........   316,555       316,555
                                                   ------------
    (Cost $633,110)....................                 633,110
                                                   ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $604,327,660)............................   585,583,194
OTHER ASSETS LESS LIABILITIES -- 1.7%............    10,096,790
                                                   ------------
NET ASSETS -- 100.0%.............................  $595,679,984
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedule of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year this security amounted to less than 0.1% of net assets.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 14.0% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
U.S. STOCK -- 47.3%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ................     3,800   $    220,400
                                                     ------------
AEROSPACE -- 0.6%
    AlliedSignal, Inc. .................     9,600        425,400
    Boeing Co. .........................    11,768        383,931
    Litton Industries, Inc.*............     1,300         84,825
    Lockheed Martin Corp. ..............     2,800        237,300
    Northrop Grumman Corp. .............     1,100         80,437
    Primex Technologies, Inc. ..........       420         17,850
    Raytheon Co. Cl-A...................       535         27,653
    Raytheon Co. Cl-B...................     5,100        271,575
    United Technologies Corp. ..........     3,600        391,500
                                                     ------------
                                                        1,920,471
                                                     ------------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*.............     2,700        119,475
    AMR Corp.*..........................     3,800        225,625
    Delta Air Lines, Inc. ..............     2,600        135,200
    Southwest Airlines Co. .............     8,750        196,328
                                                     ------------
                                                          676,628
                                                     ------------
AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co. .....................    15,600        915,525
    General Motors Corp. ...............     9,900        708,469
    Honda Motor Co. Ltd. [ADR]..........     4,800        320,400
                                                     ------------
                                                        1,944,394
                                                     ------------
AUTOMOTIVE PARTS -- 0.3%
    Arvin Industries, Inc. .............     1,800         75,037
    Dana Corp. .........................     2,880        117,720
    Eaton Corp. ........................     1,600        113,100
    Federal-Mogul Corp. ................     1,900        113,050
    Genuine Parts Co. ..................     5,750        192,266
    Goodyear Tire & Rubber Co. .........     2,400        121,050
    Lear Corp.*.........................     3,100        119,350
    Mark IV Industries, Inc. ...........     4,300         55,900
    Superior Industries International,
      Inc. .............................     1,600         44,500
    TRW, Inc. ..........................     3,400        191,037
                                                     ------------
                                                        1,143,010
                                                     ------------
BEVERAGES -- 1.2%
    Anheuser-Busch Companies, Inc. .....     7,500        492,187
    Cadbury Schweppes PLC [ADR].........     3,473        240,505
    Coca-Cola Co. ......................    30,500      2,039,687
    Coca-Cola Enterprises, Inc. ........    11,300        403,975
    PepsiCo, Inc. ......................    18,600        761,437
                                                     ------------
                                                        3,937,791
                                                     ------------
BROADCASTING -- 0.3%
    CBS Corp. ..........................     9,000        294,750
    Chris-Craft Industries, Inc.*.......     1,379         66,451
    Clear Channel Communications,
      Inc.*.............................     4,400        239,800
    Gannett Co., Inc. ..................     5,200        344,175
                                                     ------------
                                                          945,176
                                                     ------------
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries, Inc. ...       800         48,250
    CalMat Co. .........................     2,600         80,275

                                           SHARES       VALUE
                                           ------       -----
    Clayton Homes, Inc. ................     4,750   $     65,609
    Martin Marietta Materials Corp. ....     1,900        118,156
    Masco Corp. ........................     7,200        207,000
    Modine Manufacturing Co. ...........     1,100         39,875
    Vulcan Materials Co. ...............     1,300        171,031
                                                     ------------
                                                          730,196
                                                     ------------
BUSINESS SERVICES -- 0.1%
    Comdisco, Inc. .....................     5,700         96,187
    Equifax, Inc. ......................     3,700        126,494
    Manpower, Inc. .....................     3,800         95,712
    Navigant International, Inc.*.......       215          1,660
    Nielsen Media Research..............     1,166         20,988
    Olsten Corp. .......................     2,000         14,750
    Robert Half International, Inc.*....     3,150        140,766
                                                     ------------
                                                          496,557
                                                     ------------
CHEMICALS -- 0.8%
    AKZO Nobel NV [ADR].................     2,000         89,250
    Cabot Corp. ........................     3,000         83,812
    Crompton & Knowles Corp. ...........     3,800         78,612
    Dexter Corp. .......................     1,500         47,156
    Dow Chemical Co. ...................     3,600        327,375
    Du Pont, (E.I.) de Nemours & Co. ...    15,100        801,244
    FMC Corp.*..........................     1,600         89,600
    Great Lakes Chemical Corp. .........     2,500        100,000
    Hanna, (M.A.) Co. ..................     3,400         41,862
    IMC Global, Inc. ...................     3,700         79,087
    Lubrizol Corp. .....................     2,200         56,512
    Morton International, Inc. .........     4,500        110,250
    Olin Corp. .........................     2,100         59,456
    PPG Industries, Inc. ...............     3,600        209,700
    Rohm & Haas Co. ....................     4,800        144,600
    Schulman, (A.), Inc. ...............     3,000         68,062
    Solutia, Inc. ......................     5,560        124,405
    Witco Corp. ........................     3,100         49,406
                                                     ------------
                                                        2,560,389
                                                     ------------
CLOTHING & APPAREL -- 0.2%
    Cintas Corp. .......................     3,600        253,575
    Jones Apparel Group, Inc.*..........     5,200        114,725
    Nike, Inc. Cl-B.....................     5,500        223,094
    Springs Industries, Inc. Cl-A.......     2,000         82,875
    Unifi, Inc. ........................     3,200         62,600
                                                     ------------
                                                          736,869
                                                     ------------
COMPUTER HARDWARE -- 1.8%
    Compaq Computer Corp. ..............    19,568        820,633
    Dell Computer Corp.*................    20,800      1,522,300
    EMC Corp.*..........................     7,500        637,500
    Hewlett-Packard Co. ................    13,100        894,894
    International Business Machines
      Corp..............................    11,100      2,050,725
    Quantum Corp.*......................     5,300        112,625
    Seagate Technology, Inc.*...........     4,500        136,125
                                                     ------------
                                                        6,174,802
                                                     ------------
COMPUTER SERVICES & SOFTWARE -- 4.0%
    Adobe Systems, Inc. ................       600         28,050
    America Online, Inc.*...............    14,000      2,026,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Automatic Data Processing, Inc. ....     4,000   $    320,750
    Aztec Technology Partners, Inc.*....       430          1,586
    BMC Software, Inc.*.................     5,700        254,006
    Cadence Design Systems, Inc.*.......     6,000        178,500
    Ceridian Corp.*.....................     2,600        181,512
    Cisco Systems, Inc.*................    19,675      1,826,086
    CompUSA, Inc.*......................     3,500         45,719
    Computer Associates International,
      Inc. .............................     7,362        313,805
    Compuware Corp.*....................     5,700        445,312
    DST Systems, Inc.*..................       900         51,356
    Electronic Arts, Inc.*..............     2,800        157,150
    Electronic Data Systems Corp. ......     6,100        306,525
    First Data Corp. ...................     7,200        228,150
    Fiserv, Inc.*.......................     2,750        141,453
    Informix Corp.*.....................     2,900         28,637
    Keane, Inc.*........................     2,600        103,837
    Microsoft Corp.*....................    30,400      4,216,100
    NCR Corp.*..........................     2,400        100,200
    Network Associates, Inc.*...........     4,650        308,062
    Novell, Inc.*.......................     9,500        172,187
    Oracle Corp.*.......................    15,150        653,344
    Parametric Technology Corp.*........     5,000         81,875
    Paychex, Inc. ......................     5,400        277,762
    Policy Management Systems Corp.*....     1,200         60,600
    Sterling Commerce, Inc.*............     2,200         99,000
    Storage Technology Corp.*...........     3,700        131,581
    Structural Dynamics Research
      Corp.*............................     1,300         25,837
    Sun Microsystems, Inc.*.............     5,900        505,187
    Sungard Data Systems, Inc.*.........     3,200        127,000
    Symantec Corp.*.....................     2,600         56,550
    Synopsys, Inc.*.....................     2,300        124,775
    Tech Data Corp.*....................     1,900         76,475
                                                     ------------
                                                       13,655,469
                                                     ------------
CONGLOMERATES -- 0.8%
    Hanson PLC [ADR]....................       337         13,143
    Minnesota Mining & Manufacturing
      Co. ..............................     5,700        405,412
    Philip Morris Companies, Inc. ......    30,700      1,642,450
    Tomkins PLC [ADR]...................     6,000        120,000
    Tyco International Ltd. ............     7,400        558,237
                                                     ------------
                                                        2,739,242
                                                     ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. .........     1,650         55,378
    Jacobs Engineering Group, Inc.*.....     1,700         69,275
                                                     ------------
                                                          124,653
                                                     ------------
CONSUMER PRODUCTS & SERVICES -- 1.5%
    ACNielsen Corp.*....................     2,300         64,975
    Cendant Corp.*......................    12,168        231,952
    Colgate-Palmolive Co. ..............     4,000        371,500
    Corning, Inc. ......................     5,200        234,000
    Cross, (A.T.) Co. Cl-A..............     1,400          7,525
    Eastman Kodak Co. ..................     3,300        237,600
    Fortune Brands, Inc. ...............     4,100        129,662
    Gallaher Group PLC [ADR]............     2,400         65,250
    Gillette Co. .......................    14,300        690,869
    Imperial Tobacco Group PLC [ADR]....       675         14,259
    International Flavors & Fragrances,
      Inc. .............................     3,200        141,400

                                           SHARES       VALUE
                                           ------       -----
    Lancaster Colony Corp. .............     1,550   $     49,794
    National Presto Industries, Inc. ...       800         34,100
    Ogden Corp. ........................     1,600         40,100
    Pittston Brink's Group..............     1,300         41,437
    Premark International, Inc. ........     2,400         83,100
    Procter & Gamble Co. ...............    17,400      1,588,837
    Shaw Industries, Inc. ..............     5,100        123,675
    Sotheby's Holdings, Inc. Cl-A.......     3,400        108,800
    Stewart Enterprises, Inc. ..........     3,700         82,325
    Unilever NV.........................    10,200        845,962
    Whitman Corp. ......................     3,400         86,275
                                                     ------------
                                                        5,273,397
                                                     ------------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ....................     2,700        102,431
    First Brands Corp. .................     1,800         70,987
    Owens-Illinois, Inc.*...............     3,700        113,312
    Sealed Air Corp.*...................     2,400        122,550
    Sonoco Products Co. ................     3,910        115,834
                                                     ------------
                                                          525,114
                                                     ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    AES Corp.*..........................     4,800        227,400
    Altera Corp.*.......................     6,000        365,250
    American Power Conversion Corp.*....     3,800        184,062
    Analog Devices, Inc.*...............     9,633        302,235
    Applied Materials, Inc.*............     6,600        281,737
    Arrow Electronics, Inc.*............     4,500        120,094
    Diebold, Inc. ......................     2,700         96,356
    Emerson Electric Co. ...............     6,000        375,375
    General Electric Co. ...............    40,200      4,102,912
    Hitachi Ltd. [ADR]..................     2,400        145,050
    Honeywell, Inc. ....................     2,600        195,812
    Hubbell, Inc. Cl-B..................     2,500         95,000
    Koninklijke (Royal) Philips
      Electronics NV [ADR]..............     3,600        243,675
    Linear Technology Corp. ............     2,600        232,862
    Maxim Integrated Products, Inc.*....     4,500        196,594
    Molex, Inc. ........................     5,675        216,359
    Rockwell International Corp. .......     4,100        199,106
    SCI Systems, Inc.*..................     2,200        127,050
    Solectron Corp.*....................     3,600        334,575
    Symbol Technologies, Inc. ..........     1,975        126,277
    Tandy Corp. ........................     1,200         49,425
    Teleflex, Inc. .....................     1,800         82,125
    Teradyne, Inc.*.....................     3,100        131,362
    Texas Instruments, Inc. ............     3,900        333,694
    Varian Associates, Inc. ............     1,900         71,962
                                                     ------------
                                                        8,836,349
                                                     ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ....................     2,000         49,500
    Callaway Golf Co. ..................     2,200         22,550
    Circus Circus Enterprises, Inc.*....     2,700         30,881
    Disney, (Walt) Co. .................    25,292        758,760
    Harley-Davidson, Inc. ..............     5,300        251,087
    International Game Technology.......     4,600        111,837
    Mattel, Inc. .......................     4,100         93,531
    Mirage Resorts, Inc.*...............     3,800         56,762

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--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    President Casinos, Inc. Warrants*...       883   $         44
    Time Warner, Inc. ..................    15,200        943,350
    Viacom, Inc. Cl-B*..................     5,800        429,200
                                                     ------------
                                                        2,747,502
                                                     ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Allied Waste Industries, Inc.*......     5,400        127,575
    Browning-Ferris Industries, Inc. ...     4,740        134,794
    Tetra Tech, Inc.*...................     1,875         50,742
    U.S. Filter Corp.*..................     4,200         96,075
    Waste Management, Inc. .............    11,659        543,601
                                                     ------------
                                                          952,787
                                                     ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Australia and New Zealand Banking
      Group Ltd. [ADR]..................     3,600        117,000
    Banco Bilbao Vizcaya [ADR]..........    27,000        432,000
    Banco Frances SA [ADR]..............     5,060        104,995
    Bank of New York Co., Inc. .........     9,400        378,350
    Bank One Corp. .....................    14,834        757,461
    BankAmerica Corp. ..................    19,560      1,176,045
    BankBoston Corp. ...................     4,100        159,644
    Charter One Financial, Inc. ........     4,140        114,885
    Chase Manhattan Corp. ..............    11,112        756,310
    City National Corp. ................     1,800         74,925
    Crestar Financial Corp. ............     3,800        273,600
    Dime Bancorp, Inc. .................     4,100        108,394
    Fifth Third Bancorp.................     4,725        336,952
    First Security Corp. ...............     7,087        165,659
    First Tennessee National Corp. .....     5,400        205,537
    First Union Corp. ..................    12,608        766,724
    Firstar Corp. ......................     3,040        283,480
    Fleet Financial Group, Inc. ........     8,400        375,375
    Golden West Financial Corp. ........       800         73,350
    GreenPoint Financial Corp. .........     3,000        105,375
    Hibernia Corp. Cl-A.................     3,100         53,862
    Huntington Bancshares, Inc. ........     3,960        119,047
    Keycorp.............................     8,000        256,000
    Marshall & Ilsley Corp. ............     3,300        192,844
    Mellon Bank Corp. ..................     4,400        302,500
    Mercantile Bancorporation, Inc. ....     4,100        189,112
    Mercantile Bankshares Corp. ........     3,300        127,050
    Morgan, (J.P.) & Co., Inc. .........     2,600        273,162
    National City Corp. ................     2,160        156,600
    North Fork Bancorporation, Inc. ....     4,400        105,325
    Northern Trust Corp. ...............     3,600        314,325
    Old Kent Financial Corp. ...........     2,600        120,900
    Pacific Century Financial Corp. ....     3,900         95,062
    PNC Bank Corp. NA...................     5,520        298,770
    Regions Financial Corp. ............     2,700        108,844
    Silicon Valley Bancshares*..........     1,400         23,844
    Southtrust Corp. ...................     5,200        192,075
    State Street Boston Corp. ..........     2,900        201,731
    Summit Bancorp......................     4,600        200,962
    TCF Financial Corp. ................     3,800         91,912
    U.S. Bancorp........................    13,659        484,894
    Union Planters Corp. ...............     2,800        126,875
    Wells Fargo & Co. ..................    24,800        990,450

                                           SHARES       VALUE
                                           ------       -----
    Wilmington Trust Corp. .............     1,400   $     86,275
    Zions Bancorp.......................     2,000        124,750
                                                     ------------
                                                       12,003,232
                                                     ------------
FINANCIAL SERVICES -- 2.1%
    AMBAC, Inc. ........................     1,900        114,356
    American Express Co. ...............     5,100        521,475
    Associates First Capital Corp.
      Cl-A..............................    10,528        446,124
    Bear Stearns Companies, Inc. .......     3,715        138,848
    Block, (H&R), Inc. .................     3,700        166,500
    Capital One Financial Corp. ........     1,400        161,000
    Citigroup, Inc. ....................    28,670      1,419,165
    Echelon International Corp.*........       846         18,876
    Edwards, (A.G.), Inc. ..............     2,250         83,812
    Fannie Mae..........................    13,900      1,028,600
    FINOVA Group, Inc. .................     2,500        134,844
    Franklin Resources, Inc. ...........     5,700        182,400
    Freddie Mac.........................    10,600        683,037
    Grupo Financiero Bancomer [ADR]
      144A..............................     1,400          5,775
    Household International, Inc. ......     5,900        233,787
    Merrill Lynch & Co., Inc. ..........     3,900        260,325
    Morgan Stanley, Dean Witter &
      Co. ..............................     7,485        531,435
    Paine Webber Group, Inc. ...........     4,800        185,400
    Schwab, (Charles) Corp. ............     6,975        391,908
    SunAmerica, Inc. ...................     4,200        340,725
    The Dun & Bradstreet Corp. .........     1,500         47,344
    Waddell & Reed Financial, Inc.
      Cl-A..............................       260          6,170
    Waddell & Reed Financial, Inc.
      Cl-B..............................     1,117         25,960
    Washington Mutual, Inc. ............     3,750        143,203
                                                     ------------
                                                        7,271,069
                                                     ------------
FOOD -- 1.4%
    Albertson's, Inc. ..................     4,200        267,487
    American Stores Co. ................     2,800        103,425
    Archer-Daniels-Midland Co. .........    11,321        194,580
    Bestfoods, Inc. ....................     5,500        292,875
    Campbell Soup Co. ..................     6,100        335,500
    ConAgra, Inc. ......................     6,800        214,200
    Dean Foods Corp. ...................       900         36,731
    Diageo PLC [ADR]....................     4,147        191,799
    Dole Food Co. ......................     2,100         63,000
    General Mills, Inc. ................     2,500        194,375
    Heinz, (H.J.) Co. ..................     6,250        353,906
    Hershey Foods Corp. ................     3,200        199,000
    IBP, Inc. ..........................     4,300        125,237
    Interstate Bakeries Corp. ..........     3,000         79,312
    Kellogg Co. ........................     7,500        255,937
    Kroger Co.*.........................     5,400        326,700
    McCormick & Co., Inc. ..............     3,300        111,581
    Ralston Purina Co. .................     6,300        203,962
    Safeway, Inc.*......................     6,060        369,281
    Sara Lee Corp. .....................    12,400        349,525
    Smucker, (J.M.) Co. ................     1,600         39,600
    The Earthgrains Co. ................       592         18,315
    Tyson Foods, Inc. ..................     7,300        155,125
    U.S. Foodservice, Inc.*.............     2,100        102,900
    Universal Corp. ....................     1,800         63,225

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--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Universal Foods Corp. ..............     2,600   $     71,337
    Wrigley, (Wm., Jr.) Co. ............     1,300        116,431
                                                     ------------
                                                        4,835,346
                                                     ------------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. ..............     6,600        145,200
                                                     ------------
HEALTHCARE SERVICES -- 0.6%
    Amgen, Inc.*........................     4,600        480,987
    Apria Healthcare Group, Inc.*.......     7,500         67,031
    Columbia HCA Healthcare Corp. ......    11,096        274,626
    Concentra Managed Care, Inc.*.......     2,800         29,925
    Foundation Health Systems*..........     5,500         65,656
    Health Management Associates, Inc.
      Cl-A*.............................     5,950        128,669
    Healthsouth Corp.*..................     6,200         95,712
    IMS Health, Inc. ...................     3,500        264,031
    Omnicare, Inc. .....................     2,800         97,300
    Oxford Health Plans, Inc.*..........     1,300         19,337
    PacifiCare Health Systems, Inc.
      Cl-A*.............................       400         29,100
    PacifiCare Health Systems, Inc.
      Cl-B*.............................     1,400        111,300
    Quintiles Transnational Corp.*......     2,300        122,762
    Quorum Health Group, Inc.*..........     3,600         46,575
    Total Renal Care Holdings, Inc.*....     2,700         79,819
    United Healthcare Corp. ............     4,700        202,394
    Vencor, Inc.*.......................     2,200          9,900
    Ventas, Inc.*.......................     2,200         26,812
                                                     ------------
                                                        2,151,936
                                                     ------------
HOTELS & MOTELS -- 0.0%
    Promus Hotel Corp.*.................     2,600         84,175
    Starwood Hotels & Resorts [REIT]....     2,664         60,439
                                                     ------------
                                                          144,614
                                                     ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Harsco Corp. .......................     2,600         79,137
                                                     ------------
INSURANCE -- 1.5%
    Aetna, Inc. ........................     3,302        259,620
    AFLAC, Inc. ........................     8,400        369,600
    Allstate Corp. .....................    10,600        409,425
    American Financial Group, Inc. .....     2,400        105,300
    American General Corp. .............     4,300        335,400
    American International Group,
      Inc. .............................    12,425      1,200,566
    Chubb Corp. ........................     3,300        214,087
    CIGNA Corp. ........................     3,900        301,519
    Conseco, Inc. ......................     5,691        173,931
    General Re Corp. ...................     1,300        320,775
    HSB Group, Inc. ....................     1,650         67,753
    Lincoln National Corp. .............     1,700        139,081
    Loews Corp. ........................     2,100        206,325
    Old Republic International Corp. ...     4,600        103,500
    Progressive Corp. ..................     1,400        237,125
    Provident Companies, Inc. ..........     2,800        116,200
    ReliaStar Financial Corp. ..........     3,000        138,375
    Selective Insurance Group, Inc. ....     4,500         90,562
    Torchmark Corp. ....................     4,600        162,437

                                           SHARES       VALUE
                                           ------       -----
    Transatlantic Holdings, Inc. .......     1,050   $     79,341
    UNUM Corp. .........................     4,200        245,175
                                                     ------------
                                                        5,276,097
                                                     ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. ................       342          6,968
    Rayonier, Inc. .....................     1,600         73,500
                                                     ------------
                                                           80,468
                                                     ------------
MACHINERY & EQUIPMENT -- 0.6%
    AGCO Corp. .........................     2,100         16,537
    Black & Decker Corp. ...............     2,700        151,369
    Caterpillar, Inc. ..................     6,700        308,200
    Danaher Corp. ......................     4,500        244,406
    Deere & Co. ........................     4,000        132,500
    Federal Signal Corp. ...............     2,400         65,700
    Flowserve Corp. ....................     2,900         48,031
    Gencorp, Inc. ......................     2,800         69,825
    Illinois Tool Works, Inc. ..........     4,200        243,600
    Ingersoll-Rand Co. .................     2,700        126,731
    Kennametal, Inc. ...................     1,200         25,500
    Pall Corp. .........................     5,400        136,687
    Precision Castparts Corp. ..........       700         30,975
    Sequa Corp. Cl-A*...................       700         41,912
    Smith International, Inc.*..........     2,000         50,375
    Sundstrand Corp. ...................     2,200        114,125
    Tecumseh Products Co. Cl-A..........     1,400         65,275
    Thermo Electron Corp.*..............     6,300        106,706
    Weatherford International, Inc. ....     2,320         44,950
                                                     ------------
                                                        2,023,404
                                                     ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Abbott Laboratories.................    19,900        975,100
    Allegiance Corp. ...................     3,300        153,862
    Baxter International, Inc. .........     4,800        308,700
    Beckman Coulter, Inc. ..............       900         48,825
    Becton Dickinson & Co. .............     6,800        290,275
    Bergen Brunswig Corp. Cl-A..........     3,800        132,525
    Boston Scientific Corp.*............     8,800        235,950
    Centocor, Inc.*.....................     2,200         99,275
    Forest Laboratories, Inc.*..........     3,400        180,837
    Genzyme Tissue Repair*..............        63            142
    Guidant Corp. ......................     2,600        286,650
    Hillenbrand Industries, Inc. .......     2,200        125,125
    Johnson & Johnson Co. ..............    16,600      1,392,325
    Medtronic, Inc. ....................     5,900        438,075
    Stryker Corp. ......................     3,400        187,212
    Sybron International Corp.*.........     3,700        100,594
                                                     ------------
                                                        4,955,472
                                                     ------------
METALS & MINING -- 0.2%
    Aluminum Co. of America.............     3,900        290,794
    Barrick Gold Corp. .................     8,000        156,000
    Brush Wellman, Inc. ................     2,400         41,850
    Carpenter Technology Corp. .........     2,200         74,663
    Nucor Corp. ........................     2,800        121,100
    Placer Dome, Inc. ..................     9,900        113,850
                                                     ------------
                                                          798,257
                                                     ------------

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--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
OFFICE EQUIPMENT -- 0.5%
    Herman Miller, Inc. ................     2,800   $     75,250
    Ikon Office Solutions, Inc. ........     2,300         19,694
    Office Depot, Inc.*.................     7,700        284,419
    Pitney Bowes, Inc. .................     4,900        323,706
    Standard Register Co. ..............     1,700         52,594
    Staples, Inc.*......................     7,750        338,578
    Wallace Computer Service, Inc. .....     2,900         76,488
    Xerox Corp. ........................     5,200        613,600
                                                     ------------
                                                        1,784,329
                                                     ------------
OIL & GAS -- 3.2%
    Amerada Hess Corp. .................     4,700        233,825
    Amoco Corp. ........................    11,900        718,463
    Anadarko Petroleum Corp. ...........     2,600         80,275
    Apache Corp. .......................     1,600         40,500
    Atlantic Richfield Co. .............     4,900        319,725
    BJ Services Co.*....................     9,000        140,625
    British Petroleum Co. PLC [ADR].....     3,000        268,875
    Chevron Corp. ......................     7,400        613,738
    El Paso Energy Corp. ...............     3,900        135,769
    ENI Co. SPA [ADR]...................     3,700        250,675
    Ensco International, Inc. ..........     5,500         58,781
    Exxon Corp. ........................    30,200      2,208,375
    Global Marine, Inc.*................     7,000         64,313
    Halliburton Co. ....................     5,800        171,825
    Helmerich & Payne, Inc. ............     1,800         34,875
    Keyspan Corp. ......................     4,500        139,500
    MCN Energy Group, Inc. .............     3,600         68,625
    Mobil Corp. ........................     9,000        784,125
    Murphy Oil Corp. ...................     2,400         99,000
    Nabors Industries, Inc.*............     4,300         58,319
    National Fuel Gas Co. ..............     2,000         90,375
    Noble Affiliates, Inc. .............     2,500         61,563
    Noble Drilling Corp.*...............     3,300         42,694
    Occidental Petroleum Corp. .........     8,900        150,188
    Phillips Petroleum Co. .............     4,000        170,500
    Ranger Oil Ltd.*....................     7,800         34,613
    Repsol SA [ADR].....................     3,000        163,875
    Royal Dutch Petroleum Co. ..........    33,600      1,608,600
    Schlumberger Ltd. ..................     6,700        309,038
    Shell Transport & Trading Co.
      [ADR].............................     6,000        223,125
    Societe Nationale Elf Aquitaine SA
      [ADR].............................     2,000        113,250
    Sonat, Inc. ........................     3,300         89,306
    Texaco, Inc. .......................     6,200        327,825
    Tidewater, Inc. ....................     2,700         62,606
    Tosco Corp. ........................     3,800         98,325
    Total SA [ADR]......................     3,900        194,025
    Transocean Offshore, Inc. ..........     2,800         75,075
    Ultramar Diamond Shamrock Corp. ....     2,800         67,900
    Union Pacific Resources Group,
      Inc. .............................     5,509         49,925
    Unocal Corp. .......................     5,200        151,775
    USX-Marathon Group..................     5,400        162,675
    Valero Energy Corp. ................     2,900         61,625
    Washington Gas Light Co. ...........     2,200         59,675
                                                     ------------
                                                       10,858,766
                                                     ------------

                                           SHARES       VALUE
                                           ------       -----
PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc. ......................     2,200   $     91,163
    Consolidated Papers, Inc. ..........     3,800        104,500
    Fort James Corp. ...................     4,100        164,000
    Georgia Pacific Group...............     1,500         87,844
    Georgia-Pacific Timber Group........     1,500         35,719
    Glatfelter, (P.H.) Co. .............     2,600         32,175
    International Paper Co. ............     5,000        224,063
    Kimberly-Clark Corp. ...............     8,400        457,800
    Wausau-Mosinee Paper Corp. .........     3,700         65,444
    Weyerhaeuser Co. ...................     4,500        228,656
                                                     ------------
                                                        1,491,364
                                                     ------------
PERSONAL SERVICES -- 0.1%
    Service Corp. International.........     5,300        201,731
                                                     ------------
PHARMACEUTICALS -- 3.6%
    American Home Products Corp. .......    16,600        934,788
    Biogen, Inc.*.......................     1,700        141,100
    Bristol-Meyers Squibb Co. ..........    12,300      1,645,894
    Cardinal Health, Inc. ..............     3,975        301,603
    Carter-Wallace, Inc. ...............     3,900         76,538
    Chiron Corp.*.......................     5,500        144,031
    Genzyme Corp.*......................     2,100        104,475
    Genzyme-Molecular Oncology*.........       226            734
    Glaxo Wellcome PLC [ADR]............     4,800        333,600
    ICN Pharmaceuticals, Inc. ..........     1,700         38,463
    Ivax Corp.*.........................     5,700         70,894
    Lilly, (Eli) & Co. .................    12,200      1,084,275
    McKesson Corp. .....................     2,600        205,563
    Merck & Co., Inc. ..................    14,900      2,200,544
    Monsanto Co. .......................     7,600        361,000
    Mylan Laboratories, Inc. ...........     4,000        126,000
    Perrigo Co.*........................     5,300         46,706
    Pfizer, Inc.........................    16,300      2,044,631
    Pharmacia & Upjohn, Inc. ...........     7,500        424,688
    Schering-Plough Corp. ..............    18,800      1,038,700
    Warner-Lambert Co. .................    11,400        857,138
    Watson Pharmaceuticals, Inc.*.......     3,400        213,775
                                                     ------------
                                                       12,395,140
                                                     ------------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. ........................     2,900         79,388
    Belo, (A.H.) Corp. Cl-A.............     3,400         67,788
    Donnelley, (R.R.) & Sons Co. .......     2,600        113,913
    Lexmark International Group, Inc.
      Cl-A*.............................     2,100        211,050
    McGraw-Hill Co., Inc. ..............     2,900        295,438
    Tribune Co. ........................     2,100        138,600
    Washington Post Co. Cl-B............       400        231,175
    Workflow Management, Inc.*..........       286          1,913
                                                     ------------
                                                        1,139,265
                                                     ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. ............................     5,100        172,125
    Kansas City Southern Industries,
      Inc. .............................     5,400        265,613
    Norfolk Southern Corp. .............     6,000        190,125
    Union Pacific Corp. ................     3,000        135,188
                                                     ------------
                                                          763,051
                                                     ------------

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T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
RESTAURANTS -- 0.3%
    Brinker International, Inc.*........     7,300   $    210,788
    Cracker Barrel Old Country Store,
      Inc. .............................     2,700         62,944
    Darden Restaurants, Inc. ...........     6,500        117,000
    McDonald's Corp. ...................     8,100        620,663
    Outback Steakhouse, Inc.*...........     2,400         95,700
    Tricon Global Restaurants, Inc.*....     1,480         74,185
                                                     ------------
                                                        1,181,280
                                                     ------------
RETAIL & MERCHANDISING -- 2.5%
    Ann Taylor Stores Corp.* ...........     1,600         63,100
    Barnes & Noble, Inc.* ..............     2,600        110,500
    Bed, Bath & Beyond, Inc.* ..........     5,200        177,450
    Best Buy Co., Inc.* ................     3,500        214,813
    BJ's Wholesale Club, Inc.* .........     2,000         92,625
    Circuit City Stores, Inc. ..........     2,000         99,875
    Costco Companies, Inc.* ............     3,900        281,531
    CVS Corp. ..........................     6,500        357,500
    Dayton-Hudson Corp. ................     7,400        401,450
    Dollar General Corp. ...............     3,515         83,042
    Family Dollar Stores, Inc. .........     5,300        116,600
    Fastenal Co. .......................     2,100         92,400
    Federated Department Stores,
      Inc.*.............................     3,500        152,469
    Gap, Inc. ..........................     8,025        451,406
    General Nutrition Companies,
      Inc.* ............................     3,900         63,375
    Home Depot, Inc. ...................    19,200      1,174,800
    Kohl's Corp.* ......................     5,600        344,050
    Lands' End, Inc.* ..................     3,000         80,813
    May Department Stores Co. ..........     3,900        235,463
    Meyer, (Fred), Inc.* ...............     3,000        180,750
    Micro Warehouse, Inc.* .............     2,600         87,913
    Nordstrom, Inc. ....................     1,900         65,906
    Payless Shoesource, Inc.* ..........     1,572         74,474
    Penney, (J.C.) Co., Inc. ...........     3,500        164,063
    Rite Aid Corp. .....................     2,600        128,863
    Saks, Inc.* ........................     4,400        138,875
    School Specialty, Inc.* ............       238          5,087
    Sears, Roebuck & Co. ...............     4,800        204,000
    Starbucks Corp.* ...................     2,600        145,925
    Tiffany & Co. ......................     2,000        103,750
    TJX Companies, Inc. ................     5,600        162,400
    Toys 'R' Us, Inc.* .................     6,920        116,775
    U.S. Office Products Co. ...........       537          2,089
    Wal-Mart Stores, Inc. ..............    25,900      2,109,231
    Walgreen Co. .......................     7,700        450,931
                                                     ------------
                                                        8,734,294
                                                     ------------
SEMICONDUCTORS -- 1.0%
    Atmel Corp.* .......................     4,600         70,438
    Intel Corp. ........................    21,200      2,513,525
    Motorola, Inc. .....................     8,100        494,606
    Xilinx, Inc.* ......................     4,900        319,113
                                                     ------------
                                                        3,397,682
                                                     ------------
TELECOMMUNICATIONS -- 5.4%
    ADC Telecommunications, Inc.* ......     5,900        205,025
    AirTouch Communications, Inc.* .....     7,200        519,300
    Aliant Communications, Inc. ........     1,800         73,575
    Alltel Corp. .......................     1,702        101,801

                                           SHARES       VALUE
                                           ------       -----
    Ameritech Corp. ....................    14,200   $    899,925
    Ascend Communications, Inc.* .......       825         54,244
    AT&T Corp. .........................    21,400      1,610,350
    Bell Atlantic Corp. ................    18,514      1,051,827
    BellSouth Corp. ....................    22,600      1,127,175
    British Telecommunications PLC
      [ADR] ............................     3,200        485,400
    Century Telephone Enterprises,
      Inc. .............................     4,200        283,500
    Cia de Telecomunicaciones de Chile
      SA [ADR] .........................     1,700         35,169
    Cincinnati Bell, Inc. ..............     4,300        162,594
    Comcast Corp. Cl-A .................     7,000        410,813
    Ericsson, (L.M.) Telephone Co.
      [ADR] ............................     9,600        229,800
    France Telecom SA [ADR] ............     9,700        765,694
    GTE Corp. ..........................    14,100        950,869
    Hong Kong Telecommunications Ltd.
      [ADR] ............................     9,245        162,365
    Leap Wireless International,
      Inc. .............................       400          2,900
    Lucent Technologies, Inc. ..........    15,252      1,677,720
    MCI WorldCom, Inc.* ................    22,797      1,635,685
    MediaOne Group, Inc.* ..............     9,100        427,700
    MetroNet Communications Corp.
      Warrants 144A* ...................       100          4,216
    Nextel Communications, Inc.
      Cl-A* ............................     3,600         85,050
    Nokia Corp. Cl-A [ADR] .............     3,600        433,575
    Northern Telecom Ltd. ..............     8,480        425,060
    Qualcomm, Inc. .....................     2,300        119,169
    SBC Communications, Inc. ...........    27,530      1,476,296
    Sprint Corp. (FON Group) ...........     6,200        521,575
    Sprint Corp. (PCS Group)* ..........     3,100         71,688
    TCA Cable TV, Inc. .................     3,200        114,200
    Tele-Communications, Inc. Cl-A* ....     5,700        315,281
    Telecomunicacoes Brasileiras SA Pfd.
      [ADR] ............................     3,300        239,869
    Telefonica SA [ADR] ................     1,632        220,932
    Telefonos de Mexico SA Cl-L
      [ADR] ............................     1,800         87,638
    Telephone & Data Systems, Inc. .....     2,500        112,344
    Tellabs, Inc.* .....................     2,500        171,406
    U. S. West, Inc. ...................     6,418        414,763
    Vodafone Group PLC [ADR] ...........     3,200        515,600
    Williams Companies, Inc. ...........    10,198        318,050
                                                     ------------
                                                       18,520,143
                                                     ------------
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. ..........     2,500         58,125
    CNF Transportation, Inc. ...........     2,200         82,638
    CSX Corp. ..........................     3,600        149,400
                                                     ------------
                                                          290,163
                                                     ------------
UTILITIES -- 1.8%
    Allegheny Energy, Inc. .............     4,400        151,800
    American Electric Power Co.,
      Inc. .............................     3,300        155,306
    American Water Works Co., Inc. .....     3,400        114,750
    Baltimore Gas & Electric Co. .......     2,700         83,363
    Calenergy, Inc.* ...................     2,400         83,250
    CMS Energy Corp. ...................     3,400        164,688
    Consolidated Edison, Inc. ..........     3,800        200,925

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--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Duke Energy Corp....................     6,100   $    390,781
    Edison International Co. ...........     7,800        217,425
    Empresa Nacional de Electridad SA
      [ADR] ............................     2,000         22,750
    Endesa SA [ADR] ....................     7,600        205,200
    Energy East Corp. ..................     3,400        192,100
    Enron Corp. ........................     5,400        308,138
    Entergy Corp. ......................     6,200        192,975
    FirstEnergy Corp. ..................     5,000        162,813
    Florida Progress Corp. .............     3,800        170,288
    FPL Group, Inc. ....................     3,700        228,013
    Idacorp, Inc. ......................     2,600         94,088
    Illinova Corp. .....................     2,700         67,500
    IPALCO Enterprises, Inc. ...........     2,400        133,050
    LG&E Energy Corp. ..................     4,400        124,575
    MidAmerican Energy Co. .............     3,800        102,125
    New Century Energies, Inc. .........     3,895        189,881
    New England Electric System ........     2,600        125,125
    Niagara Mohawk Power Corp.* ........    12,700        204,788
    NIPSCO Industries, Inc. ............     4,600        140,013
    Oklahoma Gas & Electric Co. ........     2,900         84,100
    PG&E Corp. .........................     8,200        258,300
    Pinnacle West Capital Co. ..........     2,300         97,463
    Potomac Electric Power Co. .........     4,900        128,931
    Public Service Co. of New Mexico ...     1,900         38,831
    SCANA Corp. ........................     3,600        116,100
    Southern Co. .......................    12,300        357,469
    Teco Energy, Inc. ..................     4,800        135,300
    Texas Utilities Co. ................     4,900        228,769
    Unicom Corp. .......................     4,200        161,963
    UtiliCorp United, Inc. .............     2,300         84,381
    Wisconsin Energy Corp. .............     3,700        116,319
                                                     ------------
                                                        6,033,636
                                                     ------------
TOTAL U.S. STOCK
  (Cost $102,069,797)...................              162,896,272
                                                     ------------
FOREIGN STOCK -- 7.1%
ADVERTISING -- 0.1%
    Asahi Tsushin -- (JPY) .............     9,000        215,432
                                                     ------------
AEROSPACE -- 0.0%
    Mitsubishi Heavy Industries Ltd. --
      (JPY) ............................    22,000         85,818
                                                     ------------
AIRLINES -- 0.0%
    KLM Royal Dutch Airlines NV --
      (NLG) ............................     3,000         90,799
    Singapore Airlines Ltd. -- (SGD) ...     7,000         51,335
                                                     ------------
                                                          142,134
                                                     ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    MAN AG -- (DEM) ....................     1,000        297,204
                                                     ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY) .........    15,000        341,101
                                                     ------------

                                           SHARES       VALUE
                                           ------       -----
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD) ..........    50,000   $    127,574
    Louis Vuitton Moet Hennessy --
      (FRF) ............................       660        130,676
                                                     ------------
                                                          258,250
                                                     ------------
BUILDING MATERIALS -- 0.1%
    Blue Circle Industries
      PLC -- (GBP) .....................    26,513        136,749
    Holderbank Financiere Glarus AG --
      (CHF) ............................       260        307,802
    Malayan Cement BHD -- (MYR)++ ......    30,750          7,758
                                                     ------------
                                                          452,309
                                                     ------------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG) .............     1,600         72,895
    BASF AG -- (DEM) ...................     8,000        305,250
    Bayer AG -- (DEM) ..................     7,600        319,192
    L'Air Liquide -- (FRF) .............     1,642        301,297
    Sumitomo Chemical Co. -- (JPY) .....    26,000        101,421
                                                     ------------
                                                        1,100,055
                                                     ------------
CLOTHING & APPAREL -- 0.2%
    Benetton Group SPA -- (ITL) ........    96,600        195,087
    Christian Dior SA -- (FRF) .........     1,200        132,760
    Kuraray Co. Ltd. -- (JPY) ..........    21,000        232,161
    Yue Yuen Industrial Holdings --
      (HKD) ............................    95,000        180,263
                                                     ------------
                                                          740,271
                                                     ------------
CONGLOMERATES -- 0.2%
    Cycle & Carriage Ltd. -- (SGD) .....    15,000         51,365
    GKN PLC -- (GBP) ...................    12,000        159,227
    Hutchison Whampoa Ltd. -- (HKD) ....    56,000        395,765
    Tomkins PLC -- (GBP) ...............    12,000         56,603
    Valmet Corp. -- (FIM) ..............     4,000         53,720
                                                     ------------
                                                          716,680
                                                     ------------
CONSTRUCTION -- 0.1%
    Compagnie Francaise d'Etudes et de
      Construction Technip -- (FRF) ....     3,300        310,741
    Matsushita Electric Works Ltd. --
      (JPY) ............................    15,000        153,595
                                                     ------------
                                                          464,336
                                                     ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY) .................    11,000        222,835
    Kao Corp. -- (JPY) .................    26,000        587,784
    Orkla ASA Cl-A -- (NOK) ............     7,600        113,221
                                                     ------------
                                                          923,840
                                                     ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.4%
    Johnson Electric Holdings Ltd.  --
      (HKD) ............................   187,200        480,866
    Mitsubishi Electric
      Corp. -- (JPY) ...................    27,000         84,976
    Omron Corp. -- (JPY) ...............    24,000        317,031
    Sharp Corp. -- (JPY) ...............     9,000         81,306
    Siemans AG -- (DEM) ................     3,700        243,257
    Sony Corp. -- (JPY) ................     3,000        218,890
                                                     ------------
                                                        1,426,326
                                                     ------------

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--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
FINANCIAL-BANK & TRUST -- 1.5%
    Abbey National PLC -- (GBP) ........    28,000   $    599,571
    ABN AMRO Holding NV  -- (NLG) ......     8,000        168,383
    Banca Commerciale Italia NA --
      (ITL) ............................    61,000        421,738
    Bank of Scotland -- (GBP) ..........    20,208        241,072
    Bankgesellschaft Berlin
      AG -- (DEM).......................    10,050        164,732
    Barclays PLC -- (GBP) ..............    15,191        327,563
    Deutsche Bank AG -- (DEM) ..........     2,800        165,224
    Developmental Bank of Singapore
      Ltd. -- (SGD) ....................     4,400         39,734
    Dresdner Bank AG  -- (DEM) .........     4,500        188,590
    HSBC Holdings PLC -- (GBP) .........    18,000        488,162
    ING Groep NV -- (NLG) ..............    10,153        619,458
    KBC Bancassurance Holdings NV --
      (BEF) ............................     5,300        419,646
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD) ....................     6,000         40,728
    Svenska Handlesbanken
      Cl-A -- (SEK).....................     7,300        308,012
    Toronto Dominion Bank -- (CAD) .....     4,100        143,612
    UBS AG -- (CHF) ....................     3,481      1,069,533
    Westpac Banking Corp.
      Ltd. -- (AUD).....................    10,000         66,979
                                                     ------------
                                                        5,472,737
                                                     ------------
FINANCIAL SERVICES -- 0.4%
    Holding Di Partecipazioni
      Industriali SPA  -- (ITL) ........    45,000         34,059
    Mediobanca SPA -- (ITL) ............    27,200        378,581
    Societe Generale -- (FRF) ..........     2,572        416,695
    Unidanmark AS Cl-A -- (DKK) ........     4,500        406,562
                                                     ------------
                                                        1,235,897
                                                     ------------
FOOD -- 0.4%
    Cadbury Schweppes PLC  -- (GBP) ....     1,400         23,876
    CSM NV -- (NLG) ....................     2,400        138,629
    Danisco AS -- (DKK) ................     4,000        216,833
    Eridania Beghin-Say SA -- (FRF) ....     1,800        311,600
    Huhtamaki Co. -- (FIM) .............     1,500         57,473
    Nestle SA -- (CHF) .................       380        827,242
                                                     ------------
                                                        1,575,653
                                                     ------------
INSURANCE -- 0.3%
    AXA SA -- (FRF) ....................     4,500        652,523
    CKAG Colonia Konzern AG -- (DEM) ...     1,500        170,217
    Sumitomo Marine & Fire Insurance
      Co.-- (JPY) ......................    30,000        190,431
                                                     ------------
                                                        1,013,171
                                                     ------------
MACHINERY & EQUIPMENT -- 0.1%
    ABB AG -- (CHF) ....................       160        187,553
    SIG Holding AG -- (CHF) ............       280        165,128
                                                     ------------
                                                          352,681
                                                     ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Smith and Nephew PLC -- (GBP) ......    38,000        118,230
    Terumo Corp.  -- (JPY) .............    26,000        613,139
                                                     ------------
                                                          731,369
                                                     ------------

                                           SHARES       VALUE
                                           ------       -----
METALS & MINING -- 0.1%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR) ....................    12,000   $    164,621
    Lonrho Africa PLC -- (GBP) .........     6,498          6,003
    Rio Tinto Ltd. -- (AUD) ............     6,000         71,230
                                                     ------------
                                                          241,854
                                                     ------------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY) ...............     9,000        192,692
    Ricoh Co. Ltd. -- (JPY) ............    13,000        120,092
                                                     ------------
                                                          312,784
                                                     ------------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD) ...............    32,000         85,969
    Societe Nationale Elf Aquitaine
      SA -- (FRF) ......................     1,100        127,211
                                                     ------------
                                                          213,180
                                                     ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF) ..................       160        198,037
    Kimberly-Clark de Mexico SA Cl-A --
      (MXP) ............................    10,000         31,750
    Svenska Cellulosa AB
      Cl-B -- (SEK) ....................     3,500         76,429
                                                     ------------
                                                          306,216
                                                     ------------
PHARMACEUTICALS -- 0.5%
    Altana AG -- (DEM) .................     2,100        149,728
    Astra AB Cl-B -- (SEK) .............    14,666        298,548
    Gehe AG -- (DEM) ...................     2,150        144,579
    Novartis AG -- (CHF) ...............       180        353,846
    Novartis AG Bearer -- (CHF) ........       160        314,530
    Takeda Chemical
      Industries -- (JPY)...............    13,000        501,345
                                                     ------------
                                                        1,762,576
                                                     ------------
PRINTING & PUBLISHING -- 0.2%
    Dai Nippon Printing Co.
      Ltd. -- (JPY).....................    12,000        191,708
    Elsevier NV -- (NLG) ...............    12,000        168,170
    Pearson PLC -- (GBP) ...............    11,600        230,251
                                                     ------------
                                                          590,129
                                                     ------------
REAL ESTATE -- 0.1%
    Cheung Kong Holdings
      Ltd. -- (HKD).....................    38,000        273,460
    DBS Land Ltd. -- (SGD) .............    25,000         36,819
                                                     ------------
                                                          310,279
                                                     ------------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF) ......................       150        113,292
    Mauri Co. Ltd. -- (JPY) ............     7,000        134,977
    Pinault-Printemps Redoute SA --
      (FRF) ............................     2,100        401,503
    Tesco PLC -- (GBP) .................   101,829        290,139
                                                     ------------
                                                          939,911
                                                     ------------
TELECOMMUNICATIONS -- 0.4%
    Nippon Telegraph & Telephone
      Corp. -- (JPY) ...................       280        216,460
    Telecom Corp. of New Zealand Ltd. --
      (NZD) ............................    22,000         95,879
    Telecom Italia Mobile
      SPA -- (ITL) .....................    75,000        554,918

                                       75
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--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Telecom Italia SPA -- (ITL) ........    41,666   $    356,294
    Telekom Malaysia BHD -- (MYR)++ ....       100            184
                                                     ------------
                                                        1,223,735
                                                     ------------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP)....................    17,775        207,463
                                                     ------------
UTILITIES -- 0.2%
    Electrabel SA -- (BEF)..............       720        316,481
    Hong Kong Electric Holdings Ltd. --
      (HKD).............................    30,000         91,003
    Veba AG -- (DEM)....................     6,500        385,195
                                                     ------------
                                                          792,679
                                                     ------------
TOTAL FOREIGN STOCK
  (Cost $18,647,531)....................               24,446,070
                                                     ------------

                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 11.2%
AEROSPACE -- 0.2%
    Boeing Co. Notes
      6.35%, 06/15/03..................  $   120       124,800
    Dyncorp, Inc. Sr. Sub. Notes
      9.50%, 03/01/07..................      300       297,750
    Raytheon Co. Notes
      6.50%, 07/15/05..................      350       361,813
                                                  ------------
                                                       784,363
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Trident Automotive PLC Sr. Sub.
      Notes Cl-B
      10.00%, 12/15/05.................      250       261,875
                                                  ------------
AUTOMOTIVE PARTS -- 0.1%
    Federal Mogul Corp. Notes
      7.75%, 07/01/06..................      300       301,500
    Safelite Glass Corp. Sr. Sub. Notes
      144A
      9.875%, 12/15/06.................      200       186,000
                                                  ------------
                                                       487,500
                                                  ------------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc. Debs
      7.00%, 12/01/25..................      150       156,938
    Seagram, (J.) & Sons Co.
      Guarantee Notes
      7.60%, 12/15/28..................    1,000     1,007,500
                                                  ------------
                                                     1,164,438
                                                  ------------
BROADCASTING -- 0.2%
    Chancellor Media Corp. LA Sr. Sub.
      Notes Cl-B
      8.125%, 12/15/07.................      350       348,250
    TV Azteca SA de CV Sr. Notes Cl-B
      10.50%, 02/15/07.................      200       168,500


                                           PAR
                                          (000)      VALUE
                                          -----      -----
Young Broadcasting, Inc. Sr. Sub.
      Notes
      10.125%, 02/15/05................      150       157,500
                                                  ------------
                                                       674,250
                                                  ------------
BUILDING MATERIALS -- 0.1%
    American Standard, Inc. Debs.
      9.25%, 12/01/16..................  $    15  $     15,356
    Associated Materials, Inc. Notes
      9.25%, 03/01/08..................      350       347,375
    Koppers Industry, Inc. Co.
      Guarantee Notes
      9.875%, 12/01/07.................       75        73,500
                                                  ------------
                                                       436,231
                                                  ------------
BUSINESS SERVICES -- 0.1%
    Iron Mountain, Inc. Sr. Sub. Notes
      8.75%, 09/30/09..................      125       129,063
    Muzak, Inc. L.P. Notes
      10.00%, 10/01/03.................      225       232,875
                                                  ------------
                                                       361,938
                                                  ------------
CHEMICALS -- 0.3%
    American Pacific Corp. Sr. Notes
      9.25%, 03/01/05..................      300       309,000
    Furon Co. Sr. Sub. Notes
      8.125%, 03/01/08.................      200       199,250
    Scotts Co. Sr. Sub. Notes
      9.875%, 08/01/04.................      100       106,125
    Sovereign Specialty Chemicals Sr.
      Sub. Notes Cl-B
      9.50%, 08/01/07..................      250       248,750
                                                  ------------
                                                       863,125
                                                  ------------
CLOTHING & APPAREL -- 0.3%
    Delta Mills, Inc. Sr. Notes
      9.625%, 09/01/07.................      125       123,125
    Dyersburg Corp. Co. Guarantee Notes
      Cl-B
      9.75%, 09/01/07..................      175       159,250
    Synthetic Industries, Inc. Sr. Sub.
      Notes
      9.25%, 02/15/07..................      250       257,813
    Westpoint Stevens, Inc. Sr. Notes
      7.875%, 06/15/08.................      350       359,625
                                                  ------------
                                                       899,813
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    American Business Information, Inc.
      Sr. Sub. Notes 144A
      9.50%, 06/15/08..................       75        64,500
    Verio, Inc. Sr. Notes
      10.375%, 04/01/05................      150       148,500
                                                  ------------
                                                       213,000
                                                  ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc. Sr.
      Notes
      8.625%, 12/01/06.................      150       159,000
                                                  ------------

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--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CONSUMER PRODUCTS & SERVICES -- 0.6%
    American Safety Razor Co. Sr. Notes
      9.875%, 08/01/05.................  $   150  $    151,313
    Bally Total Fitness Holding Corp.
      Sr. Sub. Notes Cl-B
      9.875%, 10/15/07.................      225       220,500
    Chattem, Inc. Notes
      12.75%, 06/15/04.................      350       391,125
    Doane Pet Care Co. Sr. Sub. Notes
      144A
      9.75%, 05/15/07..................      359       367,975
    Herff Jones, Inc. Sr. Sub. Notes
      11.00%, 08/15/05.................      250       272,500
    Holmes Products Corp. Sr. Sub.
      Notes Cl-B
      9.875%, 11/15/07.................      250       224,688
    Protection One Alarm, Inc. Sr.
      Disc. Notes [STEP]
      13.625%, 06/30/05................      130       146,900
    Protection One Alarm, Inc. Sr. Sub
      Notes
      8.125%, 01/15/09.................      220       221,100
                                                  ------------
                                                     1,996,101
                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
    Container Corp. of America Sr.
      Notes
      9.75%, 04/01/03..................      150       151,688
      11.25%, 05/01/04.................      100       104,000
    Plastic Containers, Inc. Sr. Notes
      Cl-B
      10.00%, 12/15/06.................      250       262,813
    U.S. Can Corp. Sr. Sub. Notes
      10.125%, 10/15/06................      150       158,063
                                                  ------------
                                                       676,564
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    HCC Industries, Inc. Sr. Sub. Notes
      10.75%, 05/15/07.................      250       241,250
    Viasystems, Inc. Sr. Sub. Notes
      9.75%, 06/01/07..................      125       118,750
                                                  ------------
                                                       360,000
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.5%
    Cinemark USA Inc., Sr. Sub Notes
      Cl-B
      8.50%, 08/01/08..................      350       349,563
    Grand Casinos, Inc. First Mtge.
      10.125%, 12/01/03................      150       163,500
    Rio Hotel & Casino, Inc. Notes
      9.50%, 04/15/07..................      100       109,125
    Rio Hotel & Casino, Inc. Sr. Sub.
      Notes
      10.625%, 07/15/05................      150       163,125
    Six Flags Entertainment Corp. Sr.
      Notes
      8.875%, 04/01/06.................      175       182,000
    Six Flags Theme Parks Corp. Sr.
      Sub. Notes Cl-A [STEP]
      12.25%, 06/15/05.................      150       167,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Time Warner Entertainment Co. Debs
      7.25%, 09/01/08..................  $   500  $    551,250
                                                  ------------
                                                     1,685,813
                                                  ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Sr. Notes Cl-D
      11.75%, 11/15/05.................      125       136,406
                                                  ------------
FARMING & AGRICULTURE -- 0.1%
    Purina Mills, Inc. Sr. Sub. Notes
      9.00%, 03/15/10..................      350       360,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 0.9%
    Aristar, Inc. Sr. Notes
      7.875%, 02/15/99.................      200       200,500
    Banesto Delaware Sub. Notes
      8.25%, 07/28/02..................       50        53,313
    Bank of Nova Scotia Sub. Notes
      6.25%, 09/15/08..................       50        50,563
    BankAmerica Corp. Sub. Notes
      6.85%, 03/01/03..................      150       156,563
    BankUnited Capital Trust Corp. Cl-B
      10.25%, 12/31/26.................      250       253,750
    CoreStates Home Equity Trust Corp.
      Cl-A
      6.65%, 05/15/09..................       45        45,697
    First Federal Financial, Inc. Notes
      11.75%, 10/01/04.................      125       132,500
    Freddie Mac Corp. Debs.
      5.97%, 03/02/01..................    1,500     1,502,009
    MBNA Corp. Sr. Medium Term Notes
      6.15%, 10/01/03..................      450       455,625
    NationsBank Texas Corp. Sr. Notes
      6.75%, 08/15/00..................      150       154,125
    Provident Bank Corp. Sub. Notes
      7.125%, 03/15/03.................      175       184,625
                                                  ------------
                                                     3,189,270
                                                  ------------
FINANCIAL SERVICES -- 1.8%
    Ahmanson, (H.F.) & Co. Sr. Notes
      9.875%, 11/15/99.................      100       103,709
    American Express Master Trust
      7.60%, 08/15/02..................      500       526,888
    Associates Corp. of North America
      Sr. Notes
      7.70%, 03/15/00..................       50        51,375
    Banque Paribas-NY Sub. Notes
      6.875%, 03/01/09.................    1,500     1,507,500
    Chrysler Financial Corp. Notes
      8.46%, 01/19/00..................      200       206,500
    Ciesco L.P. Notes
      7.38%, 04/19/00..................      250       256,250
    Enhance Financial Services Group,
      Inc. Debs.
      6.75%, 03/01/03..................      300       315,375
    Intertek Finance PLC Sr. Sub. Notes
      Cl-B
      10.25%, 11/01/06.................      250       232,500
    Ocwen Capital Corp. Trust I Notes
      10.875%, 08/01/27................      150       124,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Salomon, Inc. Sr. Notes
      6.75%, 02/15/03..................  $   500  $    518,125
    Salomon Smith Barney Holding, Inc.
      Notes
      6.625%, 06/01/00.................      200       202,750
    Simon Debartolo Group, Inc. L.P.
      Notes
      7.00%, 07/15/09..................      525       509,906
    USF&G Capital II Cl-B
      8.47%, 01/10/27..................      500       584,375
    Wells Fargo & Co. Sub. Notes
      6.25%, 04/15/08..................      700       727,125
                                                  ------------
                                                     5,866,878
                                                  ------------
FOOD -- 0.3%
    Archibald Candy Corp. Notes
      10.25%, 07/01/04.................       75        76,125
    B&G Foods, Inc. Notes
      9.625%, 08/01/07.................      350       343,875
    Keebler Corp. Sr. Sub. Notes
      10.75%, 07/01/06.................      250       272,500
    Mrs. Fields Original Cookies Co.
      Sr. Notes
      10.125%, 12/01/04................      100        96,000
    Shoppers Food Warehouse Corp. Notes
      9.75%, 06/15/04..................      100       109,500
                                                  ------------
                                                       898,000
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    Quest Diagnostic, Inc. Sr. Sub.
      Notes
      10.75%, 12/15/06.................      125       138,594
                                                  ------------
HOTELS & MOTELS -- 0.1%
    Courtyard by Marriott Sr. Notes
      10.75%, 02/01/08.................      150       156,000
    Host Marriott Travel Plaza Corp.
      Sr. Notes Cl-B
      9.50%, 05/15/05..................      150       157,125
                                                  ------------
                                                       313,125
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Apcoa Standard Parking, Inc. Sr.
      Sub. Notes
      9.25%, 03/15/08..................      350       329,000
    Paragon Corp. Holdings, Inc. Co.
      Guarantee Notes Cl-B
      9.625%, 04/01/08.................      175       147,000
                                                  ------------
                                                       476,000
                                                  ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. Notes
      144A
      7.50%, 12/15/23..................      420       438,375
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Hawk Corp. Sr. Notes
      10.25%, 12/01/03.................      200       211,750
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 0.0%
    Freeport-McMoRan Resource Partners,
      Inc. L.P. Sr. Notes
      7.00%, 02/15/08..................  $   150  $    157,313
                                                  ------------
OIL & GAS -- 0.1%
    Flores & Rucks, Inc. Sr. Sub. Notes
      9.75%, 10/01/06..................       50        51,750
    Pride Petroleum Services, Inc. Sr.
      Notes
      9.375%, 05/01/07.................      250       236,250
    Tenneco, Inc. Notes
      8.20%, 11/15/99..................       55        56,306
      8.075%, 10/01/02.................      150       159,750
                                                  ------------
                                                       504,056
                                                  ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc. Sr. Sub. Notes
      10.875%, 06/01/06................       75        79,875
                                                  ------------
PRINTING & PUBLISHING -- 0.1%
    Sun Media Corp. Sr. Sub Notes
      9.50%, 05/15/07..................      163       180,115
                                                  ------------
REAL ESTATE -- 0.1%
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-B
      7.875%, 08/01/08.................      350       341,688
                                                  ------------
RESTAURANTS -- 0.0%
    McDonald's Corp. Notes
      6.625%, 09/01/05.................      100       107,625
                                                  ------------
RETAIL & MERCHANDISING -- 0.5%
    Dayton-Hudson Corp. Notes
      5.875%, 11/01/08.................    1,500     1,518,750
    Specialty Retailers, Inc. Co.
      Guarantee Notes Cl-B
      8.50%, 07/15/05..................      250       225,000
    Wal-Mart Stores, Inc. Debs.
      7.25%, 06/01/13..................       85        97,963
                                                  ------------
                                                     1,841,713
                                                  ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor Corp. Sr.
      Sub. Notes
      10.125%, 03/15/07................      125       125,000
                                                  ------------
TELECOMMUNICATIONS -- 2.4%
    Comcast Cable Communication, Inc.
      Notes
      8.125%, 05/01/04.................      400       443,500
    Communication & Power Industries,
      Inc. Sr. Sub. Notes
      12.00%, 08/01/05.................      250       263,125
    Frontiervision Sr. Sub. Notes
      11.00%, 10/15/06.................      150       166,313
    Fundy Cable Ltd., Sr. Notes
      11.00%, 11/15/05.................      150       159,750
    ICG Holding, Inc. [STEP]
      10.621%, 09/15/05................      250       207,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.50%, 01/15/08..................  $   350  $    336,000
    International Wire Group, Inc.
      Notes Cl-B
      11.75%, 06/01/05.................      250       265,625
    L-3 Communications Corp. Sr. Sub.
      Notes Cl-B
      10.375%, 05/01/07................      175       192,500
    Lucent Technologies, Inc. Notes
      6.90%, 07/15/01..................      500       523,125
    Marcus Cable Operating Co. Sr.
      Disc. Notes [STEP]
      11.302%, 08/01/04................      250       250,313
    Mastec, Inc. Sr. Sub. Notes
      7.75%, 02/01/08..................      250       238,750
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................      100       111,500
    Microcell Telecommunications, Inc.
      Notes [STEP]
      11.144%, 06/01/06................      125        95,000
    Nextel Communications, Inc. Sr.
      Disc. Notes [STEP]
      10.098%, 10/31/07................      500       305,000
    NEXTLINK Communications, Inc. Sr.
      Notes
      12.50%, 04/15/06.................      125       136,563
    Pegasus Communications Corp. Sr.
      Notes Cl-B
      9.625%, 10/15/05.................      250       250,000
    Price Communications Corp. Sr.
      Notes 144A
      9.125%, 12/15/06.................      350       362,688
    PSINet, Inc. Sr. Notes Cl-B
      10.00%, 02/15/05.................      150       148,500
    Qwest Communications International,
      Inc. Sr. Disc. Notes [STEP]
      8.30%, 10/15/07..................      350       273,000
    Qwest Communications International,
      Inc. Sr. Notes 144A
      7.50%, 11/01/08..................       75        78,469
    Rogers Cablesystems of America,
      Inc. Sr. Notes Cl-B
      10.00%, 03/15/05.................      125       140,781
    Sitel Corp. Co. Guarantee Sr. Sub.
      Notes
      9.25%, 03/15/06..................      100        80,000
    Sprint Capital Corp. Co. Guarantee
      Notes
      6.125%, 11/15/08.................    1,000     1,023,750

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    United Telecommunications, Inc.
      Debs.
      9.75%, 04/01/00..................  $   250  $    263,750
    WorldCom, Inc. Sr. Notes
      7.75%, 04/01/07..................    1,500     1,689,375
                                                  ------------
                                                     8,004,877
                                                  ------------
TRANSPORTATION -- 0.3%
    Allied Holdings, Inc. Notes Cl-B
      8.625%, 10/01/07.................      250       251,250
    Coach USA, Inc. Notes Cl-B
      9.375%, 07/01/07.................      175       180,250
    Stena AB Sr. Notes
      10.50%, 12/15/05.................      350       356,125
    Union Tank Car Co. Notes
      7.125%, 02/01/07.................      150       164,438
                                                  ------------
                                                       952,063
                                                  ------------
UTILITIES -- 0.9%
    Citizens Utilities Co. Debs.
      8.45%, 09/01/01..................      335       361,381
    Commonwealth Edison Co. Notes
      9.00%, 10/15/99..................      250       256,563
    Energy Corp. of America Sr. Sub.
      Notes Cl-A
      9.50%, 05/15/07..................      250       228,750
    Entergy Louisiana, Inc. First Mtge.
      6.50%, 03/01/08..................    1,000     1,050,000
    Niagara Mohawk Power Corp. Sr.
      Disc. Notes Cl-H [STEP]
      8.539%, 07/01/10.................      400       307,000
    Niagara Mohawk Power Corp. Sr.
      Notes Cl-G
      7.75%, 10/01/08..................      150       162,750
    Northland Cable Television, Inc.
      Sr. Sub. Notes
      10.25%, 11/15/07.................      250       263,750
    Pacific Gas & Electric Co. First
      Mtge.
      6.75%, 12/01/00..................      200       201,250
    Public Service Electric & Gas First
      Mtge.
      7.00%, 09/01/24..................      300       307,875
    Southern California Edison Corp.
      Notes
      6.50%, 06/01/01..................      100       102,875
                                                  ------------
                                                     3,242,194
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $38,993,550).........................             39,395,520
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 9.1%
    Federal Agricultural Mortgage Corp.
      13.226%, 04/06/03 [ZCB]..........  $ 1,000  $    806,092
                                                  ------------
    Federal Home Loan Mortgage Corp.
      7.50%, 07/15/20..................        1         1,111
                                                  ------------
    Federal National Mortgage Assoc.
      5.352%, 09/25/23 [PO]............    2,579     2,527,501
      7.00%, 04/18/22..................    1,000     1,015,644
      12.50%, 10/15/15.................    3,791     4,280,687
                                                  ------------
                                                     7,823,832
                                                  ------------
    Government National Mortgage Assoc.
      6.00%, 10/15/23-05/15/26.........    2,517     2,497,050
      6.50%, 02/15/24-01/01/29.........    9,343     9,439,531
      7.00%, 09/15/23-02/15/27.........    7,309     7,491,103
      7.50%, 06/15/24-06/15/26.........    1,024     1,056,811
      8.00%, 05/15/16-07/15/26.........      805       835,329
      8.50%, 06/15/16-10/15/26.........    1,264     1,340,343
      9.00%, 07/15/16-05/15/17.........       75        80,252
      9.50%, 10/15/09-01/15/20.........       24        25,494
      10.00%, 11/15/09.................        8         8,344
      10.50%, 08/15/15.................        6         6,841
      11.50%, 06/15/10-09/15/15........      112       126,575
      12.00%, 09/15/13-01/15/14........        3         3,438
                                                  ------------
                                                    22,911,111
                                                  ------------
    Tennessee Valley Authority Notes
      6.875%, 12/15/43.................       40        41,700
      7.25%, 07/15/43..................       20        21,325
                                                  ------------
                                                        63,025
                                                  ------------
    (Cost $29,945,672).................             30,799,079
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 16.7%
    U.S. Treasury Bonds
      5.50%, 08/15/28..................    7,000     7,336,896
      6.00%, 02/15/26..................      100       109,392
      6.625%, 02/15/27.................    3,250     3,838,080
      6.75%, 08/15/26..................    9,325    11,181,254
      6.875%, 08/15/25.................      300       364,511
      7.125%, 02/15/23.................      240       295,434
      7.625%, 02/15/25.................      300       395,409
      11.625%, 11/15/02................      100       123,985
                                                  ------------
                                                    23,644,961
                                                  ------------
    U.S. Treasury Notes
      5.625%, 05/15/01.................   16,375    17,219,792
      5.75%, 08/15/03..................      665       694,746
      5.875%, 11/15/05.................      425       454,230
      6.00%, 06/30/99..................    3,500     3,525,742
      6.125%, 09/30/00-08/15/07........    2,150     2,343,217
      6.25%, 05/31/00-02/15/07.........    2,100     2,302,118
      6.375%, 05/15/99.................    1,950     1,962,462
      6.50%, 10/15/06..................    3,850     4,283,505
      6.75%, 05/31/99..................      460       463,959

                                           PAR
                                          (000)      VALUE
                                          -----      -----
      6.875%, 03/31/00.................  $   250  $    256,644
      7.50%, 02/15/05..................      250       286,379
                                                  ------------
                                                    33,792,794
                                                  ------------
    (Cost $54,043,365).................             57,437,755
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09..................    1,799     1,799,025
    Government National Mtge. Assoc.
      Series 1998-22 Cl-Za
      6.50%, 09/20/28..................    2,150     2,105,544
                                                  ------------
    (Cost $3,926,409)..................              3,904,569
                                                  ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                        ---------
FOREIGN BONDS -- 1.7%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%, 08/15/03.................        20          14,660
                                                    ------------
BELGIUM -- 0.0%
    Belgium Kingdom Government
      7.25%, 04/29/04.................     1,550          52,967
                                                    ------------
CANADA -- 0.1%
    Canadian Government
      8.50%, 04/01/02.................       380         274,491
      6.50%, 06/01/04.................       110          77,505
      9.75%, 06/01/21.................        10          10,350
                                                    ------------
                                                         362,346
                                                    ------------
DENMARK -- 0.0%
    Kingdom of Denmark
      7.00%, 12/15/04.................       275          49,816
                                                    ------------
FRANCE -- 0.3%
    French O.A.T
      8.50%, 11/25/02.................     1,406         298,642
      8.25%, 02/27/04.................       264          57,847
      5.50%, 04/25/07.................     3,000         597,206
      8.50%, 04/25/23.................        50          13,861
                                                    ------------
                                                         967,556
                                                    ------------
GERMANY -- 0.3%
    Deutscheland Republic
      8.50%, 08/21/00.................       375         243,888
      8.375%, 05/21/01................       410         274,971
      6.50%, 07/15/03.................       110          74,433
      6.00%, 07/04/07.................       838         578,175
                                                    ------------
                                                       1,171,467
                                                    ------------
ITALY -- 0.1%
    Italian Government
      11.50%, 03/01/03................   275,000         215,728
      8.50%, 08/01/04.................    45,000          33,776
                                                    ------------
                                                         249,504
                                                    ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
JAPAN -- 0.7%
    European Investment Bank
      4.625%, 02/26/03................    53,000    $    534,480
      3.00%, 09/20/06.................   102,000         975,495
    International Bank Recovery &
      Development Global Bonds
      6.75%, 03/15/00.................    14,000         133,426
    Japanese Government
      4.50%, 06/20/03.................    33,500         337,950
                                                    ------------
                                                       1,981,351
                                                    ------------
NETHERLANDS -- 0.0%
    Netherlands Government
      5.75%, 01/15/04.................       115          67,407
                                                    ------------
SPAIN -- 0.0%
    Spanish Government
      8.00%, 05/30/04.................     6,400          55,189
                                                    ------------
UNITED KINGDOM -- 0.2%
    United Kingdom Treasury
      9.00%, 03/03/00.................        85         147,449
      8.00%, 06/10/03.................        91         172,710
      7.50%, 12/07/06.................       164         327,602
                                                    ------------
                                                         647,761
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $5,170,125)...................                 5,620,024
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                         -------    ------------
COMMERCIAL PAPER -- 7.7%
    ABB Treasury Center+
      4.90%, 02/18/99.................   $ 1,300    $  1,291,507
    Commerzbank U.S. Finance, Inc.
      5.90%, 01/14/99.................     4,045       4,036,382
    Equilon Enterprises LLC
      5.80%, 01/14/99.................     8,000       7,983,244
    Federal Home Loan Banks Disc.
      Notes
      4.50%, 01/04/99.................     3,652       3,650,631
    Island Finance Puerto Rico
      5.55%, 02/05/99.................     5,838       5,806,499
    National Australia Funding
      5.35%, 01/08/99.................     1,000         998,960
    Novartis Finance Corp.+
      5.80%, 01/13/99.................     2,322       2,317,511
                                                    ------------
    (Cost $26,084,734)................                26,084,734
                                                    ------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $278,881,183).................               350,584,023
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9%)....................                (6,386,639)
                                                    ------------
NET ASSETS -- 100.0%..................              $344,197,384
                                                    ============

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 1.0% of net assets.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 42.6%
    Federal Home Loan Mortgage Corp.
      6.00%, 01/14/29 [TBA].........  $   16,200   $   16,002,522
      6.50%, 01/12/29 [TBA].........      52,200       52,583,148
      7.00%, 04/25/19 [IO]..........         133            9,700
      7.681%, 02/01/24 [VR].........       1,256        1,285,443
      8.25%, 08/01/17...............         411          428,396
                                                   --------------
                                                       70,309,209
                                                   --------------
    Federal National Mortgage Assoc.
      5.50%, 01/14/29[TBA]..........      20,000       19,268,750
      6.00%, 07/01/12-12/01/28......      65,451       65,267,193
      6.149%, 10/01/27-06/01/28
        [VR]........................       2,406        2,422,942
      6.25%, 05/25/08 [IO]..........         236           57,004
      6.50%, 06/25/14 [IO]..........         125              775
      6.50%, 01/14/29 [TBA].........      48,500       48,825,920
      6.581%, 11/01/27 [VR].........      24,338       24,977,016
      6.90%, 05/25/23...............         220          224,038
      7.411%, 01/01/24 [VR].........         172          176,987
      7.50%, 04/01/24...............       2,725        2,801,240
      9.40%, 07/25/03...............         150          155,968
                                                   --------------
                                                      164,177,833
                                                   --------------
    Government National Mortgage
      Assoc.
      6.50%, 09/15/23-01/22/29......      28,890       28,903,228
      6.50%, 01/22/29 [TBA].........       8,420        8,505,547
      6.625%, 08/20/23-09/20/24
        [VR]........................      11,532       11,662,183
      6.875%, 03/20/17-03/20/24
        [VR]........................      13,589       13,767,470
      6.875%, 01/20/26-02/20/27.....      27,505       27,904,821
      7.00%, 10/20/23-12/20/25
        [VR]........................       9,930       10,072,868
      7.00%, 11/20/26-12/20/26......      20,395       20,767,389
      7.50%, 12/20/23...............         322          330,464
                                                   --------------
                                                      121,913,970
                                                   --------------
    Student Loan Marketing Assoc.
      Series 1995-1 Cl-A1 [FRN]
      5.327%, 04/25/04..............       6,707        6,639,895
    Student Loan Marketing Assoc.
      Series 1998-2 Cl-A1 [VR]
      5.108%, 04/25/07..............      18,946       18,714,919
                                                   --------------
                                                       25,354,814
                                                   --------------
    (Cost $379,124,724).............                  381,755,826
                                                   --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 17.7%
    Citicorp Mtge. Securities, Inc.
      [VR]
      7.256%, 10/25/22..............         354          354,752
    CMC Securities Corp. III
      Series 1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       36,647,607
    Collateralized Mtge. Securities
      Corp. [VR]
      7.985%, 05/01/17..............         363          371,350
    Contimortgage Home Equity Loan
      Trust Cl-A2
       5.705%, 10/15/12.............      13,450       13,449,668

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Countrywide Adjustable Rate
       Mtge. [VR]
       7.791%, 03/25/24.............  $      282   $      290,975
       8.236%, 11/25/24.............         224          228,845
    Credit Suisse First Boston, Inc.
       Series 1998-1 Cl-A5
       6.75%, 07/25/28..............       3,500        3,551,439
    First Plus Home Loan Trust
       Series 1998-5 Cl-A3 [VR]
       6.06%, 09/10/11..............      10,000       10,027,850
    MBNA Master Credit Card Trust
       Cl-A [VR]
       4.964%, 01/15/02.............      15,000       14,982,000
    Mortgage Capital Trust VI
       9.50%, 02/01/18..............         146          145,214
    Norwest Asset Securities Corp.
       Series 1996-9 Cl-A4
       8.00%, 01/25/27..............       4,294        4,287,487
    PNC Mtge. Securities Corp.
       Series 1997-3 Cl-2A4
       7.50%, 05/25/27..............      14,736       15,003,663
    PNC Mtge. Securities Corp.
       Series 1998-1 Cl-5A4 [VR]
       7.037%, 02/25/28.............      19,152       19,157,944
    Prudential-Bache Trust
       8.40%, 03/20/21..............       2,245        2,313,344
    Prudential Home Mtge. Securities
       6.50%, 01/25/00..............       3,494        3,509,230
    Residential Funding Mtge.
      Securities
       1998-S30 Cl-A6
       6.50%, 12/25/28..............      32,875       32,582,123
    Rothschild, (L.F.) Mtge. Trust
       9.95%, 08/01/17..............       1,409        1,499,859
                                                   --------------
    (Cost $157,637,364).............                  158,403,350
                                                   --------------
CORPORATE OBLIGATIONS -- 39.0%
AIRLINES -- 1.4%
    American Airlines, Inc. Notes
       10.19%, 05/26/15.............         250          309,292
    United Air Lines, Inc. Notes
       10.36%, 11/13/12.............       6,925        8,682,911
       10.36%, 11/27/12.............         500          626,570
       10.02%, 03/22/14.............       2,000        2,484,040
                                                   --------------
                                                       12,102,813
                                                   --------------
CHEMICALS -- 2.5%
    Imperial Chemical, Inc. Euro
       Medium Term Notes [FRN]
       5.656%, 03/05/99.............      22,000       22,026,884
                                                   --------------
CONGLOMERATES -- 1.3%
    Philip Morris Companies, Inc.
       Notes [VR]
       6.15%, 03/15/00..............      11,600       11,687,000
                                                   --------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
ENTERTAINMENT & LEISURE -- 0.2%
    Time Warner, Inc. Notes
       7.975%, 08/15/04.............  $      262   $      289,182
       8.11%, 08/15/06..............         525          598,500
       8.18%, 08/15/07..............         525          609,000
                                                   --------------
                                                        1,496,682
                                                   --------------
FINANCIAL-BANK & TRUST -- 4.4%
    Citicorp Medium Term Sr. Notes
       [FRN]
       5.65%, 11/30/00..............       6,000        6,017,280
    First of America Bank Notes
       6.00%, 10/01/99..............      13,750       13,835,938
    PNC Bank Corp. NA Notes [FRN]
       5.497%, 06/01/00.............      20,000       19,969,394
                                                   --------------
                                                       39,822,612
                                                   --------------
FINANCIAL SERVICES -- 16.2%
    Avco Financial Services, Inc.
       Medium Term Notes
       5.75%, 01/23/01..............       7,850        7,908,875
    Beneficial Corp. Medium
       Term Notes Cl-H [FRN]
       5.707%, 01/09/02.............      10,000        9,985,697
    Chrysler Financial Corp.
       Medium Term Notes [FRN]
       5.57%, 06/11/01..............       5,000        4,984,950
    Chrysler Financial Corp. Medium
       Term Notes Cl-R [FRN]
       5.707%, 03/06/03.............      20,000       19,886,000
    Chrysler Financial Corp.
       Notes [FRN]
       5.657%, 01/30/02.............      10,000        9,978,699
    Ford Motor Credit Co. Notes
       [FRN]
       5.423%, 09/03/01.............      10,000        9,961,310
    General Motors Acceptance Corp.
       Medium Term Notes
       5.344%, 12/10/01[FRN]........       2,100        2,100,504
       5.55%, 09/15/03..............       3,000        2,992,500
    Goldman Sachs Group Notes
       [FRN] 144A
       5.46%, 11/24/00..............      20,000       19,961,600
    Lehman Brother Holdings Medium
       Term Notes Cl-E [FRN]
       5.801%, 01/18/00.............      10,000        9,986,800
    Merrill Lynch & Co. Inc. Notes
       6.375%, 10/15/08.............      10,000       10,387,500
    Merrill Lynch & Co. Notes [FRN]
       5.268%, 01/23/01.............       2,650        2,636,299
       5.465%, 02/04/03.............      23,000       22,838,540
    New England Educational Loan
       Marketing Assoc. Medium Term
       Notes Cl-B [FRN] 144A
       5.411%, 06/11/01.............      10,000        9,991,800
    Salomon, Inc. Notes [FRN]
       5.64%, 02/15/99..............       2,000        2,000,080
                                                   --------------
                                                      145,601,154
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
FOOD -- 0.7%
    RJR Nabisco, Inc. Notes
       8.625%, 12/01/02.............  $    6,500   $    6,603,740
                                                   --------------
INSURANCE -- 0.6%
    Residential Reinsurance Notes
       [FRN] 144A
       9.435%, 01/04/99.............       5,000        4,975,000
                                                   --------------
RAILROADS -- 0.6%
    Union Pacific Co. Notes
       7.875%, 02/15/02.............       5,000        5,237,500
                                                   --------------
REAL ESTATE -- 0.6%
    Spieker Properties, Inc. L.P.
      Notes
       6.95%, 12/15/02..............       5,000        5,068,750
                                                   --------------
TELECOMMUNICATIONS -- 7.2%
    AT&T Capital Corp. Notes [FRN]
       5.675%, 01/01/99 144A........      10,000        9,999,600
       5.628%, 01/15/99.............      10,000        9,999,000
    Sprint Corp. Notes
       9.50%, 04/01/03..............      22,500       25,846,425
    TCI Communications, Inc.
       Sr. Notes [FRN]
       4.695%, 09/11/00.............      10,000       10,033,900
    WorldCom, Inc. Sr. Notes
       9.375%, 01/15/04.............       8,632        8,942,985
                                                   --------------
                                                       64,821,910
                                                   --------------
UTILITIES -- 3.3%
    CMS Energy Corp. Sr. Notes
       8.125%, 05/15/02.............       5,000        5,262,500
    Connecticut Light & Power Co.
       First Mtge. Cl-C
       7.75%, 06/01/02..............       4,000        4,200,000
    Connecticut Light & Power Co./
       West Massachusetts Electric
       Co. Notes 144A
       8.59%, 06/05/03..............       5,000        5,152,735
    Louisiana Power & Light Corp.
       Notes
       7.74%, 07/01/02..............       6,000        6,120,000
    Petroleos Mexicanos Co.
      Guarantee
       Notes [FRN] 144A
       9.574%, 07/15/05.............      10,000        9,275,000
                                                   --------------
                                                       30,010,235
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $347,846,540)...............                  349,454,280
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 13.0%
    U.S. Treasury Bills
       3.79%, 03/04/99#.............         325          322,667
       3.95%, 03/04/99#.............          40           39,713
       4.03%, 03/04/99#.............         860          853,827
       4.30%, 05/13/99#.............          70           68,863

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
       4.31%, 04/29/99#.............  $      500   $      493,004
       4.31%, 05/27/99#.............       1,470        1,444,424
       4.38%, 03/04/99#.............       1,655        1,643,120
       4.43%, 03/04/99#.............       1,680        1,667,940
                                                   --------------
                                                        6,533,558
                                                   --------------
    U.S. Treasury Bonds
       7.25%, 05/15/16..............       1,000        1,211,761
       8.75%, 05/15/17..............       8,400       11,700,262
       8.875%, 02/15/19.............      21,000       29,908,620
       9.125%, 05/15/18.............      22,900       33,099,408
       9.25%, 02/15/16..............      13,200       18,922,776
                                                   --------------
                                                       94,842,827
                                                   --------------
    U.S. Treasury Inflationary Bonds
       3.625%, 07/15/02.............      15,000       15,258,165
                                                   --------------
    (Cost $116,638,436).............                  116,634,550
                                                   --------------
SOVEREIGN ISSUES -- 2.6%
ARGENTINA -- 0.7%
    Republic of Argentina [BRB, FRB]
       6.188%, 03/31/05.............       8,075        6,298,188
                                                   --------------
BRAZIL -- 0.3%
    Republic of Brazil-IDU
       Cl-A [VR, BRB]
       6.75%, 01/01/01..............       3,075        2,792,484
                                                   --------------
MEXICO -- 1.0%
    United Mexican States Sr.
       Notes [FRN]
       6.571%, 06/27/02.............      10,000        9,016,700
                                                   --------------
PHILIPPINES -- 0.6%
    Bangko Sentral Pilipinas
       8.60%, 06/15/27..............       6,000        5,062,500
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $25,025,171)................                   23,169,872
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 1.0%
CANADA -- 0.4%
    Canadian Government
       4.25%, 12/01/26..............       5,214        3,477,018
                                                   --------------
NEW ZEALAND -- 0.6%
    New Zealand Government
       10.00%, 03/15/02.............      10,000        6,002,668
                                                   --------------
TOTAL FOREIGN BONDS
  (Cost $9,831,212).................                    9,479,686
                                                   --------------
                                         PAR
                                        (000)          VALUE
                                      ----------   --------------
CERTIFICATES OF DEPOSIT -- 2.2%
    Bank of Tokyo-Mitsubishi
       5.94%, 01/19/99
    (Cost $20,000,000)..............  $   20,000   $   19,996,374
                                                   --------------
COMMERCIAL PAPER -- 0.6%
    National Rural Utility Corp.
       4.88%, 03/23/99..............       1,400        1,384,438
    Procter & Gamble Co.
       4.85%, 02/26/99..............       4,000        3,969,822
                                                   --------------
    (Cost $5,354,450)...............                    5,354,260
                                                   --------------

                                        SHARES
                                      ----------
SHORT-TERM INVESTMENTS -- 1.9%
    Temporary Investment Cash
      Fund..........................   8,319,911        8,319,911
    Temporary Investment Fund.......   8,319,911        8,319,911
                                                   --------------
    (Cost $16,639,822)..............                   16,639,822
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ----------
OPTIONS -- 0.5%
CALL OPTIONS
    2 Year U.S. Treasury Notes,
       Strike Price 97-4.50,
       Expires 01/20/99.............       4,000        1,592,400
    2 Year U.S. Treasury Notes,
       Strike Price 99-30.75,
       Expires 02/19/99.............       4,000          454,800
    3 Year U.S. Treasury Notes,
       Strike Price 97-18,
       Expires 01/15/99.............       3,000        1,195,800
    5 Year U.S. Treasury Notes,
       Strike Price 99-9.25,
       Expires 08/20/99.............       4,000        1,468,400
                                                   --------------
                                                        4,711,400
                                                   --------------
PUT OPTIONS
    5 Year U.S. Treasury Note
       Futures, Strike Price 107,
       Expires 02/20/99.............       4,000            6,250
    5 Year U.S. Treasury Notes,
       Strike Price 90-00,
       Expires 08/20/99.............       8,000            3,200
                                                   --------------
                                                            9,450
TOTAL OPTIONS (Cost $3,381,054).....                    4,720,850
                                                   --------------
TOTAL INVESTMENTS -- 121.1% (Cost
  $1,081,478,773)...................                1,085,608,870
                                                   --------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------        -----
WRITTEN OPTIONS -- (0.2%)
CALL OPTIONS
    2 Year U.S. Treasury Notes,
       Strike Price 100-16.25,
       Expires 02/19/99.............       4,000   $     (267,600)
    5 Year U.S. Treasury Notes,
       Strike Price 101-8,
       Expires 08/20/99.............       4,000         (966,800)
    30 Year U.S. Treasury Bond
      Futures,
       Strike Price 138,
       Expires 02/20/99.............       1,110          (10,406)
                                                   --------------
                                                       (1,244,806)
                                                   --------------
PUT OPTIONS
    2 Year U.S. Treasury Notes,
       Strike Price 99-19.75,
       Expires 02/19/99.............       8,000           (6,400)
    5 Year U.S. Treasury Notes,
       Strike Price 97-31,
       Expires 08/20/99.............       8,000         (344,000)
    30 Year U.S. Treasury Bond
      Futures,
       Strike Price 120,
       Expires 02/20/99.............         530           (9,109)
    30 Year U.S. Treasury Bond
      Futures,
       Strike Price 122,
       Expires 02/20/99.............         590          (18,438)
                                                   --------------
                                                         (377,947)
                                                   --------------
TOTAL WRITTEN OPTIONS (Cost
  ($638,678)).......................                   (1,622,753)
                                                   --------------
                                         PAR
                                        (000)
                                      ----------
SALE COMMITMENTS -- (2.2%)
    Federal National Mortgage Assoc.
       01/14/29 [TBA]
    (Cost ($20,134,375))............  $   20,000      (20,106,250)
                                                   --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (18.7%).................                 (167,383,099)
                                                   --------------
NET ASSETS -- 100.0%................               $  896,496,768
                                                   ==============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE          DELIVER         FOR        AT VALUE     DEPRECIATION
--------------------------------------------------------------------------------
02/99        Sell   CAD   5,236,000     $3,397,794   $3,409,720      $11,926
                                        ==========   ==========      =======

# Securities with an aggregate market value of $6,533,558 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT     APPRECIATION
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
U.S. Treasury 30 Year
  Bond..................    03/99            $    200    $    (5,031)
U.S. Treasury 10 Year
  Note..................    03/99             114,900     (1,336,938)
Eurodollar..............    12/99      ECU    172,000       (113,163)
Eurodollar..............    03/00      ECU    172,000        (50,900)
Eurodollar..............    06/00      ECU    172,000        (23,788)
Eurodollar..............    09/00      ECU    191,000         35,975
Eurodollar..............    12/00      ECU     19,000         28,025
Eurodollar..............    03/01      ECU     19,000         30,638
Eurodollar..............    06/01      ECU     19,000         30,163
Eurodollar..............    09/01      ECU    146,000        179,450
                                                         -----------
                                                         $(1,225,569)
                                                         ===========

Interest rate swap agreements outstanding at December 31, 1998:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT     APPRECIATION
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Receive variable rate
payments on the six
month LIBOR-BBA floating
rate and pay fixed rate
payments on the then
current Japanese 10 Year
Government Bonds with a
spread of:
  2.295.................    04/08      JPY    580,000      $ 1,651
  2.305.................    04/08      JPY    377,000       (1,685)
                                                           -------
                                                           $   (34)
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 6.6% of net assets.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 73.2%
AEROSPACE -- 2.1%
    AlliedSignal, Inc. ................  211,700   $  9,380,956
    General Dynamics Corp. ............   62,500      3,664,062
    Northrop Grumman Corp. ............   55,000      4,021,875
                                                   ------------
                                                     17,066,893
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. ....................  100,000      5,868,750
                                                   ------------
BEVERAGES -- 2.9%
    Anheuser-Busch Companies, Inc. ....  240,000     15,750,000
    Coors, (Adolph) Co. Cl-B ..........  150,000      8,465,625
                                                   ------------
                                                     24,215,625
                                                   ------------
CHEMICALS -- 0.7%
    Agrium, Inc. ......................  250,000      2,171,875
    Lawter International, Inc. ........  100,000      1,162,500
    Olin Corp. ........................   80,000      2,265,000
                                                   ------------
                                                      5,599,375
                                                   ------------
COMPUTER HARDWARE -- 3.6%
    Compaq Computer Corp. .............  200,000      8,387,500
    EMC Corp.*.........................   60,000      5,100,000
    International Business Machines
      Corp. ...........................   90,000     16,627,500
                                                   ------------
                                                     30,115,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
    Edwards, (J.D.) & Co.*.............  250,000      7,093,750
    Microsoft Corp.*...................  100,000     13,868,750
                                                   ------------
                                                     20,962,500
                                                   ------------
CONGLOMERATES -- 1.5%
    Philip Morris Companies, Inc. .....  100,000      5,350,000
    Textron, Inc. .....................   98,900      7,510,219
                                                   ------------
                                                     12,860,219
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.1%
    Colgate-Palmolive Co. .............  100,000      9,287,500
    Gillette Co. ......................  168,000      8,116,500
                                                   ------------
                                                     17,404,000
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.2%
    Altera Corp.*......................  156,700      9,539,112
    Applied Materials, Inc.*...........  295,000     12,592,812
    Emerson Electric Co. ..............  120,000      7,507,500
    General Electric Co. ..............  150,000     15,309,375
    Tandy Corp. .......................  238,100      9,806,744
    Texas Instruments, Inc. ...........  157,000     13,433,312
                                                   ------------
                                                     68,188,855
                                                   ------------
FINANCIAL-BANK & TRUST -- 7.8%
    Bank of New York Co., Inc. ........  400,000     16,100,000
    Charter One Financial, Inc. .......  315,000      8,741,250
    Chase Manhattan Corp. .............  135,000      9,188,438
    Fleet Financial Group, Inc. .......  220,000      9,831,250
    Mellon Bank Corp. .................  140,000      9,625,000
    Summit Bancorp.....................  260,000     11,358,750
                                                   ------------
                                                     64,844,688
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FOOD -- 3.8%
    General Mills, Inc. ...............  140,000   $ 10,885,000
    Heinz, (H.J.) Co. .................  110,000      6,228,750
    Kellogg Co. .......................  140,000      4,777,500
    Quaker Oats Co. ...................  160,000      9,520,000
                                                   ------------
                                                     31,411,250
                                                   ------------
HOTELS & MOTELS -- 0.7%
    Hilton Hotels Corp. ...............  320,000      6,120,000
                                                   ------------
INSURANCE -- 4.1%
    Allmerica Financial Corp. .........  176,363     10,207,009
    CIGNA Corp. .......................  110,700      8,558,494
    Ohio Casualty Corp. ...............  150,000      6,168,750
    Travelers Property Casualty Corp.
      Cl-A.............................  290,000      8,990,000
                                                   ------------
                                                     33,924,253
                                                   ------------
MACHINERY & EQUIPMENT -- 0.5%
    Sundstrand Corp. ..................   80,000      4,150,000
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Arterial Vascular Engineering,
      Inc.*............................   80,000      4,200,000
    Becton Dickinson & Co. ............  150,000      6,403,125
    Medtronic, Inc. ...................   55,000      4,083,750
                                                   ------------
                                                     14,686,875
                                                   ------------
METALS & MINING -- 0.2%
    Newmont Mining Corp. ..............  100,994      1,824,204
                                                   ------------
OIL & GAS -- 6.1%
    Apache Corp. ......................  200,000      5,062,500
    Atlantic Richfield Co. ............   80,000      5,220,000
    Chevron Corp. .....................   70,000      5,805,625
    Conoco, Inc. Cl-A*.................  300,000      6,262,500
    Exxon Corp. .......................  100,000      7,312,500
    Halliburton Co. ...................  241,000      7,139,625
    Royal Dutch Petroleum Co. .........   60,000      2,872,500
    Union Pacific Resources Group,
      Inc. ............................  121,173      1,098,130
    Unocal Corp. ......................  205,000      5,983,438
    USX-Marathon Group.................  120,000      3,615,000
                                                   ------------
                                                     50,371,818
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Fort James Corp. ..................  150,000      6,000,000
                                                   ------------
PERSONAL SERVICES -- 0.5%
    Galileo International, Inc. .......   99,000      4,306,500
                                                   ------------
PHARMACEUTICALS -- 6.9%
    American Home Products Corp. ......   76,000      4,279,750
    Bristol-Meyers Squibb Co. .........   90,000     12,043,125
    Lilly, (Eli) & Co. ................  120,000     10,665,000
    Merck & Co., Inc. .................  100,000     14,768,750
    Pfizer, Inc. ......................   30,000      3,763,125
    SmithKline Beecham PLC [ADR].......   70,000      4,865,000
    Warner-Lambert Co. ................   90,000      6,766,875
                                                   ------------
                                                     57,151,625
                                                   ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
RAILROADS -- 2.3%
    Kansas City Southern Industries,
      Inc. ............................  296,000   $ 14,559,500
    Norfolk Southern Corp. ............  150,000      4,753,125
                                                   ------------
                                                     19,312,625
                                                   ------------
RETAIL & MERCHANDISING -- 2.6%
    CVS Corp. .........................  112,100      6,165,500
    Dayton-Hudson Corp. ...............  230,600     12,510,050
    Penney, (J.C.) Co., Inc. ..........   70,000      3,281,250
                                                   ------------
                                                     21,956,800
                                                   ------------
SEMICONDUCTORS -- 2.7%
    Intel Corp. .......................   83,500      9,899,969
    Motorola, Inc. ....................  200,000     12,212,500
                                                   ------------
                                                     22,112,469
                                                   ------------
TELECOMMUNICATIONS -- 7.9%
    Ameritech Corp. ...................  100,000      6,337,500
    Bell Atlantic Corp. ...............  200,000     11,362,500
    BellSouth Corp. ...................  120,000      5,985,000
    GTE Corp. .........................  100,000      6,743,750
    MediaOne Group, Inc.*..............  150,000      7,050,000
    SBC Communications, Inc. ..........  180,000      9,652,500
    Sprint Corp. (FON Group)...........   62,700      5,274,638
    Sprint Corp. (PCS Group)*..........   31,350        724,969
    U. S. West, Inc. ..................  190,000     12,278,750
                                                   ------------
                                                     65,409,607
                                                   ------------
UTILITIES -- 0.3%
    Interstate Energy Corp. ...........   88,400      2,850,900
                                                   ------------
TOTAL COMMON STOCK
  (Cost $462,573,794)..................             608,714,831
                                                   ------------
PREFERRED STOCK -- 0.3%
METALS & MINING -- 0.1%
    Kinam Gold, Inc. $3.75 CL-B........   20,000        720,000
TELECOMMUNICATIONS -- 0.2%
    Global Crossing Holdings* 144A.....   16,500      1,617,000
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $2,613,575)....................               2,337,000
                                                   ------------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 18.9%
BROADCASTING -- 0.8%
    American Radio Systems Co. Co.
      Guarantee Notes
      9.00%, 02/01/06..................  $   130        140,725
    CBS, Inc. Debs.
      8.875%, 06/01/22.................    2,000      2,275,000
    Continental Cablevision, Inc. Sr.
      Debs.
      9.50%, 08/01/13..................    2,000      2,362,500
    Heritage Media Corp. Sr. Sub. Notes
      8.75%, 02/15/06..................    1,500      1,616,250
                                                   ------------
                                                      6,394,475
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
BUILDING MATERIALS -- 0.4%
    USG Corp. Sr. Notes
      8.50%, 08/01/05..................  $ 3,500   $  3,705,625
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Loewen Group, Inc. Co. Guarantee
      Notes
      8.25%, 10/15/03..................    1,750      1,505,000
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    GCI, Inc. Sr. Notes
      9.75%, 08/01/07..................    1,000        985,000
    Grand Casinos, Inc. First Mtge.
      10.125%, 12/01/03................    1,500      1,635,000
                                                   ------------
                                                      2,620,000
                                                   ------------
FINANCIAL SERVICES -- 1.7%
    Aetna Services, Inc. Co. Guarantee
      Notes
      6.97%, 08/15/36..................    1,000      1,056,250
    Associates Corp. of North America
      Sr. Medium Term Notes Cl-E
      7.375%, 06/11/07.................    2,400      2,599,500
    DQU II Funding Corp. Debs.
      8.70%, 06/01/16..................    1,989      2,207,790
    Equitable Companies, Inc. Sr. Notes
      9.00%, 12/15/04..................    4,035      4,700,775
    Lehman Brothers Holdings, Inc. Sr.
      Notes
      8.80%, 03/01/15..................    1,850      2,039,625
    SunAmerica, Inc. Debs.
      8.125%, 04/28/23.................    1,500      1,670,625
                                                   ------------
                                                     14,274,565
                                                   ------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp. Sr. Notes
      7.00%, 09/15/03..................    1,000      1,048,750
                                                   ------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. Sr. Notes
      7.20%, 12/15/09..................    2,000      1,995,000
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Worldwide Fiber, Inc. Sr. Notes
      144A
      12.50%, 12/15/05.................    1,500      1,503,750
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Agco Corp. Sr. Sub. Notes
      8.50%, 03/15/06..................    1,000        960,000
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    U.S. Surgical Corp. Sr. Notes
      7.25%, 03/15/08..................    1,000      1,096,250
                                                   ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
METALS & MINING -- 0.8%
    Glencore Nickel Property Ltd. Co.
      Co. Guarantee Notes
      9.00%, 12/01/14..................  $ 2,000   $  1,630,000
    Haynes International, Inc. Sr.
      Notes
      11.625%, 09/01/04................    1,500      1,398,750
    Inland Steel Co. First Mtge. Cl-R
      7.90%, 01/15/07..................    2,000      2,017,500
    National Steel Corp. First Mtge.
      8.375%, 08/01/06.................    1,500      1,430,625
                                                   ------------
                                                      6,476,875
                                                   ------------
OIL & GAS -- 3.3%
    Atlantic Richfield Co. Debs.
      10.875%, 07/15/05................    3,000      3,885,000
      9.875%, 03/01/16.................    1,505      2,067,494
    Belco Oil & Gas Corp. Sr. Sub.
      Notes Cl-B
      8.875%, 09/15/07.................    1,500      1,372,500
    Canadian Forest Oil Ltd. Co.
      Guarantee Notes
      8.75%, 09/15/07..................    1,500      1,357,500
    Cliffs Drilling Co. Co. Guarantee
      Notes Cl-B
      10.25%, 05/15/03.................    1,900      2,002,125
    Deeptech International, Inc. Sr.
      Notes
      12.00%, 12/15/00.................    1,550      1,685,625
    Gulf Canada Resources Ltd. Sr.
      Notes
      8.35%, 08/01/06..................    1,000        997,500
      8.25%, 03/15/17..................    1,000        931,250
    Navigator Gas Transport Notes 144A
      10.50%, 06/30/07.................    1,000        885,000
    Noram Energy Corp. Sub. Debs. [CVT]
      6.00%, 03/15/12..................    1,929      1,854,251
    Northern Offshore ASA Co. Guarantee
      Notes 144A
      10.00%, 05/15/05.................    1,000        500,000
    Ocean Energy, Inc. Co. Guarantee
      Notes Cl-B
      8.875%, 07/15/07.................    2,000      1,985,000
    Ocean Energy, Inc. Sr. Sub. Notes
      10.375%, 10/15/05................    1,025      1,086,500
    Pacific Gas & Electric Co. First
      Mtge.
      7.25%, 08/01/26..................    4,000      4,260,000
    Sun Co., Inc. Debs.
      9.375%, 06/01/16.................    1,000      1,213,750
    Veritas Holdings Sr. Notes
      9.625%, 12/15/03.................    1,300      1,300,000
                                                   ------------
                                                     27,383,495
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Quno Corp. Sr. Notes
      9.125%, 05/15/05.................    2,150      2,311,250
                                                   ------------
PRINTING & PUBLISHING -- 0.3%
    Affiliated Newspaper Investments,
      Inc. Sr. Disc. Notes [STEP]
      11.305%, 07/01/06................    2,500      2,409,375
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
RETAIL & MERCHANDISING -- 0.3%
    Dayton-Hudson Corp. Notes
      5.875%, 11/01/08.................  $ 2,400   $  2,430,000
                                                   ------------
TELECOMMUNICATIONS -- 5.2%
    360 Communications Co. Notes
      6.65%, 01/15/08..................    2,000      2,117,500
    Cencall Communications Corp. Sr.
      Disc. Notes [STEP]
      10.626%, 01/15/04................    2,000      2,000,000
    Centel Capital Corp. Debs.
      9.00%, 10/15/19..................    2,500      3,175,000
    CF Cable TV, Inc. Sr. Notes
      11.625%, 02/15/05................    2,000      2,207,500
    Echostar Communications Corp. Sr.
      Disc. Notes [STEP]
      10.889%, 06/01/04................    1,400      1,440,250
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.50%, 01/15/08..................    1,000        960,000
    International CableTel, Inc. Sr.
      Notes Cl-A [STEP]
      11.356%, 04/15/05................    3,000      2,692,500
    JCAC, Inc. Sr. Sub. Notes
      10.125%, 06/15/06................    1,000      1,093,750
    Level 3 Communications, Inc. Sr.
      Disc. Notes [STEP] 144A
      10.50%, 12/01/08.................    3,000      1,755,000
    Level 3 Communications, Inc. Sr.
      Notes
      9.125%, 05/01/08.................    1,500      1,492,500
    McLeodUSA, Inc. Sr. Notes 144A
      9.50%, 11/01/08..................    1,000      1,057,500
    MetroNet Communications Corp. Sr.
      Disc. Notes [STEP]
      10.75%, 11/01/07.................    1,750      1,067,500
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................    1,500      1,672,500
    Nextlink Communications, Inc. Sr.
      Notes
      9.625%, 10/01/07.................    2,000      1,935,000
    NTL, Inc. Sr. Notes [STEP] 144A
      12.375%, 10/01/08................    2,000      1,265,000
    Qwest Communications International,
      Inc. Sr. Notes 144A
      7.25%, 11/01/08..................    2,000      2,050,000
    RCN Corp. Sr. Disc. Notes [STEP]
      18.217%, 02/15/08................    3,000      1,620,000
    RSL Communications PLC Co.
      Guarantee Notes [STEP]
      10.125%, 03/01/08................    1,000        567,500
    RSL Communications PLC Sr. Notes
      9.125%, 03/01/08.................    1,000        937,500
    Southwestern Bell Telephone Debs.
      5.375%, 06/01/06.................    4,000      3,980,000
    Sprint Capital Corp. Co. Guarantee
      Notes
      6.125%, 11/15/08.................    3,000      3,071,250

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Sprint Spectrum L.P. Sr. Notes
      11.00%, 08/15/06.................  $   950   $  1,102,000
    Tele-Communications, Inc. Debs.
      9.80%, 02/01/12..................    2,000      2,670,000
    Teligent, Inc. Sr. Disc. Notes Cl-B
      [STEP]
      11.50%, 03/01/08.................    2,000        980,000
                                                   ------------
                                                     42,909,750
                                                   ------------
UTILITIES -- 4.6%
    Boston Edison Co. Debs.
      7.80%, 05/15/10..................    1,254      1,446,084
      7.80%, 03/15/23..................    1,640      1,746,600
    Carolina Power & Light First Mtge.
      8.625%, 09/15/21.................    1,000      1,278,780
    Citizens Utilities Co. Debs.
      7.00%, 11/01/25..................    2,500      2,631,250
    Cleveland Electric Illuminating Co.
      First Mtge. Cl-B
      9.50%, 05/15/05..................    3,000      3,311,250
    Coda Energy, Inc. Co. Guarantee
      Notes Cl-B
      10.50%, 04/01/06.................    1,000        985,000
    Commonwealth Edison First Mtge.
      8.25%, 10/01/06..................    2,000      2,287,500
    Connecticut Light & Power Co. First
      Mtge. Cl-D
      7.875%, 10/01/24.................    1,000      1,056,250
    Consumers Energy Co. First Mtge.
      7.375%, 09/15/23.................    2,500      2,528,125
    Detroit Edison Medium Term Notes
      8.30%, 08/01/22..................    1,000      1,083,750
    El Paso Electric Co. First Mtge.
      Cl-C
      8.25%, 02/01/03..................    1,500      1,616,250
    Gulf States Utilities First Mtge.
      8.70%, 04/01/24..................    1,000      1,066,250
    Illinois Power Co. Mtge.
      7.50%, 07/12/25..................    1,900      2,006,875
    Jersey Central Power & Light Co.
      First Mtge.
      7.50%, 05/01/23..................    1,500      1,573,125
    Metropolitan Edison Co. First Mtge.
      Medium Term Notes Cl-B
      8.15%, 01/30/23..................    2,975      3,249,179
    New York State Electric & Gas Corp.
      First Mtge.
      8.30%, 12/15/22..................    1,400      1,501,500
      8.30%, 12/15/22..................      475        512,406

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Niagara Mohawk Power First Mtge.
      9.75%, 11/01/05..................  $ 1,000   $  1,188,750
    PECO Energy First Mtge.
      7.25%, 11/01/24..................    2,000      2,052,500
    Penn Power and Light First Mtge.
      7.875%, 02/01/23.................    1,000      1,091,250
    South Carolina Electric & Gas Co.
      Mtge.
      8.875%, 08/15/21.................    2,000      2,207,500
    Western Massachusetts Electric Co.
      First Mtge. Cl-V
      7.75%, 12/01/02..................    2,000      2,017,750
                                                   ------------
                                                     38,437,924
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $158,972,179)..................             157,462,084
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
    Federal Home Loan Mtge. Corp.
      6.50%, 09/01/11-01/01/12
    (Cost $10,988,111).................   11,235     11,410,656
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 1.1%
    U.S. Treasury Notes
      6.125%, 08/15/07.................    4,000      4,378,960
      5.625%, 05/15/08.................    4,250      4,538,080
                                                   ------------
    (Cost $8,609,129)..................               8,917,040
                                                   ------------
COMMERCIAL PAPER -- 3.2%
    American Express Co.
      5.756%, 01/04/99
    (Cost $26,775,000).................   26,775     26,775,000
                                                   ------------

                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 1.7%
    Temporary Investment Cash Fund.....7,132,946      7,132,946
    Temporary Investment Fund..........7,132,945      7,132,945
                                                   ------------
    (Cost $14,265,891).................              14,265,891
                                                   ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $684,797,679)..................             829,882,502
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..................               1,599,478
                                                   ------------
NET ASSETS -- 100.0%...................            $831,481,980
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.3% of net assets.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 82.5%
AEROSPACE -- 0.5%
    REMEC, Inc.*.....................      75,400   $  1,357,200
                                                    ------------
BUSINESS SERVICES -- 3.4%
    Lason, Inc.*.....................      24,575      1,429,958
    Metzler Group, Inc.*.............      43,762      2,130,662
    PAREXEL International Corp.*.....      62,025      1,550,625
    Pegasus Systems, Inc.*...........      45,175      1,626,300
    Personnel Group of America,
      Inc.*..........................     108,300      1,895,250
    ProBusiness Services, Inc.*......      22,950      1,044,225
                                                    ------------
                                                       9,677,020
                                                    ------------
CLOTHING & APPAREL -- 2.2%
    Burlington Coat Factory Warehouse
      Corp. .........................      83,275      1,358,423
    The Men's Warehouse, Inc.*.......      37,860      1,202,055
    The Warnaco Group, Inc. Cl-A.....      46,775      1,181,069
    The Wet Seal, Inc. Cl-A*.........      89,000      2,686,687
                                                    ------------
                                                       6,428,234
                                                    ------------
COMPUTER HARDWARE -- 2.0%
    Insight Enterprises, Inc.*.......     110,605      5,627,029
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 19.8%
    Avant! Corp.*....................      45,975        735,600
    BindView Development Corp.*......      45,775      1,258,812
    Brooktrout Technology, Inc.*.....      38,975        667,447
    CDW Computer Centers, Inc.*......      58,700      5,631,531
    CheckFree Holdings Corp.*........     143,075      3,344,378
    Check Point Software Technologies
      Ltd.*..........................      41,375      1,895,492
    Computron Software, Inc.*........       7,905          7,411
    Documentum, Inc.*................      45,525      2,432,742
    Electronic Arts, Inc.*...........      33,875      1,901,234
    HNC Software, Inc.*..............     131,075      5,300,345
    IMRglobal Corp.*.................      55,400      1,630,837
    Macromedia, Inc.*................      96,675      3,256,739
    Mastech Corp.*...................     100,475      2,876,097
    Microchip Technology, Inc.*......      34,250      1,267,250
    MMC Networks, Inc.*..............      86,225      1,142,481
    Sapient Corp.*...................      39,150      2,192,400
    SIPEX Corp.*.....................      81,325      2,856,541
    Software AG Systems, Inc.*.......     160,200      2,903,625
    Sykes Enterprises, Inc.*.........     131,800      4,019,900
    Transaction Systems Architects,
      Inc.*..........................      38,225      1,911,250
    USWeb Corp.*.....................     198,900      5,245,987
    VERITAS Software Corp.*..........      44,350      2,658,228
    Wind River Systems, Inc.*........      31,000      1,457,000
                                                    ------------
                                                      56,593,327
                                                    ------------
CONSTRUCTION -- 0.9%
    Dycom Industries, Inc.*..........      46,850      2,676,306
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 2.7%
    Action Performance Companies,
      Inc.*..........................      62,825      2,222,434
    Helen of Troy Ltd.*..............     237,800      3,492,687
    Pre-Paid Legal Services, Inc.*...      58,575      1,932,975
                                                    ------------
                                                       7,648,096
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.6%
    Applied Micro Circuits Corp.*....      59,550   $  2,022,839
    Brooks Automation, Inc.*.........     147,325      2,154,628
    Concord EFS, Inc.*...............     105,175      4,456,791
    Sanmina Corp.*...................      43,450      2,715,625
    Sawtek, Inc.*....................     144,175      2,523,063
    SDL, Inc.*.......................      45,525      1,803,928
    Uniphase Corp.*..................      28,625      1,985,859
    Veeco Instruments, Inc.*.........      22,725      1,207,266
                                                    ------------
                                                      18,869,999
                                                    ------------
ENTERTAINMENT & LEISURE -- 4.0%
    Family Golf Centers, Inc.*.......      83,600      1,651,100
    Global Vacation Group, Inc.*.....      87,050        750,806
    Loews Cineplex Entertainment
      Corp.*.........................     236,400      2,393,550
    Premier Parks, Inc.*.............     111,475      3,372,119
    Silverleaf Resorts, Inc.*........     132,025      1,229,483
    Travel Services International,
      Inc.*..........................      63,650      1,941,325
                                                    ------------
                                                      11,338,383
                                                    ------------
ENVIRONMENTAL SERVICES -- 2.4%
    Allied Waste Industries, Inc.*...      81,427      1,923,713
    Eastern Environmental Services,
      Inc.*..........................      28,850        854,681
    KTI, Inc.*.......................      42,050        909,331
    Safety-Kleen Corp................     126,000      1,779,750
    Superior Services, Inc.*.........      75,000      1,504,688
                                                    ------------
                                                       6,972,163
                                                    ------------
EQUIPMENT SERVICES -- 2.7%
    Gemstar International Group
      Ltd.*..........................      92,425      5,291,331
    Rental Service Corp.*............      74,375      1,166,758
    United Rentals, Inc.*............      34,250      1,134,531
                                                    ------------
                                                       7,592,620
                                                    ------------
FOOD -- 1.3%
    American Italian Pasta Co.
      Cl-A*..........................      31,900        841,363
    U.S. Foodservice, Inc.*..........      57,350      2,810,150
                                                    ------------
                                                       3,651,513
                                                    ------------
HEALTHCARE SERVICES -- 6.8%
    Capital Senior Living Corp.*.....     137,450      1,915,709
    Cerner Corp.*....................      74,400      1,990,200
    Concentra Managed Care, Inc.*....     149,925      1,602,323
    Envoy Corp.*.....................      15,250        888,313
    HBO & Co. .......................     129,335      3,710,298
    IDEXX Laboratories, Inc.*........      29,850        803,152
    Medical Manager Corp.*...........      59,975      1,881,716
    NCS Healthcare, Inc. Cl-A*.......      53,000      1,258,750

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Orthodontic Centers of America,
      Inc.*..........................     145,150   $  2,821,353
    Sunrise Assisted Living, Inc.*...      49,100      2,547,063
                                                    ------------
                                                      19,418,877
                                                    ------------
INSURANCE -- 1.6%
    Annuity and Life Re Holdings
      Ltd. ..........................     121,500      3,280,500
    HCC Insurance Holdings, Inc. ....      75,050      1,322,756
                                                    ------------
                                                       4,603,256
                                                    ------------
MACHINERY & EQUIPMENT -- 1.2%
    Advanced Energy Industries,
      Inc.*..........................      69,275      1,731,875
    National Equipment Services,
      Inc.*..........................     152,075      1,748,863
                                                    ------------
                                                       3,480,738
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    Perclose, Inc.*..................      37,125      1,229,766
                                                    ------------
METALS & MINING -- 0.3%
    IMCO Recycling, Inc. ............      55,350        854,466
                                                    ------------
OFFICE EQUIPMENT -- 2.0%
    Global Imaging Systems, Inc.*....     234,800      5,693,900
                                                    ------------
OIL & GAS -- 0.3%
    Cal Dive International, Inc.*....      40,900        848,675
                                                    ------------
PERSONAL SERVICES -- 0.4%
    Sylvan Learning Systems, Inc.*...      33,900      1,033,950
                                                    ------------
PHARMACEUTICALS -- 8.9%
    Andrx Corp.*.....................      86,300      4,422,875
    Cardinal Health, Inc. ...........      14,284      1,083,799
    Jones Medical Industries,
      Inc. ..........................      86,750      3,166,375
    Kendle International, Inc.*......      40,825        954,284
    King Pharmaceuticals, Inc.*......     260,900      6,816,013
    Medicis Pharmaceutical Corp.
      Cl-A*..........................      53,275      3,176,522
    Watson Pharmaceuticals, Inc.*....      91,625      5,760,922
                                                    ------------
                                                      25,380,790
                                                    ------------
PRINTING & PUBLISHING -- 0.8%
    American Bank Note Holographics,
      Inc.*..........................     139,150      2,435,125
                                                    ------------
REAL ESTATE -- 0.6%
    Fairfield Communities, Inc.*.....     146,174      1,617,050
                                                    ------------
RESTAURANTS -- 1.6%
    CKE Restaurants, Inc. ...........     154,000      4,533,375
                                                    ------------
RETAIL & MERCHANDISING -- 4.8%
    American Eagle Outfitters,
      Inc.*..........................      54,600      3,637,725
    Cash America International,
      Inc. ..........................      80,400      1,221,075

                                         SHARES        VALUE
                                         ------        -----
    Elder-Beerman Stores Corp.*......      62,000   $    716,875
    Linens 'n Things, Inc.*..........      49,700      1,969,363
    Pacific Sunwear of California,
      Inc.*..........................      93,550      1,531,881
    Saks, Inc.*......................      29,125        919,258
    The Sports Authority, Inc.*......     176,500        926,625
    Trans World Entertainment
      Corp.*.........................     150,737      2,873,424
                                                    ------------
                                                      13,796,226
                                                    ------------
SEMICONDUCTORS -- 0.6%
    Vitesse Semiconductor, Inc.*.....      34,799      1,587,704
                                                    ------------
TELECOMMUNICATIONS -- 3.7%
    Allegiance Telecom, Inc.*........     148,125      1,796,016
    Digital Microwave Corp.*.........     287,825      1,969,802
    Terayon Communication Systems,
      Inc.*..........................      61,100      2,260,700
    Viatel, Inc.*....................     206,650      4,727,119
                                                    ------------
                                                      10,753,637
                                                    ------------
TOTAL COMMON STOCK
  (Cost $171,823,331)................                235,699,425
                                                    ------------
FOREIGN STOCK -- 1.0%
BUILDING MATERIALS -- 0.2%
    Hunter Douglas NV -- (NLG) ......      16,012        530,699
                                                    ------------
MACHINERY & EQUIPMENT -- 0.6%
    IHC Caland NV -- (NLG) ..........      39,525      1,642,777
                                                    ------------
RESTAURANTS -- 0.2%
    Wetherspoon, (J.D.)
      PLC -- (GBP)...................     260,165        759,679
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $2,581,316)..................                  2,933,155
                                                    ------------
SHORT-TERM INVESTMENTS -- 9.7%
    Temporary Investment Cash Fund...  13,881,957     13,881,957
    Temporary Investment Fund........  13,881,957     13,881,957
                                                    ------------
    (Cost $27,763,914)...............                 27,763,914
                                                    ------------
TOTAL INVESTMENTS -- 93.2%
  (Cost $202,168,561)................                266,396,494
                                                    ------------
OTHER ASSETS LESS
  LIABILITIES -- 6.8%................                 19,450,387
                                                    ------------
NET ASSETS -- 100.0%.................               $285,846,881
                                                    ============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 95.2%
ARGENTINA -- 0.6%
    Banco de Galicia y Buenos Aires
      SA de CV [ADR] ................      18,273   $    322,057
    Banco Frances SA [ADR] ..........      16,411        340,528
    Telefonica de Argentina SA Cl-B
      [ADR]..........................      26,200        731,962
    YPF SA [ADR].....................      56,307      1,573,077
                                                    ------------
                                                       2,967,624
                                                    ------------
AUSTRALIA -- 2.2%
    Australian Gas Light Co. Ltd. ...      90,795        654,582
    Brambles Industries Ltd. ........      33,000        804,577
    Colonial Ltd. ...................     267,618        919,221
    Commonwealth Bank of Australia...      80,459      1,143,104
    Goodman Fielder Ltd. ............     435,000        440,240
    John Fairfax Holdings Ltd. ......      43,000         88,355
    Lend Lease Corp. Ltd. ...........      40,700        549,204
    National Australia Bank Ltd. ....         820         12,373
    News Corp. Ltd. .................     133,593        883,322
    News Corp. Ltd. Pfd. ............     116,650        710,478
    Publishing & Broadcasting
      Ltd. ..........................     139,300        609,196
    Star City Holdings Ltd.*.........     419,000        370,849
    TABCORP Holdings Ltd. ...........      99,000        607,228
    Telstra Corp. Ltd. ..............     306,838      1,435,986
    Westpac Banking Corp. Ltd. ......     180,148      1,206,615
                                                    ------------
                                                      10,435,330
                                                    ------------
BELGIUM -- 1.9%
    Dexia Belgium (Credit Communal)..       3,940        659,481
    Fortis AG........................       7,146      2,589,828
    KBC Bancassurance Holdings NV....      61,000      4,829,890
    Societe Europeene des Satellites
      [FDR]*.........................       2,600        426,109
    UCB SA...........................         101        623,298
                                                    ------------
                                                       9,128,606
                                                    ------------
BRAZIL -- 1.7%
    Banco Bradesco SA................  62,664,000        347,499
    Banco Bradesco SA Rights*........   2,597,369              0
    Banco Itau SA....................     710,000        346,714
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR]...................      16,260        252,030
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR]...................       5,160         79,980
    Companhia Cervejaria Brahma......     834,000        358,940
    Companhia Cimento Portland
      Itau...........................     865,000        103,811
    Companhia Energetica de Minas
      Geras..........................  14,496,779        267,570
    Companhia Energetica de Minas
      Geras [ADR]....................      16,971        323,070
    Petroleo Brasileiro SA...........   7,401,508        820,892
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................      52,250      3,797,922
    Telecomunicacoes de Sao Paulo
      SA.............................   4,705,207        634,786

                                         SHARES        VALUE
                                         ------        -----
    Telesp Celular SA Pfd. Cl-B*.....   4,494,000   $    197,138
    Uniao de Bancos Brasileiros SA
      [GDR]..........................      18,000        259,875
                                                    ------------
                                                       7,790,227
                                                    ------------
CANADA -- 0.2%
    Alcan Aluminium Ltd. ............      23,310        623,749
    Royal Bank of Canada.............       8,470        420,759
                                                    ------------
                                                       1,044,508
                                                    ------------
CHILE -- 0.1%
    Chilectra SA [ADR] 144A..........      14,905        330,077
    Compania Cervecerias Unidas SA
      [ADR]..........................       7,712        148,456
                                                    ------------
                                                         478,533
                                                    ------------
CHINA -- 0.2%
    Huaneng Power International, Inc.
      [ADR]*.........................      51,000        739,500
                                                    ------------
CZECH REPUBLIC -- 0.0%
    SPT Telecom AS...................      13,600        207,418
                                                    ------------
DENMARK -- 0.4%
    Den Danske Bank..................       6,380        857,102
    Tele Danmark AS..................       2,030        273,990
    Unidanmark AS Cl-A...............       6,110        552,020
                                                    ------------
                                                       1,683,112
                                                    ------------
FINLAND -- 0.7%
    Nokia Oyj Cl-A...................      26,898      3,293,661
                                                    ------------
FRANCE -- 10.9%
    Alcatel..........................      15,212      1,862,691
    AXA SA...........................      27,342      3,964,730
    Carrefour Supermarche SA.........       3,289      2,484,115
    Compagnie de Saint-Gobain........      12,440      1,757,097
    Credit Commercial de France......      17,210      1,598,993
    Dexia France.....................       5,200        801,502
    Dexia France SA..................       5,023        774,220
    Groupe Danone....................       6,230      1,784,458
    Groupe GTM.......................       3,230        335,374
    L'Oreal..........................       1,607      1,162,239
    Lafarge SA.......................       7,843        745,547
    Lapeyre SA.......................       8,065        576,070
    Legrand SA.......................       3,823      1,013,579
    Pathe SA.........................       2,331        650,976
    Pinault-Printemps Redoute SA.....      23,955      4,580,003
    Sanofi SA........................      20,507      3,377,445
    Schneider SA.....................      43,028      2,611,254
    Societe Generale.................       9,236      1,496,342
    Societe Nationale Elf Aquitaine
      SA.............................      13,350      1,543,875
    Societe Television Francaise.....       9,610      1,711,767
    Sodexho SA*......................      18,850      4,218,127
    STMicroelectronics NV*...........      13,270      1,045,254
    Total SA Cl-B....................      36,694      3,718,003
    Vivendi..........................      28,820      7,481,011
                                                    ------------
                                                      51,294,672
                                                    ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
GERMANY -- 7.2%
    Allianz AG ......................       7,230   $  2,691,412
    Bayer AG.........................      39,225      1,647,407
    Bayerische Hypo-Und Vereinsbank
      AG.............................      48,699      3,853,768
    Buderus AG.......................         807        297,988
    Deutsche Bank AG.................      34,924      2,060,816
    Deutsche Telekom AG..............      63,641      2,092,046
    Dresdner Bank AG.................      49,733      2,084,252
    Dresdner Bank AG Warrants*.......      27,736        471,282
    Fielmann AG Pfd. ................       5,723        257,712
    Fresenius AG Pfd. ...............       2,660        558,985
    Gehe AG..........................      55,811      3,753,081
    Hoechst AG.......................      12,980        536,963
    Hornbach Baumarkt AG.............       1,300         46,832
    Hornbach Holdings AG Pfd. .......       5,870        350,680
    Mannesmann AG....................      33,690      3,898,931
    Rhoen-Klinikum AG................       8,250        798,489
    SAP AG...........................       5,970      2,580,816
    SAP AG Pfd. .....................       3,367      1,616,262
    Siemens AG.......................      15,410      1,013,134
    Veba AG..........................      46,244      2,740,455
    Volkswagen AG....................       9,070        734,087
                                                    ------------
                                                      34,085,398
                                                    ------------
HONG KONG -- 1.5%
    Cheung Kong Holdings Ltd. .......      43,000        309,442
    China Light & Power Co. Ltd. ....     139,000        692,576
    China Telecom Ltd. ..............     230,000        397,830
    Hang Seng Bank Ltd. .............      49,000        438,007
    Henderson Land Development Co.
      Ltd. ..........................     169,000        874,775
    Hong Kong Telecommunications
      Ltd. ..........................     345,200        603,775
    HSBC Holdings PLC................      28,800        717,489
    Hutchison Whampoa Ltd. ..........     358,000      2,530,070
    Sun Hung Kai Properties Ltd. ....      41,000        299,018
                                                    ------------
                                                       6,862,982
                                                    ------------
INDIA -- 0.1%
    Mahanagar Telephone Nigam Ltd.
      [GDR]*.........................      44,000        536,800
                                                    ------------
IRELAND -- 0.1%
    CBT Group PLC -- Sponsored
      [ADR]*.........................      36,650        545,169
                                                    ------------
ITALY -- 5.6%
    Assicurazioni Generali...........      50,960      2,132,486
    Banca Commerciale Italia NA......     104,000        719,028
    Banca di Roma*...................     889,000      1,509,619
    Ente Nazionale Idrocarburi SPA...     443,100      2,902,239
    Industrie Natuzzi SPA [ADR]......      15,260        379,593
    Istituto Nazionale delle
      Assicurazioni..................     610,000      1,614,811
    Italgas SPA......................     112,936        612,661
    La Rinascente SPA................      22,800        234,998
    Mediolanum SPA...................     211,720      1,572,916
    San Paolo-IMI SPA................     138,681      2,455,882

                                         SHARES        VALUE
                                         ------        -----
    Telecom Italia Mobile SPA........     544,805   $  4,030,961
    Telecom Italia SPA...............     647,520      5,537,069
    Unicredito Italiano SPA..........     486,996      2,892,927
                                                    ------------
                                                      26,595,190
                                                    ------------
JAPAN -- 16.0%
    Advantest Corp. .................       7,700        488,774
    Alps Electric Co. Ltd. ..........      41,000        754,234
    Amada Co. Ltd. ..................     109,000        528,589
    Canon, Inc. .....................     167,000      3,575,506
    Citizen Watch Co. Ltd. ..........      68,000        409,941
    Dai Nippon Screen Manufacturing
      Co. Ltd. ......................     122,000        305,009
    Daiichi Pharmaceutical Co.
      Ltd. ..........................      87,000      1,472,411
    Daiwa House Industry Co. Ltd. ...     110,000      1,173,174
    DDI Corp. .......................         221        822,897
    Denso Corp. .....................     169,000      3,131,388
    East Japan Railway Co. Ltd. .....         240      1,342,594
    Fanuc Co. .......................      24,800        850,877
    Fujitsu Ltd. ....................      42,000        560,389
    Hitachi Ltd. ....................     206,000      1,278,407
    Honda Motor Co. Ltd. ............      15,000        493,366
    Ito-Yokado Co. Ltd. .............      37,000      2,591,390
    Kao Corp. .......................      93,000      2,102,457
    Kokuyo Co. Ltd. .................      51,000        687,707
    Komatsu Ltd. ....................     116,000        609,841
    Komori Corp. ....................      49,000      1,033,896
    Kuraray Co. Ltd. ................     128,000      1,415,078
    Kyocera Corp. ...................      44,000      2,328,793
    Makita Corp. ....................      73,000        814,803
    Matsushita Electric Industrial
      Co. ...........................     185,000      3,278,600
    Mauri Co. Ltd. ..................     129,000      2,487,442
    Mitsubishi Corp. ................     132,000        760,661
    Mitsubishi Heavy Industries
      Ltd. ..........................     553,000      2,157,157
    Mitsui Fudosan Co. Ltd. .........     269,000      2,039,024
    Murata Manufacturing Co. Ltd. ...      56,000      2,194,392
    NEC Corp. .......................     282,000      2,600,078
    Nippon Telegraph & Telephone
      Corp. .........................       2,260      1,747,145
    Nomura Securities Co. Ltd. ......     186,000      1,624,251
    NTT Mobile Communication Network,
      Inc.*..........................         350      1,442,863
    Pioneer Electronic Corp. ........      36,000        604,805
    Sangetsu Co. Ltd. ...............      11,000        164,810
    Sankyo Co. Ltd. .................     126,000      2,759,125
    Sekisui Chemical Co. Ltd. .......     180,000      1,212,802
    Sekisui House Ltd. ..............     107,000      1,133,589
    Seven-Eleven Japan Co. Ltd. .....      16,000      1,290,819
    Shin-Etsu Chemical Co. Ltd. .....     101,000      2,435,534
    Shiseido Co. Ltd. ...............      73,000        939,709
    Sony Corp. ......................      45,600      3,327,121
    Sumitomo Corp. ..................     223,000      1,087,355
    Sumitomo Electric Industries.....     269,000      3,031,111
    Sumitomo Forestry Co. ...........      73,000        543,633
    TDK Corp. .......................      41,000      3,754,811
    Tokyo Electron Ltd. .............      24,000        912,793
    Tokyo Marine & Fire Insurance
      Co. ...........................      60,000        718,107

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Tokyo Steel Manufacturing........      56,500   $    283,510
    Toppan Printing Co. Ltd..........      99,000      1,211,207
    UNY Co. Ltd. ....................      57,000      1,043,515
                                                    ------------
                                                      75,557,490
                                                    ------------
KOREA -- 0.2%
    Samsung Electronics Co. .........      14,299        959,637
                                                    ------------
MEXICO -- 1.4%
    Cemex SA de CV*..................       2,037          4,470
    Cemex SA de CV [ADR].............      76,090        332,361
    Cemex SA de CV [ADS] 144A*.......      50,068        218,697
    Cemex SA de CV Cl-B..............      67,925        168,272
    Fomento Economico Mexicano SA de
      CV UBD Units*..................     192,820        514,722
    Gruma SA [ADR]...................      24,714        245,595
    Gruma SA Cl-B*...................     114,732        288,289
    Grupo Financiero Bancomer SA Cl-B
      [GDR]*.........................       2,330          8,458
    Grupo Financiero Bancomer SA
      Cl-L*..........................       1,725            241
    Grupo Industrial Maseca SA de CV
      Cl-B...........................     306,095        256,892
    Grupo Modelo SA de CV Cl-C.......     270,024        561,088
    Grupo Televisa SA [GDR]*.........      20,634        509,402
    Kimberly-Clark de Mexico SA
      Cl-A...........................     166,630        529,053
    Panamerican Beverages, Inc.
      Cl-A...........................      31,540        687,966
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      42,014      2,045,557
    TV Azteca SA de CV [ADR]*........      26,200        175,213
                                                    ------------
                                                       6,546,276
                                                    ------------
NETHERLANDS -- 10.6%
    ABN AMRO Holding NV..............      96,736      2,036,092
    AKZO Nobel NV....................      11,408        519,742
    ASM Lithography Holding NV*......      51,340      1,570,290
    CSM NV...........................      36,821      2,126,850
    Elsevier NV......................     236,442      3,313,542
    Fortis Amev NV...................      45,812      3,798,402
    Gucci Group NV NY Reg............      13,205        642,093
    ING Groep NV.....................     117,972      7,197,746
    Koninklijke Ahold NV.............      92,243      3,411,183
    Koninklijke Numico NV............      37,670      1,796,515
    Koninklijke (Royal) Philips
      Electronics NV.................      33,610      2,256,582
    KPN NV...........................      16,029        802,872
    Royal Dutch Petroleum Co. .......      81,474      4,059,221
    TNT Post Group NV................      16,029        516,742
    Unilever NV......................      58,740      5,023,670
    Wolters Kluwer NV................      51,471     11,020,077
                                                    ------------
                                                      50,091,619
                                                    ------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd. ..........................     161,000        701,657
    Telecom Corp. of New Zealand Ltd.
      Cl-IR..........................     101,000        221,419
                                                    ------------
                                                         923,076
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
NORWAY -- 1.1%
    Bergesen D.Y. AS Cl-A............       9,560   $    114,187
    Norsk Hydro AS...................      69,020      2,328,219
    Orkla ASA Cl-A...................     179,750      2,677,814
    Saga Petroleum ASA...............      15,160        138,293
                                                    ------------
                                                       5,258,513
                                                    ------------
PERU -- 0.0%
    Telefonica del Peru SA Cl-B......      26,690         33,575
                                                    ------------
PORTUGAL -- 0.5%
    Jeronimo Martins SGPS SA.........      45,757      2,503,240
                                                    ------------
RUSSIA -- 0.0%
    Gazprom [ADR]....................      20,040        169,939
    LUKoil Holding [ADR].............       3,620         59,730
                                                    ------------
                                                         229,669
                                                    ------------
SINGAPORE -- 0.1%
    Singapore Press Holdings Ltd. ...      48,456        528,624
                                                    ------------
SPAIN -- 3.0%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......      45,336      1,175,865
    Banco Bilbao Vizcaya SA..........      56,460        886,600
    Banco Santander SA...............     112,135      2,231,758
    Endesa SA........................      69,492      1,844,079
    Gas Natural SDG SA...............      14,051      1,532,119
    Iberdrola SA.....................      79,173      1,483,537
    Repsol SA........................      17,975        960,332
    Telefonica SA....................      84,508      3,761,926
    Telefonica SA Bonus Rights*......      79,177         70,409
                                                    ------------
                                                      13,946,625
                                                    ------------
SWEDEN -- 3.3%
    ABB AB Cl-A......................      87,930        938,364
    Astra AB Cl-B....................     206,996      4,213,703
    Atlas Copco AB Cl-B..............      46,420      1,007,943
    Electrolux AB Cl-B...............     124,650      2,145,283
    Esselte AB.......................      14,410        236,447
    Granges AB*......................      14,385        207,641
    Hennes & Mauritz AB Cl-B.........      45,890      3,747,953
    Nordbanken Holding Co. AB*.......     383,378      2,459,510
    Sandvik AB Cl-A..................       6,140        106,808
    Sandvik AB Cl-B..................      44,020        760,319
                                                    ------------
                                                      15,823,971
                                                    ------------
SWITZERLAND -- 6.8%
    ABB AG...........................       1,449      1,698,525
    Adecco SA........................       5,950      2,716,203
    Credit Suisse Group..............      12,110      1,895,659
    Nestle SA........................       3,958      8,616,376
    Novartis AG......................       3,359      6,603,154
    Roche Holding AG.................         405      4,942,045
    Swisscom AG*.....................       1,944        813,845
    UBS AG...........................      15,010      4,611,804
                                                    ------------
                                                      31,897,611
                                                    ------------
UNITED KINGDOM -- 18.6%
    Abbey National PLC...............     134,000      2,869,374
    ASDA Group PLC...................     508,450      1,364,118

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    BG PLC...........................     150,597   $    950,267
    British Petroleum Co. PLC........     130,840      1,953,794
    Cable & Wireless PLC.............     304,000      3,737,850
    Cadbury Schweppes PLC............     211,456      3,606,183
    Caradon PLC......................     387,530        657,672
    Centrica PLC*....................     126,210        254,087
    Compass Group PLC................     201,000      2,302,522
    Diageo PLC.......................     582,436      6,628,392
    Electrocomponents PLC............     110,000        737,567
    GKN PLC..........................      43,000        570,562
    Glaxo Wellcome PLC...............     228,000      7,844,933
    Heywood Williams Group PLC.......      32,010        115,571
    Hillsdown Holdings PLC...........      47,580         60,165
    Kingfisher PLC...................     647,900      7,012,278
    Ladbroke Group PLC...............     229,000        920,145
    Laing, (John) PLC Cl-A...........      70,000        288,837
    National Westminster Bank PLC....     606,670     11,698,759
    Rank Group PLC...................     115,120        443,410
    Reed International PLC...........     541,740      4,236,358
    Rio Tinto PLC....................     157,600      1,832,894
    Rolls-Royce PLC..................     139,140        576,441
    Safeway PLC......................     286,660      1,440,383
    Shell Transport & Trading Co.
      PLC............................   1,084,000      6,659,684
    Smith, (David S.) Holdings PLC...     197,900        349,024
    SmithKline Beecham PLC...........     737,240     10,303,672
    Tesco PLC........................     738,000      2,102,765
    Tomkins PLC......................     658,220      3,104,760
    Unilever PLC.....................      97,000      1,087,766
    United News & Media PLC..........     227,470      1,994,521
                                                    ------------
                                                      87,704,754
                                                    ------------
TOTAL INVESTMENTS -- 95.2% (Cost
  $366,902,224)......................                449,693,410
OTHER ASSETS LESS
  LIABILITIES -- 4.8%................                 22,467,245
                                                    ------------
NET ASSETS -- 100.0%.................               $472,160,655
                                                    ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

INDUSTRY
Aerospace............................................   0.1%
Automobile Manufacturers.............................   0.3%
Automotive Parts.....................................   0.8%
Beverages............................................   1.9%
Broadcasting.........................................   0.6%
Building Materials...................................   1.0%
Business Services....................................   0.6%
Chemicals............................................   1.0%
Clothing & Apparel...................................   0.1%
Computer Services & Software.........................   1.8%
Construction.........................................   0.7%
Consumer Products & Services.........................   4.1%
Electronic Components & Equipment....................   7.5%
Entertainment & Leisure..............................   0.6%
Financial -- Bank & Trust............................  14.3%
Financial Services...................................   1.4%
Food.................................................   8.4%
Furniture............................................   0.1%
Healthcare Services..................................   0.2%
Industrial Products..................................   3.5%
Insurance............................................   4.0%
Machinery & Equipment................................   2.3%
Medical Supplies & Equipment.........................   0.1%
Metals & Mining......................................   0.6%
Office Equipment.....................................   1.0%
Oil & Gas............................................   5.9%
Paper & Forest Products..............................   0.2%
Pharmaceuticals......................................  10.0%
Printing & Publishing................................   4.8%
Railroads............................................   0.5%
Real Estate..........................................   1.5%
Retail & Merchandising...............................   3.6%
Telecommunications...................................   9.9%
Transportation.......................................   0.6%
Utilities............................................   1.2%
                                                       ----
TOTAL................................................  95.2%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.1% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ----------   ------------
FOREIGN BONDS -- 93.7%
AUSTRALIA -- 0.9%
    Federal National Mtge. Assoc.
      Global Bonds
      6.375%, 08/15/07...............       2,000   $  1,297,566
                                                    ------------
AUSTRIA -- 2.3%
    Austrian National Government
      5.00%, 01/15/08................      37,000      3,381,703
                                                    ------------
CANADA -- 4.5%
    Canadian Government
      7.00%, 12/01/06................       1,500      1,110,864
      6.00%, 06/01/08................       3,000      2,114,047
      8.00%, 06/01/23................       3,685      3,318,069
    Province of Ontario
      8.25%, 12/01/05................         200        153,873
                                                    ------------
                                                       6,696,853
                                                    ------------
DENMARK -- 4.9%
    Kingdom of Denmark
      7.00%, 11/15/07................      30,000      5,659,808
      6.00%, 11/15/09................       8,600      1,543,834
                                                    ------------
                                                       7,203,642
                                                    ------------
EUROPEAN CURRENCY UNIT -- 7.8%
    Finnish National Government
      5.00%, 04/25/09................       1,600      2,027,959
    French Treasury Bill
      4.50%, 07/12/02................       4,472      5,454,779
    Orange PLC Global Sr. Notes
      7.625%, 08/01/08...............         320        377,642
    Spanish Government
      5.15%, 07/30/09................       2,900      3,619,892
                                                    ------------
                                                      11,480,272
                                                    ------------
FRANCE -- 1.6%
    Caisse Nationale Des Autoroutes
      5.85%, 03/24/13................       6,600      1,360,169
    SunAmerica Institutional Funding
      5.25%, 05/20/09................       5,500      1,053,558
                                                    ------------
                                                       2,413,727
                                                    ------------
GERMANY -- 22.1%
    Bank Nederlandse Gemeenten
      6.25%, 08/10/00................       1,000        627,432
      5.25%, 10/01/01................       2,100      1,320,887
    Colt Telecom Group PLC Sr. Notes
      8.875%, 11/30/07...............         470        289,954
    Federal Republic of Germany
      7.50%, 11/11/04................       2,250      1,625,817
      6.875%, 05/12/05...............       6,400      4,528,648
      6.00%, 01/04/07................      14,100      9,674,744
      6.50%, 07/04/27................       5,300      3,992,057
    Inter-America Development Bank
      7.00%, 06/08/05................       4,500      3,162,864
    KFW International Finance, Inc.
      6.75%, 06/20/05................       4,500      3,134,156

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ----------   ------------
    Minnesota Mining & Manufacturing
      Co.
      5.00%, 10/15/01................         900   $    557,470
    SunAmerica Institutional Funding
      5.125%, 04/15/08...............       2,800      1,789,358
    Tennessee Valley Authority Global
      Bond
      6.375%, 09/18/06...............       3,000      2,067,279
                                                    ------------
                                                      32,770,666
                                                    ------------
GREECE -- 4.4%
    Greek Government
      8.60%, 03/26/08................   1,196,000      4,755,422
      7.50%, 05/20/13................     451,000      1,701,164
                                                    ------------
                                                       6,456,586
                                                    ------------
ITALY--10.9%
    Italian Government
      8.25%, 07/01/01................   3,715,000      2,517,758
      9.00%, 10/01/03................   8,645,000      6,446,162
      8.75%, 07/01/06................   5,115,000      4,040,462
      7.25%, 11/01/26................   3,830,000      3,157,575
                                                    ------------
                                                      16,161,957
                                                    ------------
JAPAN -- 8.4%
    Asian Development Bank
      3.125%, 06/29/05...............     200,000      1,919,384
    Central Bank of Tunisia
      4.95%, 09/27/11................      65,000        478,294
    European Investment Bank
      4.625%, 02/26/03...............      80,000        811,195
      3.00%, 09/20/06................      50,000        479,846
    Export-Import Bank of Japan
      4.375%, 10/01/03...............     360,000      3,638,407
    International Bank Reconstruction
      & Development Global Bond
      4.75%, 12/20/04................     260,000      2,730,024
    Korea Industrial Leasing
      2.20%, 08/07/02................      70,000        533,704
    Republic of Austria
      4.50%, 09/28/05................     170,000      1,791,610
                                                    ------------
                                                      12,382,464
                                                    ------------
NETHERLANDS -- 4.3%
    Netherlands Government
      5.75%, 01/15/04................      10,900      6,388,976
                                                    ------------
NORWAY -- 0.9%
    Norwegian Government
      5.50%, 05/15/09................      10,000      1,331,581
                                                    ------------
POLAND -- 0.7%
    Government of Poland
      12.00%, 10/12/03...............       3,500      1,042,296
                                                    ------------
PORTUGAL -- 0.4%
    European Investment Bank
      5.25%, 03/23/02................     100,000        612,382
                                                    ------------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ----------   ------------
RUSSIA -- 0.0%
    GKO Pass-Through Notes**
      47.37%, 11/18/98...............       3,700   $     19,745
    GKO Pass-Through Notes++
      33.73%, 03/24/99...............       5,021         26,795
                                                    ------------
                                                          46,540
                                                    ------------
SOUTH AFRICA -- 1.5%
    Republic of South Africa
      12.00%, 02/28/05...............      15,000      2,164,091
                                                    ------------
SPAIN -- 5.1%
    Spanish Government
      6.15%, 01/31/13................     700,000      5,860,446
      6.00%, 01/31/29................     200,000      1,661,571
                                                    ------------
                                                       7,522,017
                                                    ------------
SWEDEN -- 1.7%
    Swedish Government
      5.50%, 04/12/02................      20,000      2,607,422
                                                    ------------
UNITED KINGDOM -- 11.3%
    Alliance & Leicester BLD
      8.75%, 12/07/06................       1,300      2,510,379
    Annington Finance
      7.75%, 10/02/11................         500      1,021,164
    Federal National Mtge. Assoc.
      Global Bond
      6.875%, 06/07/02...............         990      1,732,619
    Halifax Building Society
      8.75%, 07/10/06................         600      1,172,986
    National Power Co. PLC
      8.375%, 08/02/06...............         870      1,646,548
    Republic of Austria
      9.00%, 07/22/04................         660      1,295,776
    Swiss Bank Corp. Jersey
      8.75%, 12/18/25................         230        532,159
    United Kingdom Treasury
      7.50%, 12/07/06................       2,500      4,993,927
      7.25%, 12/07/07................         880      1,770,454
                                                    ------------
                                                      16,676,012
                                                    ------------
TOTAL FOREIGN BONDS
 (Cost $132,251,530).................                138,636,753
                                                    ------------

                                  PAR
                                 (000)       VALUE
                               ---------   ----------
SOVEREIGN ISSUES -- 3.2%
ARGENTINA -- 0.8%
    Republic of Argentina
      Debs. [FRB, BRB]
      6.188%, 03/31/05.......   $  564     $  476,862
    Republic of Argentina Par
      Government Guaranteed
      Bonds [FRB, BRB]
      5.75%, 03/31/23........      575        411,700
    Republic of Argentina
      Unsub. Debs. [FRB, BRB]
      11.375%, 01/30/17......      250        250,625
                                           ----------
                                            1,139,187
                                           ----------
BULGARIA -- 0.7%
    National Republic of
      Bulgaria Debs. [FRN,
      BRB]
      6.688%, 07/28/11.......      355        240,069
      2.50%, 07/28/12........    1,270        727,869
                                           ----------
                                              967,938
                                           ----------
COLOMBIA -- 0.2%
    Colombian National
      Government Global
      Unsub. Debs.
      8.625%, 04/01/08.......      350        297,158
                                           ----------
MEXICO -- 0.1%
    United Mexican States
      [BRB]
      6.25%, 12/31/19........      250        194,525
                                           ----------
NIGERIA -- 0.2%
    Central Bank of Nigeria
      Par Government
      Guaranteed Bonds
      6.25%, 11/15/20........      500        316,250
                                           ----------
POLAND -- 0.7%
    Government of Poland PDI
      [STEP, BRB]
      5.00%, 10/27/14........      725        676,969
    Government of Poland Reg.
      PAR [STEP, BRB]
      3.00%, 10/27/24........      250        168,125
    Poland Communications,
      Inc. Sr. Notes
      9.875%, 11/01/03.......      300        261,000
                                           ----------
                                            1,106,094
                                           ----------
RUSSIA -- 0.3%
    City of Moscow Unsub.
      Debs.++
      9.50%, 05/31/00........      100         36,500
    Russia Interest
      Note -- US [FRN]
      5.969%, 12/15/15.......    1,588        175,705
    Russia Principal Loans
      [FRN]
      3.313%, 12/15/20.......    1,800        117,000
    Russian Government Reg.
      11.00%, 07/24/18.......      375         91,875
                                           ----------
                                              421,080
                                           ----------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                  PAR
                                 (000)       VALUE
                               ---------   ----------
SOUTH AFRICA -- 0.2%
    Ivory Coast [FLIRB]
      2.00%, 03/29/18........   $1,000     $  250,000
                                           ----------
TOTAL SOVEREIGN ISSUES
  (Cost $6,740,230)..........               4,692,232
                                           ----------

                                        SHARES
                                        ------
FOREIGN STOCK -- 0.0%
    Central Bank of Nigeria Warrants*
    (Cost $0).........................   500                0
                                                 ------------
TOTAL INVESTMENTS -- 96.9%
  (Cost $138,991,760).................            143,328,985
OTHER ASSETS LESS
  LIABILITIES -- 3.1%.................              4,644,280
                                                 ------------
NET ASSETS -- 100.0%..................           $147,973,265
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                             IN
SETTLEMENT               CONTRACTS TO     EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE           RECEIVE         FOR        AT VALUE    APPRECIATION
-------------------------------------------------------------------------------
01/99        Buy    JPY  1,085,635,000   $8,950,000   $9,663,356     $713,356
                                         ==========   ==========     ========

                                             IN
SETTLEMENT               CONTRACTS TO     EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE           RECEIVE         FOR        AT VALUE    DEPRECIATION
-------------------------------------------------------------------------------
01/99        Sell   JPY    483,346,030   $4,125,829   $4,302,316     $176,487
                                         ==========   ==========     ========

                                                          IN
SETTLEMENT               CONTRACTS TO                  EXCHANGE     UNREALIZED
  MONTH      TYPE           RECEIVE                      FOR       APPRECIATION
-------------------------------------------------------------------------------
01/99        Buy    DEM      4,734,775          GBP    1,700,000     $ 19,080
01/99        Buy    JPY    440,483,254          CAD    5,540,670      312,711
01/99        Buy    JPY    193,921,601          DEM    2,719,798       91,143
01/99        Buy    JPY    250,426,883          GBP    1,288,069       88,598
01/99        Buy    JPY    250,539,062          ZAR   13,089,250       28,078
                                                                     --------
                                                                     $539,610
                                                                     ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

 * Non-income producing security.

 ++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

** Defaulted security. At the end of the year, this security amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 94.6%
ADVERTISING -- 1.4%
    Outdoor Systems, Inc.* ...........    125,500   $  3,765,000
                                                    ------------
AUTOMOTIVE PARTS -- 2.2%
    Hayes Lemmerz International,
      Inc.* ..........................     91,800      2,771,212
    Tower Automotive, Inc.* ..........    121,100      3,019,931
                                                    ------------
                                                       5,791,143
                                                    ------------
BROADCASTING -- 3.2%
    Capstar Broadcasting Corp.
      Cl-A* ..........................    128,200      2,932,575
    Chancellor Media Corp.* ..........    114,600      5,486,475
                                                    ------------
                                                       8,419,050
                                                    ------------
BUSINESS SERVICES -- 2.2%
    International Network
      Services* ......................     33,000      2,194,500
    Modis Professional Services,
      Inc.* ..........................    159,300      2,309,850
    Robert Half International,
      Inc.* ..........................     25,200      1,126,125
                                                    ------------
                                                       5,630,475
                                                    ------------
CLOTHING & APPAREL -- 1.4%
    Abercrombie & Fitch Co. Cl-A* ....     51,100      3,615,325
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 18.3%
    BMC Software, Inc.* ..............     68,200      3,039,162
    Cadence Design Systems, Inc.* ....     75,500      2,246,125
    Cambridge Technology Partners,
      Inc.* ..........................    116,400      2,575,350
    Citrix Systems, Inc.* ............     62,200      6,037,287
    Compuware Corp.* .................     79,700      6,226,562
    Edwards, (J.D.) & Co.* ...........    134,400      3,813,600
    Infoseek Corp.* ..................     45,600      2,251,500
    Intuit, Inc.* ....................     40,200      2,914,500
    Network Appliance, Inc.* .........     79,900      3,595,500
    Network Associates, Inc.* ........     80,800      5,353,000
    Saville Systems PLC [ADR]* .......    152,000      2,888,000
    Sterling Commerce, Inc.* .........     62,100      2,794,500
    VERITAS Software Corp.* ..........     46,300      2,775,106
    Yahoo! Inc.* .....................      5,400      1,269,337
                                                    ------------
                                                      47,779,529
                                                    ------------
CONSTRUCTION -- 1.0%
    Lennar Corp. .....................    100,900      2,547,725
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Estee Lauder Companies, Inc.
      Cl-A ...........................     31,400      2,684,700
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.8%
    AES Corp.* .......................     93,000      4,405,875
    Altera Corp.* ....................     59,100      3,597,712
    Sanmina Corp.* ...................     80,000      5,000,000
    SCI Systems, Inc.* ...............     33,500      1,934,625
    Uniphase Corp.* ..................     41,000      2,844,375
                                                    ------------
                                                      17,782,587
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.7%
    Travel Services International,
      Inc.* ..........................     59,300      1,808,650
                                                    ------------
ENVIRONMENTAL SERVICES -- 1.6%
    Republic Services, Inc. Cl-A* ....    230,500      4,249,844
                                                    ------------
FINANCIAL-BANK & TRUST -- 3.9%
    Firstar Corp. ....................     19,400      1,809,050
    GreenPoint Financial Corp. .......     99,500      3,494,937

                                         SHARES        VALUE
                                         ------        -----
    North Fork Bancorporation,
      Inc. ...........................     87,800   $  2,101,713
    State Street Boston Corp. ........     41,100      2,859,019
                                                    ------------
                                                      10,264,719
                                                    ------------
FINANCIAL SERVICES -- 3.1%
    Donaldson, Lufkin & Jenrette,
      Inc. ...........................     47,900      1,963,900
    FINOVA Group, Inc. ...............     76,200      4,110,037
    Nationwide Financial Services,
      Inc. ...........................     41,100      2,124,356
                                                    ------------
                                                       8,198,293
                                                    ------------
FOOD -- 2.2%
    American Italian Pasta Co.
      Cl-A* ..........................     53,600      1,413,700
    Suiza Foods Corp.* ...............     84,200      4,288,938
                                                    ------------
                                                       5,702,638
                                                    ------------
FURNITURE -- 1.2%
    Furniture Brands International,
      Inc.* ..........................    113,900      3,103,775
                                                    ------------
HEALTHCARE SERVICES -- 5.0%
    Alternative Living Services,
      Inc.* ..........................    130,700      4,476,475
    Omnicare, Inc. ...................    132,500      4,604,375
    Quintiles Transnational Corp.* ...     50,400      2,690,100
    Sunrise Assisted Living, Inc.* ...     26,900      1,395,438
                                                    ------------
                                                      13,166,388
                                                    ------------
INSURANCE -- 1.7%
    EXEL Ltd. ........................     35,100      2,632,500
    UNUM Corp. .......................     30,200      1,762,925
                                                    ------------
                                                       4,395,425
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.7%
    Bard, (C.R.), Inc. ...............     67,400      3,336,300
    Safeskin Corp.* ..................    136,800      3,300,300
    STERIS Corp.* ....................    106,200      3,020,063
                                                    ------------
                                                       9,656,663
                                                    ------------
OFFICE EQUIPMENT -- 4.8%
    Herman Miller, Inc. ..............    124,300      3,340,563
    HON INDUSTRIES, Inc. .............     41,600        995,800
    Office Depot, Inc.* ..............     75,400      2,785,088
    Staples, Inc.* ...................    121,400      5,303,663
                                                    ------------
                                                      12,425,114
                                                    ------------
PERSONAL SERVICES -- 1.4%
    Sylvan Learning Systems, Inc.* ...    121,400      3,702,700
                                                    ------------
PHARMACEUTICALS -- 5.9%
    Biogen, Inc.* ....................     49,000      4,067,000
    Cardinal Health, Inc. ............     41,200      3,126,050
    Elan Corp. PLC [ADR]* ............     62,800      4,368,525
    Watson Pharmaceuticals, Inc.* ....     61,100      3,841,663
                                                    ------------
                                                      15,403,238
                                                    ------------
PRINTING & PUBLISHING -- 1.4%
    Valassis Communications, Inc.* ...     73,200      3,778,950
                                                    ------------
RAILROADS -- 1.0%
    Kansas City Southern Industries,
      Inc. ...........................     52,600      2,587,263
                                                    ------------

NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RESTAURANTS -- 2.3%
    Brinker International, Inc.* .....     79,000   $  2,281,125
    CKE Restaurants, Inc. ............    128,700      3,788,606
                                                    ------------
                                                       6,069,731
                                                    ------------
SEMICONDUCTORS -- 2.6%
    Level One Communications,
      Inc.* ..........................     65,700      2,332,350
    Micron Technology, Inc.* .........     39,700      2,007,331
    PMC-Sierra, Inc.* ................     37,300      2,354,562
                                                    ------------
                                                       6,694,243
                                                    ------------
RETAIL & MERCHANDISING -- 7.4%
    Amazon.com, Inc.* ................      9,100      2,923,375
    Costco Companies, Inc.* ..........     56,000      4,042,500
    Dollar Tree Stores, Inc.* ........     59,000      2,577,563
    Linens 'n Things, Inc.* ..........    109,600      4,342,900
    TJX Companies, Inc. ..............    189,300      5,489,700
                                                    ------------
                                                      19,376,038
                                                    ------------
TELECOMMUNICATIONS -- 5.9%
    American Tower Corp.* ............     81,900      2,421,169
    Ascend Communications, Inc.* .....     81,700      5,371,775
    ICG Communications, Inc.* ........    108,800      2,339,200
    Intermedia Communications,
      Inc.* ..........................     85,400      1,473,150
    RSL Communications Ltd. Cl-A* ....    133,700      3,944,150
                                                    ------------
                                                      15,549,444
                                                    ------------
TRANSPORTATION -- 1.3%
    Avis Rent A Car, Inc.* ...........    143,900      3,480,581
                                                    ------------
TOTAL COMMON STOCK
  (Cost $214,948,309).................               247,629,231
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
COMMERCIAL PAPER -- 1.2%
    Northern Illinois Gas Co.
      5.90%, 01/08/99.................     $2,000   $  1,997,706
    Novartis Finance Corp.+
      5.45%, 01/12/99.................      1,000        998,335
                                                    ------------
    (Cost $2,996,041).................                 2,996,041
                                                    ------------
                                         SHARES
                                        ---------
SHORT-TERM INVESTMENTS -- 3.2%
    Temporary Investment Cash Fund ...  4,233,509      4,233,509
    Temporary Investment Fund ........  4,233,510      4,233,510
                                                    ------------
    (Cost $8,467,019).................                 8,467,019
                                                    ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $226,411,369).................               259,092,291
OTHER ASSETS LESS
  LIABILITIES -- 1.0%.................                 2,700,022
                                                    ------------
NET ASSETS -- 100.0%..................              $261,792,313
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 87.4%
AUSTRIA -- 0.7%
    KTM-Motorradholding AG...........     11,650   $    784,417
                                                   ------------
BRAZIL -- 0.3%
    Aracruz Celulose SA [ADR]........     51,000        408,000
                                                   ------------
CANADA -- 4.1%
    Cinar Films, Inc. Cl-B*..........    148,025      3,756,134
    Dorel Industries, Inc. Cl-B*.....     70,575      1,139,537
                                                   ------------
                                                      4,895,671
                                                   ------------
DENMARK -- 2.8%
    Kobenhavns Lufthavne AS..........     16,950      2,103,985
    Vestas Wind Systems AS 144A*.....     23,800      1,275,197
                                                   ------------
                                                      3,379,182
                                                   ------------
FINLAND -- 3.3%
    KCI Konecranes International
      PLC............................     33,200      1,508,110
    Raisio Group PLC.................    220,000      2,433,201
                                                   ------------
                                                      3,941,311
                                                   ------------
FRANCE -- 6.3%
    Altran Technologies SA...........     19,050      4,597,092
    Dassault Systemes SA.............     56,550      2,659,445
    Royal Canin SA...................      5,000        313,283
                                                   ------------
                                                      7,569,820
                                                   ------------
GERMANY -- 15.1%
    Douglas Holding AG...............     32,225      1,905,809
    IXOS Software AG*................      5,475      1,232,723
    Marschollek, Lautenschlaeger und
      Partner AG Non-Voting Pfd. ....      7,850      4,477,581
    Porsche AG Pfd. .................      1,700      3,909,290
    Schmalbach Lubeca AG.............     11,235      1,551,497
    Schwarz Pharma AG................     35,200      2,039,483
    Sixt AG..........................     33,675      2,628,458
    Turbon International AG..........     40,275        350,634
                                                   ------------
                                                     18,095,475
                                                   ------------
GREECE -- 0.5%
    Chipita International SA.........     19,625        637,718
                                                   ------------
HONG KONG -- 1.8%
    VTech Holdings Ltd. .............    501,000      2,185,847
                                                   ------------
IRELAND -- 2.1%
    Ryanair Holdings PLC [ADR]*......     66,600      2,514,150
                                                   ------------
ITALY -- 4.0%
    Bulgari SPA......................    372,950      2,227,894
    Gruppo Editoriale L'Espresso
      SPA............................    107,100        941,814
    Industrie Natuzzi SPA [ADR]......     66,150      1,645,481
                                                   ------------
                                                      4,815,189
                                                   ------------
JAPAN -- 5.6%
    Doutor Coffee Co. Ltd. ..........     50,000      1,662,284
    Fuji Soft ABC, Inc. .............     38,500      1,962,603
    Nippon System Development........     57,000      1,768,670
    Ryohin Keikaku Co. Ltd. .........     10,000      1,334,260
                                                   ------------
                                                      6,727,817
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
MALAYSIA -- 0.0%
    KFC Holdings Berhad
      Warrants++*....................     21,333   $      2,672
                                                   ------------
MEXICO -- 0.6%
    Grupo Posadas SA Cl-A*...........  1,875,600        777,572
                                                   ------------
NETHERLANDS -- 5.8%
    Beter Bed Holding NV.............     23,425        817,585
    Brunel International NV..........     35,225        713,258
    Hunter Douglas NV................     46,400      1,537,873
    IHC Caland NV....................     37,700      1,566,924
    Nutreco Holding NV...............     58,450      2,304,774
                                                   ------------
                                                      6,940,414
                                                   ------------
NORWAY -- 1.8%
    Narvesen ASA.....................     16,000        415,816
    Tomra Systems ASA................     51,975      1,705,494
                                                   ------------
                                                      2,121,310
                                                   ------------
SINGAPORE -- 0.6%
    Natsteel Electronics Ltd. .......    284,000        722,927
                                                   ------------
SPAIN -- 5.5%
    Baron de Ley SA*.................     21,600        708,103
    Tele Pizza SA*...................    614,050      5,850,518
                                                   ------------
                                                      6,558,621
                                                   ------------
SWEDEN -- 4.0%
    Haldex AB........................     51,010        516,045
    NetCom Systems AB Cl-B*..........     79,475      3,235,657
    Ortivus AB Cl-B*.................     50,200        365,404
    Semcon AB........................     84,775        700,746
                                                   ------------
                                                      4,817,852
                                                   ------------
SWITZERLAND -- 1.4%
    Kudelski SA*.....................        375      1,037,511
    Logitech International SA........      5,000        604,304
                                                   ------------
                                                      1,641,815
                                                   ------------
UNITED KINGDOM -- 21.1%
    British-Borneo Petroleum
      Syndicate PLC..................    364,423        606,331
    BTG PLC..........................     97,225        566,174
    Capital Radio PLC................    129,650      1,255,450
    Eidos PLC [ADR]*.................     47,175        757,748
    Energis PLC*.....................    178,075      3,985,007
    Filtronic PLC....................     55,325        554,603
    Flextech PLC*....................    195,550      1,974,924
    ICON PLC [ADR]*..................     44,500      1,490,750
    JBA Holdings PLC.................    241,350        742,887
    Misys PLC........................    175,210      1,276,112
    Parity PLC.......................    213,800      2,036,512
    PizzaExpress PLC.................    291,275      3,901,242
    Psion PLC........................    324,275      3,115,798
    Select Appointments Holdings
      PLC............................    184,475      1,893,767
    Wetherspoon, (J.D.) PLC..........    385,875      1,126,750
                                                   ------------
                                                     25,284,055
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $81,909,290).................               104,821,835
                                                   ------------

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
U.S. STOCK -- 2.0%
TELECOMMUNICATIONS
    Global TeleSystems Group, Inc.*
    (Cost $1,649,584)................     43,725   $  2,437,669
                                                   ------------
                                          PAR
                                         (000)
                                         -----
COMMERCIAL PAPER--9.3%
    Ford Motor Credit Co.
      5.95%, 01/04/99................  $   4,634      4,631,702
    General Electric Capital Corp.
      5.00%, 01/05/99................      4,952      4,949,249
    Prudential Funding Corp.
      4.00%, 01/04/99................      1,574      1,573,475
                                                   ------------
    (Cost $11,154,426)...............                11,154,426
                                                   ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $94,713,300).................               118,413,930
OTHER ASSETS LESS
  LIABILITIES -- 1.3%................                 1,583,089
                                                   ------------
NET ASSETS -- 100.0%.................              $119,997,019
                                                   ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

                      INDUSTRY
                      --------
Aerospace............................................   3.8%
Airlines.............................................   2.1%
Automobile Manufacturers.............................   7.9%
Automotive Parts.....................................   0.4%
Beverages............................................   0.6%
Broadcasting.........................................   2.7%
Business Services....................................   2.8%
Computer Hardware....................................   3.1%
Computer Services & Software.........................  10.4%
Consumer Products & Services.........................   4.1%
Containers & Packaging...............................   1.3%
Electronic Components & Equipment....................   2.5%
Entertainment & Leisure..............................   3.1%
Food.................................................   4.7%
Furniture............................................   1.4%
Hotels & Motels......................................   0.7%
Insurance............................................   3.7%
Machinery & Equipment................................   2.7%
Medical Supplies & Equipment.........................   0.3%
Miscellaneous........................................   0.5%
Office Equipment.....................................   0.3%
Oil & Gas............................................   0.5%
Paper & Forest Products..............................   0.3%
Pharmaceuticals......................................   2.9%
Printing & Publishing................................   0.8%
Restaurants..........................................   9.5%
Retail & Merchandising...............................   6.5%
Telecommunications...................................   6.5%
Transportation.......................................   1.3%
                                                       ----
TOTAL................................................  87.4%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stocks.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year, this security amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 82.2%
BUILDING & REAL ESTATE -- 4.7%
    Archstone Communities Trust
      [REIT]..........................     25,285   $   512,021
    Camden Property Trust.............     26,600       691,600
    Kilroy Realty Corp. ..............     19,000       437,000
    Post Properties, Inc. [REIT]......     20,000       768,750
    United Dominion Realty Trust......     42,000       433,125
    Weeks Corp. ......................     21,000       591,937
                                                    -----------
                                                      3,434,433
                                                    -----------
CHEMICALS -- 3.7%
    Great Lakes Chemical Corp. .......     30,300     1,212,000
    Hercules, Inc. ...................     16,000       438,000
    Octel Corp.*......................     77,375     1,073,578
                                                    -----------
                                                      2,723,578
                                                    -----------
DIVERSIFIED METALS -- 3.9%
    Nucor Corp. ......................     28,500     1,232,625
    Reynolds Metals Co. ..............     31,800     1,675,462
                                                    -----------
                                                      2,908,087
                                                    -----------
DIVERSIFIED RESOURCES -- 4.3%
    Burlington Northern Santa Fe
      Corp. ..........................     29,400       992,250
    IMC Global, Inc. .................     29,300       626,287
    Imperial Holly Corp. .............    120,000       975,000
    Penn Virginia Corp. ..............     25,700       472,237
    Western Water Co.*................     28,000       143,500
                                                    -----------
                                                      3,209,274
                                                    -----------
ENERGY SERVICES -- 5.5%
    BJ Services Co.*..................    160,800     2,512,500
    Halliburton Co. ..................     23,600       699,150
    McDermott International, Inc. ....     35,300       871,469
                                                    -----------
                                                      4,083,119
                                                    -----------
FOREST PRODUCTS -- 6.2%
    Champion International Corp. .....     12,500       506,250
    Domtar, Inc. .....................    248,300     1,458,762
    Fort James Corp. .................     22,100       884,000
    Georgia Pacific Group.............     15,500       907,719
    Kimberly-Clark Corp. .............     15,700       855,650
                                                    -----------
                                                      4,612,381
                                                    -----------
INTEGRATED PETROLEUM -- 20.0%
    Amerada Hess Corp. ...............     52,500     2,611,875
    Atlantic Richfield Co. ...........     12,900       841,725
    British Petroleum Co. PLC [ADR]...     12,600     1,129,275
    Chevron Corp. ....................      7,000       580,562
    Mobil Corp. ......................     37,200     3,241,050
    Petroleo Brasileiro SA [ADR]
      144A............................     28,600       324,301
    Royal Dutch Petroleum Co. ........     50,000     2,393,750
    Societe Nationale Elf Aquitaine SA
      [ADR]...........................     13,000       736,125
    Texaco, Inc. .....................     22,000     1,163,250
    Total SA [ADR]....................     20,000       995,000
    USX-Marathon Group................     26,000       783,250
                                                    -----------
                                                     14,800,163
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
LUMBER & WOOD PRODUCTS -- 0.7%
    MacMillan Bloedel Ltd. ...........     54,000   $   540,000
                                                    -----------
MACHINERY & EQUIPMENT -- 2.9%
    Baker Hughes, Inc. ...............     98,200     1,736,912
    Smith International, Inc.*........     15,800       397,963
                                                    -----------
                                                      2,134,875
                                                    -----------
MISCELLANEOUS ENERGY -- 1.8%
    Niagara Mohawk Power Corp.*.......     83,000     1,338,375
                                                    -----------
NON-FERROUS METALS -- 3.3%
    Inco Ltd. ........................    147,800     1,561,138
    Phelps Dodge Corp. ...............     18,100       920,838
                                                    -----------
                                                      2,481,976
                                                    -----------
OIL & GAS -- 5.5%
    Anadarko Petroleum Corp. .........     12,500       385,938
    Burlington Resources, Inc. .......     21,200       759,225
    Mitchell Energy & Development
      Corp. Cl-B......................     70,800       823,050
    Schlumberger Ltd. ................     20,488       945,009
    Union Pacific Resources Group,
      Inc. ...........................     53,000       480,313
    Unocal Corp. .....................     23,500       685,906
                                                    -----------
                                                      4,079,441
                                                    -----------
PAPER & FOREST PRODUCTS -- 1.9%
    Smurfit-Stone Container Corp.*....     90,600     1,432,613
                                                    -----------
PETROLEUM EXPLORATION & PRODUCTION -- 4.5%
    Barrett Resources Corp.*..........     15,100       362,400
    EEX Corp.*........................     86,766       607,362
    Noble Affiliates, Inc. ...........      2,800        68,950
    Ocean Energy, Inc.*...............     83,880       529,493
    Pioneer Natural Resources Co. ....     46,000       402,500
    Rutherford-Moran Oil Corp.*.......     35,300        99,281
    Santa Fe Energy Resources,
      Inc.*...........................    121,100       893,113
    Triton Energy Ltd.*...............     43,000       341,313
    Triton Energy Ltd. Rights*........      3,096             0
                                                    -----------
                                                      3,304,412
                                                    -----------
PRECIOUS METALS -- 13.3%
    Battle Mountain Gold Co. .........    292,000     1,204,500
    Cambior, Inc. ....................    140,400       693,225
    Dayton Mining Corp.*..............     49,700        12,425
    Getchell Gold Corp.*..............     48,500     1,321,625
    Gold Fields Ltd. [ADR]*...........     61,698       340,863
    Homestake Mining Co. .............    299,120     2,748,165
    Newmont Mining Corp. .............    130,224     2,352,171
    Placer Dome, Inc. ................     48,300       555,450
    TVX Gold, Inc.*...................    330,900       599,756
                                                    -----------
                                                      9,828,180
                                                    -----------
TOTAL COMMON STOCK (Cost
  $74,700,581)........................               60,910,907
                                                    -----------
PREFERRED STOCK -- 1.9%
BUILDING & REAL ESTATE -- 1.5%
    Rouse Co. $3.00 Cl-B..............     25,000     1,084,375
                                                    -----------

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PRECIOUS METALS -- 0.4%
    Battle Mountain Gold $3.25........      8,900   $   332,638
                                                    -----------
TOTAL PREFERRED STOCK (Cost
  $1,551,602).........................                1,417,013
                                                    -----------
FOREIGN STOCK -- 13.9%
BUILDING & REAL ESTATE -- 1.0%
    Security Capital U.S. Realty --
      (NLG)*..........................     60,000       594,000
    Sun International -- (ZAR)........  1,150,000       189,626
                                                    -----------
                                                        783,626
                                                    -----------
CHEMICALS -- 0.8%
    English China Clays
      PLC -- (GBP)....................    220,000       605,793
                                                    -----------
DIVERSIFIED METALS -- 1.4%
    Rio Tinto PLC -- (GBP)............     87,000     1,011,818
                                                    -----------
DIVERSIFIED RESOURCES -- 0.2%
    Lonrho Africa PLC -- (GBP)........    153,159       141,429
                                                    -----------
FOREST PRODUCTS -- 2.2%
    Macmillan Bloedel Ltd. -- (CAD)...    164,000     1,612,303
                                                    -----------
INDUSTRIAL PRODUCTS -- 0.4%
    Avesta Sheffield AB -- (SEK)......    105,000       295,354
                                                    -----------
NON-FERROUS METALS -- 2.0%
    Bougainville Copper
      Ltd. -- (AUD)*..................  1,496,992       165,275
    WMC Ltd. -- (AUD).................    438,936     1,324,594
                                                    -----------
                                                      1,489,869
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
PETROLEUM EXPLORATION & PRODUCTION --
0.4%
    Northstar Energy
      Corp. -- (CAD)*.................      9,635   $   276,013
                                                    -----------
PRECIOUS METALS -- 5.5%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR)...................     40,139       550,642
    Banro Resource Corp. -- (CAD)*+...     75,000        39,064
    Banro Resource Corp.
      Warrants -- (CAD)*+.............     45,815             0
    Gencor Ltd. -- (ZAR)..............    828,000     1,393,461
    Gold Fields Ltd. -- (ZAR)*........    163,299       902,188
    Goldfields Ltd. -- (AUD)..........    965,000       799,057
    Normandy Mining Ltd. -- (AUD).....    458,658       424,798
                                                    -----------
                                                      4,109,210
                                                    -----------
TOTAL FOREIGN STOCK (Cost
  $14,167,496)........................               10,325,415
                                                    -----------
SHORT-TERM INVESTMENTS -- 1.4%
    Temporary Investment Cash Fund
    (Cost $999,636)...................    999,636       999,636
                                                    -----------
TOTAL INVESTMENTS -- 99.4% (Cost
  $91,419,315)........................               73,652,971
OTHER ASSETS LESS
  LIABILITIES -- 0.6%.................                  472,978
                                                    -----------
NET ASSETS -- 100.0%..................              $74,125,949
                                                    ===========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.9% of net assets.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 66.2%
    Federal Home Loan Mtge. Corp.
      5.80%, 08/15/19...............  $  10,470   $  10,456,913
      6.00%, 01/14/29 [TBA].........     10,700      10,569,567
      6.50%, 01/12/29 [TBA].........     17,600      17,729,184
      8.50%, 01/01/25...............     10,140      10,615,061
      8.75%, 10/01/01...............        794         816,941
                                                  -------------
                                                     50,187,666
                                                  -------------
    Federal National Mtge. Assoc.
      6.298%, 03/01/17 [VR].........      2,245       2,236,225
      6.50%, 01/14/29 [TBA].........     10,000      10,067,200
      6.796%, 05/01/25 [VR].........        888         887,660
      7.50%, 01/25/22-05/01/24......     50,952      52,390,611
      7.521%, 01/01/25 [VR].........        199         201,060
      8.00%, 11/25/23...............      2,792       2,895,734
                                                  -------------
                                                     68,678,490
                                                  -------------
    Government National Mtge. Assoc.
      6.50%, 02/22/27 [TBA].........     50,000      50,461,000
      6.50%, 06/20/28...............     10,000       9,729,800
      6.50%, 01/21/29 [TBA].........     20,000      20,203,200
      6.625%, 07/20/17-07/20/24.....      1,048       1,061,817
      6.875%, 05/20/24-01/20/26.....      6,697       6,796,664
      6.875% 03/20/24 [VR]..........      4,225       4,275,484
      7.00% 01/15/24-11/20/26.......     16,607      16,911,332
                                                  -------------
                                                    109,439,297
                                                  -------------
    Student Loan Marketing Assoc.
      Series 1995-1 Cl-A1 [FRN]
      5.327%, 04/25/04..............      3,353       3,319,948
                                                  -------------
  (Cost $230,377,453)...............                231,625,401
                                                  -------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 6.9%
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 11/10/11...............      8,000       8,022,280
    Merrill Lynch Mtge. Investors,
      Inc. Cl-B
      7.243%, 06/15/21..............        869         902,497
    Norwest Asset Securities Corp.
      Series 1998-27 Cl-A
      6.25%, 11/25/13...............      3,142       3,107,119
    Residential Accredit Loans, Inc.
      1997-QS8 Cl-A9
      7.375%, 08/25/27..............      2,000       2,031,881
    Resolution Trust Corp. [VR]
      7.19%, 07/25/28...............     10,000       9,991,270
                                                  -------------
  (Cost $24,181,521)................                 24,055,047
                                                  -------------
CORPORATE OBLIGATIONS -- 34.3%
AUTOMOBILE MANUFACTURERS -- 1.4%
    Ford Motor Credit Co.
      5.78%, 03/21/01...............      5,000       5,041,549
                                                  -------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
BUILDING MATERIALS -- 0.9%
    Cemex SA Notes 144A
      8.50%, 08/31/00...............  $   3,000   $   3,015,000
                                                  -------------
CHEMICALS -- 1.4%
    Imperial Chemical, Inc. Euro
      Medium Term Notes [FRN]
      5.656%, 03/05/99..............      5,000       5,006,110
                                                  -------------
CONGLOMERATES -- 0.5%
    Philip Morris Companies, Inc.
      Debs.
      9.25%, 02/15/00...............        500         520,000
    Time Warner, Inc. Pass-Thru
      Trust Certificates 144A
      6.10%, 12/30/01...............      1,250       1,273,438
                                                  -------------
                                                      1,793,438
                                                  -------------
FINANCIAL SERVICES -- 13.4%
    Bear Stearns Co. Medium Term
      Notes Cl-B [FRN]
      6.162%, 02/06/01..............        700         707,910
    General Motors Acceptance Corp.
      Notes
      7.125%, 05/01/01..............      2,000       2,072,500
    Goldman Sachs Group L.P. Notes
      144A
      7.125%, 03/01/03..............      1,000       1,035,000
    Household Finance Co. Medium
      Term Sr. Notes
      7.15%, 06/15/00...............     10,000      10,225,000
    Household Finance Co. Notes
      7.625%, 06/29/99..............     15,000      16,031,250
    Lehman Brothers Holding Sr.
      Medium Term Notes Cl-E
      8.15%, 05/15/00...............      1,200       1,235,940
    Nationsbank Corp. Sub. Notes
      8.625%, 11/15/03..............      1,000       1,147,500
    New England Educational Loan
      Marketing Assoc. Medium Term
      Notes Cl-B [FRN] 144A
      5.756%, 03/11/99..............      5,000       4,995,900
    Presidential Life Corp. Sr.
      Notes
      9.50%, 12/15/00...............      8,000       8,180,000
    Salomon, Inc. Sr. Notes
      7.50%, 02/01/03...............      1,000       1,062,500
                                                  -------------
                                                     46,693,500
                                                  -------------
FOOD -- 3.7%
    RJR Nabisco, Inc. Medium Term
      Notes
      7.625%, 09/15/03..............      5,000       4,872,400
    RJR Nabisco, Inc. Notes
      8.625%, 12/01/02..............      8,000       8,127,680
                                                  -------------
                                                     13,000,080
                                                  -------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
OIL & GAS -- 1.2%
    Gulf Canada Resources Ltd.
      Yankee Sr. Sub. Debs.
      9.25%, 01/15/04...............  $   3,000   $   3,075,000
    Occidental Petroleum Corp. Sr.
      Notes
      6.40%, 04/01/03...............      1,000       1,015,000
                                                  -------------
                                                      4,090,000
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co. Notes
      6.125%, 11/01/03..............      1,500       1,500,000
                                                  -------------
TELECOMMUNICATIONS -- 3.7%
    AT&T Capital Corp. Notes [FRN]
      144A
      6.05%, 01/01/99...............      8,000       7,999,680
    TCI Communications, Inc. Sr.
      Notes [FRN]
      5.945%, 09/11/00..............      5,000       5,016,950
                                                  -------------
                                                     13,016,630
                                                  -------------
UTILITIES -- 7.7%
    Cleveland Electric Illuminating
      Co. Notes
      7.625%, 08/01/02..............      2,100       2,174,529
    Connecticut Light & Power Co.
      First Mtge.
      7.25%, 07/01/99...............      4,482       4,487,737
      7.875%, 06/01/01..............      2,000       2,090,000
    Detroit Edison Co. Medium Term
      Notes
      6.75%, 03/17/03...............      5,000       5,212,500
    Niagara Mohawk Power Corp. Sr.
      Notes
      7.00%, 10/01/00...............      3,665       3,715,394
    Texas Utilities Co. Debs.
      6.62%, 07/01/01...............      4,136       4,214,705
    United Illuminating Co. Notes
      6.25%, 12/15/02...............      5,000       5,018,750
                                                  -------------
                                                     26,913,615
                                                  -------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $119,636,534).....................                120,069,922
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 3.0%
    U.S. Treasury Bills
      4.55%, 02/04/99#..............        170         169,317
      4.10%, 03/04/99#..............        100          99,282
                                                  -------------
                                                        268,599
                                                  -------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02..............     10,000      10,172,110
                                                  -------------
  (Cost $10,371,058)................                 10,440,709
                                                  -------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
SOVEREIGN ISSUES -- 3.0%
ARGENTINA -- 2.1%
    Republic of Argentina [FRB, BRB]
      6.188%, 03/31/05..............  $   3,666   $   2,859,480
      9.165%, 04/10/05..............      4,000       3,610,000
    Republic of Argentina Bote 10
      [FRN, PIK]
      5.313%, 04/01/00..............      1,220         969,685
                                                  -------------
                                                      7,439,165
                                                  -------------
BRAZIL -- 0.6%
    Republic of Brazil-IDU Cl-A [VR,
      BRB]
      6.75%, 01/01/01...............      2,177       1,977,079
                                                  -------------
CANADA -- 0.3%
    Hydro-Quebec Government
      Guaranteed Notes
      9.00%, 03/07/01...............      1,000       1,069,900
                                                  -------------
TOTAL SOVEREIGN ISSUES (Cost
  $11,294,802)......................                 10,486,144
                                                  -------------
                                      PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                        (000)
                                      ---------
FOREIGN BONDS -- 1.5%
NEW ZEALAND
    New Zealand Government
      10.00%, 03/15/02
      (Cost $5,339,391).............      8,900       5,342,374
                                                  -------------

                                         PAR
                                        (000)
                                        -----
CERTIFICATES OF DEPOSIT -- 2.9%
    Bank of Tokyo-Mitsubishi
      5.94%, 01/19/99
      (Cost $10,000,000)............  $  10,000       9,998,187
                                                  -------------
COMMERCIAL PAPER -- 13.3%
    Ameritech Corp.
      5.66%, 01/15/99...............      3,400       3,392,516
    Ford Motor Credit Co.
      5.51%, 01/22/99...............     10,000       9,967,858
    General Electric Capital Corp.
      5.65%, 01/14/99...............     16,000      15,967,356
    General Motors Acceptance Corp.
      5.50%, 01/29/99...............     13,000      12,944,389
    Procter & Gamble Co.
      4.85%, 02/26/99...............      4,200       4,168,313
                                                  -------------
    (Cost $46,440,432)..............                 46,440,432
                                                  -------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 1.2%
    Temporary Investment Cash
      Fund..........................  2,154,618   $   2,154,618
    Temporary Investment Fund.......  2,154,618       2,154,618
                                                  -------------
    (Cost $4,309,236)...............                  4,309,236
                                                  -------------
TOTAL INVESTMENTS -- 132.3% (Cost
  $461,950,427).....................                462,767,452
                                                  -------------

                                     NUMBER OF
                                     CONTRACTS
                                     ---------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    30 Year U.S. Treasury Bond
      Futures, Strike Price 138,
      Expires 02/20/99.............         34          (3,188)
                                                 -------------
PUT OPTIONS
    30 Year U.S. Treasury Bond
      Futures, Strike Price 120,
      Expires 02/20/99.............         20          (3,437)
    30 Year U.S. Treasury Bond
      Futures, Strike Price 122,
      Expires 02/20/99.............         22          (6,875)
                                                 -------------
                                                       (10,312)
                                                 -------------
TOTAL WRITTEN OPTIONS
  (Cost ($13,948)).................                    (13,500)
                                                 -------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (32.3%)................               (113,046,717)
                                                 -------------
NET ASSETS -- 100.0%...............              $ 349,707,235
                                                 =============

# Securities with an aggregate market value of $268,599 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                          NOTIONAL     UNREALIZED
                       EXPIRATION          AMOUNT     APPRECIATION
     DESCRIPTION         MONTH             (000)     (DEPRECIATION)
-------------------------------------------------------------------
Euro Dollar..........    12/99      ECU    75,000       $(68,175)
Euro Dollar..........    03/00      ECU    75,000        (24,962)
Euro Dollar..........    06/00      ECU    75,000         (9,187)
Euro Dollar..........    09/00      ECU    75,000          4,988
Euro Dollar..........    09/01      ECU   100,000         27,500
                                                        --------
                                                        $(69,836)
                                                        ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 5.2% of net assets.

See Notes to Financial Statements.

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 74.6%
BUSINESS SERVICES -- 2.0%
    Robert Half International,
      Inc.*........................    131,800   $    5,889,812
                                                 --------------
COMPUTER HARDWARE -- 3.2%
    Dell Computer Corp.*...........    132,000        9,660,750
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 12.7%
    3Com Corp.*....................    100,700        4,512,619
    CompUSA, Inc.*.................    198,152        2,588,360
    Electronic Arts, Inc.*.........     61,100        3,429,237
    Ingram Micro, Inc. Cl-A*.......    101,000        3,522,375
    National Data Corp.............    135,400        6,592,287
    Oracle Corp.*..................    119,700        5,162,062
    Synopsys, Inc.*................     77,400        4,198,950
    Tech Data Corp.*...............    104,900        4,222,225
    Visio Corp.*...................    106,300        3,886,594
                                                 --------------
                                                     38,114,709
                                                 --------------
ELECTRONIC COMPONENTS &
EQUIPMENT -- 5.9%
    Advanced Micro Devices,
      Inc.*........................    612,000       17,709,750
                                                 --------------
ENTERTAINMENT & LEISURE -- 2.2%
    Time Warner, Inc. .............    107,800        6,690,337
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.2%
    Chase Manhattan Corp. .........     61,400        4,179,037
    MBNA Corp. ....................    224,500        5,598,469
                                                 --------------
                                                      9,777,506
                                                 --------------
FINANCIAL SERVICES -- 10.3%
    Donaldson, Lufkin & Jenrette,
      Inc. ........................    101,900        4,177,900
    Household International,
      Inc. ........................    170,300        6,748,137
    Merrill Lynch & Co., Inc. .....    139,676        9,323,373
    Morgan Stanley, Dean Witter &
      Co. .........................     87,400        6,205,400
    Schwab, (Charles) Corp. .......     76,800        4,315,200
                                                 --------------
                                                     30,770,010
                                                 --------------
FOOD -- 0.9%
    Safeway, Inc.*.................     46,000        2,803,125
                                                 --------------
HEALTHCARE SERVICES -- 4.1%
    Humana, Inc.*..................    316,000        5,628,750
    Omnicare, Inc. ................    193,600        6,727,600
                                                 --------------
                                                     12,356,350
                                                 --------------
INSURANCE -- 1.4%
    Aetna, Inc. ...................     40,900        3,215,763
    CMAC Investment Corp. .........     21,300          978,469
                                                 --------------
                                                      4,194,232
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
OFFICE EQUIPMENT -- 4.5%
    Office Depot, Inc.*............    138,900   $    5,130,619
    Staples, Inc.*.................    195,550        8,543,091
                                                 --------------
                                                     13,673,710
                                                 --------------
PHARMACEUTICALS -- 7.6%
    Lilly, (Eli) & Co. ............     93,100        8,274,263
    Merck & Co., Inc. .............     48,700        7,192,381
    Pfizer, Inc. ..................     57,500        7,212,656
                                                 --------------
                                                     22,679,300
                                                 --------------
RAILROADS -- 1.3%
    Kansas City Southern
      Industries, Inc. ............     80,900        3,979,269
                                                 --------------
RETAIL & MERCHANDISING -- 9.8%
    Bed, Bath & Beyond, Inc.*......    211,580        7,220,168
    Costco Companies, Inc.*........    103,000        7,435,313
    Rite Aid Corp. ................     59,800        2,963,838
    Wal-Mart Stores, Inc. .........     55,500        4,519,781
    Walgreen Co. ..................    126,900        7,431,581
                                                 --------------
                                                     29,570,681
                                                 --------------
SEMICONDUCTORS -- 0.5%
    Intel Corp. ...................     13,600        1,612,450
                                                 --------------
TELECOMMUNICATIONS -- 4.4%
    AirTouch Communications,
      Inc.* .......................     67,200        4,846,800
    Comcast Corp. Cl-A.............     84,900        4,982,569
    MCI WorldCom, Inc.*............     46,000        3,300,500
                                                 --------------
                                                     13,129,869
                                                 --------------
TRANSPORTATION -- 0.6%
    CNF Transportation, Inc. ......     49,600        1,863,100
                                                 --------------
TOTAL COMMON STOCK
  (Cost $188,906,303)..............                 224,474,960
                                                 --------------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash
      Fund.........................    253,878          253,878
    Temporary Investment Fund......    253,877          253,877
                                                 --------------
    (Cost $507,755)................                     507,755
                                                 --------------
TOTAL INVESTMENTS -- 74.8%
  (Cost $189,414,058)..............                 224,982,715
OTHER ASSETS LESS
  LIABILITIES -- 25.2%.............                  75,941,439
                                                 --------------
NET ASSETS -- 100.0%...............              $  300,924,154
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 88.5%
ARGENTINA -- 0.2%
    Telecom Argentina Stet SA Cl-B
      [ADR]..........................     10,025   $    275,687
    Telefonica de Argentina SA Cl-B
      [ADR]..........................     38,015      1,062,044
                                                   ------------
                                                      1,337,731
                                                   ------------
AUSTRALIA -- 0.3%
    Cable & Wireless Optus Ltd.
      144A*..........................    903,551      1,900,918
                                                   ------------
AUSTRIA -- 0.1%
    Bank Austria AG..................     15,114        768,981
                                                   ------------
BRAZIL -- 0.5%
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................     39,495      2,870,793
                                                   ------------
CANADA -- 0.5%
    Newcourt Credit Group, Inc. .....     89,330      3,120,967
                                                   ------------
DENMARK -- 0.4%
    Kapital Holding..................      2,213        109,531
    Ratin AS Cl-B....................      7,076      1,500,955
    SAS Danmark AS...................      6,676         75,526
    Unidanmark AS Cl-A...............      5,663        511,635
                                                   ------------
                                                      2,197,647
                                                   ------------
FINLAND -- 5.1%
    Nokia Corp. Cl-A [ADR]...........    116,055     13,977,374
    Nokia Oyj Cl-A...................     68,342      8,368,480
    Raisio Group PLC.................     68,982        762,941
    Sampo Insurance Co. Ltd. Cl-A....     83,293      3,183,147
    Sonera Group Oyj 144A*...........     94,238      1,675,081
    Tieto Corp. Cl-B.................     60,405      2,708,108
                                                   ------------
                                                     30,675,131
                                                   ------------
FRANCE -- 11.6%
    Alcatel..........................      1,326        162,367
    Alcatel SA [ADR].................     24,430        597,008
    Atos SA*.........................      4,932      1,179,581
    Cap Gemini SA....................     41,241      6,622,469
    Cap Gemini SA 144A...............      1,719        276,037
    Carrefour Supermarche SA.........      3,484      2,631,394
    Equant NV*.......................     15,694      1,092,622
    Groupe Danone....................     15,700      4,496,949
    Lagardere S.C.A. ................     44,644      1,898,126
    Renault SA.......................    114,704      5,154,073
    Rhone-Poulenc Cl-A...............    161,600      8,320,100
    Sanofi SA........................     18,111      2,982,830
    Suez Lyonnaise des Eaux..........     53,558     11,006,888
    Synthelabo.......................      4,402        932,251
    Valeo SA.........................     13,011      1,025,785
    Valeo SA 144A....................     40,239      3,172,435
    Vivendi..........................     72,124     18,721,735
                                                   ------------
                                                     70,272,650
                                                   ------------
GERMANY -- 10.8%
    Bayerische Hypo-Und Vereinsbank
      AG.............................     11,091        877,680
    DaimlerChrysler AG*..............     59,037      5,866,410

                                        SHARES        VALUE
                                        ------        -----
    Deutsche Pfandbrief &
      Hypothekenbank AG..............     69,203   $  6,066,356
    Ergo Versicherungs Gruppe AG.....      2,933        483,398
    Hoechst AG.......................    164,336      6,798,327
    Mannesmann AG....................    182,285     21,095,774
    Marschollek, Lautenschlaeger und
      Partner AG Non-Voting Pfd......      5,292      3,018,517
    Merck KGaA.......................     25,425      1,144,913
    Metro AG.........................     43,065      3,387,239
    MobilCom AG......................      9,379      2,984,575
    Muenchener Rueckversicherung AG
      Warrants*......................        146          6,837
    Porsche AG Pfd. .................      4,058      9,331,704
    SAP AG Pfd. .....................      5,247      2,518,719
    Schering AG......................     11,447      1,439,879
    Veba AG..........................     11,989        710,477
                                                   ------------
                                                     65,730,805
                                                   ------------
GREECE -- 0.3%
    Panafon SA 144A*.................     13,861        371,222
    STET Hellas Telecommunications SA
      [ADR]*.........................     41,525      1,344,372
                                                   ------------
                                                      1,715,594
                                                   ------------
HONG KONG -- 0.5%
    China Telecom Ltd. ..............  1,769,000      3,059,835
                                                   ------------
IRELAND -- 1.9%
    Elan Corp. PLC [ADR]*............    167,775     11,670,848
                                                   ------------
ITALY -- 4.7%
    Banca Commerciale Italia NA......    409,187      2,829,009
    Banca di Roma*...................  2,357,523      4,003,332
    Telecom Italia Mobile SPA........  1,584,056     11,720,281
    Telecom Italia SPA...............    973,562      8,325,118
    Unicredito Italiano SPA..........    240,571      1,429,076
                                                   ------------
                                                     28,306,816
                                                   ------------
JAPAN -- 10.6%
    Bridgestone Corp.................     17,000        386,581
    Fujitsu Ltd......................    176,300      2,352,300
    Honda Motor Co. Ltd..............     55,000      1,809,008
    Ito-Yokado Co. Ltd...............     32,000      2,241,202
    Kao Corp.........................    719,000     16,254,478
    Kirin Brewery Co. Ltd............    333,000      4,251,192
    Nippon Telegraph & Telephone
      Corp...........................      1,990      1,538,415
    NTT Data Corp....................        290      1,442,331
    NTT Mobile Communication Network,
      Inc............................      4,890     20,158,851
    Rohm Co. Ltd.....................      5,000        458,347
    Sony Corp........................     58,800      4,290,235
    Takeda Chemical Industries.......    232,000      8,947,077
                                                   ------------
                                                     64,130,017
                                                   ------------
KOREA -- 0.4%
    SK Telecom Co. Ltd. [ADR]........    234,541      2,389,389
                                                   ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
MEXICO -- 0.3%
    Coca-Cola Femsa SA [ADR].........     34,220   $    453,415
    Grupo Televisa SA [GDR]*.........     56,670      1,399,041
                                                   ------------
                                                      1,852,456
                                                   ------------
NETHERLANDS -- 7.5%
    AEGON NV.........................     12,368      1,519,745
    AKZO Nobel NV....................     35,563      1,620,230
    Equant NV NY Reg*................     30,620      2,076,419
    Getronics NV.....................    109,617      5,432,165
    Koninklijke Ahold NV.............    260,020      9,615,643
    Koninklijke Ahrend Groep NV......     20,173        461,148
    Koninklijke (Royal) Philips
      Electronics NV.................     44,873      3,012,782
    Koninklijke (Royal) Philips
      Electronics NV [ADR]...........     43,694      2,957,538
    Simac Techniek NV................     22,565        571,138
    Unilever NV......................     34,510      2,951,427
    Wolters Kluwer NV................     72,661     15,556,912
                                                   ------------
                                                     45,775,147
                                                   ------------
NORWAY -- 0.3%
    Den Norske Bank ASA..............     90,773        313,349
    Elektronisk Databehandling ASA...    354,721        884,619
    NCL Holdings ASA*................    245,404        579,789
    SAS Norge ASA Cl-B...............     16,809        141,201
                                                   ------------
                                                      1,918,958
                                                   ------------
PORTUGAL -- 0.6%
    Cimentos de Portugal SA..........     22,436        716,209
    Portugal Telecom SA..............     69,965      3,207,966
                                                   ------------
                                                      3,924,175
                                                   ------------
SPAIN -- 3.0%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......     88,120      2,285,539
    Banco Bilbao Vizcaya SA..........    143,075      2,246,728
    Banco Central Hispanoamericano
      SA.............................     96,306      1,145,276
    Prosegur, CIA de Seguridad SA....    145,088      1,694,674
    Tele Pizza SA*...................    180,645      1,721,141
    Telefonica SA....................    169,516      7,549,129
    Telefonica SA [ADR]..............     10,878      1,472,650
    Telefonica SA Bonus Rights*......    169,516        150,743
                                                   ------------
                                                     18,265,880
                                                   ------------
SWEDEN -- 5.1%
    Assa Abloy AB Cl-B...............    142,787      5,460,953
    Astra AB Cl-A....................    160,666      3,280,500
    Electrolux AB Cl-B...............    318,252      5,477,260
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................     45,056      1,078,528
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................      2,050         48,812
    Ortivus AB Cl-B*.................      2,329         16,953
    Pharmacia & Upjohn, Inc..........      6,729        376,899
    SAS Sverige AB...................     26,039        239,331
    Securitas AB.....................    873,512     13,578,677
    Skandinaviska Enskilda Banken....     96,797      1,021,048
    Volvo AB Cl-B....................     27,057        620,884
                                                   ------------
                                                     31,199,845
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
SWITZERLAND -- 9.9%
    Adecco SA........................     19,682   $  8,984,924
    Ares-Serono Group................         48         76,046
    Baloise Holding Ltd. ............        432        448,205
    Julius Baer Holdings AG Cl-B.....        214        711,266
    Kuoni Reisen AG..................      1,092      4,333,081
    Novartis AG......................      8,938     17,570,405
    Roche Holding AG.................        719      8,773,655
    Schweizerische
      Lebensversicherungs-Und
      Rentenanstalt..................        890        660,949
    Swisscom AG*.....................     18,916      7,919,081
    UBS AG...........................     17,317      5,320,626
    Zurich Allied AG.................      7,483      5,540,824
                                                   ------------
                                                     60,339,062
                                                   ------------
UNITED KINGDOM -- 13.9%
    Amvescap PLC.....................    234,278      1,817,415
    Capita Group PLC.................    311,277      2,876,967
    COLT Telecom Group PLC*..........    600,247      8,953,321
    Compass Group PLC................    587,306      6,727,787
    Diageo PLC.......................    225,725      2,568,855
    Electrocomponents PLC............     27,832        186,618
    Energis PLC*.....................    267,092      5,977,052
    Glaxo Wellcome PLC...............    151,972      5,228,992
    Hays PLC.........................    655,849      5,756,124
    JBA Holdings PLC.................     48,156        148,227
    Lloyds TSB Group PLC.............    347,196      4,939,064
    Logica PLC.......................    674,925      5,867,400
    Misys PLC........................    241,286      1,757,366
    Orange PLC*......................     18,296        212,631
    Rentokil Initial PLC.............  1,480,067     11,155,356
    Select Appointments Holdings
      PLC............................     10,662        109,453
    Select Appointments Holdings PLC
      [ADR]..........................     74,175      1,594,762
    SEMA Group PLC...................    165,808      1,630,410
    Siebe PLC........................    666,154      2,626,799
    SmithKline Beecham PLC...........     76,161      1,064,427
    SmithKline Beecham PLC [ADR].....     59,475      4,133,512
    Tomkins PLC......................    286,977      1,353,643
    Vodafone Group PLC...............    179,587      2,916,276
    Williams PLC.....................    802,641      4,557,197
    WPP Group PLC....................      7,509         45,695
                                                   ------------
                                                     84,205,349
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $448,527,859)................               537,628,994
                                                   ------------
U.S. STOCK -- 2.3%
AUTOMOBILE MANUFACTURERS -- 0.4%
    DaimlerChrysler AG*..............     27,124      2,605,599
                                                   ------------
CHEMICALS -- 0.0%
    Solutia, Inc. ...................         29            650
                                                   ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
ENTERTAINMENT & LEISURE -- 0.1%
    Fox Entertainment Group, Inc.
      Cl-A*..........................     16,820   $    423,654
                                                   ------------
FINANCIAL SERVICES -- 0.0%
    Romanian Investment Fund**.......        163         79,462
                                                   ------------
PHARMACEUTICALS -- 1.2%
    Bristol-Meyers Squibb Co. .......      2,600        347,913
    Pharmacia & Upjohn, Inc. ........    127,815      7,237,524
                                                   ------------
                                                      7,585,437
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Cellular Communications
      International, Inc.*...........     50,360      3,424,480
                                                   ------------
TOTAL U.S. STOCK
  (Cost $11,348,637).................                14,119,282
                                                   ------------

                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
6.6%
    Federal Home Loan Bank Disc. Notes
      5.01%, 01/13/99.................  $20,000    19,966,043
                                                 ------------
    Federal Home Loan Mtge. Corp.
      Disc. Notes 4.74%, 01/22/99.....   20,000    19,943,808
                                                 ------------
    (Cost $39,911,300)................             39,909,851
                                                 ------------
COMMERCIAL PAPER -- 2.6%
    Household Finance Corp. 5.25%,
      01/04/99
    (Cost $15,793,088)................   15,800    15,793,088
                                                 ------------
TOTAL INVESTMENTS -- 100.0% (Cost
  $515,580,884).......................            607,451,215
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%................               (244,933)
                                                 ------------
NET ASSETS -- 100.0%..................           $607,206,282
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN
SETTLEMENT                 CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
MONTH        TYPE         TO RECEIVE       FOR        AT VALUE    APPRECIATION
------------------------------------------------------------------------------
01/99        Buy    DEM       401,570   $  239,677   $  241,154     $  1,477
01/99        Buy    FRF       616,649      110,088      110,403          315
01/99        Buy    ITL   749,639,812      451,188      454,761        3,573
01/99        Buy    JPY    31,545,485      273,989      279,860        5,871
04/99        Buy    JPY   520,000,000    4,535,147    4,670,523      135,376
                                        ----------   ----------     --------
                                        $5,610,089   $5,756,701     $146,612
                                        ==========   ==========     ========

                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS      APPRECIATION
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------
01/99
            Sell   ATS         351,090   $     29,669   $     29,966    $      (297)
04/99
            Sell   CHF       4,200,000      3,048,009      3,088,394        (40,385)
03/99
            Sell   CHF       2,400,000      1,771,218      1,762,607          8,611
01/99
            Sell   DEM      59,700,000     35,283,960     35,880,318       (596,358)
01/99
            Sell   FRF         118,256         21,119         21,172            (53)
04/99
            Sell   GBP      15,770,000     26,471,249     26,163,418        307,831
05/99
            Sell   GBP       9,730,000     15,996,743     16,137,576       (140,833)
02/99
            Sell   JPY   2,780,000,000     23,971,389     24,787,715       (816,326)
05/99
            Sell   JPY     600,000,000      5,080,440      5,420,000       (339,560)
01/99
            Sell   JPY      20,643,826        179,303        183,144         (3,841)
04/99
            Sell   JPY   2,190,000,000     18,761,210     19,684,503       (923,293)
01/99
            Sell   NLG      35,300,000     18,700,948     18,800,663        (99,715)
04/99
            Sell   SEK      33,300,000      4,149,838      4,136,600         13,238
05/99
            Sell   SEK      13,000,000      1,668,485      1,616,895         51,590
                                         ------------   ------------    -----------
                                         $155,133,580   $157,712,971    $(2,579,391)
                                         ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

                      INDUSTRY
                      --------
Airlines.............................................   0.1%
Automobile Manufacturers.............................   4.2%
Automotive Parts.....................................   0.8%
Beverages............................................   0.8%
Broadcasting.........................................   0.2%
Building Materials...................................   0.1%
Business Services....................................   3.5%
Chemicals............................................   2.8%
Computer Services & Software.........................   6.8%
Conglomerates........................................   0.2%
Consumer Products & Services.........................   8.8%
Electronic Components & Equipment....................   2.3%
Entertainment & Leisure..............................   0.8%
Environmental Services...............................   5.2%
Farming & Agriculture................................   0.1%
Financial -- Bank & Trust............................   5.6%
Financial Services...................................   1.8%
Food.................................................   2.7%
Furniture............................................   0.1%
Industrial Products..................................   4.2%
Insurance............................................   1.5%
Medical Supplies & Equipment.........................   0.5%
Metals & Mining......................................   0.9%
Office Equipment.....................................   1.6%
Pharmaceuticals......................................  10.7%
Printing & Publishing................................   2.6%
Restaurants..........................................   0.3%
Retail & Merchandising...............................   0.6%
Telecommunications...................................  18.6%
Utilities............................................   0.1%
                                                       ----
TOTAL................................................  88.5%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 95.4%
AEROSPACE -- 0.8%
    Raytheon Co. Cl-A.................   21,140   $  1,092,674
    Raytheon Co. Cl-B.................    6,700        356,775
                                                  ------------
                                                     1,449,449
                                                  ------------
AIRLINES -- 0.8%
    Southwest Airlines Co.............   64,990      1,458,213
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 2.2%
    Ford Motor Co.....................   37,320      2,190,217
    General Motors Corp...............   27,235      1,949,005
                                                  ------------
                                                     4,139,222
                                                  ------------
AUTOMOTIVE PARTS -- 0.7%
    Dana Corp.........................   10,111        413,287
    Goodyear Tire & Rubber Co.........   19,785        997,906
                                                  ------------
                                                     1,411,193
                                                  ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies, Inc.....   29,895      1,961,859
                                                  ------------
CHEMICALS -- 2.0%
    Du Pont, (E.I.) de Nemours &
      Co..............................   41,300      2,191,481
    Eastman Chemical Co...............   21,438        959,350
    Witco Corp........................   35,890        571,997
                                                  ------------
                                                     3,722,828
                                                  ------------
COMPUTER HARDWARE -- 3.3%
    Compaq Computer Corp..............   60,385      2,532,396
    International Business Machines
      Corp............................   19,715      3,642,346
                                                  ------------
                                                     6,174,742
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    NCR Corp.*........................    1,500         62,625
    Sun Microsystems, Inc.*...........    6,350        543,719
                                                  ------------
                                                       606,344
                                                  ------------
CONGLOMERATES -- 2.7%
    Minnesota Mining & Manufacturing
      Co..............................   23,403      1,664,538
    Philip Morris Companies, Inc......   65,084      3,481,994
                                                  ------------
                                                     5,146,532
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.1%
    Clorox Co.........................   14,400      1,682,100
    Colgate-Palmolive Co..............   12,700      1,179,512
    Eastman Kodak Co..................   21,675      1,560,600
    Hasbro, Inc.......................   45,100      1,629,237
    Whitman Corp......................   67,265      1,706,849
                                                  ------------
                                                     7,758,298
                                                  ------------
CONTAINERS & PACKAGING -- 0.9%
    Owens-Illinois, Inc.*.............   58,610      1,794,931
                                                  ------------
ELECTRONIC COMPONENTS &
EQUIPMENT -- 4.3%
    Emerson Electric Co...............   24,030      1,503,377
    General Electric Co...............   29,495      3,010,333
    Rockwell International Corp.......   11,950        580,322
    Texas Instruments, Inc............   36,525      3,125,170
                                                  ------------
                                                     8,219,202
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
ENVIRONMENTAL SERVICES -- 0.6%
    Waste Management, Inc.............   24,670   $  1,150,239
                                                  ------------
FINANCIAL-BANK & TRUST -- 11.5%
    Bank One Corp.....................   49,939      2,550,010
    BankAmerica Corp..................   62,363      3,749,575
    BankBoston Corp...................   46,080      1,794,240
    Chase Manhattan Corp..............   30,450      2,072,503
    First Union Corp..................   20,280      1,233,277
    Fleet Financial Group, Inc........   32,150      1,436,703
    Mercantile Bancorporation, Inc....   23,872      1,101,096
    Morgan, (J.P.) & Co., Inc.........   20,213      2,123,628
    National City Corp................   20,270      1,469,575
    PNC Bank Corp. NA.................   28,269      1,530,060
    Summit Bancorp....................   13,400        585,412
    Wells Fargo & Co..................   54,450      2,174,597
                                                  ------------
                                                    21,820,676
                                                  ------------
FINANCIAL SERVICES -- 6.3%
    American Express Co...............   11,200      1,145,200
    Citigroup, Inc....................   75,595      3,741,952
    Fannie Mae........................   30,020      2,221,480
    Lehman Brothers Holdings, Inc.....   42,655      1,879,486
    Merrill Lynch & Co., Inc..........   23,025      1,536,919
    Washington Mutual, Inc............   36,160      1,380,860
                                                  ------------
                                                    11,905,897
                                                  ------------
FOOD -- 3.1%
    General Mills, Inc................   17,465      1,357,904
    Heinz, (H.J.) Co..................   24,700      1,398,637
    Nabisco Holdings Corp. Cl-A.......   11,900        493,850
    Quaker Oats Co....................   22,200      1,320,900
    Sara Lee Corp.....................   43,616      1,229,426
                                                  ------------
                                                     5,800,717
                                                  ------------
INSURANCE -- 5.0%
    Aetna, Inc........................   13,630      1,071,659
    Allstate Corp.....................   36,900      1,425,263
    American General Corp.............   32,300      2,519,400
    AON Corp..........................   22,329      1,236,468
    CIGNA Corp........................   30,620      2,367,309
    The Equitable Companies, Inc......   14,600        844,975
                                                  ------------
                                                     9,465,074
                                                  ------------
MACHINERY & EQUIPMENT -- 0.7%
    Deere & Co........................   39,565      1,310,591
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Baxter International, Inc.........   36,900      2,373,131
    Johnson & Johnson Co..............   20,310      1,703,501
                                                  ------------
                                                     4,076,632
                                                  ------------
OFFICE EQUIPMENT -- 2.4%
    Pitney Bowes, Inc.................    9,100        601,169
    Xerox Corp........................   33,285      3,927,630
                                                  ------------
                                                     4,528,799
                                                  ------------
OIL & GAS -- 9.3%
    Atlantic Richfield Co.............   35,911      2,343,193
    British Petroleum Co. PLC [ADR]...   18,665      1,672,851
    Chevron Corp......................   27,765      2,302,760

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Conoco, Inc. Cl-A*................   39,500   $    824,563
    Exxon Corp........................   38,591      2,821,967
    Halliburton Co....................   34,395      1,018,952
    Kerr-McGee Corp...................   32,820      1,255,365
    Mobil Corp........................   22,024      1,918,841
    Sonat, Inc........................   45,990      1,244,604
    Texaco, Inc.......................   24,675      1,304,691
    Tosco Corp........................   37,935        981,568
                                                  ------------
                                                    17,689,355
                                                  ------------
PAPER & FOREST PRODUCTS -- 1.2%
    Boise Cascade Corp................   47,045      1,458,395
    Kimberly-Clark Corp...............   13,645        743,653
                                                  ------------
                                                     2,202,048
                                                  ------------
PHARMACEUTICALS -- 7.4%
    American Home Products Corp.......   53,715      3,024,826
    Bristol-Meyers Squibb Co..........   23,000      3,077,688
    Merck & Co., Inc..................   25,400      3,751,263
    Pharmacia & Upjohn, Inc...........   75,760      4,289,910
                                                  ------------
                                                    14,143,687
                                                  ------------
PRINTING & PUBLISHING -- 1.4%
    McGraw-Hill Co., Inc..............   10,400      1,059,500
    Times Mirror Co. Cl-A.............   27,540      1,542,240
                                                  ------------
                                                     2,601,740
                                                  ------------
RAILROADS -- 0.7%
    Burlington Northern Santa Fe
      Corp............................   39,913      1,347,064
                                                  ------------
RESTAURANTS -- 0.7%
    McDonald's Corp...................   18,255      1,398,789
                                                  ------------
RETAIL & MERCHANDISING -- 3.0%
    Federated Department Stores,
      Inc.*...........................   22,600        984,513
    Kmart Corp.*......................   88,455      1,354,467
    Penney, (J.C.) Co., Inc...........   23,435      1,098,516
    Sears, Roebuck & Co...............   33,400      1,419,500
    Toys 'R' Us, Inc.*................   49,345        832,697
                                                  ------------
                                                     5,689,693
                                                  ------------
SEMICONDUCTORS -- 2.5%
    Intel Corp........................   21,715      2,574,585
    Motorola, Inc.....................   35,200      2,149,400
                                                  ------------
                                                     4,723,985
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
TELECOMMUNICATIONS -- 9.4%
    Alltel Corp.......................   23,395   $  1,399,313
    Ameritech Corp....................   16,740      1,060,898
    AT&T Corp.........................   47,200      3,551,800
    GTE Corp..........................   38,195      2,575,775
    MediaOne Group, Inc.*.............   37,935      1,782,945
    SBC Communications, Inc...........   53,600      2,874,300
    Sprint Corp. (FON Group)..........   21,580      1,815,418
    U. S. West, Inc...................   42,500      2,746,563
                                                  ------------
                                                    17,807,012
                                                  ------------
UTILITIES -- 5.0%
    Consolidated Edison, Inc..........   32,765      1,732,449
    Dominion Resources, Inc...........   30,755      1,437,796
    Duke Energy Corp..................   23,980      1,536,219
    Edison International Co...........   46,370      1,292,564
    Enron Corp........................    8,660        494,161
    Entergy Corp......................   52,160      1,623,480
    Texas Utilities Co................   31,520      1,471,590
                                                  ------------
                                                     9,588,259
                                                  ------------
TOTAL COMMON STOCK
  (Cost $168,810,432).................             181,093,070
                                                  ------------

                                          PAR
                                         (000)
                                        -------
REPURCHASE AGREEMENTS -- 4.0%
Merrill Lynch Pierce Fenner & Co.,
  Inc., 4.80% dated 12/31/98, maturing
  01/04/99, repurchase price
  $7,607,055 (Collateralized by U.S.
  Treasury Notes, par value
  $7,635,000, market value $7,765,630,
  due 12/31/00)
  (Cost $7,603,000)...................   $7,603      7,603,000
                                                  ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $176,413,432).................             188,696,070
OTHER ASSETS LESS
  LIABILITIES -- 0.6%.................               1,174,764
                                                  ------------
NET ASSETS -- 100.0%..................            $189,870,834
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
COMMON STOCK --57.8%
ADVERTISING -- 0.6%
    Outdoor Systems, Inc.*..............   18,600    $   558,000
                                                     -----------
BEVERAGES -- 1.0%
    Coca-Cola Co. ......................    8,300        555,062
    Coca-Cola Enterprises, Inc. ........   11,000        393,250
                                                     -----------
                                                         948,312
                                                     -----------
BROADCASTING -- 0.6%
    Clear Channel Communications,
      Inc.*.............................    9,100        495,950
                                                     -----------
COMPUTER HARDWARE -- 4.3%
    Dell Computer Corp.*................   10,200        746,512
    EMC Corp.*..........................   19,000      1,615,000
    International Business Machines
      Corp. ............................    8,300      1,533,425
                                                     -----------
                                                       3,894,937
                                                     -----------
COMPUTER SERVICES & SOFTWARE -- 7.8%
    America Online, Inc.*...............   21,600      3,126,600
    Cisco Systems, Inc.*................   11,750      1,090,547
    Compuware Corp.*....................    3,800        296,875
    Microsoft Corp.*....................   18,700      2,593,456
                                                     -----------
                                                       7,107,478
                                                     -----------
CONGLOMERATES -- 2.2%
    Philip Morris Companies, Inc. ......   18,900      1,011,150
    Tyco International Ltd. ............   12,900        973,144
                                                     -----------
                                                       1,984,294
                                                     -----------
CONSUMER PRODUCTS & SERVICES -- 1.4%
    Gillette Co. .......................    8,300        400,994
    Procter & Gamble Co. ...............    9,700        885,731
                                                     -----------
                                                       1,286,725
                                                     -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.4%
    General Electric Co. ...............   21,800      2,224,962
                                                     -----------
ENTERTAINMENT & LEISURE -- 2.8%
    Time Warner, Inc. ..................   25,600      1,588,800
    Viacom, Inc. Cl-B*..................   12,500        925,000
                                                     -----------
                                                       2,513,800
                                                     -----------
ENVIRONMENTAL SERVICES -- 0.5%
    Waste Management, Inc. .............    9,000        419,625
                                                     -----------
FINANCIAL-BANK & TRUST -- 1.4%
    Chase Manhattan Corp. ..............   18,800      1,279,575
                                                     -----------
FINANCIAL SERVICES -- 2.7%
    American Express Co. ...............    3,100        316,975
    CIT Group, Inc. Cl-A................    9,600        305,400
    Fannie Mae..........................   22,200      1,642,800
    SunAmerica, Inc. ...................    2,500        202,812
                                                     -----------
                                                       2,467,987
                                                     -----------
FOOD -- 0.9%
    Safeway, Inc.*......................   14,000        853,125
                                                     -----------
INSURANCE -- 1.6%
    American International Group,
      Inc. .............................   14,600      1,410,725
                                                     -----------
MEDICAL SUPPLIES & EQUIPMENT -- 3.9%
    Guidant Corp. ......................    3,500        385,875
    Johnson & Johnson Co. ..............   19,600      1,643,950

                                           SHARES       VALUE
                                           ------       -----
    Medtronic, Inc. ....................   20,700    $ 1,536,975
                                                     -----------
                                                       3,566,800
                                                     -----------
PHARMACEUTICALS -- 9.4%
    Bristol-Meyers Squibb Co. ..........   15,400      2,060,712
    Cardinal Health, Inc. ..............   19,350      1,468,181
    Merck & Co., Inc. ..................    8,400      1,240,575
    Pfizer, Inc. .......................   14,800      1,856,475
    Schering-Plough Corp. ..............   17,600        972,400
    Warner-Lambert Co. .................   12,300        924,806
                                                     -----------
                                                       8,523,149
                                                     -----------
PRINTING & PUBLISHING -- 0.7%
    McGraw-Hill Co., Inc. ..............    6,300        641,813
                                                     -----------
RETAIL & MERCHANDISING -- 3.8%
    Costco Companies, Inc.*.............    8,100        584,719
    CVS Corp. ..........................   10,000        550,000
    Home Depot, Inc. ...................   10,500        642,469
    Wal-Mart Stores, Inc. ..............   20,600      1,677,613
                                                     -----------
                                                       3,454,801
                                                     -----------
SEMICONDUCTORS -- 2.3%
    Intel Corp. ........................   17,800      2,110,412
                                                     -----------
TELECOMMUNICATIONS -- 7.5%
    Bell Atlantic Corp. ................   15,500        880,594
    BellSouth Corp. ....................   10,600        528,675
    MCI WorldCom, Inc.*.................   30,200      2,166,850
    SBC Communications, Inc. ...........   15,500        831,188
    Tele-Communications, Inc. Cl-A*.....   43,957      2,431,372
                                                     -----------
                                                       6,838,679
                                                     -----------
TOTAL COMMON STOCK
  (Cost $40,733,331)....................              52,581,149
                                                     -----------

                                           PAR
                                          (000)
                                          ------
CORPORATE OBLIGATIONS -- 3.9%
AEROSPACE -- 0.2%
    Lockheed Martin Corp. Notes
      7.25%, 05/15/06...................  $  200      216,500
                                                  -----------
BUSINESS SERVICES -- 0.2%
    Comdisco, Inc. Notes
      6.50%, 04/30/99...................     200      200,500
                                                  -----------
FINANCIAL-BANK & TRUST -- 0.5%
    First Bank System Sub. Notes
      7.625%, 05/01/05..................     100      110,375
    NationsBank Corp. Sr. Notes
      6.125%, 07/15/04..................     300      307,500
                                                  -----------
                                                      417,875
                                                  -----------
FINANCIAL SERVICES -- 0.9%
    Associates Corp. Sr. Notes
      6.25%, 11/01/08...................     300      312,375
    Ford Motor Credit Corp. Sr. Notes
      6.55%, 09/10/02...................     215      221,988
    General Motors Acceptance Corp.
      Notes
      7.125%, 05/01/03..................     100      105,750

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          ------  -----------
    Sears, Roebuck Acceptance Corp.
      Notes
      6.00%, 03/20/03...................  $  100  $   101,750
    Toyota Motor Credit Corp. Notes
      5.625%, 11/13/03..................     100      101,125
                                                  -----------
                                                      842,988
                                                  -----------
FOOD -- 0.2%
    Kroger Co. Notes
      6.80%, 12/15/18...................     200      200,750
                                                  -----------
OIL & GAS -- 0.2%
    Enron Corp. Notes
      6.625%, 11/15/05..................     150      153,188
                                                  -----------
PHARMACEUTICALS -- 0.2%
    Monsanto Co. Debs. 144A
      6.60%, 12/01/28...................     200      200,750
                                                  -----------
RETAIL & MERCHANDISING -- 0.5%
    Saks, Inc. Co. Guarantee Notes
      7.25%, 12/01/04...................     200      201,000
    Sears, Roebuck & Co. Notes
      6.25%, 01/15/04...................     200      205,250
                                                  -----------
                                                      406,250
                                                  -----------
TELECOMMUNICATIONS -- 0.6%
    Cable & Wire Communications Notes
      6.625%, 03/06/05..................     200      201,500
    Cincinnati Bell Telephone Co. Co.
      Guarantee Notes
      6.30%, 12/01/28...................     100      100,875
    WorldCom, Inc. Notes
      7.55%, 04/01/04...................     100      108,375
    WorldCom, Inc. Sr. Notes
      6.40%, 08/15/05...................     100      103,750
                                                  -----------
                                                      514,500
                                                  -----------
UTILITIES -- 0.4%
    Cinergy Corp. Notes 144A
      6.53%, 12/16/08...................     200      199,500
    Georgia Power Co. Sr. Notes Cl-C
      5.50%, 12/01/05...................     200      200,750
                                                  -----------
                                                      400,250
                                                  -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,477,737).....................            3,553,551
                                                  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.5%
    Federal Home Loan Bank Disc. Notes
      4.30%, 01/04/99...................   4,619    4,617,345
      5.705%, 03/19/03..................     500      511,664
                                                  -----------
                                                    5,129,009
                                                  -----------
    Federal National Mtge. Assoc. 6.23%,
      07/21/08..........................     200      204,374
      7.00%, 03/01/28...................     868      886,588
      7.50%, 03/01/27-07/01/27..........     486      499,905
                                                  -----------
                                                    1,590,867
                                                  -----------

                                           PAR
                                          (000)      VALUE
                                          ------  -----------
    Government National Mtge. Assoc.
      6.00%, 04/15/28-05/15/28..........  $  593  $   588,237
      6.50%, 03/15/28-04/15/28..........   1,664    1,683,225
      7.00%, 12/15/27...................     287      293,653
      8.00%, 03/15/27...................     117      122,028
      8.75%, 01/15/27-04/15/27..........     164      174,401
                                                  -----------
                                                    2,861,544
                                                  -----------
    (Cost $9,514,562)...................            9,581,420
                                                  -----------
U.S. TREASURY OBLIGATIONS -- 18.1%
    U.S. Treasury Bonds
      8.75%, 05/15/17...................   1,000    1,392,888
      6.125%, 11/15/27..................   1,150    1,285,686
                                                  -----------
                                                    2,678,574
                                                  -----------
    U.S. Treasury Notes
      7.75%, 11/30/99...................   2,750    2,825,652
      5.50%, 03/31/00...................   1,800    1,818,898
      6.625%, 07/31/01..................     900      943,938
      5.75%, 08/15/03...................   3,500    3,656,555
      6.625%, 05/15/07..................   3,900    4,396,642
      4.75%, 11/15/08...................     100      100,778
                                                  -----------
                                                   13,742,463
                                                  -----------
    (Cost $16,073,472)..................           16,421,037
                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
    Amresco Residential Securities Mtge.
      Loan Trust Series 1998-2 Cl-A4
      6.44%, 04/25/27...................     400      405,194
    Case Equipment Loan Trust Series
      1998-B Cl-A4 5.92%, 10/15/05......     300      304,364
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12...................     300      305,483
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6 5.63%,
      06/03/06..........................     100      100,700
    First Union-Lehman Brothers
      Commercial Mtge. Series 1998-C2
      Cl-A1 6.28%, 06/18/07.............     291      298,344
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1 6.25%, 07/15/07....     193      197,765
    Nationslink Funding Corp. Series
      1998-2 Cl-A1 6.00%, 11/20/07......     199      201,173
                                                  -----------
    (Cost $1,785,906)...................            1,813,023
                                                  -----------

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------      -----
FOREIGN BONDS -- 5.9%
CANADA -- 0.3%
    British Columbia Government
      5.375%, 10/29/08.................       100    $    99,936
    Canadian Government
      6.00%, 06/01/08..................       300        211,405
                                                     -----------
                                                         311,341
                                                     -----------
DENMARK -- 0.3%
    Kingdom of Denmark
      8.00%, 03/15/06..................     1,150        222,832
                                                     -----------
GERMANY -- 3.4%
    Deutscheland Republic
      6.00%, 09/15/03..................     2,600      1,739,036
      4.75%, 07/04/28..................       550        328,180
    Federal Republic of Germany
      6.00%, 07/04/07..................     1,500      1,035,352
                                                     -----------
                                                       3,102,568
                                                     -----------
JAPAN -- 0.9%
    Japanese Government
      2.90%, 12/20/05..................    85,000        814,457
                                                     -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------      -----
UNITED KINGDOM -- 1.0%
    United Kingdom Treasury
      7.50%, 12/07/06..................       175    $   349,575
      9.00%, 08/06/12..................       250        605,003
                                                     -----------
                                                         954,578
                                                     -----------
TOTAL FOREIGN BONDS (Cost
  $5,258,608)..........................                5,405,776
                                                     -----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....     4,403          4,403
    Temporary Investment Fund..........     4,403          4,403
                                                     -----------
    (Cost $8,806)......................                    8,806
                                                     -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $76,852,422)...................               89,364,762
OTHER ASSETS LESS
  LIABILITIES -- 1.8%..................                1,677,889
                                                     -----------
NET ASSETS -- 100.0%...................              $91,042,651
                                                     ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
FOREIGN STOCK -- 91.8%
AUSTRALIA -- 2.1%
    AMP Ltd. 144A*.................     58,230   $      738,429
    Australia & New Zealand Banking
      Group Ltd....................     33,000          216,173
    Brambles Industries Ltd........     10,000          243,811
    Cable & Wireless Optus Ltd.*...    223,826          470,892
                                                 --------------
                                                      1,669,305
                                                 --------------
BELGIUM -- 1.2%
    Fortis AG......................      1,000          362,416
    UCB SA.........................         87          536,900
                                                 --------------
                                                        899,316
                                                 --------------
BRAZIL -- 0.6%
    Centrais Eletricas Brasileiras
      SA...........................  4,920,000           93,660
    Companhia de Saneamento Basico
      do Estado de Sao Paulo.......  1,487,000          105,845
    Embratel Participacoes SA
      Pfd. ........................  5,700,000           75,484
    Petroleo Brasileiro SA.........    687,000           76,194
    Telesp Participacoes SA
      Pfd.*........................  6,200,000          139,580
                                                 --------------
                                                        490,763
                                                 --------------
CANADA -- 2.4%
    Bombardier, Inc. Cl-B..........     38,300          537,368
    Newcourt Credit Group, Inc.
      144A.........................     14,070          495,584
    Teleglobe, Inc.................     22,250          807,608
                                                 --------------
                                                      1,840,560
                                                 --------------
DENMARK -- 1.5%
    Tele Danmark AS................      8,500        1,147,250
                                                 --------------
FINLAND -- 2.1%
    Nokia Corp. Cl-A [ADR].........      9,700        1,168,244
    Sampo Insurance Co. Ltd.
      Cl-A.........................      7,200          275,157
    Sonera Group Oyj*..............      9,958          177,004
                                                 --------------
                                                      1,620,405
                                                 --------------
FRANCE -- 13.0%
    Accor SA.......................        650          140,798
    Altran Technologies SA.........      2,120          511,592
    Atos SA*.......................      1,700          406,587
    AXA SA.........................     10,163        1,473,687
    Cap Gemini SA..................      5,638          905,349
    Carrefour Supermarche SA.......        700          528,696
    Groupe Danone..................      3,400          973,862
    Pinault-Printemps Redoute SA...      7,000        1,338,343
    Sidel SA.......................      2,900          246,079
    Societe Generale...............      4,200          680,450
    Societe Nationale Elf Aquitaine
      SA...........................      3,300          381,632
    Societe Television Francaise...      1,350          240,467
    STMicroelectronics NV NY Reg*..      4,500          351,281
    Vivendi........................      7,400        1,920,870
                                                 --------------
                                                     10,099,693
                                                 --------------
GERMANY -- 8.9%
    Allianz AG.....................      1,394          518,925
    Bayerische Hypo-Und Vereinsbank
      AG...........................      4,000          316,538

                                      SHARES         VALUE
                                      ------         -----
    Berliner Kraft-Und Licht
      (Bewag)-
      Aktiengesellschaft...........      9,200   $      243,047
    DaimlerChrysler AG*............      9,200          914,189
    Deutsche Pfandbrief &
      Hypothekenbank AG............      9,700          850,305
    Douglas Holding AG.............      9,000          532,266
    Gehe AG........................      3,000          201,739
    Mannesmann AG..................     15,090        1,746,360
    Metro AG.......................      5,640          443,609
    Volkswagen AG..................     11,883          961,759
    Wella AG.......................        200          168,116
                                                 --------------
                                                      6,896,853
                                                 --------------
GREECE -- 0.3%
    Hellenic Telecommunication
      Organization SA..............     10,133          269,559
                                                 --------------
HONG KONG -- 0.3%
    Cheung Kong Holdings Ltd.......     27,400          197,179
                                                 --------------
IRELAND -- 1.2%
    Bank of Ireland................     35,600          782,450
    Kerry Group PLC................     13,000          155,549
                                                 --------------
                                                        937,999
                                                 --------------
ITALY -- 5.6%
    Assicurazioni Generali.........     18,000          753,233
    Banca di Roma*.................    187,800          318,905
    Banco Intesa SPA...............    102,000          613,339
    Mediaset SPA...................     28,000          227,547
    Mediolanum SPA.................     47,000          349,174
    Mondadori, (Arnoldo) Editore
      SPA..........................     42,300          560,531
    Telecom Italia Mobile SPA......    130,300          614,797
    Telecom Italia SPA.............    106,700          912,412
                                                 --------------
                                                      4,349,938
                                                 --------------
JAPAN -- 9.3%
    Daiwa House Industry Co.
      Ltd. ........................     24,000          255,965
    Eisai Co. Ltd. ................      8,000          156,033
    Fuji Heavy Industries Ltd......     43,000          215,388
    Fujikura Ltd...................     27,000          145,058
    Fujitsu Ltd....................     45,000          600,417
    Honda Motor Co. Ltd............      6,000          197,346
    Kao Corp. .....................     40,000          904,283
    Kirin Brewery Co. Ltd. ........     34,000          434,056
    Murata Manufacturing Co.
      Ltd..........................      6,000          235,113
    Nikon Corp. ...................     22,000          214,545
    Nippon Telegraph & Telephone
      Corp.........................        340          262,845
    NTT Data Corp..................         95          472,488
    NTT Mobile Communication
      Network, Inc. ...............         60          247,348
    Olympus Optical Co. Ltd........     14,000          161,228
    Sony Corp......................      5,400          394,001
    Takeda Chemical Industries.....     22,000          848,430

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    Terumo Corp. ..................     23,000   $      542,392
    The Bank of Tokyo-Mitsubishi
      Ltd..........................     14,000          145,217
    Tokyo Electron Ltd.............     15,000          570,496
    Toppan Forms Co. Ltd...........     12,000          213,836
                                                 --------------
                                                      7,216,485
                                                 --------------
KOREA -- 0.6%
    Samsung Electronics Co.........      4,600          308,716
    SK Telecom Co. Ltd. [ADR]......     12,669          129,065
                                                 --------------
                                                        437,781
                                                 --------------
NETHERLANDS -- 8.9%
    Assurantieconcern Stad
      Rotterdam NV.................      7,440          673,960
    Cap Gemini NV..................      6,600          460,710
    Equant NV NY Reg*..............      5,400          366,188
    Getronics NV...................     13,700          678,915
    Heineken NV....................     12,000          722,556
    ING Groep NV...................     16,615        1,013,720
    Koninklijke Ahold NV...........     24,975          923,585
    Stork NV.......................      1,500           34,289
    Unilever NV....................     11,400          945,488
    VNU NV.........................     15,500          584,759
    Wolters Kluwer NV..............      2,250          481,731
                                                 --------------
                                                      6,885,901
                                                 --------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd..........................     42,000          183,041
                                                 --------------
POLAND -- 0.2%
    Elektrim Spolka Akcyjna SA.....     13,453          145,648
                                                 --------------
PORTUGAL -- 1.5%
    Banco Espirito Santo e
      Comercial de Lisboa SA.......      7,157          222,138
    Brisa-Auto Estradas de Portugal
      SA...........................      6,300          370,855
    Telecel-Comunicacaoes Pessoais
      SA...........................      2,898          592,409
                                                 --------------
                                                      1,185,402
                                                 --------------
SINGAPORE -- 0.9%
    City Developments Ltd..........     44,000          190,671
    Singapore Press Holdings
      Ltd. ........................     32,200          351,281
    Singapore Technologies
      Engineering Ltd..............    203,000          189,471
                                                 --------------
                                                        731,423
                                                 --------------
SPAIN -- 2.2%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.....     21,600          560,232
    Tele Pizza SA*.................     20,310          193,509
    Telefonica SA..................     21,900          975,282
    Telefonica SA Bonus Rights*....     21,900           19,475
                                                 --------------
                                                      1,748,498
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
SWEDEN -- 2.7%
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................      6,800   $      162,775
    Europolitan Holdings AB........      4,600          451,173
    Hennes & Mauritz AB Cl-B.......     13,600        1,110,746
    NetCom Systems AB Cl-B*........      9,735          396,340
                                                 --------------
                                                      2,121,034
                                                 --------------
SWITZERLAND -- 7.9%
    Credit Suisse Group............        700          109,576
    Julius Baer Holdings AG Cl-B...        369        1,226,436
    Nestle SA......................        344          748,871
    Novartis AG....................        910        1,788,887
    Roche Holding AG...............         28          341,672
    Schweizerische
      Rueckversicherungs-
      Gesellschaft.................         88          229,438
    Swisscom AG*...................      1,600          669,831
    UBS AG.........................      3,360        1,032,356
                                                 --------------
                                                      6,147,067
                                                 --------------
UNITED KINGDOM -- 18.2%
    Amvescap PLC...................     77,900          604,311
    BBA Group PLC..................     52,000          324,010
    British Aerospace PLC..........     29,300          248,379
    British Telecommunications
      PLC..........................     52,000          783,422
    Cable & Wireless Communications
      PLC*.........................    105,251          961,396
    Capita Group PLC...............     23,500          217,198
    CMG PLC........................     10,600          268,955
    COLT Telecom Group PLC*........     64,073          955,717
    Compass Group PLC..............     25,600          293,257
    CRH PLC........................     17,000          289,353
    Diageo PLC.....................     53,000          603,165
    Dixons Group PLC...............     25,000          351,688
    Energis PLC*...................     37,900          848,136
    Glaxo Wellcome PLC.............     14,000          481,706
    Hays PLC.......................     22,800          200,107
    Imperial Tobacco Group PLC.....     38,700          414,668
    Lloyds TSB Group PLC...........     59,500          846,422
    Logica PLC.....................     42,500          369,470
    Misys PLC......................     61,700          449,381
    Orange PLC*....................     38,400          446,274
    Provident Financial PLC*.......     11,868          174,759
    Rentokil Initial PLC...........     42,000          316,557
    Siebe PLC......................     62,000          244,480
    Somerfield PLC.................     59,500          396,482
    Stagecoach Holdings PLC........    107,000          425,931
    Standard Chartered PLC.........     51,000          591,010
    Vodafone Group PLC.............     62,400        1,013,301
    WPP Group PLC..................     62,100          377,903
    Zeneca Group PLC...............     14,300          622,649
                                                 --------------
                                                     14,120,087
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $63,183,633)...............                  71,341,187
                                                 --------------


TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
U.S. STOCK -- 1.6%
CLOTHING & APPAREL -- 0.1%
    Tommy Hilfiger, Corp.*.........      1,000   $       60,000
                                                 --------------
TELECOMMUNICATIONS -- 1.5%
    AirTouch Communications,
      Inc.*........................      6,400          461,600
    Global TeleSystems Group,
      Inc.*........................      8,200          457,150
    Northern Telecom Ltd. .........      6,000          300,750
                                                 --------------
                                                      1,219,500
                                                 --------------
TOTAL U.S. STOCK
  (Cost $1,042,094)................                   1,279,500
                                                 --------------
                                        PAR
                                       (000)
                                       -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 9.2%
    Federal Home Loan Bank Disc.
      Notes 4.30%, 01/04/99........  $   7,166        7,163,432
                                                 --------------
    (Cost $7,163,432)
TOTAL INVESTMENTS -- 102.6% (Cost
  $71,389,159).....................                  79,784,119
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.6%)...........                  (2,051,487)
                                                 --------------
NET ASSETS -- 100.0%...............              $   77,732,632
                                                 ==============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          RECEIVE         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
01/99        Buy    AUD      170,233    $  104,395   $  104,419       $    24
01/99        Buy    BEL   12,076,950       349,095      351,360         2,265
01/99        Buy    DEM      332,706       198,157      199,799         1,642
01/99        Buy    FRF      983,282       175,226      176,044           818
01/99        Buy    GBP      206,424       347,756      346,666        (1,090)
01/99        Buy    ITL  262,843,058       158,786      159,432           646
01/99        Buy    JPY    8,396,714        73,101       74,503         1,402
01/99        Buy    NLG      194,052       102,926      103,394           468
01/99        Buy    NZD      366,869       191,718      193,793         2,075
01/99        Buy    SEK      415,928        51,537       51,341          (196)
                                        ----------   ----------       -------
                                        $1,752,697   $1,760,751       $ 8,054
                                        ==========   ==========       =======

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          DELIVER         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
01/99        Sell   CHF      827,158    $ 604,891    $ 604,268       $    623
01/99        Sell   DEM    1,121,494      668,666      674,112         (5,446)
01/99        Sell   FRF    5,706,444    1,015,147    1,021,668         (6,521)
01/99        Sell   GBP      936,524    1,567,622    1,556,376         11,246
01/99        Sell   JPY  173,036,337    1,499,941    1,539,728        (39,787)
01/99        Sell   NLG    1,209,558      639,657      644,154         (4,497)
01/99        Sell   SEK    1,745,566      215,151      216,145           (994)
                                        ----------   ----------      --------
                                        $6,211,075   $6,256,451      $(45,376)
                                        ==========   ==========      ========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

INDUSTRY
--------
Advertising..........................................   0.5%
Aerospace............................................   0.7%
Automobile Manufacturers.............................   2.9%
Beverages............................................   2.3%
Broadcasting.........................................   0.6%
Building Materials...................................   1.0%
Business Services....................................   1.9%
Clothing & Apparel...................................   0.1%
Computer Services & Software.........................   5.8%
Conglomerates........................................   0.2%
Construction.........................................   0.5%
Consumer Products & Services.........................   1.9%
Electronic Components & Equipment....................   3.4%
Environmental Services...............................   0.4%
Financial -- Bank & Trust............................  12.3%
Financial Services...................................   1.6%
Food.................................................   4.0%
Hotels & Motels......................................   1.4%
Industrial Products..................................   3.0%
Insurance............................................   6.9%
Machinery & Equipment................................   2.6%
Medical Supplies & Equipment.........................   0.7%
Oil & Gas............................................   0.6%
Personal Services....................................   1.4%
Pharmaceuticals......................................   6.4%
Printing & Publishing................................   2.8%
Real Estate..........................................   0.3%
Retail & Merchandising...............................   5.1%
Telecommunications...................................  19.7%
Transportation.......................................   0.8%
                                                       ----
TOTAL................................................  91.8%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 94.6%
AIRLINES -- 1.3%
    Midwest Express Holdings,
      Inc.*........................    150,000   $    3,946,875
                                                 --------------
AUTOMOTIVE PARTS -- 2.4%
    Myers Industries, Inc. ........    120,000        3,435,000
    OEA, Inc. .....................    225,000        2,657,813
    TBC Corp.*.....................    188,000        1,339,500
                                                 --------------
                                                      7,432,313
                                                 --------------
BUILDING MATERIALS -- 10.2%
    Cameron Ashley Building
      Products, Inc.*..............    200,000        2,612,500
    Giant Cement Holding, Inc.*....     80,000        1,980,000
    Gibraltar Steel Corp.*.........    120,000        2,730,000
    Holophane Corp.*...............    120,000        3,082,500
    Juno Lighting, Inc. ...........    150,000        3,506,250
    Lone Star Technologies,
      Inc.*........................    160,000        1,620,000
    Modine Manufacturing Co. ......    120,000        4,350,000
    Republic Group, Inc. ..........    180,000        3,611,250
    Skyline Corp. .................     70,000        2,275,000
    Synthetic Industries, Inc.*....    180,000        3,015,000
    Thomas Industries, Inc. .......    110,000        2,158,750
                                                 --------------
                                                     30,941,250
                                                 --------------
BUSINESS SERVICES -- 1.5%
    Grey Advertising, Inc..........      8,000        2,912,000
    The IT Group, Inc.*............    150,430        1,673,534
                                                 --------------
                                                      4,585,534
                                                 --------------
CHEMICALS -- 2.6%
    Furon Co.......................    230,000        3,924,375
    Schulman, (A.), Inc. ..........    120,000        2,722,500
    TETRA Technologies, Inc.*......    125,000        1,367,187
                                                 --------------
                                                      8,014,062
                                                 --------------
CLOTHING & APPAREL -- 1.7%
    Dan River, Inc. Cl-A*..........    200,000        2,350,000
    Unitog Co. ....................    100,000        2,875,000
                                                 --------------
                                                      5,225,000
                                                 --------------
COMPUTER HARDWARE -- 0.9%
    Analogic Corp. ................     75,000        2,821,875
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 1.7%
    Analysts International
      Corp. .......................    160,000        3,080,000
    SPSS, Inc.*....................    109,355        2,064,076
                                                 --------------
                                                      5,144,076
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    American Safety Razor Co.*.....    200,000        2,400,000
    Culp, Inc. ....................    140,000        1,102,500
                                                 --------------
                                                      3,502,500
                                                 --------------
CONTAINERS & PACKAGING -- 4.3%
    AptarGroup, Inc. ..............    120,000        3,367,500
    First Brands Corp. ............     60,000        2,366,250
    Ivex Packaging Corp.*..........    180,000        4,185,000
    Shorewood Packaging Corp.*.....    150,000        3,075,000
                                                 --------------
                                                     12,993,750
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.0%
    Electro Rental Corp.*..........    300,000   $    4,837,500
    Franklin Electric Co., Inc. ...     40,000        2,700,000
    Landauer, Inc. ................     75,000        2,428,125
    Littelfuse, Inc.*..............    200,000        3,850,000
    Methode Electronics, Inc.
      Cl-A.........................    250,000        3,906,250
    Nichols Research Corp.*........    130,000        2,713,750
    Optical Coating Laboratory,
      Inc. ........................    140,000        3,640,000
    Pioneer-Standard Electronics,
      Inc. ........................    130,000        1,218,750
    Scotsman Industries, Inc. .....    100,000        2,056,250
                                                 --------------
                                                     27,350,625
                                                 --------------
ENVIRONMENTAL SERVICES -- 0.9%
    Newpark Resources, Inc.*.......    325,000        2,214,062
    Waterlink, Inc.*...............    150,000          543,750
                                                 --------------
                                                      2,757,812
                                                 --------------
EQUIPMENT SERVICES -- 2.8%
    Cort Business Services
      Corp.*.......................    140,000        3,395,000
    Rival Co. .....................     87,000        1,169,062
    Unifirst Corp. ................    110,000        2,509,375
    VWR Scientific Products,
      Inc.*........................     80,000        1,390,000
                                                 --------------
                                                      8,463,437
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.3%
    Community First Bankshares,
      Inc. ........................    150,000        3,159,375
    First Republic Bank*...........    120,000        3,007,500
    Silicon Valley Bancshares*.....    180,000        3,065,625
    Sirrom Capital Corp............    160,000          790,000
                                                 --------------
                                                     10,022,500
                                                 --------------
FINANCIAL SERVICES -- 3.6%
    Allied Capital Corp............    225,000        3,895,313
    AMRESCO, Inc.*.................    150,000        1,312,500
    First Financial Fund**.........    200,000        1,762,500
    McGrath Rentcorp...............    120,000        2,640,000
    Medallion Financial Corp.......    100,000        1,431,250
                                                 --------------
                                                     11,041,563
                                                 --------------
FOOD -- 0.5%
    Richfood Holdings, Inc.........     66,400        1,377,800
                                                 --------------
INSURANCE -- 6.9%
    FBL Financial Group, Inc.
      Cl-A.........................    116,800        2,832,400
    Harleysville Group, Inc........     46,000        1,187,375
    Markel Corp.*..................     18,000        3,258,000
    Medical Assurance, Inc.*.......    110,000        3,636,875
    Poe & Brown, Inc...............    160,000        5,590,000
    Presidential Life Corp.........    140,000        2,782,500
    PXRE Corp. ....................     70,000        1,754,375
                                                 --------------
                                                     21,041,525
                                                 --------------
LUMBER & WOOD PRODUCTS -- 0.5%
    Deltic Timber Corp.............     80,000        1,630,000
                                                 --------------
MACHINERY & EQUIPMENT -- 3.8%
    Alamo Group, Inc...............     71,200          814,350
    Carbo Ceramics, Inc............    110,000        1,925,000
    Smith, (A.O.) Corp. ...........    150,000        3,684,375

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    TransTechnology Corp. .........    140,000   $    2,905,000
    Woodward Governor Co...........    105,000        2,323,125
                                                 --------------
                                                     11,651,850
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Lunar Corp.*...................    140,000        1,330,000
    Owens & Minor, Inc.............    250,000        3,937,500
                                                 --------------
                                                      5,267,500
                                                 --------------
METALS & MINING -- 2.3%
    Cambior, Inc. .................     90,000          444,375
    Dayton Mining Corp.*...........    140,000           35,000
    Golden Star Resources Ltd.*....    120,000          127,500
    Homestake Mining Co. ..........    185,000        1,699,688
    Layne Christensen Co.*.........    120,000          885,000
    Material Sciences Corp.*.......    150,000        1,275,000
    Penn Virginia Corp. ...........    130,000        2,388,750
                                                 --------------
                                                      6,855,313
                                                 --------------
OFFICE EQUIPMENT -- 3.9%
    Aaron Rents, Inc. Cl-A.........     50,000          746,875
    Aaron Rents, Inc. Cl-B.........    150,000        2,268,750
    CompX International, Inc.*.....    200,000        5,275,000
    IDEX Corp......................    140,000        3,430,000
                                                 --------------
                                                     11,720,625
                                                 --------------
OIL & GAS -- 2.1%
    Chieftain International,
      Inc.*........................    200,000        2,875,000
    Cross Timbers Oil Co...........    250,000        1,875,000
    Devon Energy Corp..............     50,000        1,534,375
                                                 --------------
                                                      6,284,375
                                                 --------------
PAPER & FOREST PRODUCTS -- 1.4%
    CSS Industries, Inc.*..........     62,900        1,906,656
    Wausau-Mosinee Paper Corp......    140,000        2,476,250
                                                 --------------
                                                      4,382,906
                                                 --------------
PERSONAL SERVICES -- 1.8%
    Matthews International Corp.
      Cl-A.........................    170,000        5,355,000
                                                 --------------
PHARMACEUTICALS -- 1.0%
    Coulter Pharmaceutical,
      Inc.*........................    100,000        3,000,000
                                                 --------------
REAL ESTATE -- 5.3%
    Apartment Investment &
      Management Co. Cl-A [REIT]...     40,000        1,487,500
    Glenborough Realty Trust, Inc.
      [REIT].......................    175,000        3,565,625
    Innkeepers USA Trust [REIT]....    150,000        1,771,875
    Meridian Industrial Trust, Inc.
      [REIT].......................    150,000        3,525,000
    National Health Investors, Inc.
      [REIT].......................     50,000        1,234,375
    Post Properties, Inc. [REIT]...     24,600          945,563
    Sun Communities, Inc. [REIT]...    100,000        3,481,250
                                                 --------------
                                                     16,011,188
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
RESTAURANTS -- 3.5%
    Consolidated Products, Inc.*...    225,000   $    4,640,625
    Ruby Tuesday, Inc. ............    280,000        5,950,000
                                                 --------------
                                                     10,590,625
                                                 --------------
RETAIL & MERCHANDISING -- 4.6%
    Bon-Ton Stores, Inc.*..........    200,000        1,525,000
    Casey's General Stores,
      Inc. ........................    200,000        2,606,250
    CompuCom Systems, Inc.*........    450,000        1,575,000
    Fred's, Inc. ..................    148,300        2,224,500
    Hancock Fabrics, Inc. .........    200,000        1,675,000
    Jo-Ann Stores, Inc. Cl-B*......    130,000        1,803,750
    Stein Mart, Inc.*..............    375,000        2,613,281
                                                 --------------
                                                     14,022,781
                                                 --------------
TELECOMMUNICATIONS -- 2.8%
    Aliant Communications, Inc. ...    160,000        6,540,000
    Mosaix, Inc.*..................    250,000        1,937,500
                                                 --------------
                                                      8,477,500
                                                 --------------
TRANSPORTATION -- 1.5%
    Hub Group, Inc. Cl-A...........     20,000          387,500
    Landstar Systems, Inc.*........    100,000        4,075,000
                                                 --------------
                                                      4,462,500
                                                 --------------
UTILITIES -- 3.7%
    Black Hills Corp. .............    110,000        2,901,250
    Cleco Corp. ...................    100,000        3,431,250
    United Water Resources,
      Inc. ........................    200,000        4,787,500
                                                 --------------
                                                     11,120,000
                                                 --------------
TOTAL COMMON STOCK
(Cost $308,427,948)....................             287,494,660
                                                 --------------
PREFERRED STOCK -- 0.2%
    Cross Timbers Oil Co. $1.5625
      Cl-A
    (Cost $1,188,022)..............     33,000          715,687
                                                 --------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 4.5%
    MetLife Funding Corp.
      5.26%, 01/15/99..............  $   3,025        3,018,812
    Schering-Plough Corp.
      5.30%, 01/15/99..............      5,000        4,989,694
    Sysco Corp.+
      5.10%, 01/04/99..............      5,747        5,744,558
                                                 --------------
    (Cost $13,753,064).............                  13,753,064
                                                 --------------

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                    SHARES           VALUE
                                 ------------    --------------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund
    (Cost $308,957)................    308,957   $      308,957
                                                 --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $323,677,991)..............                 302,272,368
OTHER ASSETS LESS
  LIABILITIES -- 0.6%..............                   1,800,052
                                                 --------------
NET ASSETS -- 100.0%...............              $  304,072,420
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.7% of net assets.

See Notes to Financial Statements.

MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 88.5%
AEROSPACE -- 0.6%
    Gulfstream Aerospace Corp.*.......   73,027   $  3,888,688
                                                  ------------
AIRLINES -- 4.3%
    Delta Air Lines, Inc..............  211,026     10,973,352
    UAL Corp.*........................  246,250     14,698,047
                                                  ------------
                                                    25,671,399
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 6.0%
    Ford Motor Co.....................  343,878     20,181,340
    General Motors Corp...............  220,706     15,794,273
                                                  ------------
                                                    35,975,613
                                                  ------------
BEVERAGES -- 5.5%
    Anheuser-Busch Companies, Inc.....  275,010     18,047,531
    Coca-Cola Enterprises, Inc........  415,317     14,847,583
                                                  ------------
                                                    32,895,114
                                                  ------------
COMPUTER HARDWARE -- 15.5%
    Dell Computer Corp.*..............  416,879     30,510,332
    EMC Corp.*........................  453,755     38,569,175
    International Business Machines
      Corp............................  127,145     23,490,039
                                                  ------------
                                                    92,569,546
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 7.5%
    Cisco Systems, Inc.*..............  180,680     16,769,363
    Microsoft Corp.*..................  202,885     28,137,613
                                                  ------------
                                                    44,906,976
                                                  ------------
CONSTRUCTION -- 0.6%
    M.D.C. Holdings, Inc..............  165,770      3,543,334
                                                  ------------
ELECTRONIC COMPONENTS &
EQUIPMENT -- 0.8%
    General Electric Co...............   47,067      4,803,776
                                                  ------------
ENTERTAINMENT & LEISURE -- 4.5%
    Time Warner, Inc..................  431,748     26,795,360
                                                  ------------
EQUIPMENT SERVICES -- 2.6%
    Hertz Corp. Cl-A..................  336,435     15,349,847
                                                  ------------
FINANCIAL-BANK & TRUST -- 3.8%
    Chase Manhattan Corp..............  121,576      8,274,766
    Northern Trust Corp...............  137,336     11,991,150
    U.S. Bancorp......................   59,937      2,127,764
                                                  ------------
                                                    22,393,680
                                                  ------------
FINANCIAL SERVICES -- 10.7%
    Associates First Capital Corp.
      Cl-A............................  221,612      9,390,808
    Citigroup, Inc....................  423,134     20,945,133
    Fannie Mae........................  227,106     16,805,844
    Freddie Mac.......................  252,371     16,262,156
                                                  ------------
                                                    63,403,941
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
HEALTHCARE SERVICES -- 1.9%
    IMS Health, Inc...................  152,431   $ 11,499,014
                                                  ------------
HOTELS & MOTELS -- 0.3%
    Four Seasons Hotels, Inc..........   61,432      1,796,886
                                                  ------------
INSURANCE -- 0.3%
    Progressive Corp..................    9,571      1,621,088
                                                  ------------
PHARMACEUTICALS -- 8.0%
    Pfizer, Inc.......................  190,725     23,924,067
    Schering-Plough Corp..............  188,696     10,425,454
    Warner-Lambert Co.................  175,781     13,216,534
                                                  ------------
                                                    47,566,055
                                                  ------------
PRINTING & PUBLISHING -- 1.5%
    Houghton Mifflin Co...............  184,176      8,702,316
                                                  ------------
RESTAURANTS -- 3.1%
    McDonald's Corp...................  237,382     18,189,396
                                                  ------------
RETAIL & MERCHANDISING -- 1.8%
    Home Depot, Inc...................  172,267     10,540,587
                                                  ------------
SEMICONDUCTORS -- 2.6%
    Intel Corp........................  129,817     15,391,428
                                                  ------------
TELECOMMUNICATIONS -- 6.6%
    AT&T Corp.........................  152,941     11,508,810
    Lucent Technologies, Inc..........  118,486     13,033,460
    MediaOne Group, Inc.*.............  308,598     14,504,106
                                                  ------------
                                                    39,046,376
                                                  ------------
TOTAL COMMON STOCK
  (Cost $439,554,439).................             526,550,420
                                                  ------------
                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 14.3%
    Federal Home Loan Mtge. Corp.
      4.50%, 01/04/99
    (Cost $84,968,125)................  $85,000     84,968,125
                                                  ------------
                                         SHARES
                                        -------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund....  465,088        465,088
    Temporary Investment Fund.........  465,089        465,089
                                                  ------------
    (Cost $930,177)...................                 930,177
                                                  ------------
TOTAL INVESTMENTS -- 102.9%
  (Cost $525,452,741).................             612,448,722
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.9%)....................             (17,482,550)
                                                  ------------
NET ASSETS -- 100.0%..................            $594,966,172
                                                  ============

--------------------------------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 94.0%
APARTMENT/RESIDENTIAL -- 13.6%
    Apartment Investment &
      Management Co. Cl-A [REIT]...     40,100   $    1,491,219
    Archstone Communities Trust
      [REIT].......................     37,000          749,250
    Avalonbay Communities, Inc.
      [REIT].......................     37,439        1,282,286
    Essex Property Trust, Inc.
      [REIT].......................     25,200          749,700
    Smith, (Charles E.) Residential
      Realty, Inc. ................      6,900          221,662
                                                 --------------
                                                      4,494,117
                                                 --------------
COMMUNITY CENTER -- 7.8%
    Developers Diversified Realty
      Corp. [REIT].................     53,300          946,075
    Kimco Realty Corp. [REIT]......     31,300        1,242,219
    Pan Pacific Retail Properties,
      Inc. [REIT]..................     19,600          390,775
                                                 --------------
                                                      2,579,069
                                                 --------------
DIVERSIFIED -- 10.1%
    LNR Property Corp. ............     36,900          735,694
    Reckson Services Industries,
      Inc.*........................     12,432           51,282
    Vornado Operating Inc.*........      3,395           27,372
    Vornado Realty Trust [REIT]....     67,900        2,291,625
    Brookfield Properties Corp.....     18,400          225,217
                                                 --------------
                                                      3,331,190
                                                 --------------
HEALTH CARE -- 3.3%
    American Retirement Corp.*.....     23,600          370,225
    Healthcare Realty Trust, Inc.
      [REIT].......................     18,300          408,319
    Nationwide Health Properties,
      Inc. ........................     14,700          316,969
                                                 --------------
                                                      1,095,513
                                                 --------------
HOTELS & MOTELS -- 9.8%
    Host Marriott Corp. [REIT].....     34,400          475,150
    Marriott International, Inc.
      Cl-A.........................     27,700          803,300
    Starwood Hotels & Resorts
      [REIT].......................     83,200        1,887,600
    Crestline Capital Corp.
      [REIT]*......................      3,440           50,310
                                                 --------------
                                                      3,216,360
                                                 --------------
INDUSTRIAL -- 6.0%
    CenterPoint Properties Corp.
      [REIT].......................      4,200          142,012
    First Industrial Realty Trust,
      Inc. [REIT]..................     33,200          890,175
    Prologis Trust [REIT]..........     45,600          946,200
                                                 --------------
                                                      1,978,387
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
OFFICE -- 23.6%
    Arden Realty, Inc. [REIT]......     63,400   $    1,470,087
    Cousins Properties, Inc.
      [REIT].......................     13,900          448,275
    Crescent Real Estate Equities
      Co. [REIT]...................     51,300        1,179,900
    Equity Office Properties Trust
      [REIT].......................     15,700          376,800
    Highwoods Properties, Inc.
      [REIT].......................     61,000        1,570,750
    Mack-Cali Realty Corp.
      [REIT].......................     71,100        2,195,212
    SL Green Realty Corp. [REIT]...     26,100          564,412
                                                 --------------
                                                      7,805,436
                                                 --------------
OFFICE-INDUSTRIAL -- 7.6%
    Reckson Associates Realty Corp.
      [REIT].......................     37,400          829,812
    Spieker Properties, Inc.
      [REIT].......................     37,800        1,308,825
    Trinet Corporate Realty Trust,
      Inc. [REIT]..................     13,600          363,800
                                                 --------------
                                                      2,502,437
                                                 --------------
REGIONAL MALL -- 10.3%
    General Growth Properties
      [REIT].......................     27,400        1,037,775
    JP Realty, Inc. [REIT].........      8,700          170,738
    Simon Property Group, Inc.
      [REIT].......................     30,100          857,850
    The Macerich Co.[REIT].........     28,300          725,188
    The Rouse Co. .................     22,700          624,250
                                                 --------------
                                                      3,415,801
                                                 --------------
SELF STORAGE -- 1.9%
    Public Storage, Inc. [REIT]....     23,400          633,263
                                                 --------------
TOTAL COMMON STOCK
  (Cost $35,648,702)...............                  31,051,573
                                                 --------------
SHORT-TERM INVESTMENTS -- 6.1%
    Temporary Investment Cash
      Fund.........................    999,643          999,643
    Temporary Investment Fund......    999,642          999,642
                                                 --------------
    (Cost $1,999,285)..............                   1,999,285
                                                 --------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $37,647,987)...............                  33,050,858
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%).................                     (25,641)
                                                 --------------
NET ASSETS -- 100.0%...............              $   33,025,217
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 92.8%
AEROSPACE -- 1.5%
    AAR Corp. .....................     11,000   $      262,625
    DONCASTERS PLC [ADR]*..........     22,500          364,219
                                                 --------------
                                                        626,844
                                                 --------------
AUTOMOBILE MANUFACTURERS -- 3.2%
    Oshkosh Truck Corp. ...........     40,000        1,325,000
                                                 --------------
BUILDING MATERIALS -- 7.1%
    CalMat Co. ....................     30,900          954,037
    Gradall Industries, Inc.*......      7,300          104,937
    Hughes Supply, Inc. ...........     24,900          728,325
    Simpson Manufacturing Co.,
      Inc.*........................     23,100          864,806
    Southdown, Inc. ...............      5,564          329,319
                                                 --------------
                                                      2,981,424
                                                 --------------
BUSINESS SERVICES -- 1.6%
    Aviation Sales Co.*............      5,000          203,125
    Baker, (Michael) Corp.*........     40,000          390,000
    Right Management Consultants,
      Inc.*........................      6,800          100,300
                                                 --------------
                                                        693,425
                                                 --------------
CLOTHING & APPAREL -- 10.2%
    Garan, Inc. ...................     23,100          649,688
    Gerber Childrenswear, Inc.*....     65,000          564,687
    North Face, Inc.*..............     82,000        1,066,000
    Phillips-Van Heusen Corp. .....     50,000          359,375
    Stride Rite Corp. .............    185,000        1,618,750
                                                 --------------
                                                      4,258,500
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 2.3%
    Artesyn Technologies, Inc.*....     12,000          168,000
    Inso Corp.*....................     19,000          475,000
    Security Dynamics Technologies,
      Inc.*........................     13,000          299,000
                                                 --------------
                                                        942,000
                                                 --------------
CONGLOMERATES -- 0.4%
    Ruddick Corp. .................      7,000          161,000
                                                 --------------
CONSTRUCTION -- 0.8%
    Kaufman & Broad Home Corp. ....      9,000          258,750
    Newmark Homes Corp.*...........     11,700           81,900
                                                 --------------
                                                        340,650
                                                 --------------
CONTAINERS & PACKAGING -- 1.8%
    BWAY Corp.*....................     23,300          350,956
    Ivex Packaging Corp.*..........     16,000          372,000
    Tuscarora, Inc. ...............      1,700           22,737
                                                 --------------
                                                        745,693
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 26.4%
    American Precision Industries,
      Inc.*........................     10,300          106,219
    Anadigics, Inc.*...............     19,000          217,313
    Control Devices, Inc. .........     21,000          336,000
    Electro Scientific Industries,
      Inc. ........................      4,400          199,375

                                      SHARES         VALUE
                                      ------         -----
    Electronics for Imaging,
      Inc.*........................     78,200   $    3,142,663
    General Cable Corp. ...........     23,000          471,500
    GenRad, Inc.*..................     35,000          551,250
    Methode Electronics, Inc.
      Cl-A.........................     65,000        1,015,625
    Microsemi Corp.*...............     32,200          354,200
    Moog, Inc. Cl-A*...............     32,000        1,252,000
    Plexus Corp.*..................      4,500          152,437
    Rogers Corp.*..................     57,900        1,729,763
    The DII Group, Inc.*...........     37,000          862,562
    Unitrode Corp.*................     25,000          437,500
    Zebra Technologies Corp.*......      7,400          212,750
                                                 --------------
                                                     11,041,156
                                                 --------------
ENVIRONMENTAL SERVICES -- 1.0%
    Newpark Resources, Inc.*.......     60,000          408,750
                                                 --------------
FOOD -- 2.9%
    Dreyer's Grand Ice Cream,
      Inc. ........................     44,000          665,500
    Midwest Grain Products,
      Inc.*........................      9,300          126,713
    Sanderson Farms, Inc. .........     26,200          402,825
                                                 --------------
                                                      1,195,038
                                                 --------------
HEALTHCARE SERVICES -- 2.9%
    Sierra Health Services,
      Inc.*........................     58,000        1,221,625
                                                 --------------
INDUSTRIAL PRODUCTS -- 1.4%
    Blount International, Inc.
      Cl-A.........................      9,000          224,437
    Oregon Steel Mills, Inc. ......     32,000          380,000
                                                 --------------
                                                        604,437
                                                 --------------
INSURANCE -- 0.7%
    Chartwell Re Corp. ............     12,400          294,500
                                                 --------------
MACHINERY & EQUIPMENT -- 6.5%
    BEI Technologies, Inc. ........     33,300          312,188
    CLARCOR, Inc. .................     23,000          460,000
    CUNO, Inc.*....................      9,000          146,250
    Kollmorgen Corp. ..............     36,100          550,525
    Milacron, Inc. ................     42,700          821,975
    SPS Technologies, Inc.*........      7,500          424,688
                                                 --------------
                                                      2,715,626
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.7%
    ADAC Laboratories, Inc.*.......     12,000          239,625
    Arrow International, Inc. .....     43,000        1,349,125
    Gliatech, Inc.*................     11,900          357,000
    ICU Medical, Inc.*.............     14,800          325,600
    Invacare Corp. ................      8,000          192,000
    Mentor Corp. ..................     15,000          351,563
                                                 --------------
                                                      2,814,913
                                                 --------------
METALS & MINING -- 1.4%
    Hawk Corp. Cl-A*...............      6,500           54,438
    IMCO Recycling, Inc. ..........     27,800          429,163
    Wolverine Tube, Inc.*..........      5,000          105,000
                                                 --------------
                                                        588,601
                                                 --------------

LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
OIL & GAS -- 1.9%
    Basin Exploration, Inc.*.......        600   $        7,538
    Meridian Resource Corp.*.......    110,000          350,625
    Oceaneering International,
      Inc.*........................     20,000          300,000
    Patterson Energy, Inc.*........     24,000           97,500
    Range Resources Corp. .........     12,383           42,567
                                                 --------------
                                                        798,230
                                                 --------------
PRINTING & PUBLISHING -- 3.0%
    Scholastic Corp.*..............     23,000        1,233,375
                                                 --------------
RETAIL & MERCHANDISING -- 3.0%
    Elder-Beerman Stores Corp.*....     57,600          666,000
    K2, Inc. ......................     11,000          113,438
    Pacific Sunwear of California,
      Inc.*........................     30,000          491,250
                                                 --------------
                                                      1,270,688
                                                 --------------
TELECOMMUNICATIONS -- 2.3%
    CommScope, Inc.*...............     57,000          958,313
                                                 --------------
TRANSPORTATION -- 3.8%
    Air Express International
      Corp. .......................     40,000          870,000
    Airnet Systems, Inc.*..........     15,400          221,375
    Offshore Logistics, Inc.*......     15,000          178,125

                                      SHARES         VALUE
                                      ------         -----
    Smithway Motor Express Corp.
      Cl-A*........................     30,000   $      225,000
    Varlen Corp. ..................      3,300           76,106
                                                 --------------
                                                      1,570,606
                                                 --------------
TOTAL COMMON STOCK
  (Cost $38,260,523)...............                  38,790,392
                                                 --------------
SHORT-TERM INVESTMENTS -- 9.3%
    Temporary Investment Cash
      Fund.........................  1,937,052        1,937,052
    Temporary Investment Fund......  1,937,052        1,937,052
                                                 --------------
    (Cost $3,874,104)..............                   3,874,104
                                                 --------------
TOTAL INVESTMENTS -- 102.1%
  (Cost $42,134,627)...............                  42,664,496
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.1%).................                    (876,201)
                                                 --------------
NET ASSETS -- 100.0%...............              $   41,788,295
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 81.6%
ADVERTISING -- 0.1%
    Interpublic Group of Companies,
      Inc. ..........................      2,500   $    199,375
    Omnicom Group, Inc. .............      2,400        139,200
                                                   ------------
                                                        338,575
                                                   ------------
AEROSPACE -- 1.0%
    AlliedSignal, Inc. ..............     12,500        553,906
    Boeing Co. ......................      6,900        225,112
    General Dynamics Corp. ..........      7,700        451,412
    Lockheed Martin Corp. ...........      3,500        296,625
    Raytheon Co. Cl-B................      5,900        314,175
    United Technologies Corp. .......      9,500      1,033,125
                                                   ------------
                                                      2,874,355
                                                   ------------
AIRLINES -- 0.4%
    AMR Corp.*.......................      5,400        320,625
    Delta Air Lines, Inc. ...........      8,900        462,800
    Southwest Airlines Co. ..........      6,200        139,112
    US Airways Group, Inc.*..........      3,600        187,200
                                                   ------------
                                                      1,109,737
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.2%
    Ford Motor Co. ..................     34,600      2,030,587
    General Motors Corp. ............     20,200      1,445,562
                                                   ------------
                                                      3,476,149
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Autozone, Inc.*..................      6,800        223,975
    Dana Corp. ......................      2,900        118,537
    Eaton Corp. .....................        600         42,412
    Genuine Parts Co. ...............      1,800         60,187
    Goodyear Tire & Rubber Co. ......      3,100        156,356
    TRW, Inc. .......................      1,900        106,756
                                                   ------------
                                                        708,223
                                                   ------------
BEVERAGES -- 2.4%
    Anheuser-Busch Companies,
      Inc. ..........................      9,400        616,875
    Brown-Forman Corp. Cl-B..........        100          7,569
    Coca-Cola Co. ...................     56,900      3,805,187
    Coca-Cola Enterprises, Inc. .....     17,200        614,900
    PepsiCo, Inc. ...................     45,600      1,866,750
                                                   ------------
                                                      6,911,281
                                                   ------------
BROADCASTING -- 0.4%
    CBS Corp. .......................     17,900        586,225
    Gannett Co., Inc. ...............      4,800        317,700
    King World Productions, Inc.*....      4,300        126,581
                                                   ------------
                                                      1,030,506
                                                   ------------
BUILDING MATERIALS -- 0.4%
    Armstrong World Industries,
      Inc. ..........................      7,600        458,375
    CalMat Co. ......................     13,900        429,162
    Masco Corp. .....................      6,700        192,625
                                                   ------------
                                                      1,080,162
                                                   ------------
BUSINESS SERVICES -- 0.2%
    Avery Dennison Corp. ............        800         36,050
    Crane Co. .......................        100          3,019

                                        SHARES        VALUE
                                        ------        -----
    Deluxe Corp. ....................      6,600   $    241,312
    Ecolab, Inc. ....................        300         10,856
    EG & G, Inc. ....................     10,500        292,031
    Equifax, Inc. ...................      2,500         85,469
    Harris Corp. ....................        200          7,325
                                                   ------------
                                                        676,062
                                                   ------------
CHEMICALS -- 1.2%
    Air Products & Chemicals,
      Inc. ..........................      3,800        152,000
    Dow Chemical Co. ................      8,300        754,781
    Du Pont, (E.I.) de Nemours &
      Co. ...........................     34,400      1,825,350
    Eastman Chemical Co. ............      9,500        425,125
    PPG Industries, Inc. ............      3,600        209,700
    Rohm & Haas Co. .................      1,500         45,187
    Union Carbide Corp. .............      1,000         42,500
                                                   ------------
                                                      3,454,643
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*....        500         35,375
    Fruit of the Loom, Inc. Cl-A.....      3,300         45,581
    Limited, Inc. ...................      3,900        113,587
    Nike, Inc. Cl-B..................      3,100        125,744
    Springs Industries, Inc. Cl-A....      8,600        356,362
    VF Corp. ........................        500         23,437
                                                   ------------
                                                        700,086
                                                   ------------
COMPUTER HARDWARE -- 4.0%
    Apple Computer, Inc.*............      4,800        196,500
    Compaq Computer Corp. ...........     36,900      1,547,494
    Dell Computer Corp.*.............     31,700      2,320,044
    EMC Corp.*.......................     12,200      1,037,000
    Gateway 2000, Inc.*..............      5,100        261,056
    Hewlett-Packard Co. .............     22,700      1,550,694
    International Business Machines
      Corp. .........................     24,300      4,489,425
    Seagate Technology, Inc.*........      7,400        223,850
                                                   ------------
                                                     11,626,063
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.0%
    3Com Corp.*......................     11,000        492,937
    America Online, Inc.*............     12,200      1,765,950
    Automatic Data Processing,
      Inc. ..........................      5,600        449,050
    BMC Software, Inc.*..............      5,900        262,919
    Boole & Babbage, Inc.*...........      1,000         29,437
    Cabletron Systems, Inc.*.........     10,500         87,937
    Ceridian Corp.*..................      2,600        181,512
    Cisco Systems, Inc.*.............     38,800      3,601,125
    Compuware Corp.*.................      4,800        375,000
    Data General Corp.*..............      6,600        108,487
    Electronic Data Systems Corp. ...     19,500        979,875
    Microsoft Corp.*.................     62,300      8,640,231
    Novell, Inc.*....................     12,500        226,562
    Oracle Corp.*....................     25,900      1,116,937
    Paychex, Inc. ...................      9,800        504,087
    PeopleSoft, Inc.*................      8,800        166,650

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Silicon Graphics, Inc.*..........     13,600   $    175,100
    Sun Microsystems, Inc.*..........     10,400        890,500
    Unisys Corp.*....................      7,500        258,281
                                                   ------------
                                                     20,312,577
                                                   ------------
CONGLOMERATES -- 2.5%
    ITT Industries, Inc. ............     13,200        524,700
    Johnson Controls, Inc. ..........        300         17,700
    Minnesota Mining & Manufacturing
      Co. ...........................      8,100        576,112
    Philip Morris Companies, Inc. ...     63,900      3,418,650
    Tenneco, Inc. ...................     13,500        459,844
    Textron, Inc. ...................      8,400        637,875
    The Seagram Co. Ltd. ............     22,000        836,000
    Tyco International Ltd. .........      8,320        627,640
                                                   ------------
                                                      7,098,521
                                                   ------------
CONSTRUCTION -- 0.3%
    Centex Corp. ....................     10,300        464,144
    Pulte Corp. .....................     12,000        333,750
                                                   ------------
                                                        797,894
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.2%
    Allergan, Inc. ..................        300         19,425
    Bausch & Lomb, Inc. .............        200         12,000
    Cendant Corp.*...................     25,400        484,187
    Clorox Co. ......................        800         93,450
    Colgate-Palmolive Co. ...........      5,600        520,100
    Eastman Kodak Co. ...............     13,700        986,400
    Fortune Brands, Inc. ............      2,600         82,225
    Gillette Co. ....................     10,900        526,606
    Hasbro, Inc. ....................        500         18,062
    International Flavors &
      Fragrances, Inc. ..............        600         26,512
    Jostens, Inc. ...................     14,300        374,481
    Maytag Corp. ....................     10,300        641,175
    Procter & Gamble Co. ............     30,200      2,757,637
    Raychem Corp. ...................        200          6,462
    RJR Nabisco Holdings Corp. ......      6,200        184,062
    Rubbermaid, Inc. ................     16,700        525,006
    Sherwin-Williams Co. ............        900         26,437
    Tupperware Corp. ................     21,300        350,119
    Unilever NV......................     13,600      1,127,950
    UST, Inc. .......................     17,000        592,875
    Whirlpool Corp. .................        300         16,612
                                                   ------------
                                                      9,371,783
                                                   ------------
CONTAINERS & PACKAGING -- 0.1%
    Crown Cork & Seal Co., Inc. .....        900         27,731
    First Brands Corp. ..............      2,300         90,706
    Owens-Illinois, Inc.*............      7,000        214,375
                                                   ------------
                                                        332,812
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Advanced Micro Devices, Inc.*....     17,800        515,087
    AES Corp.*.......................      5,800        274,775
    AMP, Inc. .......................      6,100        317,581
    Emerson Electric Co. ............      8,600        538,037

                                        SHARES        VALUE
                                        ------        -----
    General Electric Co. ............     76,500   $  7,807,781
    Honeywell, Inc. .................      1,900        143,094
    Parker-Hannifin Corp. ...........        700         22,925
    Rockwell International Corp. ....      3,300        160,256
    Tandy Corp. .....................        600         24,712
    Tektronix, Inc. .................        100          3,006
    Texas Instruments, Inc. .........      8,700        744,394
    The Perkin-Elmer Corp. ..........        100          9,756
                                                   ------------
                                                     10,561,404
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.2%
    Carnival Corp. ..................     13,700        657,600
    Disney, (Walt) Co. ..............     27,100        813,000
    Time Warner, Inc. ...............     25,200      1,563,975
    Viacom, Inc. Cl-B*...............      7,400        547,600
                                                   ------------
                                                      3,582,175
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Browning-Ferris Industries,
      Inc. ..........................      1,700         48,344
    Waste Management, Inc. ..........     10,900        508,212
                                                   ------------
                                                        556,556
                                                   ------------
FARMING & AGRICULTURE -- 0.0%
    Delta and Pine Land Co. .........      2,200         81,400
    Pioneer Hi-Bred International,
      Inc. ..........................      1,800         48,600
                                                   ------------
                                                        130,000
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.2%
    Bank of New York Co., Inc. ......     16,700        672,175
    Bank One Corp. ..................     27,100      1,383,794
    BankAmerica Corp. ...............     46,600      2,801,825
    BB&T Corp. ......................      5,000        201,562
    Chase Manhattan Corp. ...........     18,200      1,238,737
    Comerica, Inc. ..................      3,100        211,381
    Countrywide Credit Industries,
      Inc. ..........................        500         25,094
    Crestar Financial Corp. .........      2,000        144,000
    Fifth Third Bancorp..............      5,800        413,612
    Firstar Corp. ...................      5,400        503,550
    First Union Corp. ...............     21,600      1,313,550
    Fleet Financial Group, Inc. .....     10,600        473,687
    Golden West Financial Corp. .....      5,600        513,450
    Huntington Bancshares, Inc. .....      1,900         57,119
    Keycorp..........................      9,300        297,600
    Mainstreet Financial Corp. ......        600         27,862
    MBNA Corp. ......................     16,200        403,987
    Mellon Bank Corp. ...............      5,600        385,000
    Morgan, (J.P.) & Co., Inc. ......      6,700        703,919
    National City Corp. .............      7,300        529,250
    Northern Trust Corp. ............      1,600        139,700
    PNC Bank Corp. NA................      6,500        351,812
    Regions Financial Corp. .........      4,100        165,281
    Republic New York Corp. .........        800         36,450
    State Street Boston Corp. .......      3,200        222,600
    Suntrust Banks, Inc. ............      2,500        191,250
    Wachovia Corp. ..................      3,500        306,031
    Wells Fargo & Co. ...............     36,700      1,465,706
                                                   ------------
                                                     15,179,984
                                                   ------------

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FINANCIAL SERVICES -- 3.5%
    American Express Co. ............     14,100   $  1,441,725
    Associates First Capital Corp.
      Cl-A...........................     15,600        661,050
    Bear Stearns Companies, Inc. ....        900         33,637
    Block, (H&R), Inc. ..............        500         22,500
    Capital One Financial Corp. .....        600         69,000
    Citigroup, Inc. .................     51,600      2,554,200
    Fannie Mae.......................     22,700      1,679,800
    Freddie Mac......................     14,200        915,012
    Lehman Brothers Holdings,
      Inc. ..........................      1,200         52,875
    Morgan Stanley, Dean Witter &
      Co. ...........................     12,000        852,000
    Providian Financial Corp. .......      1,650        123,750
    Schwab, (Charles) Corp. .........      7,050        396,122
    SunAmerica, Inc. ................     16,100      1,306,112
    The Dun & Bradstreet Corp. ......      2,600         82,062
                                                   ------------
                                                     10,189,845
                                                   ------------
FOOD -- 1.6%
    Albertson's, Inc. ...............      4,100        261,119
    American Stores Co. .............      2,700         99,731
    Bestfoods, Inc. .................      5,400        287,550
    Campbell Soup Co. ...............      8,500        467,500
    General Mills, Inc. .............      3,100        241,025
    Great Atlantic & Pacific TeaCo.,
      Inc. ..........................     12,700        376,237
    Heinz, (H.J.) Co. ...............      6,600        373,725
    Hershey Foods Corp. .............      2,000        124,375
    Kroger Co.*......................      5,000        302,500
    Quaker Oats Co. .................      2,600        154,700
    Safeway, Inc.*...................     10,500        639,844
    Sara Lee Corp. ..................     17,600        496,100
    Supervalu, Inc. .................     13,700        383,600
    Sysco Corp. .....................      5,800        159,137
    Vlasic Foods International,
      Inc. ..........................        600         14,287
    Wrigley, (Wm., Jr.) Co. .........      1,800        161,212
                                                   ------------
                                                      4,542,642
                                                   ------------
FURNITURE -- 0.0%
    Newell Co. ......................        800         33,000
                                                   ------------
HEALTHCARE SERVICES -- 0.2%
    HCR Manor Care, Inc.*............      4,300        126,312
    Humana, Inc.*....................      5,700        101,531
    IMS Health, Inc. ................      3,000        226,312
    Tenet Healthcare Corp.*..........     10,200        267,750
                                                   ------------
                                                        721,905
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Harrah's Entertainment, Inc.*....      5,700         89,419
    Marriott International, Inc.
      Cl-A...........................      2,500         72,500
                                                   ------------
                                                        161,919
                                                   ------------
INSURANCE -- 1.8%
    Allstate Corp. ..................     16,600        641,175
    American General Corp. ..........      4,300        335,400
    American International Group,
      Inc. ..........................     18,400      1,777,900
    AON Corp. .......................      3,400        188,275
    Chubb Corp. .....................      2,200        142,725
    CIGNA Corp. .....................      3,900        301,519

                                        SHARES        VALUE
                                        ------        -----
    Cincinnati Financial Corp. ......      2,600   $     95,225
    Jefferson-Pilot Corp. ...........      1,900        142,500
    Lincoln National Corp. ..........      1,800        147,262
    Loews Corp. .....................      2,300        225,975
    Marsh & McLennan Companies,
      Inc. ..........................      5,400        315,563
    MGIC Investment Corp. ...........      1,100         43,794
    Progressive Corp. ...............      1,500        254,063
    Provident Companies, Inc. .......      1,700         70,550
    Safeco Corp. ....................        400         17,175
    The Hartford Financial Services
      Group, Inc. ...................      4,800        263,400
    Torchmark Corp. .................        200          7,063
    Transamerica Corp. ..............        800         92,400
    UNUM Corp. ......................        850         49,619
                                                   ------------
                                                      5,111,583
                                                   ------------
MACHINERY & EQUIPMENT -- 0.7%
    Black & Decker Corp. ............      1,500         84,094
    Case Corp. ......................        400          8,725
    Caterpillar, Inc. ...............     14,600        671,600
    Cooper Industries, Inc. .........      1,200         57,225
    Danaher Corp. ...................        600         32,588
    Harnischfeger Industries,
      Inc. ..........................        200          2,038
    Illinois Tool Works, Inc. .......      4,600        266,800
    Ingersoll-Rand Co. ..............      2,400        112,650
    Paccar, Inc. ....................      9,300        382,463
    Stanley Works, Inc. .............        400         11,100
    The Timken Company...............     11,000        207,625
    Thermo Electron Corp.*...........      9,200        155,825
    W.W. Grainger, Inc...............        500         20,813
                                                   ------------
                                                      2,013,546
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
    Abbott Laboratories..............     33,600      1,646,400
    Bard, (C.R.), Inc. ..............        100          4,950
    Baxter International, Inc. ......      6,200        398,738
    Becton Dickinson & Co. ..........      4,400        187,825
    Biomet, Inc. ....................        700         28,175
    Boston Scientific Corp.*.........     25,500        683,719
    Guidant Corp. ...................      2,700        297,675
    Johnson & Johnson Co. ...........     30,500      2,558,188
    Mallinckrodt, Inc. ..............     11,000        338,938
    Medtronic, Inc. .................      7,200        534,600
    Sofamor Danek Group, Inc.*.......      1,300        158,275
    St. Jude Medical, Inc.*..........      5,700        157,819
                                                   ------------
                                                      6,995,302
                                                   ------------
METALS & MINING -- 0.6%
    Alcan Aluminium Ltd. ............      1,800         48,713
    Allegheny Teledyne, Inc. ........        800         16,350
    Aluminum Co. of America..........     10,400        775,450
    Barrick Gold Corp. ..............      6,500        126,750
    Bethlehem Steel Corp.*...........     16,100        134,838
    Homestake Mining Co. ............        800          7,350
    Inco Ltd. .......................        300          3,169
    Nucor Corp. .....................        400         17,300

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Phelps Dodge Corp. ..............        800   $     40,700
    Placer Dome, Inc. ...............        100          1,150
    Reynolds Metals Co. .............      1,100         57,956
    Worthington Industries, Inc. ....     29,500        368,750
                                                   ------------
                                                      1,598,476
                                                   ------------
OFFICE EQUIPMENT -- 0.6%
    Moore Corp. Ltd. ................     26,900        295,900
    Pitney Bowes, Inc. ..............      5,100        336,919
    Staples, Inc.*...................      9,000        393,188
    Xerox Corp. .....................      6,700        790,600
                                                   ------------
                                                      1,816,607
                                                   ------------
OIL & GAS -- 5.7%
    Amerada Hess Corp. ..............        800         39,800
    Amoco Corp. .....................      7,600        458,850
    Anadarko Petroleum Corp. ........      1,800         55,575
    Ashland, Inc. ...................     10,900        527,288
    Atlantic Richfield Co. ..........     12,500        815,625
    Burlington Resources, Inc. ......        800         28,650
    Chevron Corp. ...................     20,900      1,733,394
    Coastal Corp. ...................     12,800        447,200
    Columbia Gas System, Inc. .......        400         23,100
    Consolidated Natural Gas Co. ....        100          5,400
    Eastern Enterprises..............      8,700        380,625
    Exxon Corp. .....................     62,400      4,563,000
    Halliburton Co. .................      1,100         32,588
    Kerr-McGee Corp. ................      2,900        110,925
    Mobil Corp. .....................     17,100      1,489,838
    Nicor, Inc. .....................        400         16,900
    Occidental Petroleum Corp. ......     16,700        281,813
    Oneok, Inc. .....................      8,700        314,288
    Oryx Energy Co.*.................     17,400        233,813
    Phillips Petroleum Co. ..........     16,700        711,838
    Rowan Companies, Inc.*...........      7,800         78,000
    Royal Dutch Petroleum Co. .......     48,400      2,317,150
    Schlumberger Ltd. ...............     10,200        470,475
    Sonat, Inc. .....................        300          8,119
    Texaco, Inc. ....................     20,400      1,078,650
    Unocal Corp. ....................      4,100        119,669
    USX-Marathon Group...............      5,100        153,638
                                                   ------------
                                                     16,496,211
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Boise Cascade Corp. .............     14,600        452,600
    Georgia Pacific Group............        300         17,569
    International Paper Co. .........     17,300        775,256
    Kimberly-Clark Corp. ............     10,600        577,700
    Potlatch Corp. ..................      9,300        342,938
    Temple-Inland, Inc. .............        600         35,588
    Union Camp Corp. ................      4,600        310,500
    Westvaco Corp. ..................        800         21,450
    Weyerhaeuser Co. ................      3,900        198,169
    Willamette Industries, Inc. .....     14,400        482,400
                                                   ------------
                                                      3,214,170
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PHARMACEUTICALS -- 7.0%
    ALZA Corp.*......................      3,400   $    177,650
    American Home Products Corp. ....     29,000      1,633,063
    Amgen, Inc. .....................      6,600        690,112
    Bristol-Meyers Squibb Co. .......     22,700      3,037,544
    Cardinal Health, Inc. ...........      3,700        280,738
    Lilly, (Eli) & Co. ..............     24,800      2,204,100
    Merck & Co., Inc. ...............     27,600      4,076,175
    Monsanto Co. ....................     11,500        546,250
    Pfizer, Inc. ....................     29,800      3,738,038
    Pharmacia & Upjohn, Inc. ........      9,800        554,925
    Schering-Plough Corp. ...........     31,900      1,762,475
    Warner-Lambert Co. ..............     18,000      1,353,375
                                                   ------------
                                                     19,364,333
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Dow Jones & Co., Inc. ...........        300         14,438
    Knight-Ridder, Inc. .............      8,800        449,900
    McGraw-Hill Co., Inc. ...........      1,900        193,563
    New York Times Co. Cl-A..........      1,500         52,031
    Donnelley, (R.R.) & Sons Co. ....     13,600        595,850
    Times Mirror Co. Cl-A............        300         16,800
    Tribune Co. .....................      2,200        145,200
                                                   ------------
                                                      1,467,782
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp...........................      8,800        297,000
    Norfolk Southern Corp. ..........      5,200        164,775
                                                   ------------
                                                        461,775
                                                   ------------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. ........      1,100         19,800
    McDonald's Corp. ................     14,400      1,103,400
    Tricon Global Restaurants,
      Inc.*..........................      4,700        235,588
                                                   ------------
                                                      1,358,788
                                                   ------------
RETAIL & MERCHANDISING -- 4.4%
    Avon Products, Inc. .............      2,500        110,625
    Circuit City Stores, Inc. .......        200          9,988
    Costco Companies, Inc.*..........      6,400        462,000
    CVS Corp. .......................      8,500        467,500
    Dayton-Hudson Corp. .............      7,800        423,150
    Dollar General Corp. ............      1,400         33,075
    Federated Department Stores,
      Inc.*..........................      6,600        287,513
    Gap, Inc. .......................     12,900        725,625
    Harcourt General, Inc. ..........     11,200        595,700
    Home Depot, Inc. ................     32,600      1,994,713
    Kmart Corp.*.....................     16,300        249,594
    Kohl's Corp.*....................      5,100        313,331
    Lowe's Companies, Inc. ..........      7,300        373,669
    May Department Stores Co. .......      4,200        253,575
    Meyer, (Fred), Inc.*.............      7,500        451,875
    Nordstrom, Inc. .................        900         31,219
    Penney, (J.C.) Co., Inc. ........     11,500        539,063
    Rite Aid Corp. ..................      4,500        223,031
    Sears, Roebuck & Co. ............      7,300        310,250
    TJX Companies, Inc. .............      5,800        168,200

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wal-Mart Stores, Inc. ...........     51,900   $  4,226,606
    Walgreen Co. ....................      9,600        562,200
                                                   ------------
                                                     12,812,502
                                                   ------------
SEMICONDUCTORS -- 1.8%
    Intel Corp. .....................     38,600      4,576,513
    Micron Technology, Inc.*.........      8,300        419,669
    Motorola, Inc. ..................      3,500        213,719
                                                   ------------
                                                      5,209,901
                                                   ------------
TELECOMMUNICATIONS -- 10.0%
    AirTouch Communications, Inc.*...     15,100      1,089,088
    Aliant Communications, Inc. .....        300         12,263
    Alltel Corp. ....................      5,500        328,969
    Ameritech Corp. .................     22,700      1,438,613
    Ascend Communications, Inc.*.....     12,700        835,025
    AT&T Corp. ......................     26,600      2,001,650
    Bell Atlantic Corp. .............     36,600      2,079,338
    BellSouth Corp. .................     43,800      2,184,525
    Cellular Communications
      International, Inc.*...........      1,000         68,000
    Comcast Corp. Cl-A...............     16,500        968,344
    General Instrument Corp.*........      5,800        196,838
    GTE Corp. .......................     19,500      1,315,031
    Lucent Technologies, Inc.........     29,900      3,289,000
    MCI WorldCom, Inc.*..............     43,600      3,128,300
    MediaOne Group, Inc.*............     17,000        799,000
    Northern Telecom Ltd. ...........     14,700        736,838
    SBC Communications, Inc. ........     45,700      2,450,663
    Sprint Corp. (FON Group).........     14,200      1,194,575
    Sprint Corp. (PCS Group)*........     38,100        881,063
    Tele-Communications, Inc.
      Cl-A*..........................     42,300      2,339,719
    Tellabs, Inc.*...................      6,400        438,800
    U. S. West, Inc. ................     15,100        975,838
    Williams Companies, Inc. ........      7,700        240,144
                                                   ------------
                                                     28,991,624
                                                   ------------
TRANSPORTATION -- 0.4%
    FDX Corp.*.......................     10,100        898,900
    Laidlaw, Inc. ...................      1,500         15,094
    Navistar International Corp.*....      3,300         94,050
    Ryder Systems, Inc. .............     12,400        322,400
                                                   ------------
                                                      1,330,444
                                                   ------------
UTILITIES -- 3.4%
    Ameren Corp.*....................        900         38,419
    American Electric Power Co.,
      Inc. ..........................     13,900        654,169
    Carolina Power & Light Co. ......      7,300        343,556
    Central & South West Corp. ......      2,700         74,081
    Cinergy Corp. ...................        400         13,750
    Consolidated Edison, Inc. .......      9,000        475,875
    Dominion Resources, Inc. ........      2,800        130,900
    DTE Energy Co. ..................      7,400        317,275

                                        SHARES        VALUE
                                        ------        -----
    Duke Energy Corp. ...............     12,900   $    826,406
    Edison International Co. ........     18,700        521,263
    Enron Corp. .....................      5,600        319,550
    Entergy Corp. ...................     11,600        361,050
    FirstEnergy Corp. ...............     14,800        481,925
    FPL Group, Inc. .................      3,700        228,013
    GPU, Inc. .......................      7,100        313,731
    Houston Industries, Inc. ........     15,900        510,788
    New Century Energies, Inc. ......      9,400        458,250
    Niagara Mohawk Power Corp.*......     22,500        362,813
    PECO Energy Co. .................     14,300        595,238
    PG&E Corp. ......................     19,700        620,550
    Public Service Enterprise Group,
      Inc. ..........................      3,500        140,000
    Sempra Energy*...................     12,200        309,575
    Southern Co. ....................     22,700        659,719
    Texas Utilities Co. .............     13,800        644,288
    Unicom Corp. ....................      9,600        370,200
                                                   ------------
                                                      9,771,384
                                                   ------------
TOTAL COMMON STOCK
  (Cost $210,284,088)................               236,263,399
                                                   ------------

                                         PAR
                                        (000)
                                        ------
U.S. TREASURY OBLIGATIONS -- 1.0%
    U.S. Treasury Bills
      4.30%, 02/04/99#................  $   25          24,899
      4.34%, 02/04/99#................      70          69,719
      4.39%, 02/04/99#................   1,325       1,319,674
      4.41%, 02/04/99#................     680         677,267
      4.45%, 02/04/99#................     800         796,785
                                                --------------
    (Cost $2,887,925).................               2,888,344
                                                --------------

                                      SHARES
                                      ------
SHORT-TERM INVESTMENTS -- 10.0%
    Temporary Investment Cash
      Fund........................  14,479,385       14,479,386
    Temporary Investment Fund.....  14,479,385       14,479,385
                                                 --------------
    (Cost $28,958,771)............                   28,958,771
                                                 --------------
TOTAL INVESTMENTS -- 92.6%
  (Cost $242,130,784).............                  268,110,514
OTHER ASSETS LESS
  LIABILITIES -- 7.4%.............                   21,440,905
                                                 --------------
NET ASSETS -- 100.0%..............               $  289,551,419
                                                 ==============

# Securities with an aggregate market value of $2,888,344 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/99         171       $2,633,894

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

STEIN ROE VENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 84.4%
ADVERTISING -- 3.6%
    ADVO, Inc.*....................      1,800   $       47,475
    Catalina Marketing Corp.*......      2,700          184,612
    HA-LO Industries, Inc.*........      2,500           94,062
                                                 --------------
                                                        326,149
                                                 --------------
AEROSPACE -- 1.7%
    Alliant Techsystems, Inc.*.....      1,000           82,437
    Orbital Sciences Corp.*........      1,600           70,800
                                                 --------------
                                                        153,237
                                                 --------------
AIRLINES -- 0.5%
    COMAIR Holdings, Inc. .........      1,300           43,875
                                                 --------------
AUTOMOTIVE PARTS -- 0.4%
    O'Reilly Automotive, Inc.*.....        800           37,800
                                                 --------------
BEVERAGES -- 0.6%
    Canandaigua Brands, Inc.
      Cl-A*........................        900           52,031
                                                 --------------
BROADCASTING -- 1.3%
    Metro Networks, Inc.*..........      2,700          115,088
                                                 --------------
BUSINESS SERVICES -- 6.1%
    Acxiom Corp.*..................      1,800           55,800
    American Management Systems,
      Inc.*........................      2,100           84,000
    Comdisco, Inc. ................      2,100           35,437
    Interim Services, Inc.*........      6,300          147,262
    Iron Mountain, Inc.*...........      1,000           36,062
    Metamor Worldwide, Inc.*.......      4,500          112,500
    Metzler Group, Inc.*...........      1,000           48,687
    PAREXEL International Corp.*...      1,100           27,500
                                                 --------------
                                                        547,248
                                                 --------------
CLOTHING & APPAREL -- 3.7%
    Columbia Sportswear Co.*.......      9,100          153,562
    G & K Services, Inc. Cl-A......        900           47,925
    K-Swiss, Inc. .................      2,100           56,437
    The Men's Wearhouse, Inc.*.....      2,500           79,375
                                                 --------------
                                                        337,299
                                                 --------------
COMPUTER HARDWARE -- 1.2%
    Jack Henry & Associates,
      Inc..........................      1,100           54,725
    Xircom, Inc.*..................      1,500           51,000
                                                 --------------
                                                        105,725
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 12.6%
    Barra, Inc.*...................      4,500          106,312
    HNC Software, Inc.*............        800           32,350
    Hyperion Solutions Corp.*......      1,800           32,400
    Inktomi Corp. *................        200           25,875
    Inter-Tel, Inc.................      2,900           67,787
    Kronos, Inc.*..................      1,400           62,038
    Mercury Interactive Corp.*.....      1,700          107,525
    National Computer Systems,
      Inc..........................      8,000          296,000
    National Instruments Corp.*....      1,000           34,125
    Paychex, Inc...................        800           41,150
    Sapient Corp.*.................        600           33,600
    SPSS, Inc.*....................      2,300           43,413

                                      SHARES         VALUE
                                      ------         -----
    Transaction Systems Architects,
      Inc.*........................      1,200   $       60,000
    VERITAS Software Corp.*........        500           29,969
    Verity, Inc.*..................      1,800           47,700
    Whittman-Hart, Inc.*...........      3,800          104,975
                                                 --------------
                                                      1,125,219
                                                 --------------
CONSTRUCTION -- 1.5%
    Champion Enterprises, Inc.*....      2,100           57,488
    D.R. Horton, Inc...............      3,400           78,200
                                                 --------------
                                                        135,688
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 5.4%
    DeVry, Inc.*...................      3,800          116,375
    Mohawk Industries, Inc.*.......      1,600           67,300
    Nu Skin Asia Pacific, Inc.*....      8,400          198,450
    U.S.A. Floral Products,
      Inc.*........................      8,500           97,750
                                                 --------------
                                                        479,875
                                                 --------------
CONTAINERS & PACKAGING -- 0.7%
    AptarGroup, Inc. ..............      2,200           61,738
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%
    Burr-Brown Corp.*..............      1,100           25,781
    C-Cube Microsystems, Inc.*.....      2,400           65,100
    CTS Corp. .....................      1,500           65,250
    Dionex Corp.*..................      1,100           40,288
    Etec Systems, Inc.*............        700           28,000
    Gentex Corp.*..................      3,600           72,000
    Sanmina Corp.*.................      1,100           68,750
    Uniphase Corp.*................        800           55,500
                                                 --------------
                                                        420,669
                                                 --------------
ENTERTAINMENT & LEISURE -- 0.5%
    Polaris Industries, Inc. ......      1,100           43,106
                                                 --------------
FARMING & AGRICULTURE -- 0.5%
    The Scotts Co.*................      1,200           46,125
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.8%
    Centura Banks, Inc. ...........      1,100           81,813
    Commerce Bancorp, Inc. ........      1,200           63,000
    Cullen/Frost Bankers, Inc. ....      1,600           87,800
    National Bankcorp of Alaska,
      Inc. ........................      3,200          108,000
                                                 --------------
                                                        340,613
                                                 --------------
FINANCIAL SERVICES -- 3.1%
    Heller Financial, Inc. ........      1,700           49,938
    Jefferies Group, Inc. .........      1,800           89,325
    SEI Investments Co. ...........        800           79,500
    The BISYS Group, Inc.*.........      1,100           56,787
                                                 --------------
                                                        275,550
                                                 --------------
FOOD -- 2.1%
    Smithfield Foods, Inc.*........      2,000           67,750
    The Earthgrains Co. ...........      1,900           58,781
    Whole Foods Market, Inc.*......      1,200           58,050
                                                 --------------
                                                        184,581
                                                 --------------
FURNITURE -- 0.6%
    Ethan Allen Interiors, Inc. ...      1,200           49,200
                                                 --------------

STEIN ROE VENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
HEALTHCARE SERVICES -- 2.7%
    IDEXX Laboratories, Inc.*......      2,200   $       59,194
    Orthodontic Centers of America,
      Inc.*........................      3,000           58,313
    Pediatrix Medical Group,
      Inc.*........................      1,100           65,931
    Renal Care Group, Inc. *.......      2,100           60,506
                                                 --------------
                                                        243,944
                                                 --------------
INSURANCE -- 2.0%
    Express Scripts, Inc. Cl-A*....      1,500          100,688
    Mutual Risk Management,
      Ltd. ........................      1,900           74,338
                                                 --------------
                                                        175,026
                                                 --------------
MACHINERY & EQUIPMENT -- 1.1%
    Applied Power, Inc. ...........      1,100           41,525
    SPS Technologies, Inc.*........      1,000           56,625
                                                 --------------
                                                         98,150
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.8%
    Biomatrix, Inc.*...............      1,300           75,725
    Schein, (Henry), Inc.*.........      1,200           53,700
    The Liposome Co., Inc.*........      2,100           32,419
    Uroquest Medical Corp.*........        800              800
    Xomed Surgical Products,
      Inc.*........................      5,400          172,800
                                                 --------------
                                                        335,444
                                                 --------------
METALS & MINING -- 1.1%
    Stillwater Mining Co.*.........      2,300           94,300
                                                 --------------
OIL & GAS -- 1.3%
    Barrett Resources Corp.*.......      2,800           67,200
    Petroleum Geo-Services*........      3,000           47,250
                                                 --------------
                                                        114,450
                                                 --------------
PHARMACEUTICALS -- 2.0%
    Alpharma, Inc. Cl-A............      1,200           42,375
    Barr Laboratories, Inc.*.......      1,400           67,200
    MedImmune, Inc.*...............        700           69,606
                                                 --------------
                                                        179,181
                                                 --------------
PRINTING & PUBLISHING -- 0.8%
    Consolidated Graphics, Inc.*...      1,100           74,319
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
RAILROADS -- 0.5%
    MotivePower Industries,
      Inc.*........................      1,400   $       45,063
                                                 --------------
RESTAURANTS -- 3.3%
    CEC Entertainment, Inc.*.......      1,200           33,300
    CKE Restaurants, Inc. .........      1,760           51,810
    Ruby Tuesday, Inc. ............      2,600           55,250
    The Cheesecake Factory,
      Inc.*........................      1,800           53,381
    Triarc Companies, Inc.*........      6,300          100,800
                                                 --------------
                                                        294,541
                                                 --------------
RETAIL & MERCHANDISING -- 9.1%
    Brightpoint, Inc.*.............      4,100           56,375
    Fastenal Co. ..................      3,100          136,400
    Just For Feet, Inc.*...........      3,300           57,338
    Linens 'n Things, Inc.*........      2,300           91,139
    Regis Corp. ...................      8,200          328,000
    School Specialty, Inc.*........      2,400           51,300
    Williams-Sonoma, Inc.*.........      2,400           96,750
                                                 --------------
                                                        817,302
                                                 --------------
SEMICONDUCTORS -- 2.1%
    Novellus Systems, Inc.*........      1,200           59,400
    Vitesse Semiconductor, Inc.*...      2,900          132,313
                                                 --------------
                                                        191,713
                                                 --------------
TOTAL COMMON STOCK
  (Cost $6,471,567)................                   7,544,249
                                                 --------------
SHORT-TERM INVESTMENTS -- 9.6%
    Temporary Investment Cash
      Fund.........................    426,857          426,857
    Temporary Investment Fund......    426,856          426,856
                                                 --------------
    (Cost $853,713)................                     853,713
                                                 --------------
TOTAL INVESTMENTS -- 94.0%
(Cost $7,325,280)..................                   8,397,962
OTHER ASSETS LESS
  LIABILITIES -- 6.0%..............                     531,998
                                                 --------------
NET ASSETS -- 100.0%...............              $    8,929,960
                                                 ==============

--------------------------------------------------------------------------------

* Non-income producing security.

See Notes to Financial Statements.

                      [This page intentionally left blank]

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
ADS-American Depositary Shares
BRB-Brady Bond
CVT-Convertible Security
FLIRB-Floating Interest Rate Bond
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
PO-Principal Only
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1998.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF -Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ECU-Europe/European Currency Unit
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
GRD-Greece/Greek Drachma
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    -----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NEUBERGER&
                                                     AST PUTNAM     LORD ABBETT                  AST        BERMAN
                                                    INTERNATIONAL   GROWTH AND      JANCAP      MONEY      MID-CAP     AST PUTNAM
                                                       EQUITY         INCOME        GROWTH      MARKET      VALUE       BALANCED
                                                    -------------   -----------   ----------   --------   ----------   ----------
ASSETS
   Investments in securities at value (A).........    $497,797      $1,175,017    $3,250,854   $964,747    $270,510     $405,688
   Cash...........................................       1,765              --             9         38       7,473           32
   Foreign currency(B)............................          --              --            --         --          --        3,635
   Unrealized appreciation on foreign currency
     exchange contracts...........................         702              --           592         --          --           28
   Unrealized appreciation on interest rate swap
     agreements...................................          --              --            --         --          --           --
   Receivable for:
     Securities sold..............................       1,060           1,064            --         --       1,087        2,009
     Dividends and interest.......................       1,404           2,100         1,943      7,084         566        1,781
     Fund shares sold.............................       1,649           6,066         3,773         --         861           --
     Futures variation margin.....................          --              --            --         --          --          190
   Other assets...................................         100              10            22         10           2            4
                                                      --------      ----------    ----------   --------    --------     --------
       TOTAL ASSETS...............................     504,477       1,184,257     3,257,193    971,879     280,499      413,367
                                                      --------      ----------    ----------   --------    --------     --------
LIABILITIES
   Cash overdraft.................................          --             102            --         --          --           --
   Unrealized depreciation on foreign currency
     exchange contracts...........................       4,203              --            --         --          --          170
   Written options outstanding, at value..........          --              --            --         --          --           --
   Sale Commitments, at value.....................          --              --            --         --          --           --
   Payable for:
     Securities purchased.........................       2,217           1,701            --         --       8,371        3,123
     Fund shares redeemed.........................          --              --            --         --          --          413
     Futures variation margin.....................          --              --            --         --          --           27
     Advisory fees................................         226             384         1,204         99         112          142
     Shareholder servicing fees...................          40              97           249         82          22           34
     Accrued dividends............................          --              --            --      3,896          --           --
     Accrued expenses and other liabilities.......         330              64            82         69          26          123
                                                      --------      ----------    ----------   --------    --------     --------
       TOTAL LIABILITIES..........................       7,016           2,348         1,535      4,146       8,531        4,032
                                                      --------      ----------    ----------   --------    --------     --------
NET ASSETS........................................    $497,461      $1,181,909    $3,255,658   $967,733    $271,968     $409,335
                                                      ========      ==========    ==========   ========    ========     ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)...........    $     22      $       55    $       88   $    968    $     21     $     29
Additional paid-in capital........................     380,368         904,447     1,691,879    966,659     245,642      333,350
Undistributed net investment income (loss)........      (5,753)         13,889         1,221         --       3,943        9,572
Accumulated net realized gain (loss) on
 investments......................................      46,128          63,840       126,850        106       7,599       31,787
Accumulated net unrealized appreciation
 (depreciation) on investments....................      76,696         199,678     1,435,620         --      14,763       34,597
                                                      --------      ----------    ----------   --------    --------     --------
NET ASSETS........................................    $497,461      $1,181,909    $3,255,658   $967,733    $271,968     $409,335
                                                      ========      ==========    ==========   ========    ========     ========
Shares of common stock outstanding................      21,939          54,517        87,979    967,626      20,661       28,971
Net asset value, offering and redemption price per
 share............................................    $  22.67      $    21.68    $    37.00   $   1.00    $  13.16     $  14.13
                                                      ========      ==========    ==========   ========    ========     ========
(A) Investments at cost...........................    $417,636      $  975,339    $1,815,826   $964,747    $255,747     $372,165
(B) Foreign currency at cost......................    $     --      $       --    $       --   $     --    $     --     $  3,622
                                                      ========      ==========    ==========   ========    ========     ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 -----------------------------------------------------------------------------------------------------------
                                                  PORTFOLIO
 -----------------------------------------------------------------------------------------------------------
               T. ROWE       PIMCO                                   T. ROWE         T. ROWE      NEUBERGER&
                PRICE        TOTAL      INVESCO      FOUNDERS         PRICE           PRICE         BERMAN
 FEDERATED      ASSET        RETURN      EQUITY      CAPITAL      INTERNATIONAL   INTERNATIONAL    MID-CAP
 HIGH YIELD   ALLOCATION      BOND       INCOME    APPRECIATION      EQUITY           BOND          GROWTH
 ----------   ----------   ----------   --------   ------------   -------------   -------------   ----------
               $350,584    $1,085,609   $829,883     $266,397       $449,693        $143,329       $259,092
  $585,583
                     --            --         4        18,670         16,584           1,156              3
        --
                     --         1,609        --            --          1,921             371             --
        --
                     --            --        --            --             --           1,253             --
        --
                     --            --        --            --             --              --             --
        --
                    157        22,528        --            --             20              --          1,095
       699
                  2,414         8,707     3,582            19            708           3,791             70
    10,047
                     --            --     1,216           948          3,527              --          3,493
     1,750
                     --            49        --            --             --              --             --
        --
                      3             8         7             3              5               1              2
         5
               --------    ----------   --------     --------       --------        --------       --------
  --------
                353,158     1,118,510   834,692       286,037        472,458         149,901        263,755
   598,084
               --------    ----------   --------     --------       --------        --------       --------
  --------
                      4         2,808        --            --             --              --             --
       633
                     --            12        --            --             --             176             --
        --
                     --         1,623        --            --             --              --             --
        --
                     --        20,106        --            --             --              --             --
        --
                  8,259       196,489     2,840            --             --              --          1,822
     1,529
                    545           466        --            --             --           1,586             --
        --
                     --           174        --            --             --              --             --
        --
                     82           206       256           133            194              52             88
       146
                     28            76        68            22             39              13             20
        51
                     --            --        --            --             --              --             --
        --
                     43            53        46            35             64             101             33
        45
               --------    ----------   --------     --------       --------        --------       --------
  --------
                  8,961       222,013     3,210           190            297           1,928          1,963
     2,404
               --------    ----------   --------     --------       --------        --------       --------
  --------
               $344,197    $  896,497   $831,482     $285,847       $472,161        $147,973       $261,792
  $595,680
               ========    ==========   ========     ========       ========        ========       ========
  ========
               $     19    $       75   $    48      $     16       $     35        $     13       $     15
  $     47
                264,982       823,419   646,891       228,913        366,358         131,426        211,117
   564,048
                  7,313        37,428    15,393        (1,352)           721          11,850           (717)
    46,298
                    171        33,587    24,065        (5,958)        22,227            (762)        18,696
     4,032
                 71,712         1,988   145,085        64,228         82,820           5,446         32,681
   (18,745)
               --------    ----------   --------     --------       --------        --------       --------
  --------
               $344,197    $  896,497   $831,482     $285,847       $472,161        $147,973       $261,792
  $595,680
               ========    ==========   ========     ========       ========        ========       ========
  ========
                 19,697        74,584    47,512        16,232         35,262          12,913         15,168
    47,080
               $  17.47    $    12.02   $ 17.50      $  17.61       $  13.39        $  11.46       $  17.26
  $  12.65
               ========    ==========   ========     ========       ========        ========       ========
  ========
               $278,881    $1,060,706   $684,798     $202,169       $366,902        $138,992       $226,411
  $604,328
               ========    ==========   ========     ========       ========        ========       ========
  ========
               $     --    $    1,611   $    --      $     --       $  1,914        $    371       $     --
  $     --
               ========    ==========   ========     ========       ========        ========       ========
  ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           ----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                       T. ROWE     PIMCO         AST                   AST PUTNAM
                                                                        PRICE     LIMITED    OPPENHEIMER   AST JANUS     VALUE
                                                           FOUNDERS    NATURAL    MATURITY    LARGE-CAP    OVERSEAS     GROWTH &
                                                           PASSPORT   RESOURCES     BOND       GROWTH       GROWTH       INCOME
                                                           --------   ---------   --------   -----------   ---------   ----------
ASSETS
   Investments in securities at value (A)...............   $118,413   $ 73,653    $462,767    $224,983     $607,451     $188,696
   Cash.................................................       110           1        638            3          815            1
   Foreign currency(B)..................................        --          --    --.....           --            1           --
   Unrealized appreciation on foreign currency exchange
     contracts..........................................        --          --    --.....           --          527           --
   Unrealized appreciation on interest rate swap
     agreements.........................................        --          --         --           --           --           --
   Receivable for:
     Securities sold....................................        --          --     51,834      101,993          231           70
     Dividends and interest.............................        51         154      3,971           91          435          347
     Fund shares sold...................................     1,650         384         --          892        3,021          888
     Futures variation margin...........................        --          --    --.....           --           --           --
   Other assets.........................................         1           1    3......            2            4            2
                                                           --------   --------    --------    --------     --------     --------
       TOTAL ASSETS.....................................   120,225      74,193    519,213...   327,964      612,485      190,004
                                                           --------   --------    --------    --------     --------     --------
LIABILITIES
   Cash overdraft.......................................        --          --         --           --           --           --
   Unrealized depreciation on foreign currency exchange
     contracts..........................................        --          --         --           --        2,960           --
   Written options outstanding, at value................        --          --    13.....           --           --           --
   Sale Commitments, at value...........................        --          --         --           --           --           --
   Payable for:
     Securities purchased...............................       110          --    168,225       26,840        1,775           --
     Fund shares redeemed...............................        --          --      1,109           --           --           --
     Futures variation margin...........................        --          --         13           --           --           --
     Advisory fees......................................        58          32         83          142          297           58
     Shareholder servicing fees.........................        10           6         29           24           94           28
     Accrued dividends..................................        --          --         --           --           --           --
     Accrued expenses and other liabilities.............        50          29    34.....           34          153           47
                                                           --------   --------    --------    --------     --------     --------
       TOTAL LIABILITIES................................       228          67    169,506...    27,040        5,279          133
                                                           --------   --------    --------    --------     --------     --------
NET ASSETS..............................................   $119,997   $ 74,126    $349,707...  $300,924    $607,206     $189,871
                                                           ========   ========    ========    ========     ========     ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share).............................   $     9    $      6    $    32     $     19     $     44     $     14
Additional paid-in capital..............................    98,992      82,240    330,616      232,983      544,338      167,144
Undistributed net investment income (loss)..............       691       1,137     18,176       (1,873)         591        1,630
Accumulated net realized gain (loss) on investments.....    (3,395)      8,509    89.....       34,226      (27,223)       8,800
Accumulated net unrealized appreciation (depreciation)
 on investments.........................................    23,700     (17,766)   794....       35,569       89,456       12,283
                                                           --------   --------    --------    --------     --------     --------
NET ASSETS..............................................   $119,997   $ 74,126    $349,707...  $300,924    $607,206     $189,871
                                                           ========   ========    ========    ========     ========     ========
Shares of common stock outstanding......................     9,204       6,191     31,549       18,722       44,196       14,096
Net asset value, offering and redemption price per
 share..................................................   $ 13.04    $  11.97    $11.08..    $  16.07     $  13.74     $  13.47
                                                           ========   ========    ========    ========     ========     ========
(A) Investments at cost.................................   $94,713    $ 91,419    $461,936...  $189,414    $515,581     $176,413
                                                           ========   ========    ========    ========     ========     ========
(B) Foreign currency at cost............................   $    --    $     --    $    --     $     --     $      1     $     --
                                                           ========   ========    ========    ========     ========     ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

  -----------------------------------------------------------------------------------------------
                                             PORTFOLIO
  -----------------------------------------------------------------------------------------------
  TWENTIETH     TWENTIETH       T. ROWE                            LORD      BANKERS
   CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    ABBETT      TRUST
  STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS    SMALL CAP   ENHANCED   STEIN ROE
  BALANCED       GROWTH          VALUE       GROWTH    REALTY      VALUE       500       VENTURE
  ---------   -------------   -----------   --------   -------   ---------   --------   ---------
   $89,364       $79,784       $302,272     $612,449   $33,051    $42,664    $268,110    $ 8,398
         2           123             --            1       --          --     22,229         476
        --            --             --           --       --          --         --          --
        --            21             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        --           464             --       16,602       --         192      1,208           9
       428           113            977           52      221          19        358           4
     1,305            --          2,796        3,594      113         387        587         103
        --            --             --           --       --          --        145          --
         1            --              3            4        9          --          2          --
   -------       -------       --------     --------   -------    -------    --------    -------
    91,100        80,505        306,048      632,702   33,394      43,262    292,639       8,990
   -------       -------       --------     --------   -------    -------    --------    -------
        --            --            309           --       --           3         --          --
        --            59             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        --         2,072          1,483       37,432      342       1,441      2,996          48
        --           542             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        34            44            127          215       16          16         37           5
         7             6             25           46        5           3         23           1
        --            --             --           --       --          --         --          --
        16            49             32           43        6          11         32           6
   -------       -------       --------     --------   -------    -------    --------    -------
        57         2,772          1,976       37,736      369       1,474      3,088          60
   -------       -------       --------     --------   -------    -------    --------    -------
   $91,043       $77,733       $304,072     $594,966   $33,025    $41,788    $289,551    $ 8,930
   =======       =======       ========     ========   =======    =======    ========    =======
   $     7       $     6       $     27     $     42   $    4     $     4    $    23     $     1
    77,783        71,368        323,482      513,710   37,210      43,838    255,589       9,613
       901           (99)         2,516          429    1,087         (45)     1,358         (31)
      (162)       (1,899)          (547)      (6,211)    (679)     (2,539)     3,968      (1,726)
    12,514         8,357        (21,406)      86,996   (4,597)        530     28,613       1,073
   -------       -------       --------     --------   -------    -------    --------    -------
   $91,043       $77,733       $304,072     $594,966   $33,025    $41,788    $289,551    $ 8,930
   =======       =======       ========     ========   =======    =======    ========    =======
     6,664         5,690         26,586       41,898    3,929       4,181     22,658       1,089
   $ 13.66       $ 13.66       $  11.44     $  14.20   $ 8.41     $  9.99    $ 12.78     $  8.20
   =======       =======       ========     ========   =======    =======    ========    =======
   $76,852       $71,389       $323,678     $525,453   $37,648    $42,134    $242,131    $ 7,325
   =======       =======       ========     ========   =======    =======    ========    =======
   $    --       $    --       $     --     $     --   $   --     $    --    $    --     $    --
   =======       =======       ========     ========   =======    =======    ========    =======

  -----------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            AST                                             NEUBERGER&
                                                          PUTNAM       LORD ABBETT                  AST       BERMAN       AST
                                                       INTERNATIONAL   GROWTH AND      JANCAP      MONEY     MID-CAP      PUTNAM
                                                          EQUITY         INCOME        GROWTH     MARKET      VALUE      BALANCED
                                                       -------------   -----------   ----------   -------   ----------   --------
INVESTMENT INCOME
   Interest..........................................     $   755       $  1,798     $   15,077   $52,052    $    660    $10,027
   Dividends.........................................       7,839         21,690          9,734        --       5,358      3,730
                                                          -------       --------     ----------   -------    --------    -------
       Total Investment Income.......................       8,594         23,488         24,811    52,052       6,018     13,757
                                                          -------       --------     ----------   -------    --------    -------
EXPENSES
   Investment advisory fees..........................       4,131          7,905         18,935     4,657       1,715      2,860
   Shareholder servicing fees........................         473          1,054          2,104       931         209        387
   Administration and accounting fees................         340            460            565       433         203        312
   Custodian fees....................................         335            120            199        80          40        225
   Professional fees.................................          18             41             82        36           8         16
   Trustees' fees....................................           8             18             35        15           4          7
   Insurance expenses................................           5             11             22        10           2          4
   Miscellaneous expenses............................          11             17             29        13           7         73
                                                          -------       --------     ----------   -------    --------    -------
       Total Expenses................................       5,321          9,626         21,971     6,175       2,188      3,884
       Less: Advisory fee waivers and expense
         reimbursements..............................          --            (27)          (552)     (587)         --         --
                                                          -------       --------     ----------   -------    --------    -------
       Net Expenses..................................       5,321          9,599         21,419     5,588       2,188      3,884
                                                          -------       --------     ----------   -------    --------    -------
Net Investment Income (Loss).........................       3,273         13,889          3,392    46,464       3,830      9,873
                                                          -------       --------     ----------   -------    --------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities....................................      38,462         64,048        129,467       106       7,804     24,929
       Foreign currency transactions.................      (2,580)            --         (4,322)       --          --        131
       Futures contracts.............................          --             --             --        --          --      6,475
       Interest rate swaps...........................          --             --             --        --          --         --
       Option contracts..............................          --             --             --        --          --         --
                                                          -------       --------     ----------   -------    --------    -------
   Net realized gain (loss)..........................      35,882         64,048        125,145       106       7,804     31,535
                                                          -------       --------     ----------   -------    --------    -------
 Net change in unrealized appreciation (depreciation)
   on:
       Securities....................................      43,958         47,175      1,054,833        --     (11,166)     3,477
       Futures contracts.............................          --             --             --        --          --      1,492
       Written option contracts......................          --             --             --        --          --         --
       Interest rate swaps...........................          --             --             --        --          --         --
       Translation of assets and liabilities
         denominated in foreign currencies...........      (1,493)            --            516        --          --        (31)
                                                          -------       --------     ----------   -------    --------    -------
   Net change in unrealized appreciation
     (depreciation)..................................      42,465         47,175      1,055,349        --     (11,166)     4,938
                                                          -------       --------     ----------   -------    --------    -------
   Net gain (loss) on investments....................      78,347        111,223      1,180,494       106      (3,362)    36,473
                                                          -------       --------     ----------   -------    --------    -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations.................................     $81,620       $125,112     $1,183,886   $46,570    $    468    $46,346
                                                          =======       ========     ==========   =======    ========    =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
--------------------------------------------------------------------------------------------------------
                            PIMCO                                T. ROWE         T. ROWE      NEUBERGER&
               T. ROWE      TOTAL    INVESCO     FOUNDERS         PRICE           PRICE         BERMAN
FEDERATED    PRICE ASSET   RETURN    EQUITY      CAPITAL      INTERNATIONAL   INTERNATIONAL    MID-CAP
HIGH YIELD   ALLOCATION     BOND     INCOME    APPRECIATION      EQUITY           BOND          GROWTH
----------   -----------   -------   -------   ------------   -------------   -------------   ----------
 $ 50,155      $ 7,923     $44,550   $13,716     $ 1,227         $   723         $ 8,291       $   924
    1,247        2,246          6     8,295          271           7,885              --           615
 --------      -------     -------   -------     -------         -------         -------       -------
   51,402       10,169     44,556    22,011        1,498           8,608           8,291         1,539
 --------      -------     -------   -------     -------         -------         -------       -------
    4,021        2,281      4,772     5,341        2,288           4,652           1,126         1,782
      536          268        734       712          254             465             141           210
      357          241        402       397          232             338             141           204
       60           48        125        77           50             275             130            40
       24           11         29        28           10              18               5             8
        9            4         12        12            4               8               2             3
        5            3          8         7            2               4               2             2
       92           68         26        20           10              52              22             7
 --------      -------     -------   -------     -------         -------         -------       -------
    5,104        2,924      6,108     6,594        2,850           5,812           1,569         2,256
       --           --         --        --           --              --              --            --
 --------      -------     -------   -------     -------         -------         -------       -------
    5,104        2,924      6,108     6,594        2,850           5,812           1,569         2,256
 --------      -------     -------   -------     -------         -------         -------       -------
   46,298        7,245     38,448    15,417       (1,352)          2,796           6,722          (717)
 --------      -------     -------   -------     -------         -------         -------       -------
    4,047          191      6,872    24,041       (5,945)         22,769           5,062        19,756
       --           23        630        --            3             486            (533)           --
       --           --     24,536        --           --              --              --            --
       --           --        579        --           --              --              --            --
       --           --      1,239        --           --              --              --            --
 --------      -------     -------   -------     -------         -------         -------       -------
    4,047          214     33,856    24,041       (5,942)         23,255           4,529        19,756
 --------      -------     -------   -------     -------         -------         -------       -------
  (38,540)      38,780     (1,962)   50,324       21,943          39,848           6,940        28,800
       --           --     (2,193)       --           --              --              --            --
       --           --       (356)       --           --              --              --            --
       --           --       (188)       --           --              --              --            --
       --           10     (1,619)       --           --              52           1,116            --
 --------      -------     -------   -------     -------         -------         -------       -------
  (38,540)      38,790     (6,318)   50,324       21,943          39,900           8,056        28,800
 --------      -------     -------   -------     -------         -------         -------       -------
  (34,493)      39,004     27,538    74,365       16,001          63,155          12,585        48,556
 --------      -------     -------   -------     -------         -------         -------       -------
   11,805
 $             $46,249     $65,986   $89,782     $14,649         $65,951         $19,307       $47,839
 ========      =======     =======   =======     =======         =======         =======       =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  PIMCO         AST         AST
                                                                    T. ROWE      LIMITED    OPPENHEIMER    JANUS      AST PUTNAM
                                                      FOUNDERS   PRICE NATURAL   MATURITY    LARGE-CAP    OVERSEAS   VALUE GROWTH
                                                      PASSPORT     RESOURCES       BOND       GROWTH       GROWTH      & INCOME
                                                      --------   -------------   --------   -----------   --------   ------------
INVESTMENT INCOME
   Interest.........................................  $ 1,108      $    144      $20,801      $   175     $  2,850     $   290
   Dividends........................................      867         2,073           --        1,232        4,064       2,892
                                                      -------      --------      -------      -------     --------     -------
       Total Investment Income......................    1,975         2,217       20,801        1,407        6,914       3,182
                                                      -------      --------      -------      -------     --------     -------
EXPENSES
   Investment advisory fees.........................    1,219           869        2,060        2,694        4,345       1,165
   Shareholder servicing fees.......................      122            97          317          269          434         155
   Administration and accounting fees...............      122            97          270          242          321         155
   Custodian fees...................................      100            40           50           50          350          60
   Professional fees................................        5             4           13           11           16           6
   Trustees' fees...................................        2             1            5            4            7           3
   Insurance expenses...............................        1             1            3            3            5           2
   Miscellaneous expenses...........................       11            10           20            7           32           6
                                                      -------      --------      -------      -------     --------     -------
       Total Expenses...............................    1,582         1,119        2,738        3,280        5,510       1,552
       Less: Advisory fee waivers and expense
         reimbursements.............................       --            --           --           --           --          --
                                                      -------      --------      -------      -------     --------     -------
       Net Expenses.................................    1,582         1,119        2,738        3,280        5,510       1,552
                                                      -------      --------      -------      -------     --------     -------
Net Investment Income (Loss)........................      393         1,098       18,063       (1,873)       1,404       1,630
                                                      -------      --------      -------      -------     --------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................      239         8,557          916       38,928      (17,292)      8,830
       Foreign currency transactions................     (168)          (24)          (2)          --       (8,144)         --
       Futures contracts............................       --            --          108           --           --          --
       Interest rate swaps..........................       --            --           94           --           --          --
       Option contracts.............................       --            --           --           --           --          --
                                                      -------      --------      -------      -------     --------     -------
   Net realized gain (loss).........................       71         8,533        1,116       38,928      (25,436)      8,830
                                                      -------      --------      -------      -------     --------     -------
 Net change in unrealized appreciation
   (depreciation) on:
       Securities...................................   12,477       (20,469)      (1,294)      27,050       78,096       6,641
       Futures contracts............................       --            --          (75)          --           --          --
       Written option contracts.....................       --            --           --           --           --          --
       Interest rate swaps..........................       --            --          (30)          --           --          --
       Translation of assets and liabilities
         denominated in foreign currencies..........        7            --         (395)          --       (2,276)         --
                                                      -------      --------      -------      -------     --------     -------
   Net change in unrealized appreciation
     (depreciation).................................   12,484       (20,469)      (1,794)      27,050       75,820       6,641
                                                      -------      --------      -------      -------     --------     -------
   Net gain (loss) on investments...................   12,555       (11,936)        (678)      65,978       50,384      15,471
                                                      -------      --------      -------      -------     --------     -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................  $12,948      $(10,838)     $17,385      $64,105     $ 51,788     $17,101
                                                      =======      ========      =======      =======     ========     =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1998.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
---------------------------------------------------------------------------------------------------
TWENTIETH     TWENTIETH       T. ROWE                                         BANKERS
 CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    LORD ABBETT    TRUST
STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS      SMALL CAP    ENHANCED   STEIN ROE
BALANCED       GROWTH          VALUE      GROWTH    REALTY(1)    VALUE(1)      500(1)    VENTURE(1)
---------   -------------   -----------   -------   ---------   -----------   --------   ----------
 $ 1,261       $   225       $  1,279     $1,639     $    67      $    82     $   555     $    17
     196           764          4,234      1,792       1,301          150       1,823          10
 -------       -------       --------     -------    -------      -------     -------     -------
   1,457           989          5,513      3,431       1,368          232       2,378          27
 -------       -------       --------     -------    -------      -------     -------     -------
     432           563          2,424      2,446         217          201         765          41
      51            56            269        272          22           21         128           4
      63            85            242        222          26           26          62          25
      24           200             40         40          12           24         110          15
       2             2             11          9           1            1           5          --
       1             1              4          4          --           --           2          --
       1             1              3          3          --           --           1          --
       4            22              7          6           3            4          21           2
 -------       -------       --------     -------    -------      -------     -------     -------
     578           930          3,000      3,002         281          277       1,094          87
      18            --             --         --          --           --         (74)        (29)
 -------       -------       --------     -------    -------      -------     -------     -------
     596           930          3,000      3,002         281          277       1,020          58
 -------       -------       --------     -------    -------      -------     -------     -------
     861            59          2,513        429       1,087          (45)      1,358         (31)
 -------       -------       --------     -------    -------      -------     -------     -------
     151        (1,148)         1,425     (7,239)       (679)      (2,539)      2,467      (1,726)
      94          (270)            --        (29)         --           --          --          --
      --            --         (1,970)        --          --           --       1,501          --
      --            --             --         --          --           --          --          --
      --            --             --      1,057          --           --          --          --
 -------       -------       --------     -------    -------      -------     -------     -------
     245        (1,418)          (545)    (6,211)       (679)      (2,539)      3,968      (1,726)
 -------       -------       --------     -------    -------      -------     -------     -------
  10,681         7,024        (38,214)    86,973      (4,597)         530      28,613       1,073
      --            --             --         --          --           --          --          --
      --            --             --         --          --           --          --          --
      --            --             --         --          --           --          --          --
       3          (132)            --         --          --           --          --          --
 -------       -------       --------     -------    -------      -------     -------     -------
  10,684         6,892        (38,214)    86,973      (4,597)         530      28,613       1,073
 -------       -------       --------     -------    -------      -------     -------     -------
  10,929         5,474        (38,759)    80,762      (5,276)      (2,009)     32,581        (653)
 -------       -------       --------     -------    -------      -------     -------     -------
  11,790
 $             $ 5,533       $(36,246)    $81,191    $(4,189)     $(2,054)    $33,939     $  (684)
 =======       =======       ========     =======    =======      =======     =======     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                           -------------------------------------------------------
                                                                                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                  AST PUTNAM                    LORD ABBETT
                                                             INTERNATIONAL EQUITY            GROWTH AND INCOME
                                                           ------------------------      -------------------------
                                                             1998           1997            1998            1997
                                                           ---------      ---------      -----------      --------
FROM OPERATIONS
    Net investment income (loss).......................    $   3,273      $   3,398      $    13,889      $ 11,541
    Net realized gain (loss) on investments............       35,882         49,254           64,048        50,708
    Net change in unrealized appreciation
      (depreciation) on investments....................       42,465         10,077           47,175        81,537
                                                           ---------      ---------      -----------      --------
      Net Increase (Decrease) in Net Assets from
         Operations....................................       81,620         62,729          125,112       143,786
                                                           ---------      ---------      -----------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income...........................................      (13,084)        (5,413)         (11,541)       (7,379)
    Distributions to shareholders from capital gains...      (38,174)       (17,443)         (50,708)      (13,267)
                                                           ---------      ---------      -----------      --------
      Total Dividends and Distributions to
         Shareholders..................................      (51,258)       (22,856)         (62,249)      (20,646)
                                                           ---------      ---------      -----------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..........................      185,700        125,193          270,381       426,438
    Net asset value of shares issued in reinvestment of
      dividends and distributions......................       51,257         22,856           62,249        20,647
    Cost of shares redeemed............................     (182,128)      (121,863)        (150,570)     (163,736)
                                                           ---------      ---------      -----------      --------
      Increase (Decrease) in Net Assets from Capital
         Share Transactions............................       54,829         26,186          182,060       283,349
                                                           ---------      ---------      -----------      --------
         Total Increase (Decrease) in Net Assets.......       85,191         66,059          244,923       406,489
NET ASSETS
    Beginning of Period................................      412,270        346,211          936,986       530,497
                                                           ---------      ---------      -----------      --------
    End of Period......................................    $ 497,461      $ 412,270      $ 1,181,909      $936,986
                                                           =========      =========      ===========      ========
SHARES ISSUED AND REDEEMED
    Shares sold........................................        8,691          6,183           13,210        22,448
    Shares issued in reinvestment of dividends and
      distributions....................................        2,483          1,229            3,057         1,185
    Shares redeemed....................................       (8,600)        (6,057)          (7,400)       (8,879)
                                                           ---------      ---------      -----------      --------
      Net Increase (Decrease) in Shares Outstanding....        2,574          1,355            8,867        14,754
                                                           =========      =========      ===========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------
                                           PORTFOLIO
------------------------------------------------------------------------------------------------
                                                        NEUBERGER&BERMAN
     JANCAP GROWTH            AST MONEY MARKET           MID-CAP VALUE       AST PUTNAM BALANCED
-----------------------   -------------------------   --------------------   -------------------
   1998         1997         1998          1997         1998        1997       1998       1997
----------   ----------   -----------   -----------   ---------   --------   --------   --------
$    3,392   $    3,000   $    46,464   $    33,089   $   3,830   $  4,517   $  9,873   $  8,977
   125,145       84,851           106            61       7,804     16,140     31,535     22,004
 1,055,349      199,524            --            --     (11,166)    13,829      4,938     21,963
----------   ----------   -----------   -----------   ---------   --------   --------   --------
 1,183,886      287,375        46,570        33,150         468     34,486     46,346     52,944
----------   ----------   -----------   -----------   ---------   --------   --------   --------
    (5,171)      (2,524)      (46,464)      (33,089)     (4,404)    (3,604)    (9,278)    (6,615)
   (82,896)     (42,072)          (61)          (80)    (16,269)    (5,148)   (21,696)   (30,342)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
   (88,067)     (44,596)      (46,525)      (33,169)    (20,673)    (8,752)   (30,974)   (36,957)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
 1,505,748      862,306     3,991,163     2,492,066     190,527     90,589     35,841     42,308
    88,067       44,596        45,987        31,988      20,673      8,752     30,974     36,957
  (945,578)    (530,403)   (3,829,350)   (2,313,617)   (120,170)   (47,070)   (30,443)   (24,140)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
   648,237      376,499       207,800       210,437      91,030     52,271     36,372     55,125
----------   ----------   -----------   -----------   ---------   --------   --------   --------
 1,744,056      619,278       207,845       210,418      70,825     78,005     51,744     71,112
 1,511,602      892,324       759,888       549,470     201,143    123,138    357,591    286,479
----------   ----------   -----------   -----------   ---------   --------   --------   --------
$3,255,658   $1,511,602   $   967,733   $   759,888   $ 271,968   $201,143   $409,335   $357,591
==========   ==========   ===========   ===========   =========   ========   ========   ========
    53,163       40,825     3,991,163     2,492,065      14,882      6,689      2,666      3,259
     3,601        2,311        45,987        31,988       1,531        711      2,361      3,095
   (34,087)     (25,329)   (3,829,350)   (2,313,617)     (9,030)    (3,718)    (2,282)    (1,850)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
    22,677       17,807       207,800       210,436       7,383      3,682      2,745      4,504
==========   ==========   ===========   ===========   =========   ========   ========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                              ---------------------------------------------------
                                                                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                                                               T. ROWE PRICE
                                                               FEDERATED HIGH YIELD           ASSET ALLOCATION
                                                              -----------------------      ----------------------
                                                                1998           1997          1998          1997
                                                              ---------      --------      --------      --------
FROM OPERATIONS
    Net investment income (loss)..........................    $  46,298      $ 27,616      $  7,245      $  4,904
    Net realized gain (loss) on investments...............        4,047         1,491           214           889
    Net change in unrealized appreciation (depreciation)
      on investments......................................      (38,540)       10,886        38,790        21,216
                                                              ---------      --------      --------      --------
      Net Increase (Decrease) in Net Assets from
         Operations.......................................       11,805        39,993        46,249        27,009
                                                              ---------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income..............................................      (27,616)      (10,610)       (4,836)       (2,585)
    Distributions to shareholders from capital gains......       (1,507)       (1,263)         (930)       (2,403)
                                                              ---------      --------      --------      --------
      Total Dividends and Distributions to Shareholders...      (29,123)      (11,873)       (5,766)       (4,988)
                                                              ---------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.............................      347,227       269,597       103,937        74,080
    Net asset value of shares issued in reinvestment of
      dividends and distributions.........................       29,123        11,874         5,767         4,987
    Cost of shares redeemed...............................     (197,772)      (80,433)      (19,065)       (8,162)
                                                              ---------      --------      --------      --------
      Increase (Decrease) in Net Assets from Capital Share
         Transactions.....................................      178,578       201,038        90,639        70,905
                                                              ---------      --------      --------      --------
         Total Increase (Decrease) in Net Assets..........      161,260       229,158       131,122        92,926
NET ASSETS
    Beginning of Period...................................      434,420       205,262       213,075       120,149
                                                              ---------      --------      --------      --------
    End of Period.........................................    $ 595,680      $434,420      $344,197      $213,075
                                                              =========      ========      ========      ========
SHARES ISSUED AND REDEEMED
    Shares sold...........................................       27,343        21,771         6,425         5,224
    Shares issued in reinvestment of dividends and
      distributions.......................................        2,302         1,000           371           377
    Shares redeemed.......................................      (15,704)       (6,550)       (1,181)         (570)
                                                              ---------      --------      --------      --------
      Net Increase (Decrease) in Shares Outstanding.......       13,941        16,221         5,615         5,031
                                                              =========      ========      ========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
                                             PORTFOLIO
----------------------------------------------------------------------------------------------------
       PIMCO                                                                       T. ROWE PRICE
 TOTAL RETURN BOND     INVESCO EQUITY INCOME   FOUNDERS CAPITAL APPRECIATION   INTERNATIONAL EQUITY
--------------------   ---------------------   -----------------------------   ---------------------
  1998        1997       1998        1997          1998            1997          1998        1997
---------   --------   ---------   ---------   -------------   -------------   ---------   ---------
$  38,448   $ 25,494   $  15,417   $  12,069     $  (1,352)      $    (777)    $   2,796   $   3,120
   33,856     16,378      24,041      30,597        (5,942)         13,327        23,255       8,904
   (6,318)     3,629      50,324      52,553        21,943           4,903        39,900      (3,621)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
   65,986     45,501      89,782      95,219        14,649          17,453        65,951       8,403
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  (26,514)   (15,321)    (12,093)     (7,141)           --              --        (5,390)     (2,360)
  (12,394)        --     (30,573)     (9,950)      (12,821)             --        (8,769)     (2,682)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  (38,908)   (15,321)    (42,666)    (17,091)      (12,821)             --       (14,159)     (5,042)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  443,436    239,491     341,838     325,090       112,086         159,953       376,940     303,075
   38,909     15,321      42,666      17,091        12,821              --        14,158       5,042
 (185,026)   (72,902)   (202,243)   (166,884)     (119,146)       (119,216)     (435,185)   (249,581)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  297,319    181,910     182,261     175,297         5,761          40,737       (44,087)     58,536
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  324,397    212,090     229,377     253,425         7,589          58,190         7,705      61,897
  572,100    360,010     602,105     348,680       278,258         220,068       464,456     402,559
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
$ 896,497   $572,100   $ 831,482   $ 602,105     $ 285,847       $ 278,258     $ 472,161   $ 464,456
=========   ========   =========   =========     =========       =========     =========   =========
   38,021     21,382      20,510      21,367         7,069           9,416        29,768      24,350
    3,502      1,429       2,613       1,227           706              --         1,115         419
  (15,740)    (6,415)    (12,079)    (11,049)       (7,164)         (6,897)      (34,036)    (19,694)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
   25,783     16,396      11,044      11,545           611           2,519        (3,153)      5,075
=========   ========   =========   =========     =========       =========     =========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                             ----------------------------------------------------
                                                                                  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                                 T. ROWE PRICE               NEUBERGER&BERMAN
                                                               INTERNATIONAL BOND             MID-CAP GROWTH
                                                             ----------------------      ------------------------
                                                               1998          1997          1998           1997
                                                             --------      --------      ---------      ---------
FROM OPERATIONS
    Net investment income (loss).........................    $  6,722      $  5,568      $    (717)     $     122
    Net realized gain (loss) on investments..............       4,529        (4,845)        19,756         33,536
    Net change in unrealized appreciation (depreciation)
      on investments.....................................       8,056        (3,925)        28,800        (11,415)
                                                             --------      --------      ---------      ---------
      Net Increase (Decrease) in Net Assets from
         Operations......................................      19,307        (3,202)        47,839         22,243
                                                             --------      --------      ---------      ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.............................................        (440)       (1,563)          (122)          (223)
    Distributions to shareholders from capital gains.....      (1,035)       (2,503)       (34,532)        (1,347)
                                                             --------      --------      ---------      ---------
      Total Dividends and Distributions to
         Shareholders....................................      (1,475)       (4,066)       (34,654)        (1,570)
                                                             --------      --------      ---------      ---------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold............................      34,101        57,168        183,164        210,696
    Net asset value of shares issued in reinvestment of
      dividends and distributions........................       1,475         4,066         34,654          1,570
    Cost of shares redeemed..............................     (35,843)      (21,793)      (154,261)      (184,136)
                                                             --------      --------      ---------      ---------
      Increase (Decrease) in Net Assets from Capital
         Share Transactions..............................        (267)       39,441         63,557         28,130
                                                             --------      --------      ---------      ---------
         Total Increase (Decrease) in Net Assets.........      17,565        32,173         76,742         48,803
NET ASSETS
    Beginning of Period..................................     130,408        98,235        185,050        136,247
                                                             --------      --------      ---------      ---------
    End of Period........................................    $147,973      $130,408      $ 261,792      $ 185,050
                                                             ========      ========      =========      =========
SHARES ISSUED AND REDEEMED
    Shares sold..........................................       3,207         5,634         11,663         13,595
    Shares issued in reinvestment of dividends and
      distributions......................................         144           405          2,141            109
    Shares redeemed......................................      (3,340)       (2,152)        (9,777)       (12,032)
                                                             --------      --------      ---------      ---------
      Net Increase (Decrease) in Shares Outstanding......          11         3,887          4,027          1,672
                                                             ========      ========      =========      =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------
                                       PORTFOLIO
----------------------------------------------------------------------------------------
                          T. ROWE PRICE         PIMCO LIMITED         AST OPPENHEIMER
 FOUNDERS PASSPORT      NATURAL RESOURCES       MATURITY BOND         LARGE-CAP GROWTH
--------------------   -------------------   --------------------   --------------------
  1998        1997       1998       1997       1998        1997       1998        1997
---------   --------   --------   --------   ---------   --------   ---------   --------
$     393   $    547   $  1,098   $  1,072   $  18,063   $ 14,491   $  (1,873)  $   (890)
       71     (3,437)     8,533      6,263       1,116        427      38,928     (4,645)
   12,484      5,943    (20,469)    (5,032)     (1,794)     3,612      27,050      5,704
---------   --------   --------   --------   ---------   --------   ---------   --------
   12,948      3,053    (10,838)     2,303      17,385     18,530      64,105        169
---------   --------   --------   --------   ---------   --------   ---------   --------
     (249)      (805)    (1,033)      (417)    (14,378)    10,857          --         --
       --       (129)    (6,254)    (2,073)         --         --          --         --
---------   --------   --------   --------   ---------   --------   ---------   --------
     (249)      (934)    (7,287)    (2,490)    (14,378)   (10,857)         --         --
---------   --------   --------   --------   ---------   --------   ---------   --------
  111,816     74,511     23,994     63,364     169,835    141,511     115,467    265,275
      249        933      7,287      2,489      14,379     10,857          --         --
 (122,705)   (77,268)   (50,984)   (42,246)   (126,156)   (80,412)   (114,296)   (78,586)
---------   --------   --------   --------   ---------   --------   ---------   --------
  (10,640)    (1,824)   (19,703)    23,607      58,058     71,956       1,171    186,689
---------   --------   --------   --------   ---------   --------   ---------   --------
    2,059        295    (37,828)    23,420      61,065     79,629      65,276    186,858
  117,938    117,643    111,954     88,534     288,642    209,013     235,648     48,790
---------   --------   --------   --------   ---------   --------   ---------   --------
$ 119,997   $117,938   $ 74,126   $111,954   $ 349,707   $288,642   $ 300,924   $235,648
=========   ========   ========   ========   =========   ========   =========   ========
    8,699      6,247      1,743      4,198      15,604     13,311       8,359     20,523
       20         78        527        172       1,360      1,049          --         --
   (9,531)    (6,422)    (3,762)    (2,804)    (11,604)    (7,504)     (8,303)    (6,296)
---------   --------   --------   --------   ---------   --------   ---------   --------
     (812)       (97)    (1,492)     1,566       5,360      6,856          56     14,227
=========   ========   ========   ========   =========   ========   =========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                             -------------------------------------------------------
                                                                                    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                AST PUTNAM VALUE
                                                             AST JANUS OVERSEAS GROWTH           GROWTH & INCOME
                                                             --------------------------      -----------------------
                                                                1998          1997(1)          1998         1997(1)
                                                             ----------      ----------      ---------      --------
FROM OPERATIONS
    Net investment income (loss).........................     $  1,404        $    452       $   1,630      $    686
    Net realized gain (loss) on investments..............      (25,436)         (1,787)          8,830         1,862
    Net change in unrealized appreciation (depreciation)
      on investments.....................................       75,820          13,636           6,641         5,642
                                                              --------        --------       ---------      --------
      Net Increase (Decrease) in Net Assets from
         Operations......................................       51,788          12,301          17,101         8,190
                                                              --------        --------       ---------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.............................................       (1,265)             --            (686)           --
    Distributions to shareholders from capital gains.....           --              --          (1,892)           --
                                                              --------        --------       ---------      --------
      Total Dividends and Distributions to
         Shareholders....................................       (1,265)             --          (2,578)           --
                                                              --------        --------       ---------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold............................      627,893         295,567          79,616       121,563
    Net asset value of shares issued in reinvestment of
      dividends and distributions........................        1,265              --           2,578            --
    Cost of shares redeemed..............................     (328,180)        (52,163)        (24,284)      (12,315)
                                                              --------        --------       ---------      --------
      Increase (Decrease) in Net Assets from Capital
         Share Transactions..............................      300,978         243,404          57,910       109,248
                                                              --------        --------       ---------      --------
         Total Increase (Decrease) in Net Assets.........      351,501         255,705          72,433       117,438
NET ASSETS
    Beginning of Period..................................      255,705              --         117,438            --
                                                              --------        --------       ---------      --------
    End of Period........................................     $607,206        $255,705       $ 189,871      $117,438
                                                              ========        ========       =========      ========
SHARES ISSUED AND REDEEMED
    Shares sold..........................................       47,356          25,962           6,243        10,693
    Shares issued in reinvestment of dividends and
      distributions......................................           98              --             202            --
    Shares redeemed......................................      (24,800)         (4,420)         (1,954)       (1,088)
                                                              --------        --------       ---------      --------
      Net Increase (Decrease) in Shares Outstanding......       22,654          21,542           4,491         9,605
                                                              ========        ========       =========      ========

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.
(2) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------
                                         PORTFOLIO
-------------------------------------------------------------------------------------------
 TWENTIETH CENTURY      TWENTIETH CENTURY     T. ROWE PRICE SMALL
STRATEGIC BALANCED    INTERNATIONAL GROWTH       COMPANY VALUE      MARSICO CAPITAL GROWTH
-------------------   ---------------------   -------------------   -----------------------
  1998     1997(1)      1998       1997(1)      1998     1997(1)       1998        1997(2)
--------   --------   ---------   ---------   --------   --------   -----------   ---------
$   861    $   273    $     59    $    (92)   $  2,513   $    949    $     429     $     6
    245       (407)     (1,418)       (481)       (545)     1,023       (6,211)         --
 10,684      1,830       6,892       1,465     (38,214)    16,808       86,973          23
-------    -------    --------    --------    --------   --------    ---------     -------
 11,790      1,696       5,533         892     (36,246)    18,780       81,191          29
-------    -------    --------    --------    --------   --------    ---------     -------
   (233)        --         (66)         --        (946)        --           (6)         --
     --         --          --          --      (1,025)        --           --          --
-------    -------    --------    --------    --------   --------    ---------     -------
   (233)        --         (66)         --      (1,971)        --           (6)         --
-------    -------    --------    --------    --------   --------    ---------     -------
 56,082     29,464      91,526      48,070     223,838    210,455      609,599       9,665
    233         --          66          --       1,971         --            6          --
 (5,776)    (2,213)    (52,451)    (15,837)    (83,416)   (29,339)    (103,123)     (2,395)
-------    -------    --------    --------    --------   --------    ---------     -------
 50,539     27,251      39,141      32,233     142,393    181,116      506,482       7,270
-------    -------    --------    --------    --------   --------    ---------     -------
 62,096     28,947      44,608      33,125     104,176    199,896      587,667       7,299
 28,947         --      33,125          --     199,896         --        7,299          --
-------    -------    --------    --------    --------   --------    ---------     -------
$91,043    $28,947    $ 77,733    $ 33,125    $304,072   $199,896    $ 594,966     $ 7,299
=======    =======    ========    ========    ========   ========    =========     =======
  4,561      2,754       6,818       4,258      17,995     17,898       49,747         966
     20         --           5          --         146         --            1          --
   (469)      (202)     (4,008)     (1,383)     (7,075)    (2,378)      (8,577)       (239)
-------    -------    --------    --------    --------   --------    ---------     -------
  4,112      2,552       2,815       2,875      11,066     15,520       41,171         727
=======    =======    ========    ========    ========   ========    =========     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------
                                                                                    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                          COHEN &           LORD ABBETT        BANKERS TRUST      STEIN ROE
                                                       STEERS REALTY      SMALL CAP VALUE      ENHANCED 500        VENTURE
                                                       -------------      ---------------      -------------      ---------
                                                          1998(3)             1998(3)             1998(3)          1998(3)
                                                       -------------      ---------------      -------------      ---------
FROM OPERATIONS
    Net investment income (loss)...................       $ 1,087            $    (45)           $   1,358         $   (31)
    Net realized gain (loss) on investments........          (679)             (2,539)               3,968          (1,726)
    Net change in unrealized appreciation
      (depreciation) on investments................        (4,597)                530               28,613           1,073
                                                          -------            --------            ---------         -------
      Net Increase (Decrease) in Net Assets from
         Operations................................        (4,189)             (2,054)              33,939            (684)
                                                          -------            --------            ---------         -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.......................................            --                  --                   --              --
    Distributions to shareholders from capital
      gains........................................            --                  --                   --              --
                                                          -------            --------            ---------         -------
         Total Dividends and Distributions to
           Shareholders............................            --                  --                   --              --
                                                          -------            --------            ---------         -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold......................        43,323              55,415              399,894          11,360
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions................................            --                  --                   --              --
    Cost of shares redeemed........................        (6,109)            (11,573)            (144,282)         (1,746)
                                                          -------            --------            ---------         -------
    Increase (Decrease) in Net Assets from Capital
      Share Transactions...........................        37,214              43,842              255,612           9,614
                                                          -------            --------            ---------         -------
      Total Increase (Decrease) in Net Assets......        33,025              41,788              289,551           8,930
NET ASSETS
    Beginning of Period............................            --                  --                   --              --
                                                          -------            --------            ---------         -------
    End of Period..................................       $33,025            $ 41,788            $ 289,551         $ 8,930
                                                          =======            ========            =========         =======
SHARES ISSUED AND REDEEMED
    Shares sold....................................         4,659               5,384               35,658           1,309
    Shares issued in reinvestment of dividends and
      distributions................................            --                  --                   --              --
    Shares redeemed................................          (730)             (1,203)             (13,000)           (220)
                                                          -------            --------            ---------         -------
      Net Increase (Decrease) in Shares
         Outstanding...............................         3,929               4,181               22,658           1,089
                                                          =======            ========            =========         =======

--------------------------------------------------------------------------------
(3) Commenced operations on January 2, 1998.

See Notes to Financial Statement.

                      [This page intentionally left blank]

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                            INCREASE (DECREASE) FROM
                                                             INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                     --------------------------------------   -------------------------------------
                                         NET ASSET      NET
                              YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                             ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
       PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
------------------------  ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST Putnam                    1998        $21.29      $  0.20       $  3.81       $  4.01      $  (0.67)   $  (1.96)    $  (2.63)
  International Equity        1997         19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                              1996         18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                              1995         17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
                              1994         17.34         0.10          0.36          0.46         (0.03)      (0.16)       (0.19)
Lord Abbett                   1998        $20.53      $  0.25       $  2.23       $  2.48      $  (0.25)   $  (1.08)    $  (1.33)
  Growth and Income           1997         17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                              1996         14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                              1995         12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
                              1994         12.06         0.20          0.06          0.26         (0.12)      (0.20)       (0.32)
JanCap Growth                 1998        $23.15      $  0.04       $ 15.10       $ 15.14      $  (0.08)   $  (1.21)    $  (1.29)
                              1997         18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                              1996         15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                              1995         11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
                              1994         11.78         0.06         (0.59)        (0.53)        (0.03)         --        (0.03)
AST Money Market              1998        $ 1.00      $0.0502       $0.0002       $0.0504      $(0.0502)   $(0.0002)    $(0.0504)
                              1997          1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                              1996          1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                              1995          1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
                              1994          1.00       0.0367        0.0002        0.0369       (0.0367)    (0.0002)     (0.0369)
Neuberger&Berman              1998        $15.15      $  0.21       $ (0.52)      $ (0.31)     $  (0.36)   $  (1.32)    $  (1.68)
  Mid-Cap Value               1997         12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                              1996         11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                              1995          9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
                              1994         10.79         0.46         (1.20)        (0.74)        (0.16)      (0.02)       (0.18)
AST Putnam Balanced           1998        $13.64      $  0.34       $  1.31       $  1.65      $  (0.35)   $  (0.81)    $  (1.16)
                              1997         13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                              1996         12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                              1995         10.49         0.26          2.06          2.32         (0.28)         --        (0.28)
                              1994         10.57         0.27         (0.26)         0.01         (0.07)      (0.02)       (0.09)
Federated High Yield          1998        $13.11      $  0.91       $ (0.57)      $  0.34      $  (0.76)   $  (0.04)    $  (0.80)
                              1997         12.13         0.75          0.83          1.58         (0.54)      (0.06)       (0.60)
                              1996         11.14         0.56          0.90          1.46         (0.47)         --        (0.47)
                              1995          9.69         0.38          1.46          1.84         (0.39)         --        (0.39)
                              1994(2)      10.00         0.55         (0.86)        (0.31)           --          --           --

------------------------  ---------

                          NET ASSET
                            VALUE
                             END
       PORTFOLIO          OF PERIOD
------------------------  ---------
AST Putnam                 $22.67
  International Equity      21.29
                            19.22
                            18.20
                            17.61
Lord Abbett                $21.68
  Growth and Income         20.53
                            17.17
                            14.98
                            12.00
JanCap Growth              $37.00
                            23.15
                            18.79
                            15.40
                            11.22
AST Money Market           $ 1.00
                             1.00
                             1.00
                             1.00
                             1.00
Neuberger&Berman           $13.16
  Mid-Cap Value             15.15
                            12.83
                            11.94
                             9.87
AST Putnam Balanced        $14.13
                            13.64
                            13.19
                            12.53
                            10.49
Federated High Yield       $12.65
                            13.11
                            12.13
                            11.14
                             9.69

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                RATIO OF EXPENSES           RATIOS OF NET INVESTMENT INCOME
            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    ----------------------------------   --------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   --------------   ---------------   --------------   ---------------
     20.10%   $  497,461       117%           1.13%            1.13%             0.69%            0.69%
     18.15%      412,270       116%           1.15%            1.15%             1.04%            1.04%
      9.65%      346,211       124%           1.16%            1.26%             0.88%            0.78%
     10.00%      268,056        59%           1.17%            1.27%             0.88%            0.78%
      2.64%      238,050        49%           1.22%            1.32%             0.55%            0.46%
     12.48%   $1,181,909        78%           0.91%            0.91%             1.32%            1.31%
     23.92%      936,986        41%           0.93%            0.93%             1.60%            1.60%
     18.56%      530,497        43%           0.97%            0.97%             1.92%            1.92%
     28.91%      288,749        50%           0.99%            0.99%             2.50%            2.50%
      2.22%       92,050        60%           1.06%            1.06%             2.45%            2.45%
     68.26%   $3,255,658        42%           1.02%            1.04%             0.16%            0.13%
     28.66%    1,511,563        94%           1.07%            1.08%             0.24%            0.23%
     28.36%      892,324        79%           1.10%            1.10%             0.25%            0.25%
     37.98%      431,321       113%           1.12%            1.12%             0.51%            0.51%
     (4.51%)     245,645        94%           1.18%            1.18%             0.62%            0.62%
      5.14%   $  967,733        N/A           0.60%            0.66%             4.99%            4.93%
      5.18%      759,888        N/A           0.60%            0.69%             5.06%            4.98%
      5.08%      549,470        N/A           0.60%            0.71%             4.87%            4.76%
      5.05%      344,225        N/A           0.60%            0.72%             5.38%            5.26%
      3.75%      288,588        N/A           0.64%            0.76%             3.90%            3.78%
     (2.33%)  $  271,968       208%           1.05%            1.05%             1.83%            1.83%
     26.42%      201,143        91%           0.90%            0.90%             3.34%            3.34%
     11.53%      123,138        81%           0.93%            0.93%             3.14%            3.14%
     26.13%      107,399        71%           0.93%            0.93%             4.58%            4.58%
     (6.95%)      71,205        54%           0.99%            0.99%             5.11%            5.11%
     12.86%   $  409,335       139%           1.00%            1.00%             2.55%            2.55%
     18.28%      357,591       170%           1.03%            1.03%             2.81%            2.81%
     11.23%      286,479       276%           0.94%            0.94%             2.66%            2.66%
     22.60%      255,206       161%           0.94%            0.94%             3.28%            3.28%
      0.09%      145,624        87%           0.99%            0.99%             3.08%            3.08%
      2.61%   $  595,680        36%           0.95%            0.95%             8.64%            8.64%
     13.59%      434,420        28%           0.98%            0.98%             8.83%            8.83%
     13.58%      205,262        43%           1.03%            1.03%             8.02%            8.02%
     19.57%       83,692        30%           1.11%            1.11%             8.72%            8.72%
     (3.10%)      21,308        41%           1.15%(1)         1.34%(1)          9.06%(1)         8.87%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
T. Rowe Price                  1998        $15.13       $ 0.35        $ 2.38        $ 2.73
  Asset Allocation             1997         13.27         0.33          2.03          2.36
                               1996         12.01         0.27          1.28          1.55
                               1995          9.94         0.26          2.02          2.28
                               1994(2)      10.00         0.21         (0.27)        (0.06)
PIMCO Total                    1998        $11.72       $ 0.49        $ 0.56        $ 1.05
  Return Bond                  1997         11.11         0.48          0.58          1.06
                               1996         11.34         0.46         (0.10)         0.36
                               1995          9.75         0.25          1.55          1.80
                               1994(2)      10.00         0.26         (0.51)        (0.25)
INVESCO Equity Income          1998        $16.51       $ 0.31        $ 1.81        $ 2.12
                               1997         13.99         0.31          2.84          3.15
                               1996         12.50         0.27          1.79          2.06
                               1995          9.75         0.25          2.65          2.90
                               1994(2)      10.00         0.16         (0.41)        (0.25)
Founders Capital               1998        $17.81       $(0.08)       $ 0.73        $ 0.65
Appreciation                   1997         16.80        (0.05)         1.06          1.01
                               1996         14.25        (0.03)         2.85          2.82
                               1995         10.84        (0.04)         3.54          3.50
                               1994(2)      10.00         0.11          0.73          0.84
T. Rowe Price                  1998        $12.09       $ 0.08        $ 1.59        $ 1.67
  International Equity         1997         12.07         0.09          0.08          0.17
                               1996         10.65         0.06          1.44          1.50
                               1995          9.62         0.07          0.99          1.06
                               1994(2)      10.00         0.02         (0.40)        (0.38)
T. Rowe Price                  1998        $10.11       $ 0.52        $ 0.94        $ 1.46
  International Bond           1997         10.90         0.20         (0.57)        (0.37)
                               1996         10.60         0.23          0.38          0.61
                               1995          9.68         0.31          0.75          1.06
                               1994(3)      10.00         0.27         (0.59)        (0.32)

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
T. Rowe Price                $(0.33)     $(0.06)      $(0.39)       $17.47
  Asset Allocation            (0.26)      (0.24)       (0.50)        15.13
                              (0.25)      (0.04)       (0.29)        13.27
                              (0.21)         --        (0.21)        12.01
                                 --          --           --          9.94
PIMCO Total                  $(0.51)     $(0.24)      $(0.75)       $12.02
  Return Bond                 (0.45)         --        (0.45)        11.72
                              (0.28)      (0.31)       (0.59)        11.11
                              (0.21)         --        (0.21)        11.34
                                 --          --           --          9.75
INVESCO Equity Income        $(0.32)     $(0.81)      $(1.13)       $17.50
                              (0.26)      (0.37)       (0.63)        16.51
                              (0.24)      (0.33)       (0.57)        13.99
                              (0.15)         --        (0.15)        12.50
                                 --          --           --          9.75
Founders Capital             $   --      $(0.85)      $(0.85)       $17.61
Appreciation                     --          --           --         17.81
                                 --       (0.27)       (0.27)        16.80
                              (0.09)         --        (0.09)        14.25
                                 --          --           --         10.84
T. Rowe Price                $(0.14)     $(0.23)      $(0.37)       $13.39
  International Equity        (0.07)      (0.08)       (0.15)        12.09
                              (0.08)         --        (0.08)        12.07
                              (0.01)      (0.02)       (0.03)        10.65
                                 --          --           --          9.62
T. Rowe Price                $(0.03)     $(0.08)      $(0.11)       $11.46
  International Bond          (0.16)      (0.26)       (0.42)        10.11
                              (0.14)      (0.17)       (0.31)        10.90
                              (0.14)         --        (0.14)        10.60
                                 --          --           --          9.68

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on January 4, 1994.
(3) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                RATIO OF EXPENSES           RATIOS OF NET INVESTMENT INCOME
            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    ----------------------------------   --------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   --------------   ---------------   --------------   ---------------
    18.36%     $344,197          8%           1.09%            1.09%             2.70%             2.70%
    18.40%      213,075         10%           1.13%            1.13%             2.95%             2.95%
    13.14%      120,149         31%           1.20%            1.20%             3.02%             3.02%
    23.36%       59,399         18%           1.25%            1.29%             3.53%             3.49%
    (0.60%)      23,463         32%           1.25%(1)         1.47%(1)          3.64%(1)          3.42%(1)
     9.46%     $896,497        231%           0.83%            0.83%             5.24%             5.24%
     9.87%      572,100        320%           0.86%            0.86%             5.56%             5.56%
     3.42%      360,010        403%           0.89%            0.89%             5.38%             5.38%
    18.78%      225,335        124%           0.89%            0.89%             5.95%             5.95%
    (2.50%)      46,493        139%           1.02%(1)         1.02%(1)          5.57%(1)          5.57%(1)
    13.34%     $831,482         67%           0.93%            0.93%             2.17%             2.17%
    23.33%      602,105         73%           0.95%            0.95%             2.54%             2.54%
    17.09%      348,680         58%           0.98%            0.98%             2.83%             2.83%
    30.07%      176,716         89%           0.98%            0.98%             3.34%             3.34%
    (2.50%)      65,201         63%           1.14%(1)         1.14%(1)          3.41%(1)          3.41%(1)
     3.49%     $285,847        100%           1.12%            1.12%            (0.53%)           (0.53%)
     6.01%      278,258         77%           1.13%            1.13%            (0.32%)           (0.32%)
    20.05%      220,068         69%           1.16%            1.16%            (0.38%)           (0.38%)
    32.56%       90,460         68%           1.22%            1.22%            (0.28%)           (0.28%)
     8.40%       28,559        198%           1.30%(1)         1.55%(1)          2.59%(1)          2.34%(1)
    14.03%     $472,161         32%           1.25%            1.25%             0.60%             0.60%
     1.36%      464,456         19%           1.26%            1.26%             0.71%             0.71%
    14.17%      402,559         11%           1.30%            1.30%             0.84%             0.84%
    11.09%      195,667         17%           1.33%            1.33%             1.03%             1.03%
    (3.80%)     108,751         16%           1.75%(1)         1.77%(1)          0.45%(1)          0.43%(1)
    14.72%     $147,973        136%           1.11%            1.11%             4.78%             4.78%
    (3.42%)     130,408        173%           1.11%            1.11%             4.73%             4.73%
     5.98%       98,235        241%           1.21%            1.21%             5.02%             5.02%
    11.10%       45,602        325%           1.53%            1.53%             6.17%             6.17%
    (3.20%)      15,218        163%           1.68%(1)         1.68%(1)          7.03%(1)          7.03%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
Neuberger&Berman               1998        $16.61       $(0.05)       $ 3.31        $ 3.26
  Mid-Cap Growth               1997         14.39         0.01          2.36          2.37
                               1996         12.40         0.01          2.01          2.02
                               1995          9.97         0.04          2.40          2.44
                               1994(4)      10.00         0.01         (0.04)        (0.03)
Founders Passport              1998        $11.78       $ 0.05        $ 1.24        $ 1.29
                               1997         11.63         0.03          0.21          0.24
                               1996         10.33         0.09          1.24          1.33
                               1995(5)      10.00         0.03          0.30          0.33
T. Rowe Price                  1998        $14.57       $ 0.19        $(1.78)       $(1.59)
  Natural Resources            1997         14.47         0.14          0.35          0.49
                               1996         11.11         0.05          3.35          3.40
                               1995(5)      10.00         0.04          1.07          1.11
PIMCO Limited                  1998        $11.02       $ 0.56        $ 0.03        $ 0.59
  Maturity Bond                1997         10.81         0.55          0.22          0.77
                               1996         10.47         0.56         (0.15)         0.41
                               1995(5)      10.00         0.05          0.42          0.47
AST Oppenheimer                1998        $12.62       $(0.10)       $ 3.55        $ 3.45
  Large-Cap Growth             1997         10.99        (0.05)         1.68          1.63
                               1996(6)      10.00        (0.01)         1.00          0.99
AST Janus Overseas             1998        $11.87       $ 0.04        $ 1.88        $ 1.92
  Growth                       1997(7)      10.00         0.02          1.85          1.87
AST Putnam Value               1998        $12.23       $ 0.11        $ 1.38        $ 1.49
  Growth & Income              1997(7)      10.00         0.07          2.16          2.23
Twentieth Century              1998        $11.34       $ 0.11        $ 2.29        $ 2.40
  Strategic Balanced           1997(7)      10.00         0.11          1.23          1.34
Twentieth Century              1998        $11.52       $ 0.03        $ 2.12        $ 2.15
  International Growth         1997(7)      10.00        (0.03)         1.55          1.52
T. Rowe Price Small            1998        $12.88       $ 0.09        $(1.42)       $(1.33)
  Company Value                1997(7)      10.00         0.06          2.82          2.88

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
Neuberger&Berman             $(0.01)     $(2.60)      $(2.61)       $17.26
  Mid-Cap Growth              (0.02)      (0.13)       (0.15)        16.61
                              (0.03)         --        (0.03)        14.39
                              (0.01)         --        (0.01)        12.40
                                 --          --           --          9.97
Founders Passport            $(0.03)     $   --       $(0.03)       $13.04
                              (0.08)      (0.01)       (0.09)        11.78
                              (0.03)         --        (0.03)        11.63
                                 --          --           --         10.33
T. Rowe Price                $(0.14)     $(0.87)      $(1.01)       $11.97
  Natural Resources           (0.07)      (0.32)       (0.39)        14.57
                              (0.02)      (0.02)       (0.04)        14.47
                                 --          --           --         11.11
PIMCO Limited                $(0.53)     $   --       $(0.53)       $11.08
  Maturity Bond               (0.56)         --        (0.56)        11.02
                              (0.05)      (0.02)       (0.07)        10.81
                                 --          --           --         10.47
AST Oppenheimer              $   --      $   --       $   --        $16.07
  Large-Cap Growth               --          --           --         12.62
                                 --          --           --         10.99
AST Janus Overseas           $(0.05)     $   --       $(0.05)       $13.74
  Growth                         --          --           --         11.87
AST Putnam Value             $(0.07)     $(0.18)      $(0.25)       $13.47
  Growth & Income                --          --           --         12.23
Twentieth Century            $(0.08)     $   --       $(0.08)       $13.66
  Strategic Balanced             --          --           --         11.34
Twentieth Century            $(0.01)     $   --       $(0.01)       $13.66
  International Growth           --          --           --         11.52
T. Rowe Price Small          $(0.05)     $(0.06)      $(0.11)       $11.44
  Company Value                  --          --           --         12.88

--------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on October 20, 1994.
(5) Commenced operations on May 2, 1995.
(6) Commenced operations on May 2, 1996.
(7) Commenced operations on January 2, 1997.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
           SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
---------------------------------------   --------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------   -------------   ---------   --------------   ---------------   --------------   ---------------
     20.65%     $261,792        228%          1.07%             1.07%            (0.34%)          (0.34%)
     16.68%      185,050        305%          0.99%             0.99%             0.07%            0.07%
     16.34%      136,247        156%          1.01%             1.01%             0.24%            0.24%
     24.42%       45,979         84%          1.17%             1.17%             0.70%            0.70%
     (0.30%)       3,030          5%          1.25%(1)          1.70%(1)          1.41%(1)         0.97%(1)
     10.92%     $119,997         46%          1.30%             1.30%             0.32%            0.32%
      2.03%      117,938         73%          1.35%             1.35%             0.43%            0.43%
     12.91%      117,643        133%          1.36%             1.36%             1.25%            1.25%
      3.30%       28,455          4%          1.46%(1)          1.46%(1)          0.94%(1)         0.94%(1)
    (11.83%)    $ 74,126         55%          1.16%             1.16%             1.14%            1.14%
      3.39%      111,954         44%          1.16%             1.16%             0.98%            0.98%
     30.74%       88,534         31%          1.30%             1.30%             1.08%            1.08%
     11.10%        9,262          2%          1.35%(1)          1.80%(1)          1.28%(1)         0.83%(1)
      5.72%     $349,707        263%          0.86%             0.86%             5.70%            5.70%
      7.46%      288,642         54%          0.88%             0.88%             5.71%            5.71%
      3.90%      209,013        247%          0.89%             0.89%             5.69%            5.69%
      4.70%      161,940        205%          0.89%(1)          0.89%(1)          4.87%(1)         4.87%(1)
     27.34%     $300,924        252%          1.22%             1.22%            (0.70%)          (0.70%)
     14.83%      235,648        219%          1.23%             1.23%            (0.59%)          (0.59%)
      9.90%       48,790         77%          1.33%(1)          1.33%(1)         (0.56%)(1)       (0.56%)(1)
     16.22%     $607,206         97%          1.27%             1.27%             0.32%            0.32%
     18.70%      255,705         94%          1.35%(1)          1.35%(1)          0.36%(1)         0.36%(1)
     12.27%     $189,871         87%          1.00%             1.00%             1.05%            1.05%
     22.30%      117,438         81%          1.23%(1)          1.23%(1)          1.24%(1)         1.24%(1)
     21.29%     $ 91,043         95%          1.16%             1.13%             1.68%            1.71%
     13.40%       28,947         76%          1.25%(1)          1.35%(1)          2.02%(1)         1.92%(1)
     18.68%     $ 77,733        220%          1.65%             1.65%             0.10%            0.10%
     15.10%       33,125        171%          1.75%(1)          1.75%(1)         (0.58%)(1)       (0.58%)(1)
    (10.53%)    $304,072         10%          1.11%             1.11%             0.93%            0.93%
     28.80%      199,896          7%          1.16%(1)          1.16%(1)          1.20%(1)         1.20%(1)
-------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
Marsico Capital Growth         1998        $10.03       $ 0.00        $ 4.17        $ 4.17
                               1997(8)      10.00         0.01          0.02          0.03
Cohen & Steers Realty          1998(9)     $10.00       $ 0.28        $(1.87)       $(1.59)
Lord Abbett Small Cap
  Value                        1998(9)     $10.00       $(0.01)       $   --        $(0.01)
Bankers Trust Enhanced
  500                          1998(9)     $10.00       $ 0.06        $ 2.72        $ 2.78
Stein Roe Venture              1998(9)     $10.00       $(0.03)       $(1.77)       $(1.80)

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
Marsico Capital Growth       $  --       $  --         $  --        $14.20
                                --          --            --         10.03
Cohen & Steers Realty        $  --       $  --         $  --        $ 8.41
Lord Abbett Small Cap
  Value                      $  --       $  --         $  --        $ 9.99
Bankers Trust Enhanced
  500                        $  --       $  --         $  --        $12.78
Stein Roe Venture            $  --       $  --         $  --        $ 8.20

--------------------------------------------------------------------------------
(1) Annualized.
(8) Commenced operations on December 22, 1997.
(9) Commenced operations on January 2, 1998.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
           SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
---------------------------------------   --------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------   -------------   ---------   --------------   ---------------   --------------   ---------------
     41.59%     $594,966        213%           1.11%             1.11%             0.16%            0.16%
      0.30%        7,299          --           1.00%(1)          1.00%(1)          3.62%(1)         3.62%(1)
    (16.00%)    $ 33,025         18%           1.30%(1)          1.30%(1)          5.02%(1)         5.02%(1)
     (0.10%)    $ 41,788         58%           1.31%(1)          1.31%(1)         (0.21%)(1)       (0.21%)(1)
     27.90%     $289,551        162%           0.80%(1)          0.86%(1)          1.07%(1)         1.01%(1)
    (18.00%)    $  8,930        141%           1.35%(1)          2.04%(1)         (0.71%)(1)       (1.39%)(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 1998, issued 28 classes of shares of beneficial interest: AST Putnam International Equity Portfolio ("Putnam International Equity"), Lord Abbett Growth and Income Portfolio ("Growth and Income"), JanCap Growth Portfolio ("Growth"), AST Money Market Portfolio ("Money Market"), Neuberger&Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST Putnam Balanced Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("Total Return Bond"), INVESCO Equity Income Portfolio ("Equity Income"), Founders Capital Appreciation Portfolio ("Capital Appreciation"), T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), T. Rowe Price International Bond Portfolio ("International Bond"), Neuberger&Berman Mid-Cap Growth Portfolio ("Mid-Cap Growth"), Founders Passport Portfolio ("Passport"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Oppenheimer Large-Cap Growth Portfolio ("Large-Cap Growth") (formerly, Robertson Stephens Value + Growth Portfolio), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST Putnam Value Growth & Income Portfolio ("Value Growth & Income"), Twentieth Century Strategic Balanced Portfolio ("Strategic Balanced"), Twentieth Century International Growth Portfolio ("International Growth"), T. Rowe Price Small Company Value Portfolio ("Small Company Value"), Marsico Capital Growth Portfolio ("Capital Growth"), Cohen & Steers Realty Portfolio ("Realty"), Lord Abbett Small Cap Value Portfolio ("Small Cap Value"), Bankers Trust Enhanced 500 Portfolio ("Enhanced 500"), and Stein Roe Venture Portfolio ("Venture") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount

--------------------------------------------------------------------------------

or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of December 31, 1998, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

--------------------------------------------------------------------------------

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

--------------------------------------------------------------------------------

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Putnam Investment Management, Inc. for Putnam International Equity, Balanced, and Value Growth & Income; Lord Abbett & Co. for Growth and Income and Small Cap Value; Janus Capital Corporation for Growth and Overseas Growth; J. P. Morgan Investment Management Inc. for Money Market; Federated Investment Counseling for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Capital Appreciation and Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe International Equity and International Bond; Neuberger Berman Management Incorporated for Mid-Cap Value and Mid-Cap Growth; OppenheimerFunds, Inc. for Large-Cap Growth; American Century Investment Management, Inc. for Strategic Balanced and International Growth; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Bankers Trust Company for Enhanced 500; and Stein Roe & Farnham Incorporated for Venture.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, and .95% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Capital Appreciation, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced 500, and Venture Portfolios, respectively. The fees for Putnam International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Mid-Cap Growth and Large-Cap Growth are

--------------------------------------------------------------------------------

at the rate of .85% for average daily net assets in excess of $1 billion, and for Balanced are at the rate of .70% for average daily net assets in excess of $300 million. During the year ended December 31, 1998, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio, .05% from its fee for the Growth Portfolio on average daily net assets in excess of $1 billion, and, since February 11, 1998, .05% from its fee for the Growth and Income Portfolio on average daily net assets in excess of $1 billion.

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .45%, .60%, .60%, .30%, .35%, .65%, .45%,
 .50%, .70%, .60%, .45%, .60%, .50%, .17%, and .50% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Capital Appreciation, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced 500, and Venture Portfolios, respectively. The Sub-advisors for the Growth, Money Market, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, Capital Growth, Small Cap Value, and Venture, are reduced for Portfolio net assets in excess of specified levels.

On April 29, 1998, the shareholders of the Federated Utility Income and Berger Capital Growth Portfolios approved new Investment Management and Sub-Advisory Agreements, effective May 1, 1998. Under the new Sub-Advisory Agreements, Neuberger Berman Management Incorporated became Sub-advisor to both Portfolios. Effective May 1, 1998, the names of the Portfolios were changed from Federated Utility Income Portfolio to Neuberger&Berman Mid-Cap Value Portfolio and from Berger Capital Growth Portfolio to Neuberger&Berman Mid-Cap Growth Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to Federated Utility Income Portfolio and Berger Associates, Inc. served as Sub-advisor to Berger Capital Growth Portfolio. Prior to May 1, 1998, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of .75% for both the Federated Utility Income and Berger Capital Growth Portfolios. The fees for Federated Utility Income Portfolio were reduced to .60% for average daily net assets in excess of $50 million. The Investment Manager paid each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .50% and .55% of the average daily net assets of the Federated Utility Income and Berger Capital Growth Portfolios, respectively. The annual rates of the fees paid by the Investment Manager to the Sub-advisors of each Portfolio were reduced for Portfolio net assets in excess of specified levels.

On December 30, 1998, the shareholders of Robertson Stephens Value + Growth Portfolio approved a new Sub-Advisory Agreement, effective December 31, 1998. Under the new Agreement, OppenheimerFunds, Inc. became Sub-advisor to the Portfolio and the name of the Portfolio was changed to AST Oppenheimer Large-Cap Growth Portfolio. Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor to the Portfolio. Prior to December 31, 1998, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio. The Investment Manager paid the Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60% of the average daily net assets of

--------------------------------------------------------------------------------

the Portfolio. The annual rate of the fees paid by the Investment Manager to the Sub-advisor was reduced for Portfolio net assets in excess of specified levels.

On December 30, 1998, the shareholders of Founders Capital Appreciation Portfolio approved a new Sub-Advisory Agreement, effective January 1, 1999. Under the new Agreement, Janus Capital Corporation becomes Sub-advisor to the Portfolio and the name of the Portfolio changes to AST Janus Small-Cap Growth Portfolio. In addition, the Investment Manager pays the Sub-advisor a fee, computed daily and payable monthly, based on an annual rate of .50% of the average daily net assets of the Portfolio. The annual rate of the fees payable by the Investment Manager to the Sub-advisor are reduced for Portfolio net assets in excess of specified levels.

By the terms of the Investment Management Agreement, during the year ended December 31, 1998, the Investment Manager reimbursed Money Market in the amount of $121,415 to prevent its expenses from exceeding an annual rate of .60% of average daily net assets. In addition, the Investment Manager voluntarily reimbursed Enhanced 500 and Venture in the amount of $73,723 and $29,462, respectively. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio within the two-year period following such payments. During the year ended December 31, 1998, Strategic Balanced paid $18,200 as reimbursement to the Investment Manager.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

--------------------------------------------------------------------------------

Capital Loss Carryforwards

At December 31, 1998, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                        EXPIRATION DECEMBER 31,
                                                                 -------------------------------------
                                                    AMOUNT         2004         2005          2006
                                                  -----------    --------    ----------    -----------
Capital Appreciation..........................    $ 5,945,483    $     --    $       --    $ 5,945,483
Passport......................................      2,860,101          --     2,860,101             --
Limited Maturity Bond.........................        132,375     132,375            --             --
Overseas Growth...............................     18,489,428          --     2,020,791     16,468,637
Small Company Value...........................        504,463          --            --        504,463
Realty........................................        569,675          --            --        569,675
Small Cap Value...............................      2,512,177          --            --      2,512,177
Venture.......................................      1,708,208          --            --      1,708,208

--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the period ended December 31, 1998, were as follows ($ in thousands):

                                                    U.S. GOVERNMENT SECURITIES       OTHER SECURITIES
                                                    --------------------------    ----------------------
                                                     PURCHASES        SALES       PURCHASES      SALES
                                                    -----------    -----------    ----------    --------
Putnam International Equity.......................  $       --     $       --     $  557,527    $536,094
Growth and Income.................................          --             --        904,339     796,940
Growth............................................          --             --      1,224,439     806,918
Mid-Cap Value.....................................          --             --        490,083     410,478
Balanced..........................................     205,819        191,365        293,887     278,794
High Yield........................................         180          4,077        369,858     177,783
Asset Allocation..................................      27,418             15         73,223      21,043
Total Return Bond.................................   1,727,784      1,398,739        493,110     189,256
Equity Income.....................................      31,132         28,260        578,910     423,472
Capital Appreciation..............................          --             --        239,729     253,679
T. Rowe International Equity......................          --             --        141,748     190,552
International Bond................................          --             --        177,652     182,606
Mid-Cap Growth....................................          --             --        472,876     452,168
Passport..........................................          --             --         47,895      47,292
Natural Resources.................................          --             --         49,054      70,009
Limited Maturity Bond.............................   1,032,600        872,726         78,923      47,061
Large-Cap Growth..................................          --             --        654,342     724,885
Overseas Growth...................................          --             --        626,216     369,641
Value Growth & Income.............................          --             --        184,829     128,629
Strategic Balanced................................      22,299          9,151         71,401      36,836
International Growth..............................          --             --        151,802     114,448
Small Company Value...............................          --             --        156,086      22,689
Capital Growth....................................          --             --        965,238     524,606
Realty............................................          --             --         39,868       3,540
Small Cap Value...................................          --             --         52,056      11,257
Enhanced 500......................................          --             --        383,585     174,756
Venture...........................................          --             --         13,722       5,393

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

--------------------------------------------------------------------------------

At December 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                                                     NET
                                                                   GROSS           GROSS          UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------
Putnam International Equity.....................  $  419,909     $   90,721       $(12,833)       $   77,888
Growth and Income...............................     977,333        225,412        (27,728)          197,684
Growth..........................................   1,816,704      1,455,500        (21,350)        1,434,150
Money Market....................................     964,747             --             --                --
Mid-Cap Value...................................     256,655         25,438        (11,583)           13,855
Balanced........................................     372,822         45,373        (12,507)           32,866
High Yield......................................     604,370         11,963        (30,750)          (18,787)
Asset Allocation................................     278,883         77,403         (5,702)           71,701
Total Return Bond...............................   1,060,706          8,704         (5,530)            3,174
Equity Income...................................     684,798        163,592        (18,507)          145,085
Capital Appreciation............................     202,169         73,985         (9,757)           64,228
T. Rowe International Equity....................     368,525        113,429        (32,261)           81,168
International Bond..............................     139,015          7,974         (3,660)            4,314
Mid-Cap Growth..................................     227,266         42,957        (11,131)           31,826
Passport........................................      94,752         31,522         (7,861)           23,661
Natural Resources...............................      91,487          4,070        (21,904)          (17,834)
Limited Maturity Bond...........................     461,936          2,468         (1,650)              818
Large-Cap Value.................................     189,483         38,737         (3,237)           35,500
Overseas Growth.................................     516,547        106,462        (15,558)           90,904
Value Growth & Income...........................     176,759         22,798        (10,861)           11,937
Strategic Balanced..............................      77,062         12,452           (150)           12,302
International Growth............................      73,467          7,909         (1,592)            6,317
Small Company Value.............................     323,678         30,359        (51,765)          (21,406)
Capital Growth..................................     532,112         84,374         (4,037)           80,337
Realty..........................................      37,710            227         (4,886)           (4,659)
Small Cap Value.................................      42,160          4,543         (4,039)              504
Enhanced 500....................................     244,749         28,494         (5,133)           23,361
Venture.........................................       7,343          1,201           (146)            1,055

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

--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 1998, were as follows:

                                       TOTAL RETURN BOND     LIMITED MATURITY BOND       CAPITAL GROWTH
                                     ---------------------   ---------------------   -----------------------
                                     NUMBER OF               NUMBER OF               NUMBER OF
                                     CONTRACTS    PREMIUM    CONTRACTS    PREMIUM    CONTRACTS     PREMIUM
                                     ---------   ---------   ----------   --------   ---------   -----------
Balance at beginning of year.......       --     $      --       --            --        --               --
Written............................   35,730       782,014       76       $13,948       695      $ 2,028,983
Expired............................   (9,500)     (143,336)      --            --        --               --
Exercised..........................       --            --       --            --        --               --
Closed.............................       --            --       --            --      (695)      (2,028,983)
                                      ------     ---------       --       -------      ----      -----------
Balance at end of year.............   26,230     $ 638,678       76       $13,948        --      $        --
                                      ======     =========       ==       =======      ====      ===========

At December 31, 1998, Total Return Bond and Limited Maturity Bond had sufficient cash and/or securities at least equal to the value of written options.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AST Putnam International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Neuberger&Berman Mid-Cap Value Portfolio (formerly Federated Utility Income Portfolio), AST Putnam Balanced Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Neuberger&Berman Mid-Cap Growth Portfolio (formerly Berger Capital Growth Portfolio), Founders Passport Portfolio, T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, AST Oppenheimer Large-Cap Growth Portfolio (formerly Robertson Stephens Value + Growth Portfolio), AST Janus Overseas Growth Portfolio, AST Putnam Value Growth and Income Portfolio, Twentieth Century Strategic Balanced Portfolio, Twentieth Century International Growth Portfolio, T. Rowe Price Small Company Value Portfolio, Marsico Capital Growth Portfolio, Cohen & Steers Realty Portfolio, Lord Abbett Small Cap Value Portfolio, Bankers Trust Enhanced 500 Portfolio, and Stein Roe Venture Portfolio (collectively, the "Portfolios") of American Skandia Trust ("the Trust") as of December 31, 1998, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 11, 1999

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